UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:   BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:   John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock Funds II

▶	BlackRock Dynamic High Income Portfolio
▶	BlackRock Multi-Asset Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www. blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional and Class K Shares performed in line with its custom benchmark, a blend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor A and Investor C Shares underperformed the custom benchmark.

What factors influenced performance?

The Fund seeks to earn a high level of current income by tactically managing a diversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the outcome-oriented nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk-controlled framework, seeking to maintain competitive yield with a risk profile in line with or below that of the of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index risk benchmark.

The Fund’s positioning with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates) was the key contributor to Fund returns as U.S. Treasury yields declined over the period. An allocation to high yield corporate bonds also contributed, as positive global growth and a supportive U.S. corporate earnings backdrop aided credit markets. Exposure to preferred stocks, emerging market debt, floating rate loans and collateralized loan obligations (“CLOs”) also boosted Fund returns. Finally, exposure to real estate related assets, including non-agency mortgage-backed securities (“MBS”) and real estate investment trusts (“REITs”), contributed as well.

An allocation to U.S. and European equities via index futures was a key detractor as markets sold off in late 2018. Exposure to master limited partnerships (“MLPs”) and energy infrastructure issuers also hurt Fund returns as lower energy prices and uncertain demand weighed on the sector. The Fund’s covered call strategy contributed to Fund performance, although returns were moderated by negative performance from the international exposure.

During the period, the Fund held derivatives as part of its investment strategy to efficiently manage its exposures. As mentioned, strong 2019 performance from long positions in U.S. equity and international equity futures was largely offset by exposure to weak equity markets late in 2018. U.S. Treasury bond futures used to manage the amount of interest rate risk in the portfolio were a key contributor to performance. Furthermore, exposure to equity-linked notes contributed to both income and overall returns for the period. Finally, the Fund held other derivative positions over the period, including strategies to reduce exposure to the euro, which aided performance, while the impact of reducing exposure to the British pound and Japanese yen was negligible on performance. Overall, the Fund’s use of derivatives during the period contributed positively to Fund performance.

Describe recent portfolio activity.

The Fund sought to limit risk for much of the period by reducing equity exposure and increasing its allocation to fixed income. Within fixed income, the Fund increased its duration positioning by reducing interest rate strategies and increasing exposure to long U.S. Treasury futures. Additionally, the Fund increased its position in high yield corporates and CLOs in pursuit of attractive income opportunities. Elsewhere within fixed income, the Fund reduced exposure to non-agency MBS and commercial mortgage backed securities (“CMBS”) on the view that additional upside for both segments may be limited.

The Fund’s cash position was modestly elevated at approximately 6.5% at period end. The Fund’s cash balance did not have a material impact on Fund performance during the period.

Describe Fund positioning at period end.

The Fund was allocated across a number of diverse asset classes, including equity covered calls, high yield corporate bonds, floating rate bank loans and CLOs, preferred stocks, emerging market debt, MBS, CMBS, global equities, REITs, MLPs and investment grade corporate bonds. The Fund also held euro, Japanese yen and British pound currency positions, along with equity and Treasury futures to manage exposure to equity markets and interest rates, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Dynamic High Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed-income securities by investing in BlackRock equity and/or fixed-income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund may also invest up to 50% of its assets in structured notes that provide exposure to covered call options or other types of financial instruments.

(d)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(e)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(f)

A widely recognized unmanaged market-weighted index comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
				1 Year		Since Inception (b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.31%	5.18%	7.28%	5.23%	N/A	5.83%	N/A
Investor A	4.79	4.67	7.25	5.08	(0.44)%	5.59	4.39%
Investor C	4.30	4.18	6.76	4.19	3.21	4.77	4.77
Class K	5.36	5.24	7.42	5.28	N/A	5.89	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	8.03	5.26	N/A	6.32	N/A
MSCI World Index	—	—	9.07	3.62	N/A	7.55	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.23	8.08	N/A	2.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on November 3, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2019	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund underperformed its custom benchmark, a blend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The following discussion relates to absolute performance due to the nature of the Fund’s strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) that is managed within a risk-controlled framework and seeks to maintain a competitive yield with a risk profile less than or equal to the 50/50 custom benchmark. The Fund may use derivatives to manage the portfolio’s positioning and to provide an element of protection during periods of market distress.

Weaker oil prices and uncertain demand weighed on master limited partnerships (“MLPs”) and energy infrastructure issuers, leading to negative returns for each asset class and detracting from Fund performance. The decision to reduce risk through some of the Fund’s U.S. equity exposure hurt Fund returns as U.S. stocks outperformed during the period. While the rest of the Fund’s exposures were directionally positive, the decision to run the portfolio with lower levels of risk modestly detracted as risk assets generally outperformed.

Exposure to high yield corporate bonds was the leading contributor to Fund performance during the period. Positive global growth and a supportive U.S. corporate earnings backdrop aided credit markets, including high yield bonds. The Fund’s positioning with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates) helped Fund returns as U.S. Treasury yields declined over the period. The Fund’s currency positioning also aided Fund returns. In particular, the decision to reduce exposure to the euro and the British pound proved beneficial as both currencies weakened against the U.S. dollar. Credit exposure outside of high yield also added to performance, with allocations to preferred stocks, commercial mortgage backed securities (“CMBS”), floating rate loans and investment grade corporate bonds all contributing.

The Fund held derivatives during the period. In particular, futures and options were key derivative instruments utilized to efficiently manage the Fund’s exposures and to help protect the portfolio during periods of market distress. Additionally, equity covered calls were utilized to provide an alternative source of income. During the period, the strategies used to reduce U.S. equity risk detracted from returns as markets rallied. U.S. Treasury futures used to manage the amount of interest rate risk in the portfolio were a positive contributor to Fund performance. Exposure to equity-linked notes also contributed to both income and overall returns for the period. Finally, the Fund employed currency strategies to reduce exposure to the euro and British pound, which provided a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund sought to limit risk for much of the period by reducing equity exposure and increasing its allocation to fixed income. Within fixed income, the Fund increased its duration positioning by increasing exposure to long U.S. Treasury futures. Additionally, the Fund increased its positions in both high yield and investment grade corporates in pursuit of attractive income opportunities. Elsewhere within fixed income, the Fund reduced exposure to non-agency mortgage backed securities (“MBS”) and CMBS on the view that additional upside for both segments may be limited.

The Fund’s cash position was modestly elevated at period end at 5.4%. The Fund’s cash position did not have a material impact on Fund performance during the period.

Describe Fund positioning at period end.

The Fund was allocated across a number of diverse asset classes, including high yield corporates, global dividend stocks, floating rate bank loans and collateralized loan obligations (“CLOs”), equity covered calls, preferred stock, MBS, investment grade corporate debt, emerging markets debt, MLPs and energy infrastructure issues, and global real estate investment trusts.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Multi-Asset Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed-income securities by investing in BlackRock equity and/or fixed-income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Income Portfolio”.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(e)

A widely recognized unmanaged market-weighted index comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended July 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.53%	4.41%	5.75%	5.92%	N/A	4.18%	N/A	7.61%	N/A
Investor A	4.05	3.95	5.62	5.65	0.11%	3.93	2.82%	7.35	6.77%
Investor C	3.53	3.41	5.14	4.77	3.77	3.14	3.14	6.54	6.54
Class K	4.58	4.47	5.78	5.87	N/A	4.18	N/A	7.62	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	7.28	6.21	N/A	5.22	N/A	7.02	N/A
MSCI World Index	—	—	9.07	3.62	N/A	7.05	N/A	9.87	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.23	8.08	N/A	3.05	N/A	3.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated ETFs. In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Income Portfolio”.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Portfolio Information  as of July 31, 2019

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
BlackRock Floating Rate Income Portfolio	9%
BlackRock Allocation Target Shares, Series A	6
iShares iBoxx $ High Yield Corporate Bond ETF	3
iShares Core Dividend Growth ETF	2
iShares Core S&P 500 ETF	1
Wells Fargo Securities LLC	1
JPMorgan Chase & Co.	1
Morgan Stanley	1
Bank of America Corp.	1
Plains All American Pipeline LP	1

(a)	Total Investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	23%
Investment Companies	22
Equity-Linked Notes	22
Common Stocks	16
Asset-Backed Securities	6
Preferred Securities	5
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	2
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of TotaI Investments (a)
iShares iBoxx $ High Yield Corporate Bond ETF	4%
iShares Short-Term Corporate Bond ETF	1
JPMorgan Chase &Co.	1
Alternative Loan Trust	1
Bank of America Corp.	1
HSBC Holdings plc	1
Plains All American Pipeline LP	1
Goldman Sachs Group, Inc. (The)	1
Commercial Mortgage Trust	1
Morgan Stanley	1

(a)	Total Investments exclude short-term securities and options purchased.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	30%
Common Stocks	20
Equity-Linked Notes	10
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	8
Floating Rate Loan Interests	7
Investment Companies	6
Preferred Securities	5
Foreign Government Obligations	3
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Obligations	1
Participation Notes	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund’s total investments.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 for BlackRock Dynamic High Income Portfolio and the Class K Shares inception date of February 3, 2017 for the BlackRock Multi-Asset Income Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DERIVATIVE FINANCIAL INSTRUMENTS	9

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$1,072.80	$3.29	$1,000.00	$1,021.62	$3.21	0.64%
Investor A	1,000.00	1,072.50	4.57	1,000.00	1,020.38	4.46	0.89
Investor C	1,000.00	1,067.60	8.41	1,000.00	1,016.66	8.20	1.64
Class K	1,000.00	1,074.20	3.03	1,000.00	1,021.87	2.96	0.59
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$1,057.50	$2.81	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	1,000.00	1,056.20	4.08	1,000.00	1,020.83	4.01	0.80
Investor C	1,000.00	1,051.40	7.88	1,000.00	1,017.11	7.75	1.55
Class K	1,000.00	1,057.80	2.55	1,000.00	1,022.32	2.51	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” above for further information on how expenses were calculated.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 6.2%
Ajax Mortgage Loan Trust(a)(b):
Series 2018-E, Class A, 4.38%, 06/25/58	USD	294	$296,279
Series 2018-F, Class A, 4.38%, 11/25/58(c)		320	322,170
Series 2018-G, Class A, 4.38%, 06/25/57(c)		440	441,303
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/21/28(b)(d)		500	495,407
Allegro CLO VI Ltd., Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.05%, 01/17/31(b)(d)		555	528,834
ALM VI Ltd., Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/26(b)(d)		500	495,268
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/15/27(b)(d)		250	247,451
ALM XVI Ltd.(b)(d):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/27		500	492,656
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/27		1,000	990,804
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.86%, 01/28/31(b)(d)		250	238,945
Apidos CLO XI, Series 2012-11A, Class CR, (LIBOR USD 3 Month + 2.70%), 5.00%, 01/17/28(b)(d)		500	500,149
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.27%, 07/16/31(b)(d)		500	483,820
Ares LIII CLO Ltd., Series 2019-53A, Class D, (LIBOR USD 3 Month + 3.75%), 6.27%, 04/24/31(b)(d)		500	500,208
Ares XL CLO Ltd., Series 2016-40A, Class CR, (LIBOR USD 3 Month + 3.40%), 5.70%, 01/15/29(b)(d)		500	499,339
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(b)(d)		500	486,432
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(b)(d)		750	663,750
Ares XLVII CLO Ltd.(b)(d):
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.00%, 04/15/30		500	476,239
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		500	394,715
Ares XLVIII CLO, Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 4.98%, 07/20/30(b)(d)		500	475,620
Ares XXVII CLO Ltd.(b)(d):
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.66%, 07/28/29		500	501,116
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.01%, 07/28/29		750	749,593
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.42%, 05/15/30(b)(d)		500	481,109
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.30%, 07/15/30(b)(d)		500	485,069
Assurant CLO I Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/20/29(b)(d)		500	489,638

Security	Par (000)		Value

Asset-Backed Securities (continued)
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.05%, 01/15/31(b)(d)	USD	550	$512,065
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.27%, 08/23/30(b)(d)		250	243,821
Atrium XV, Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 01/23/31(b)(d)		250	241,573
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 3.99%, 04/25/34(d)		117	120,672
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(b)(d)		500	489,818
Carlyle Global Market Strategies CLO Ltd.(b)(d):
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.88%, 08/14/30		500	487,555
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.95%, 01/15/31		450	429,756
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.78%, 07/20/32		271	266,012
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/27		250	246,548
Carlyle US CLO Ltd., Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/20/27(b)(d)		250	248,229
Carrington Mortgage Loan Trust(d):
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%), 2.51%, 08/25/36		300	234,465
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 2.42%, 01/25/37		132	108,789
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 5.98%, 04/20/29(b)(d)		250	249,346
CBAM Ltd., Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 4.70%, 10/17/29(b)(d)		500	496,088
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.91%, 07/23/30(b)(d)		500	498,416
Cedar Funding IX CLO Ltd., Series 2018-9A, Class SUB, 0.00%, 04/20/31(a)(b)		1,000	816,088
Cedar Funding VI CLO Ltd., Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.28%, 10/20/28(b)(d)		500	488,604
Cent CLO 17 Ltd., Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.07%, 04/30/31(b)(d)		500	479,153
CIFC Funding Ltd.(b)(d):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 5.50%, 10/17/30		650	639,231
Series 2015-3A, Class CR, (LIBOR USD 3 Month + 1.65%), 3.95%, 04/19/29		250	241,616
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.78%, 04/23/29		500	499,801
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 4.95%, 04/18/31		1,000	950,402
Conseco Finance Corp., Series 1998-8, Class A1, 6.28%, 09/01/30		327	346,264
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 2.48%, 10/15/36(d)		140	133,485
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 3.93%, 10/20/30(b)(d)		500	495,936

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (LIBOR USD 3 Month + 3.70%), 6.00%, 04/15/29(b)(d)	USD	500	$501,736
Dryden 50 Senior Loan Fund, Series 2017-50A, Class SUB, 0.00%, 07/15/30(a)(b)		1,000	753,944
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 6.07%, 01/16/32(b)(d)		250	251,533
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.67%, 08/15/30(b)(d)		500	492,724
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.20%, 07/15/30(b)(d)		250	241,208
First Franklin Mortgage Loan Trust(d):
Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 2.52%, 06/25/36		1,750	1,562,807
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 2.39%, 10/25/36		68	55,170
Flatiron CLO 17 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 4.82%, 05/15/30(b)(d)		425	422,655
Galaxy XVIII CLO Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 3.00%), 5.30%, 07/15/31(b)(d)		250	237,549
Galaxy XXIV CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/31(b)(d)		250	236,907
GoldenTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 5.63%, 04/20/29(b)(d)		250	249,621
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 4.80%, 04/15/31(b)(d)		650	611,407
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 2.62%, 12/25/35(d)		30	12,875
Series 2006-4, Class 1A1, 4.06%, 03/25/36(a)		74	63,659
Series 2006-5, Class 1A1, (LIBOR USD 1 Month + 0.18%), 2.45%, 03/25/36(d)		74	36,203
GSAMP Trust, Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 2.41%, 11/25/36(d)		138	80,548
Highbridge Loan Management Ltd.(b)(d):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.15%, 07/18/31		500	483,560
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 6.60%), 8.88%, 10/20/29		500	490,180
Invitation Homes Trust(b)(d):
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.31%, 07/17/37		680	681,226
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.31%, 07/17/37		700	700,751
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 3.41%, 01/17/38		278	280,352
Jay Park CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.93%, 10/20/27(b)(d)		250	239,100
Kayne CLO III Ltd.(b)(d):
Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 3.78%, 04/15/32		2,500	2,499,312
Series 2019-3A, Class B1, (LIBOR USD 3 Month + 2.05%), 4.35%, 04/15/32		1,000	998,889

Security	Par (000)		Value

Asset-Backed Securities (continued)
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 4.53%, 03/20/30(b)(d)	USD	500	$496,299
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.42%, 05/25/36(d)		496	326,462
Madison Park Funding XXII Ltd., Series 2016-22A, Class C, (LIBOR USD 3 Month + 2.40%), 4.68%, 10/25/29(b)(d)		1,000	999,458
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 4.88%, 04/20/30(b)(d)		500	473,802
Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 01/23/31(b)(d)		500	486,992
Mariner CLO 7 Ltd., Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.00%), 4.54%, 04/30/32(b)(d)		500	499,958
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 2.55%, 05/25/37(d)		650	567,120
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.28%, 10/21/30(b)(d)		250	239,459
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 3.88%, 04/20/27(b)(d)		1,490	1,439,129
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-25A, Class D, (LIBOR USD 3 Month + 3.25%), 5.55%, 10/18/29(b)(d)		500	490,014
Oakwood Mortgage Investors, Inc., Series 1998-D, Class M1, 7.42%, 01/15/29(b)		374	381,052
OCP CLO Ltd.(b)(d):
Series 2013-4A, Class CR, (LIBOR USD 3 Month + 3.96%), 6.24%, 04/24/29		500	498,652
Series 2014-5A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.17%, 04/26/31		500	473,266
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.10%, 04/17/27		500	494,795
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.12%, 10/26/27		500	496,552
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.47%, 11/20/30		500	487,073
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.04%, 04/20/31(d)		500	478,379
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.50%), 5.78%, 03/17/30(b)(d)		260	260,315
Octagon Investment Partners 31 LLC(b)(d):
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.70%), 5.98%, 07/20/30		500	499,000
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.58%, 07/20/30		250	245,404
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.03%, 01/20/31(b)(d)		500	478,196
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.88%, 01/20/31(b)(d)		400	378,853
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.03%, 07/25/30(b)(d)		500	479,398
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.15%, 07/17/30(b)(d)		250	241,881

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 4.78%, 01/25/31(b)(d)	USD	500	$468,072
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.03%, 01/22/30(b)(d)		500	477,480
Octagon Loan Funding Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.90%), 5.42%, 11/18/31(b)(d)		250	240,194
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.16%, 07/23/30(b)(d)		650	624,534
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.88%, 07/22/29(b)(d)		1,000	995,872
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.40%, 11/22/30(b)(d)		250	241,339
Palmer Square CLO Ltd.(b)(d):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/31		300	293,473
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 5.50%, 10/17/31		500	489,142
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 4.77%, 05/21/29		500	500,526
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.80%, 04/18/31		500	469,748
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL1, Class A1, 4.21%, 07/25/60(b)(e)		431	433,902
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		500	503,925
Series 2017-SFR2, Class F, 4.84%, 12/17/34		1,500	1,523,854
Series 2018-SFR2, Class F, 4.95%, 08/17/35		500	512,123
Series 2018-SFR3, Class F, 5.37%, 10/17/35		746	775,183
Series 2019-SFR2, Class F, 4.84%, 05/17/36		100	102,164
Regatta Funding LP(b)(d):
Series 2013-2A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 4.15%, 01/15/29		500	498,979
Series 2013-2A, Class BR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 01/15/29		500	499,772
Series 2013-2A, Class CR2, (LIBOR USD 3 Month + 3.70%), 6.00%, 01/15/29		500	500,852
Regatta IX Funding Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.90%), 6.20%, 04/17/30(b)(d)		250	251,045
Regatta VI Funding Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 4.33%, 07/20/28(b)(d)		250	244,654
Regatta X Funding Ltd., Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.10%, 01/17/31(b)(d)		1,000	968,311
Regatta XIII Funding Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 2.10%), 4.40%, 07/15/31(b)(d)		500	486,875
Rockford Tower CLO Ltd.(b)(d):
Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.08%, 10/20/30		300	291,893
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/20/31		300	296,545
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 4.55%, 10/15/31(b)(d)		250	245,678

Security	Par (000)		Value

Asset-Backed Securities (continued)
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.90%, 01/15/30(b)(d)	USD	650	$612,128
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 4.90%, 07/15/29(b)(d)		500	501,765
TICP CLO XI Ltd.(b)(d):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/20/31		300	293,843
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.33%, 10/20/31		300	291,057
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.93%, 10/20/28(b)(d)		300	293,891
Voya CLO Ltd., Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.39%, 07/14/31(b)(d)		250	246,036
York CLO 1 Ltd.(b)(d):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/22/29		500	489,955
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.29%, 10/22/29		270	267,919
York CLO 2 Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.65%), 7.93%, 01/22/31(b)(d)		250	226,411
York CLO 3 Ltd.(b)(d):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.88%, 10/20/29		500	498,803
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.68%, 10/20/29		500	487,540
York CLO 4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.38%, 01/20/30(b)(d)		500	502,883

Total Asset-Backed Securities — 6.2% (Cost: $64,369,834)			63,443,438

	Shares

Common Stocks — 15.4%

Airlines — 0.1%
Copa Holdings SA, Class A		10,451	1,056,596

Automobiles — 0.2%
Astra International Tbk. PT		2,122,400	1,051,925
Maruti Suzuki India Ltd.		10,172	805,839

			1,857,764

Banks — 1.4%
Banco Macro SA, ADR		7,118	493,135
Bank Mandiri Persero Tbk. PT(f)		3,339,000	1,878,503
Bank of China Ltd., Class H		3,059,000	1,242,222
Bank of the Philippine Islands		638,310	1,125,059
Commercial International Bank Egypt SAE		112,599	492,238
Erste Group Bank AG		27,980	1,004,278
Grupo Financiero Banorte SAB de CV, Class O		300,861	1,505,110
HDFC Bank Ltd.		31,957	1,042,424
IndusInd Bank Ltd.		38,499	787,278
Industrial &Commercial Bank of China Ltd.,
Class H		2,033,000	1,365,254
Itau Unibanco Holding SA, ADR		17,018	155,715
Kasikornbank PCL, NVDR		191,800	1,070,625
Sberbank of Russia PJSC, ADR		82,615	1,226,343
TCS Group Holding plc, GDR		39,286	782,577

			14,170,761

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages — 0.2%
Ambev SA	202,686	$1,072,820
Fomento Economico Mexicano SAB de CV	39,210	355,726
Fomento Economico Mexicano SAB de CV,
ADR	3,897	353,458

		1,782,004

Commercial Services & Supplies — 0.1%
S-1 Corp.	11,545	1,019,738

Construction & Engineering — 0.1%
Larsen & Toubro Ltd.	59,156	1,188,202

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., Class H	186,500	1,076,896

Electric Utilities — 0.1%
Neoenergia SA	209,717	1,002,329

Electronic Equipment, Instruments & Components — 0.2%
Merry Electronics Co. Ltd.	106,000	509,936
Samsung SDI Co. Ltd.	5,795	1,206,822

		1,716,758

Entertainment — 0.2%
NCSoft Corp.	2,948	1,199,782
NetEase, Inc., ADR	3,712	856,804

		2,056,586

Equity Real Estate Investment Trusts (REITs) — 5.3%
Alexandria Real Estate Equities, Inc.	18,511	2,709,271
alstria office REIT-AG	56,281	909,625
Ascendas REIT	839,028	1,862,801
Assura plc	2,585,169	2,030,910
AvalonBay Communities, Inc.	11,728	2,448,689
Boston Properties, Inc.	19,197	2,552,241
Community Healthcare Trust, Inc.	10,359	425,651
Crown Castle International Corp.	13,872	1,848,583
CyrusOne, Inc.	15,241	874,833
Dexus	199,534	1,784,624
EPR Properties	22,374	1,665,297
Equinix, Inc.	3,885	1,950,659
Hansteen Holdings plc	251,108	267,506
Highwoods Properties, Inc.	50,443	2,286,581
Hudson Pacific Properties, Inc.	34,034	1,201,400
Japan Rental Housing Investments, Inc.	1,775	1,490,028
Kenedix Office Investment Corp.	355	2,549,489
Link REIT	113,000	1,314,324
Medical Properties Trust, Inc.	33,259	582,033
Mitsui Fudosan Logistics Park, Inc.	199	718,200
National Storage REIT	887,157	993,991
Omega Healthcare Investors, Inc.	24,160	877,008
Plymouth Industrial REIT, Inc.	21,274	395,271
Prologis, Inc.	33,389	2,691,487
PRS REIT plc (The)	403,014	463,150
Regency Centers Corp.	17,242	1,150,041
RioCan REIT	137,119	2,703,316
Sabana Shari’ah Compliant Industrial REIT	318,800	105,382
Scentre Group	403,318	1,098,690
Secure Income REIT plc	149,998	764,309
Segro plc	100,319	930,793
Simon Property Group, Inc.	8,278	1,342,692
Spirit Realty Capital, Inc.	56,216	2,480,250
STAG Industrial, Inc.	20,216	600,820
Sun Communities, Inc.	12,415	1,648,836
Target Healthcare REIT Ltd.	657,177	890,301
Unibail-Rodamco-Westfield	3,493	467,877
Unibail-Rodamco-Westfield	5,769	772,740

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT, Inc.	105,154	$959,004
VICI Properties, Inc.	75,094	1,602,506

		54,411,209

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao, ADR	5,886	143,383

Gas Utilities — 0.1%
ENN Energy Holdings Ltd.	118,300	1,216,882

Health Care Providers & Services — 0.1%
Notre Dame Intermedica Participacoes SA	100,257	1,136,194

Hotels, Restaurants & Leisure — 0.2%
Genting Singapore Ltd.	1,282,700	853,588
Wynn Macau Ltd.	434,800	975,618

		1,829,206

Household Durables — 0.1%
Haier Electronics Group Co. Ltd.	529,000	1,243,300

Industrial Conglomerates — 0.1%
SK Holdings Co. Ltd.	5,592	1,039,762

Insurance — 0.6%
BB Seguridade Participacoes SA	173,877	1,481,191
China Pacific Insurance Group Co. Ltd., Class H	228,000	972,529
Old Mutual Ltd.	368,083	486,474
Ping An Insurance Group Co. of China Ltd., Class H	162,000	1,909,302
Prudential plc	60,964	1,254,287

		6,103,783

Metals & Mining — 0.1%
Severstal PJSC, GDR	67,832	1,091,417

Oil, Gas & Consumable Fuels — 4.7%
Antero Midstream Corp.	79,127	721,638
BP Midstream Partners LP	23,132	370,575
Cheniere Energy, Inc.(f)	21,108	1,375,186
CNOOC Ltd.	608,000	1,002,449
Ecopetrol SA, ADR	52,599	943,100
Energy Transfer Equity LP	415,864	5,980,124
EnLink Midstream LLC	45,268	434,573
Enterprise Products Partners LP	221,447	6,667,769
EQM Midstream Partners LP	32,322	1,244,720
Genesis Energy LP	97,497	2,227,807
Kinder Morgan, Inc.	46,582	960,521
Magellan Midstream Partners LP	75,231	4,975,778
MPLX LP	161,854	4,750,415
ONEOK, Inc.	32,928	2,307,594
Petroleo Brasileiro SA	82,038	618,883
Petroleo Brasileiro SA, ADR	41,002	617,080
Petronet LNG Ltd.	349,471	1,197,789
Phillips 66 Partners LP	15,888	830,307
Plains All American Pipeline LP	234,310	5,571,892
Qatar Gas Transport Co. Ltd.	1,518,680	979,419
Shell Midstream Partners LP	60,045	1,296,372
Tallgrass Energy LP	74,631	1,430,676
Targa Resources Corp.	20,584	800,923
Williams Cos., Inc. (The)	36,031	887,804

		48,193,394

Real Estate Management & Development — 0.5%
Entra ASA(b)	89,562	1,299,098
Hang Lung Properties Ltd.	461,000	1,085,225
Land & Houses PCL, NVDR	2,096,900	766,435

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Vonovia SE	43,701	$2,133,672

		5,284,430

Semiconductors & Semiconductor Equipment — 0.4%
Nanya Technology Corp.	416,000	973,378
Taiwan Semiconductor Manufacturing Co. Ltd.	310,000	2,549,146
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,492	532,534

		4,055,058

Specialty Retail — 0.0%
Vivo Energy plc(b)	321,793	469,599

Textiles, Apparel & Luxury Goods — 0.1%
Li Ning Co. Ltd.	374,000	922,061

Transportation Infrastructure — 0.3%
DP World plc	61,214	942,696
Grupo Aeroportuario del Pacifico SAB de CV, Class B	102,785	1,031,403
Jiangsu Expressway Co. Ltd., Class H	1,018,000	1,371,607
Macquarie Infrastructure Corp.	7,241	300,067

		3,645,773

Wireless Telecommunication Services — 0.1%
China Mobile Ltd.	110,000	935,482

Total Common Stocks — 15.4% (Cost: $159,591,783)		158,648,567

	Par (000)

Corporate Bonds — 22.7%

Aerospace & Defense — 0.5%
Bombardier, Inc.(b):
5.75%, 03/15/22	16	16,340
6.13%, 01/15/23	64	64,960
7.50%, 12/01/24	578	595,889
7.50%, 03/15/25	137	139,312
7.88%, 04/15/27	1,085	1,098,563
BWX Technologies, Inc., 5.38%, 07/15/26(b)	133	137,655
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	173	184,902
Pioneer Holdings LLC, 9.00%, 11/01/22(b)	104	107,120
TransDigm UK Holdings plc, 6.88%, 05/15/26	309	315,180
TransDigm, Inc.:
6.50%, 05/15/25	162	166,860
6.25%, 03/15/26(b)	2,300	2,412,125

		5,238,906

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)	10	10,659

Airlines — 0.2%
Avianca Holdings SA, 8.38%, 05/10/20	400	382,120
Gol Finance, Inc., 7.00%, 01/31/25(b)	694	698,446
Latam Finance Ltd., 6.88%, 04/11/24(b)	489	514,214

		1,594,780

Auto Components — 0.2%
Icahn Enterprises LP, 6.25%, 05/15/26(b)	324	334,530
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26	687	710,839
8.50%, 05/15/27	493	501,011

Security	Par (000)		Value

Auto Components (continued)
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(d)(g)	USD	200	$197,313

			1,743,693

Automobiles — 0.0%
Tesla, Inc., 5.30%, 08/15/25(b)		173	152,024

Banks — 5.3%
Australia & New Zealand Banking Group Ltd., (USD Swap Rate 5 Year + 5.17%), 6.75%(b)(d)(g)		1,095	1,207,237
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(d)(g)		1,200	1,132,500
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.75%(b)(d)(g)		400	399,000
Barclays plc, (USD Swap Semi 5 Year + 6.77%), 7.88%(d)(g)		3,459	3,597,360
BBVA Bancomer SA, 6.75%, 09/30/22(b)		373	401,907
BNP Paribas SA, (USD Swap Semi 5 Year + 6.31%), 7.63%(b)(d)(g)		704	741,861
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(d)(g)		200	198,750
Busan Bank Co. Ltd., 3.63%, 07/25/26		200	197,250
Credit Agricole SA(b)(d)(g):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	386,312
(USD Swap Semi 5 Year + 4.32%), 6.87%		1,225	1,293,906
(USD Swap Semi 5 Year + 6.19%), 8.12%		2,725	3,157,594
Danske Bank A/S, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(d)(g)		2,680	2,787,050
Emirates NBD PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(d)(g)		200	207,563
Gilex Holding SARL, 8.50%, 05/02/23(b)		183	196,269
HSBC Holdings plc(d)(g):
(USD Swap Rate 5 Year + 5.51%), 6.87%		581	605,983
(USD Swap Rate 5 Year + 4.37%), 6.37%		4,000	4,212,000
(USD Swap Rate 5 Year + 3.75%), 6.00%		1,387	1,395,669
(USD Swap Rate 5 Year + 3.61%), 6.50%		520	542,100
JPMorgan Chase &Co.(d):
Series FF, (SOFR + 3.38%), 5.00%(g)		1,010	1,020,100
Series U, (LIBOR USD 3 Month + 0.95%), 3.53%, 02/02/37		1,590	1,295,850
Series W, (LIBOR USD 3 Month + 1.00%), 3.52%, 05/15/47		2,267	1,768,260
Lloyds Banking Group plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%(d)(g)		485	498,338
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(b)(d)(g)		3,629	3,608,605
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)(d)(g)		2,250	2,399,625
Promerica Financial Corp., 9.70%, 05/14/24(b)		200	210,750
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.62%(d)(g)		2,886	3,069,983
Santander UK plc, 5.00%, 11/07/23(b)		400	421,185
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(d)(g)		200	213,250
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(b)(d)(g)		1,700	1,889,125
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(d)(g)		3,110	3,295,045

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
UBS Group Funding Switzerland AG(d)(g):
(USD Swap Rate 5 Year + 5.50%), 6.87%	USD	2,200	$2,274,250
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)		2,675	2,822,125
(USD Swap Semi 5 Year + 4.87%), 7.00%		402	441,697
(USD Swap Semi 5 Year + 4.59%), 6.87%		240	255,334
UniCredit SpA, (USD Swap Semi 5 Year + 5.18%), 8.00%(d)(g)		965	969,825
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(d)(g)		200	200,688
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 2.80%, 01/15/27(d)		115	106,375
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(d)(g)		4,730	4,548,292
Woori Bank, 5.13%, 08/06/28		200	222,035

			54,191,048

Beverages — 0.0%
Central American Bottling Corp., 5.75%, 01/31/27(b)		463	482,243

Building Products — 0.1%(b)
Builders FirstSource, Inc., 6.75%, 06/01/27		44	46,310
CPG Merger Sub LLC, 8.00%, 10/01/21		490	490,000
JELD-WEN, Inc., 4.63%, 12/15/25		86	84,602
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		28	30,205

			651,117

Capital Markets — 0.7%
AG Merger Sub II, Inc., 10.75%, 08/01/27(b)		12	11,537
CCTI Ltd., 3.63%, 08/08/22		200	196,250
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		450	470,250
Coastal Emerald Ltd., 5.95%, 01/13/20		400	404,000
Credit Suisse AG, 6.50%, 08/08/23(b)		200	220,994
Credit Suisse Group AG(b)(d)(g):
(USD Swap Semi 5 Year + 4.60%), 7.50%		1,900	2,018,750
(USD Swap Semi 5 Year + 4.60%), 7.50%		875	965,125
(USD Swap Semi 5 Year + 3.46%), 6.25%		2,278	2,399,017
FS Energy & Power Fund, 7.50%, 08/15/23(b)		35	35,700
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		200	199,932

			6,921,555

Chemicals — 0.5%
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(b)(h)		450	442,125
Alpha 3 BV, 6.25%, 02/01/25(b)		1,085	1,071,438
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		218	220,180
Cydsa SAB de CV, 6.25%, 10/04/27(b)		607	610,414
Element Solutions, Inc., 5.88%, 12/01/25(b)		1,144	1,164,020
Fufeng Group Ltd., 5.88%, 08/28/21		200	207,130
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		68	69,700
Mexichem SAB de CV, 5.50%, 01/15/48(b)		253	253,672
Pearl Holding III Ltd., 9.50%, 12/11/22		200	157,000
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		264	256,410
PQ Corp., 5.75%, 12/15/25(b)		779	790,685
Rock International Investment, Inc., 6.63%, 03/27/20		200	136,000
TPC Group, Inc., 10.50%, 08/01/24(b)		182	192,081

			5,570,855

Commercial Services & Supplies — 0.2%
ADT Security Corp. (The), 4.88%, 07/15/32(b)		124	107,880
APX Group, Inc., 8.75%, 12/01/20		62	58,900
GFL Environmental, Inc.(b):
7.00%, 06/01/26		192	198,240

Security	Par (000)		Value

Commercial Services & Supplies (continued)
8.50%, 05/01/27	USD	99	$108,405
IAA, Inc., 5.50%, 06/15/27(b)		170	177,756
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		271	279,130
Matthews International Corp., 5.25%, 12/01/25(b)		375	367,500
Mobile Mini, Inc., 5.88%, 07/01/24		718	744,925
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23		303	318,340
5.75%, 04/15/26		50	52,125
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		158	161,555

			2,574,756

Communications Equipment — 0.1%
CommScope, Inc., 6.00%, 03/01/26(b)		683	690,479

Construction & Engineering — 0.2%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		334	322,521
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		800	842,000
Brand Industrial Services, Inc., 8.50%, 07/15/25 (b)		193	168,875
Delhi International Airport Ltd., 6.45%, 06/04/29		200	210,500
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(d)(g)		200	202,438
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000

			1,945,334

Consumer Finance — 0.5%
Ally Financial, Inc., 8.00%, 11/01/31		942	1,258,983
CDBL Funding 1, 3.50%, 10/24/27		200	199,250
Credit Acceptance Corp., 6.63%, 03/15/26(b)		47	50,703
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		200	201,125
General Motors Financial Co., Inc., Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(d)(g)		1,638	1,591,743
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		215	216,680
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(d)(g)		200	174,687
Navient Corp., 6.75%, 06/15/26		275	286,344
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	203,738
Springleaf Finance Corp.:
6.88%, 03/15/25		150	167,787
7.13%, 03/15/26		10	11,231
6.63%, 01/15/28		223	241,398
Tarjeta Naranja SA, (Argentina Deposit Rates
Badlar Private Banks ARS 30 to 35 Days + 3.50%), 18.13%, 04/11/22(b)(d)		302	92,263

			4,695,932

Containers & Packaging — 0.4%(b)
Ardagh Packaging Finance plc:
7.25%, 05/15/24		1,471	1,552,670
5.25%, 08/15/27		200	200,250
Greif, Inc., 6.50%, 03/01/27		20	20,850
Intertape Polymer Group, Inc., 7.00%, 10/15/26		57	58,995
LABL Escrow Issuer LLC, 6.75%, 07/15/26		69	70,380
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24		1,127	1,125,253
Reynolds Group Issuer, Inc., 7.00%, 07/15/24		262	271,170
Trivium Packaging Finance BV:
5.50%, 08/15/26		489	504,281
8.50%, 08/15/27		400	422,116

			4,225,965

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Distributors — 0.1%(b)
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26	USD	66	$70,042
Core & Main LP, 6.13%, 08/15/25		964	992,920

			1,062,962

Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		260	266,500
frontdoor, Inc., 6.75%, 08/15/26(b)		387	412,155
Laureate Education, Inc., 8.25%, 05/01/25(b)		89	96,788
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		172	177,970

			953,413

Diversified Financial Services — 0.4%(b)
Allied Universal Holdco LLC, 6.63%, 07/15/26		424	443,080
Fairstone Financial, Inc., 7.88%, 07/15/24		27	27,810
Global Aircraft Leasing Co. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 09/15/24(h)		195	194,142
Refinitiv US Holdings, Inc.:
6.25%, 05/15/26		1,123	1,207,225
8.25%, 11/15/26		1,050	1,161,825
Verscend Escrow Corp., 9.75%, 08/15/26		1,081	1,152,378

			4,186,460

Diversified Telecommunication Services — 1.0%
Altice France SA(b):
7.38%, 05/01/26		881	938,816
8.13%, 02/01/27		659	717,486
Axtel SAB de CV, 6.38%, 11/14/24(b)		741	766,009
CCO Holdings LLC(b):
5.13%, 05/01/27		1,083	1,116,844
5.38%, 06/01/29		204	211,395
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		340	366,911
Series Y, 7.50%, 04/01/24		219	239,737
5.63%, 04/01/25		626	634,138
Series P, 7.60%, 09/15/39		60	55,950
Series U, 7.65%, 03/15/42		60	55,950
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		439	375,345
Embarq Corp., 8.00%, 06/01/36		188	182,830
Frontier Communications Corp.:
10.50%, 09/15/22		13	8,125
11.00%, 09/15/25		260	151,125
8.50%, 04/01/26(b)		72	70,358
8.00%, 04/01/27(b)		566	591,470
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		587	540,774
8.50%, 10/15/24(b)		356	355,145
9.75%, 07/15/25(b)		649	670,904
Level 3 Financing, Inc., 5.25%, 03/15/26		173	180,136
Oi SA, 10.00% (10.00% Cash or 4.00% PIK), 07/27/25(h)		399	402,990
Qualitytech LP, 4.75%, 11/15/25(b)		297	298,485
Sprint Capital Corp.:
6.88%, 11/15/28		276	303,600
8.75%, 03/15/32		64	79,440
Telecom Argentina SA(b):
6.50%, 06/15/21		398	397,378
8.00%, 07/18/26		214	216,809
Telesat Canada, 8.88%, 11/15/24(b)		45	48,600
Virgin Media Finance plc, 5.75%, 01/15/25(b)		398	413,801

			10,390,551

Security	Par (000)		Value

Electric Utilities — 0.5%
Adani Transmission Ltd., 4.00%, 08/03/26	USD	200	$202,625
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)		546	584,765
Edison International, 5.75%, 06/15/27		15	16,725
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(d)		1,125	1,223,438
Energuate Trust, 5.88%, 05/03/27(b)		400	400,000
Generacion Mediterranea SA, 9.63%, 07/27/23(b)		301	252,087
Genneia SA, 8.75%, 01/20/22(b)		519	483,643
Greenko Investment Co., 4.88%, 08/16/23		200	197,875
Huachen Energy Co. Ltd., 6.63%, 05/18/20		200	122,650
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		400	402,500
NextEra Energy Capital Holdings, Inc., (LIBOR USD 3 Month + 3.16%), 5.65%, 05/01/79(d)		490	515,782
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(d)		175	181,326
Stoneway Capital Corp., 10.00%, 03/01/27(b)		565	521,659

			5,105,075

Electronic Equipment, Instruments & Components — 0.0%
Anixter, Inc., 6.00%, 12/01/25		91	99,190
Itron, Inc., 5.00%, 01/15/26(b)		68	69,445

			168,635

Energy Equipment & Services — 0.4%
Anton Oilfield Services Group, 9.75%, 12/05/20		200	204,887
Apergy Corp., 6.38%, 05/01/26		63	64,260
Archrock Partners LP, 6.88%, 04/01/27(b)		68	71,570
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		70	44,100
Hilong Holding Ltd., 7.25%, 06/22/20		200	198,500
Honghua Group Ltd., 6.38%, 08/01/22		215	217,150
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		113	93,084
Noble Holding International Ltd.:
7.75%, 01/15/24		11	8,552
7.88%, 02/01/26(b)		242	206,305
Pacific Drilling SA, 8.38%, 10/01/23(b)		479	466,426
Rowan Cos., Inc., 4.88%, 06/01/22		145	132,675
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		81	83,708
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		298	318,121
Transocean, Inc.:
8.51%, 12/15/21		10	10,425
9.00%, 07/15/23(b)		189	198,868
7.25%, 11/01/25(b)		128	120,320
7.50%, 01/15/26(b)		12	11,370
USA Compression Partners LP:
6.88%, 04/01/26		159	165,376
6.88%, 09/01/27(b)		959	997,274
VALARIS plc, 5.75%, 10/01/44		89	50,730

			3,663,701

Entertainment — 0.3%
Ascend Learning LLC:
6.88%, 08/01/25(b)		780	808,275
Netflix, Inc., 5.88%, 11/15/28		173	189,868
Viacom, Inc.(d):
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57		1,583	1,638,405
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		192	202,936

			2,839,484

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.2%
MGM Growth Properties Operating Partnership LP:
4.50%, 09/01/26	USD	857	$879,710
4.50%, 01/15/28		41	40,949
Trust F/1401, 6.95%, 01/30/44		600	673,875

			1,594,534

Food & Staples Retailing — 0.0%
Albertsons Cos. LLC:
6.63%, 06/15/24		66	68,805
7.50%, 03/15/26(b)		58	63,909

			132,714

Food Products — 0.5%
BRF GmbH, 4.35%, 09/29/26		200	191,200
Chobani LLC, 7.50%, 04/15/25(b)		86	80,195
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(b)(d)(g)		600	630,450
JBS Investments GmbH, 7.25%, 04/03/24		200	207,500
JBS Investments II GmbH, 5.75%, 01/15/28(b)		329	334,231
JBS USA LUX SA(b):
5.88%, 07/15/24		37	38,018
5.75%, 06/15/25		919	941,572
6.75%, 02/15/28		442	477,360
6.50%, 04/15/29		371	398,361
MARB BondCo plc, 6.88%, 01/19/25(b)		899	921,475
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		400	409,000
Post Holdings, Inc.(b):
5.50%, 03/01/25		209	217,360
5.50%, 12/15/29		121	122,361
Simmons Foods, Inc., 7.75%, 01/15/24(b)		45	48,375

			5,017,458

Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 07/24/22		200	201,125

Health Care Equipment & Supplies — 0.2%(b)
Immucor, Inc., 11.13%, 02/15/22		89	90,669
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22		1,381	1,346,475
Sotera Health Holdings LLC, 6.50%, 05/15/23		221	224,315

			1,661,459

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc., 6.50%, 03/01/24		42	43,050
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		32	34,480
Community Health Systems, Inc.(b):
8.63%, 01/15/24		164	164,000
8.00%, 03/15/26		283	271,326
Eagle Holding Co. II LLC, 7.75% (7.75% Cash or 8.50% PIK), 05/15/22(b)(h)		121	122,059
Envision Healthcare Corp., 8.75%, 10/15/26(b)		98	67,865
MEDNAX, Inc., 6.25%, 01/15/27(b)		627	621,368
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		105	106,575
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		470	455,881
NVA Holdings, Inc., 6.88%, 04/01/26(b)		72	77,040
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(h)		370	342,250
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		426	378,075
10.00%, 04/15/27		283	279,462
Tenet Healthcare Corp.:
8.13%, 04/01/22		244	260,775
6.25%, 02/01/27(b)		1,327	1,377,426

Security		Par (000)	Value

Health Care Providers & Services (continued)
Vizient, Inc., 6.25%, 05/15/27(b)	USD	103	$109,438

			4,711,070

Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC, 5.00%, 10/15/25(b)		1,723	1,757,460
Boyne USA, Inc., 7.25%, 05/01/25(b)		45	49,050
Churchill Downs, Inc., 4.75%, 01/15/28(b)		50	50,063
Eldorado Resorts, Inc.:
6.00%, 04/01/25		76	80,085
6.00%, 09/15/26		47	50,742
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		97	99,789
Golden Nugget, Inc., 6.75%, 10/15/24(b)		927	954,235
Grupo Posadas SAB de CV, 7.88%, 06/30/22(b)		773	781,696
IRB Holding Corp., 6.75%, 02/15/26(b)		61	60,695
Scientific Games International, Inc.(b):
5.00%, 10/15/25		614	627,815
8.25%, 03/15/26		455	486,977
Station Casinos LLC, 5.00%, 10/01/25(b)		95	96,805
Studio City Co. Ltd., 7.25%, 11/30/21		200	205,750
Viking Cruises Ltd., 5.88%, 09/15/27(b)		1,044	1,080,540

			6,381,702

Household Durables — 0.1%
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		337	356,377
Tempur Sealy International, Inc., 5.50%, 06/15/26		81	84,950
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		251	262,922
6.88%, 08/15/23		182	190,645

			894,894

Household Products — 0.0%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		19	19,808
7.75%, 01/15/27		341	370,227

			390,035

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.38%, 01/15/23		478	476,494
5.75%, 01/15/25		528	525,202
5.25%, 06/01/26(b)		285	287,856
Clearway Energy Operating LLC, 5.38%, 08/15/24		48	49,260
Concord New Energy Group Ltd., 7.90%, 01/23/21		450	450,562
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		225	237,516
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		500	486,710
Talen Energy Supply LLC:
6.50%, 06/01/25		11	8,855
10.50%, 01/15/26(b)		18	16,920

			2,539,375

Industrial Conglomerates — 0.0%
CITIC Ltd., 4.00%, 01/11/28		200	206,750

Insurance — 0.3%
Acrisure LLC, 8.13%, 02/15/24(b)		87	92,881
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		336	343,560
Ambac Assurance Corp., 5.10%, 06/07/20(b)		4	5,099
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.32%, 02/12/23(b)(d)		15	15,507
AmWINS Group, Inc., 7.75%, 07/01/26(b)		39	40,706

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(d)(g)	USD	200	$208,224
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		200	199,500
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(d)(g)		200	189,000
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		123	125,767
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(d)(g)		200	195,688
HUB International Ltd., 7.00%, 05/01/26(b)		740	752,484
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(d)(g)		200	197,813
Nationwide Financial Services, Inc., 6.75%, 05/15/37		175	196,000
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	345,200

			2,907,429

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		75	68,625

Internet & Direct Marketing Retail — 0.0%
JD.com, Inc., 3.88%, 04/29/26		500	498,750

IT Services — 0.3%
21Vianet Group, Inc., 7.88%, 10/15/21		245	249,381
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		910	809,900
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		306	314,048
Tempo Acquisition LLC:
6.75%, 06/01/25(b)		509	524,906
Zayo Group LLC:
6.00%, 04/01/23		1,005	1,032,638
5.75%, 01/15/27(b)		695	705,425

			3,636,298

Leisure Products — 0.0%
Mattel, Inc., 6.75%, 12/31/25(b)		379	398,431

Life Sciences Tools & Services — 0.2%
Avantor, Inc.(b):
6.00%, 10/01/24		1,086	1,162,031
9.00%, 10/01/25		1,155	1,279,890

			2,441,921

Machinery — 0.2%
Colfax Corp., 6.38%, 02/15/26(b)		109	116,665
EnPro Industries, Inc., 5.75%, 10/15/26		126	130,095
Grinding Media, Inc., 7.38%, 12/15/23(b)		160	153,200
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		53	53,397
Navistar International Corp., 6.63%, 11/01/25(b)		113	115,966
RBS Global, Inc., 4.88%, 12/15/25(b)		244	247,660
SPX FLOW, Inc.(b):
5.63%, 08/15/24		48	49,980
5.88%, 08/15/26		67	70,518
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		67	71,020
Terex Corp., 5.63%, 02/01/25(b)		677	675,308
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		612	555,390
Wabash National Corp., 5.50%, 10/01/25(b)		116	112,810

			2,352,009

Media — 0.8%
Altice Financing SA(b):
6.63%, 02/15/23		321	331,031
7.50%, 05/15/26		767	803,433
Altice Luxembourg SA(b):
7.75%, 05/15/22		200	204,250
7.63%, 02/15/25		740	725,230

Security		Par (000)	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24(b)	USD	2,323	$2,520,455
CSC Holdings LLC:
5.25%, 06/01/24		448	467,600
5.50%, 05/15/26(b)		200	209,000
5.38%, 02/01/28(b)		200	208,500
6.50%, 02/01/29(b)		575	633,937
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(b)		90	91,913
DISH DBS Corp., 5.88%, 07/15/22		372	376,006
Entercom Media Corp.(b):
7.25%, 11/01/24		10	10,475
6.50%, 05/01/27		63	66,622
GCI LLC, 6.63%, 06/15/24(b)		65	69,225
Gray Television, Inc., 7.00%, 05/15/27(b)		110	120,313
Meredith Corp., 6.88%, 02/01/26		254	269,240
Radiate Holdco LLC(b):
6.88%, 02/15/23		29	29,435
6.63%, 02/15/25		70	69,125
Scripps Escrow, Inc., 5.88%, 07/15/27(b)		75	75,764
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		200	202,400
Univision Communications, Inc.(b):
5.13%, 05/15/23		20	19,856
5.13%, 02/15/25		248	241,490
Ziggo Bond Co. BV, 5.88%, 01/15/25(b)		713	729,934

			8,475,234

Metals & Mining — 0.9%
Big River Steel LLC, 7.25%, 09/01/25(b)		315	335,475
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		225	228,375
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		200	205,502
China Hongqiao Group Ltd., 7.13%, 07/22/22		200	200,250
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	200,090
Constellium SE(b):
5.75%, 05/15/24		606	624,180
6.63%, 03/01/25		250	261,875
5.88%, 02/15/26		996	1,033,350
Freeport-McMoRan, Inc., 5.45%, 03/15/43		2,074	1,924,050
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		254	265,430
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		200	199,125
Joseph TRyerson & Son, Inc., 11.00%, 05/15/22(b)		110	116,204
Mineral Resources Ltd., 8.13%, 05/01/27(b)		86	90,291
New Gold, Inc., 6.25%, 11/15/22(b)		87	83,085
Nexa Resources SA, 5.38%, 05/04/27(b)		443	466,258
Novelis Corp.(b):
6.25%, 08/15/24		773	809,733
5.88%, 09/30/26		995	1,031,069
Press Metal Labuan Ltd., 4.80%, 10/30/22		200	199,875
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	200,000
SunCoke Energy Partners LP,7.50%, 06/15/25(b)		47	46,586
Usiminas International SARL, 5.88%, 07/18/26(b)		200	203,350
Vale Overseas Ltd., 6.25%, 08/10/26		273	309,104
Vedanta Resources Finance II plc, 8.00%, 04/23/23		200	205,500

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Vedanta Resources Ltd., 7.13%, 05/31/23	USD	200	$200,625

			9,439,382

Oil, Gas & Consumable Fuels — 2.2%
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		165	162,937
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		118	112,690
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		275	290,727
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		95	87,875
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(d)		275	213,125
Callon Petroleum Co.:
6.13%, 10/01/24		134	130,988
6.38%, 07/01/26		88	85,800
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		44	43,208
8.25%, 07/15/25		202	202,000
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		68	66,300
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		27	15,525
Cheniere Energy Partners LP, 5.63%, 10/01/26		244	258,030
Chesapeake Energy Corp.:
4.88%, 04/15/22		368	337,985
7.00%, 10/01/24		116	94,830
CNX Resources Corp., 5.88%, 04/15/22		758	722,260
Comstock Resources, Inc., 9.75%, 08/15/26		95	71,012
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		314	332,840
Covey Park Energy LLC, 7.50%, 05/15/25(b)		73	51,100
Crestwood Midstream Partners LP, 5.63%, 05/01/27(b)		158	156,436
CrownRock LP, 5.63%, 10/15/25(b)		600	591,000
DCP Midstream Operating LP, 6.75%, 09/15/37(b)		271	288,954
Denbury Resources, Inc., 9.25%, 03/31/22(b)		178	156,195
Enbridge, Inc.(d):
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77		2,400	2,484,000
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78		2,290	2,383,226
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		65	67,275
5.75%, 01/30/28		181	191,860
EnLink Midstream Partners LP:
4.85%, 07/15/26		19	19,285
5.60%, 04/01/44		96	83,040
5.05%, 04/01/45		146	122,640
5.45%, 06/01/47		154	131,285
Enterprise Products Operating LLC, Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(d)		742	732,324
Eterna Capital Pte. Ltd., Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22(h)		135	107,066
Frontera Energy Corp., 9.70%, 06/25/23(b)		588	632,335
Genesis Energy LP:
6.50%, 10/01/25		19	18,858
6.25%, 05/15/26		213	210,071
Geopark Ltd., 6.50%, 09/21/24(b)		757	786,334
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)		200	190,000
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		600	596,850
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		53	44,652
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		29	29,217
Matador Resources Co., 5.88%, 09/15/26		119	117,571

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22	USD	200	$213,500
MEG Energy Corp.(b):
6.38%, 01/30/23		45	42,975
6.50%, 01/15/25		147	147,000
Mongolian Mining Corp., 9.25%, 04/15/24		250	244,687
Murphy Oil Corp., 5.63%, 12/01/42		52	46,540
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		320	420,400
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 9.50% PIK), 05/15/23(h)		104	106,599
NuStar Logistics LP, 6.00%, 06/01/26		68	71,740
Parkland Fuel Corp., 5.88%, 07/15/27(b)		75	77,156
Parsley Energy LLC(b):
6.25%, 06/01/24		18	18,653
5.38%, 01/15/25		268	271,366
5.25%, 08/15/25		216	217,620
5.63%, 10/15/27		40	41,300
PBF Holding Co. LLC, 7.25%, 06/15/25		119	124,653
PDC Energy, Inc.:
6.13%, 09/15/24		10	9,875
5.75%, 05/15/26		68	65,736
Petrobras Global Finance BV:
6.13%, 01/17/22		23	24,790
5.30%, 01/27/25		326	351,281
8.75%, 05/23/26		515	646,840
6.00%, 01/27/28		513	560,709
7.25%, 03/17/44		470	550,164
QEP Resources, Inc.:
6.88%, 03/01/21		28	28,000
5.38%, 10/01/22		27	25,043
5.25%, 05/01/23		24	21,840
5.63%, 03/01/26		11	9,405
ReNew Power Synthetic, 6.67%, 03/12/24		200	204,625
Santos Finance Ltd.:
4.13%, 09/14/27		200	198,949
5.25%, 03/13/29		200	210,863
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		40	38,100
SM Energy Co.:
6.13%, 11/15/22		19	18,572
5.00%, 01/15/24		39	35,782
5.63%, 06/01/25		41	35,568
6.75%, 09/15/26		7	6,300
SRC Energy,Inc., 6.25%, 12/01/25		40	34,800
Sunoco LP:
5.50%, 02/15/26		39	40,462
6.00%, 04/15/27		10	10,538
Tallgrass Energy Partners LP, 5.50%, 01/15/28(b)		860	853,292
TerraForm Power Operating LLC, 5.00%, 01/31/28(b)		244	247,050
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(d)		2,646	2,775,072
Whiting Petroleum Corp., 6.63%, 01/15/26		115	108,388
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(d)(g)		200	201,250
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,162

			22,977,351

Paper & Forest Products — 0.1%
Mercer International, Inc.:
6.50%, 02/01/24		27	27,270

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paper & Forest Products (continued)
5.50%, 01/15/26	USD	178	$170,880
Suzano Austria GmbH, 6.00%, 01/15/29(b)		689	760,449

			958,599

Personal Products — 0.0%(b)
Avon International Capital plc, 6.50%, 08/15/22		30	30,562
Coty, Inc., 6.50%, 04/15/26		42	40,425

			70,987

Pharmaceuticals — 0.3%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		27	30,240
8.50%, 01/31/27		225	247,804
Bausch Health Cos., Inc.(b):
5.88%, 05/15/23		197	198,418
6.13%, 04/15/25		672	691,320
9.00%, 12/15/25		343	384,294
5.75%, 08/15/27		425	447,312
7.00%, 01/15/28		202	209,322
7.25%, 05/30/29		241	250,491
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		155	158,100
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	206,000
Mallinckrodt International Finance SA, 5.75%, 08/01/22(b)		20	15,044
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		148	134,310

			2,972,655

Professional Services — 0.2%(b)
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26		684	729,110
10.25%, 02/15/27		8	8,600
Jaguar Holding Co. II, 6.38%, 08/01/23		1,220	1,264,225

			2,001,935

Real Estate Management & Development — 1.8%
Agile Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(d)(g)		200	198,375
Alam Synergy Pte. Ltd.:
11.50%, 04/22/21		200	212,375
6.63%, 04/24/22		200	192,500
Central China Real Estate Ltd.:
7.33%, 01/27/20		200	201,250
6.50%, 03/05/21		200	201,000
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		200	206,500
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	204,500
7.95%, 09/07/21		400	415,000
8.50%, 01/23/22		200	209,750
7.95%, 02/19/23		600	621,750
China Evergrande Group:
7.00%, 03/23/20		200	201,500
6.25%, 06/28/21		200	192,813
9.50%, 04/11/22		235	234,142
4.25%, 02/14/23(i)	HKD	4,000	475,527
10.00%, 04/11/23	USD	500	491,250
8.75%, 06/28/25		200	178,063
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	207,500
7.45%, 04/17/21		200	203,960
7.25%, 04/19/23		300	298,125
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		300	303,750
5.50%, 01/23/22		400	397,271

Security		Par (000)	Value

Real Estate Management & Development (continued)
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24	USD	400	$421,000
Easy Tactic Ltd.:
9.13%, 07/28/22		200	212,500
8.63%, 02/27/24		200	206,188
8.13%, 07/11/24		200	200,750
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(d)(g)		200	202,500
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	191,805
11.75%, 04/17/22		600	594,000
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		83	83,002
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		200	193,437
7.50%, 01/22/21		200	193,188
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	206,137
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	187,684
Greenland Global Investment Ltd., (LIBOR USD 3 Month + 4.85%), 7.18%, 09/26/21(d)		200	203,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		67	68,507
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		47	48,175
Jababeka International BV, 6.50%, 10/05/23	.	400	347,500
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		200	213,300
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	190,124
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		450	453,375
Kaisa Group Holdings Ltd.:
8.50%, 06/30/22		200	191,813
9.38%, 06/30/24		200	185,250
KWG Group Holdings Ltd., 7.88%, 09/01/23	.	200	202,750
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		300	306,000
6.50%, 07/16/23		300	299,250
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		400	384,000
New Metro Global Ltd., 6.50%, 04/23/21		400	377,793
Newmark Group, Inc., 6.13%, 11/15/23		37	39,729
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(d)(g)		200	199,938
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		500	497,500
6.95%, 04/17/21		200	200,000
Redco Properties Group Ltd., 13.50%, 01/21/20		245	251,738
Redsun Properties Group Ltd., 10.50%, 10/03/22		500	480,000
Ronshine China Holdings Ltd.:
8.75%, 10/25/22		565	560,763
8.95%, 01/22/23		265	264,337
Scenery Journey Ltd., 11.00%, 11/06/20		200	206,250
Shimao Property Holdings Ltd., 6.38%, 10/15/21		200	208,750
Sunac China Holdings Ltd.:
6.88%, 08/08/20		200	202,438
7.25%, 06/14/22		260	260,000
Times China Holdings Ltd.:
6.25%, 01/23/20		200	200,563
7.63%, 02/21/22		200	205,500

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
VLL International, Inc., 5.75%, 11/28/24	USD	200	$203,375
Wanda Group Overseas Ltd., 7.50%, 07/24/22		320	321,200
Xinyuan Real Estate Co. Ltd., 7.75%, 02/28/21		200	180,450
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		600	621,187
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		200	201,000
7.90%, 05/11/21		200	206,875
8.63%, 01/23/22		200	208,446
6.00%, 10/25/23		200	187,750
Zhenro Properties Group Ltd.:
12.50%, 01/02/21		200	214,312
9.15%, 03/08/22		200	204,560

			18,537,090

Road & Rail — 0.2%
Algeco Global Finance plc, 8.00%, 02/15/23(b)		674	690,850
Avis Budget Car Rental LLC, 5.75%, 07/15/27(b)		61	61,610
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		60	61,800
Hertz Corp. (The), 7.63%, 06/01/22(b)		195	202,141
Lima Metro Line 2 Finance Ltd., 4.35%, 04/05/36(b)		200	205,625
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		200	203,828
Rumo Luxembourg SARL, 7.38%, 02/09/24(b)		600	650,940
Uber Technologies, Inc.(b):
7.50%, 11/01/23		52	54,990
8.00%, 11/01/26		114	120,555

			2,252,339

Semiconductors & Semiconductor Equipment — 0.0%
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	186,500

Software — 0.4%(b)
ACI Worldwide, Inc., 5.75%, 08/15/26		282	293,280
Change Healthcare Holdings LLC, 5.75%, 03/01/25		972	974,139
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24		1,041	1,135,991
RP Crown Parent LLC, 7.38%, 10/15/24		621	645,840
Solera LLC, 10.50%, 03/01/24		497	532,262
Veritas US, Inc., 7.50%, 02/01/23		200	192,750

			3,774,262

Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		150	155,625
Baoxin Auto Finance I Ltd., 7.90%, 02/09/20		200	196,000
eG Global Finance plc, 6.75%, 02/07/25(b)		200	200,750
Penske Automotive Group, Inc., 5.50%, 05/15/26		156	161,460
PetSmart, Inc.(b):
7.13%, 03/15/23		61	56,882
5.88%, 06/01/25		268	264,945
SRS Distribution, Inc., 8.25%, 07/01/26(b)		66	65,505
Staples, Inc.(b):
7.50%, 04/15/26		459	469,328
10.75%, 04/15/27		54	55,890

			1,626,385

Technology Hardware, Storage & Peripherals — 0.0%
Nuoxi Capital Ltd., 7.45%, 10/16/22		300	280,371

Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	147,939

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.1%
Mongolian Mortgage Corp. Hfc LLC:
9.75%, 01/29/22	USD	400	$406,375
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		75	77,906
9.13%, 07/15/26		173	181,218

			665,499

Trading Companies & Distributors — 0.0%(b)
Beacon Roofing Supply, Inc., 4.88%, 11/01/25		10	9,900
Fortress Transportation & Infrastructure Investors LLC:
6.75%, 03/15/22		10	10,400
6.50%, 10/01/25		19	19,689

			39,989

Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29(b)		358	365,729
Royal Capital BV, 5.88%(g)		200	197,375

			563,104

Wireless Telecommunication Services — 0.4%
C&W Senior Financing DAC, 6.88%, 09/15/27(b)		661	691,604
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		80	82,603
SoftBank Group Corp., (USD Swap Rate 5 Year + 4.85%), 6.87%(d)(g)		300	294,375
Sprint Corp.:
7.88%, 09/15/23		293	326,695
7.13%, 06/15/24		429	469,755
7.63%, 02/15/25		274	303,463
7.63%, 03/01/26		69	77,110
T-Mobile USA, Inc., 4.75%, 02/01/28		41	42,128
Vodafone Group plc, (USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(d)		1,455	1,594,134
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 06/01/22(b)(h)		47	47,904

			3,929,771

Total Corporate Bonds — 22.7% (Cost: $230,603,849)			233,993,598

Equity-Linked Notes — 21.8%

Aerospace & Defense — 0.3%
BNP Paribas SA (United Technologies Corp.), 13.48%, 09/03/19		25	3,302,739

Air Freight & Logistics — 0.3%
UBS AG (FedEx Corp.), 13.10%, 09/10/19		19	3,121,422

Banks — 3.9%
BNP Paribas SA (Fifth Third Bancorp):
11.75%, 10/21/19		57	1,678,063
11.70%, 10/22/19		57	1,677,916
BNP Paribas SA (IAC), 16.58%, 08/05/19		6	1,456,499
Citigroup Global Markets Holdings, Inc. (Bank of America Corp.), 9.44%, 09/03/19(b)		122	3,689,505
Citigroup Global Markets Holdings, Inc. (SunTrust Banks, Inc.), 14.89%, 09/06/19(b)		55	3,623,612
Credit Suisse AG (Comerica, Inc.), 11.50%, 09/03/19		52	3,724,167
Nomura Bank International plc (Celanese Corp.), 8.79%, 10/22/19		30	3,376,569
Societe Generale SA (Citigroup, Inc.), 18.13%, 08/29/19		46	3,295,723

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Societe Generale SA (Estee Lauder Cos., Inc. (The)):
10.05%, 08/02/19	USD	5	$955,374
9.84%, 08/05/19		3	488,656
Societe Generale SA (Host Hotels & Resorts, Inc.):
11.66%, 08/02/19		33	570,534
11.60%, 08/05/19		69	1,204,149
Societe Generale SA (JPMorgan Chase & Co.), 8.82%, 08/29/19		29	3,347,470
Wells Fargo & Co. (Wells Fargo Securities LLC)(b):
10.24%, 09/03/19		38	3,499,071
10.40%, 09/03/19		21	3,597,996
12.80%, 09/03/19		45	3,609,971

			39,795,275

Biotechnology — 1.0%
BNP Paribas SA (Biogen, Inc.), 8.60%, 10/22/19		14	3,268,385
Nomura Bank International plc (AbbVie, Inc.), 13.24%, 10/21/19(b)		50	3,305,999
Royal Bank of Canada (Amgen, Inc.), 11.43%, 10/18/19(b)		18	3,329,106

			9,903,490

Building Products — 0.3%
Royal Bank of Canada (Johnson Controls International plc), 9.40%, 10/21/19(b)		78	3,305,063

Capital Markets — 1.6%
Credit Suisse AG (Morgan Stanley), 13.80%, 09/03/19		81	3,643,159
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 13.73%, 10/21/19(b)		28	3,299,780
Societe Generale SA (Charles Schwab Corp. (The)), 12.09%, 10/11/19		80	3,385,749
Societe Generale SA (Goldman Sachs Group, Inc. (The)), 11.84%, 10/11/19		15	3,355,015
UBS AG (UBS AG), 16.90%, 08/09/19		10	1,468,595
Wells Fargo &Co. (E*TRADE Financial Corp.), 12.46%, 10/16/19		35	1,677,509

			16,829,807

Commercial Services & Supplies — 0.3%
Citigroup Global Markets Holdings, Inc. (Waste Management, Inc.), 10.28%, 09/12/19(b)		28	3,297,170

Communications Equipment — 0.3%
BNP Paribas SA (Cisco Systems, Inc.), 9.94%, 08/13/19(b)		51	2,818,985

Consumer Finance — 0.7%
Citigroup Global Markets Holdings, Inc. (Ally Financial, Inc.), 11.76%, 09/03/19(b)		108	3,589,694
Goldman Sachs International (Discover Financial Services), 14.11%, 09/12/19		36	3,256,708

			6,846,402

Diversified Telecommunication Services — 0.7%
Royal Bank of Canada (Masco Corp.), 10.57%, 09/12/19(b)		78	3,212,567
Societe Generale SA (Koninklijke KPN NV), 13.96%, 09/18/19	EUR	513	1,471,505
Societe Generale SA (Telefonica SA), 6.71%, 09/18/19		315	2,424,657

			7,108,729

Security		Par (000)	Value

Energy Equipment & Services — 0.3%
BNP Paribas SA (Halliburton Co.), 15.69%, 10/22/19	USD	141	$3,258,289

Equity Real Estate Investment Trusts (REITs) — 0.4%
Royal Bank of Canada (American Tower Corp.), 8.22%, 10/22/19(b)		16	3,320,060
Societe Generale SA (Host Hotels & Resorts, Inc.), 11.57%, 08/06/19		36	633,866

			3,953,926

Food & Staples Retailing — 0.9%
BNP Paribas SA (Sysco Corp.), 8.57%, 08/13/19(b)		42	2,865,079
Nomura Bank International plc (Costco Wholesale Corp.), 10.27%, 08/29/19		12	3,121,271
Royal Bank of Canada (Walmart, Inc.), 8.53%, 08/14/19(b)		28	2,975,693

			8,962,043

Food Products — 0.3%
Royal Bank of Canada (Tyson Foods, Inc.), 15.71%, 08/06/19(b)		38	3,031,393

Health Care Equipment & Supplies — 0.4%
Citigroup Global Markets Holdings, Inc. (Danaher Corp.), 8.64%, 09/03/19(b)		25	3,547,902

Health Care Providers & Services — 0.9%
Royal Bank of Canada (Anthem, Inc.), 13.53%, 09/12/19(b)		11	3,304,598
Royal Bank of Canada (UnitedHealth Group, Inc.), 11.84%, 08/30/19(b)		13	3,204,614
UBS AG (CVS Health Corp.), 16.49%, 08/05/19		49	2,726,349

			9,235,561

Hotels, Restaurants & Leisure — 0.9%
Citigroup Global Markets Holdings, Inc. (Starbucks Corp.), 9.95%, 10/30/19(b)		35	3,296,469
Goldman Sachs International (Raytheon Co.), 12.61%, 09/12/19		17	3,189,850
Wells Fargo & Co. (Carnival Corp.), 13.80%, 09/17/19		65	3,034,745

			9,521,064

Household Durables — 0.5%
Societe Generale SA (DR Horton, Inc.), 11.24%, 10/31/19(b)		71	3,266,251
Wells Fargo &Co. (Toll Brothers, Inc.), 15.50%, 08/20/19		41	1,471,793

			4,738,044

Industrial Conglomerates — 0.3%
Royal Bank of Canada (Roper Technologies, Inc.), 10.00%, 09/12/19(b)		9	3,272,884

Interactive Media & Services — 0.1%
BNP Paribas SA (IAC), 16.57%, 08/06/19		6	1,452,588

Internet & Direct Marketing Retail — 0.4%
Citigroup Global Markets Holdings, Inc. (eBay, Inc.), 11.09%, 09/06/19(b)		91	3,699,865

Life Sciences Tools & Services — 0.3%
Citigroup Global Markets Holdings, Inc. (Thermo Fisher Scientific, Inc.), 11.46%, 09/12/19(b)		11	3,190,497

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery — 0.6%
BNP Paribas SA (Ingersoll-Rand plc), 8.17%, 10/23/19(b)	USD	26	$3,276,885
UBS AG (Stanley Black & Decker, Inc.), 8.30%, 10/22/19		22	3,290,394

			6,567,279

Media — 0.3%
Goldman Sachs International (Comcast Corp.), 9.38%, 09/12/19		74	3,220,963

Multiline Retail — 0.6%(b)
Royal Bank of Canada (Dollar General Corp.), 10.98%, 08/29/19		23	3,055,166
Royal Bank of Canada (Dollar Tree, Inc.), 11.94%, 08/28/19		29	2,969,921

			6,025,087

Oil, Gas & Consumable Fuels — 0.3%
Societe Generale SA (Repsol SA), 11.41%, 09/18/19	EUR	204	3,254,828

Personal Products — 0.0%
UBS AG (Estee Lauder Cos., Inc, (The)) + 0.00%), 10.20%, 08/01/19	USD	3	456,008

Pharmaceuticals — 0.3%
Societe Generale SA (Eli Lilly & Co.), 13.33%, 10/23/19(b)		30	3,293,731

Professional Services — 0.5%
Goldman Sachs International (Robert Half International, Inc.), 14.96%, 09/12/19		54	3,289,412
Royal Bank of Canada (ManpowerGroup, Inc.), 10.72%, 10/17/19(b)		18	1,662,778

			4,952,190

Road & Rail — 0.4%
Citigroup Global Markets Holdings, Inc. (Union Pacific Corp.), 9.75%, 09/06/19(b)		21	3,708,092

Semiconductors & Semiconductor Equipment — 0.3%
Goldman Sachs International (Texas Instruments, Inc.), 13.38%, 09/12/19		26	3,274,174

Software — 1.3%
BNP Paribas SA (Oracle Corp.), 10.26%, 09/10/19(b)		51	2,879,934
BNP Paribas SA (Synopsys, Inc.), 11.54%, 08/20/19(b)		22	2,961,895
Royal Bank of Canada (salesforce.com, Inc.), 14.24%, 08/27/19(b)		19	2,941,963
Societe Generale SA (Dassault Systemes SE), 14.32%, 09/18/19		10	1,486,611
UBS AG (Adobe, Inc.), 10.70%, 09/10/19		10	2,990,108

			13,260,511

Specialty Retail — 1.0%
Nomura Bank International plc (Home Depot, Inc. (The)), 9.48%, 08/13/19		15	3,017,998
Royal Bank of Canada (Ulta Beauty, Inc.), 18.14%, 08/29/19(b)		9	3,072,693
UBS AG (Advance Auto Parts, Inc.), 16.40%, 08/12/19		10	1,468,598
Wells Fargo & Co. (AutoZone, Inc.), 9.05%, 09/10/19		3	2,964,488

			10,523,777

Technology Hardware, Storage & Peripherals — 0.3%
BNP Paribas SA (Hewlett Packard Enterprise Co.), 10.46%, 08/20/19(b)		201	2,902,848

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.5%
BNP Paribas SA (NIKE, Inc.), 12.09%, 09/17/19(b)	USD	34	$2,961,382
Societe Generale SA (Kering SA), 11.80%, 09/18/19		5	2,423,501

			5,384,883

Wireless Telecommunication Services — 0.3%
BNP Paribas SA (Darden Restaurants, Inc.), 10.32%, 09/10/19(b)		24	2,956,094

Total Equity-Linked Notes — 21.8% (Cost: $225,059,259)			223,973,603

Foreign Agency Obligations — 0.5%

Argentina — 0.1%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 17.69%, 07/07/20(d)		1,642	558,937
8.50%, 07/28/25		667	662,331

			1,221,268

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	109,074
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(d)(g)	USD	200	198,875
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	192,852

			500,801

Colombia — 0.0%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		253	260,084

India — 0.1%
Power Finance Corp. Ltd., 3.75%, 12/06/27		370	365,259
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		400	415,500

			780,759

Indonesia — 0.1%
Perusahaan Listrik Negara PT:
6.15%, 05/21/48		200	242,750
4.88%, 07/17/49		200	203,565
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,000,000	138,503

			584,818

Mexico — 0.1%
Petroleos Mexicanos:
6.38%, 02/04/21	USD	200	206,400
6.50%, 03/13/27		319	317,242
5.35%, 02/12/28		34	31,331

			554,973

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 3.50%, 04/16/29(b)		225	230,319

South Africa — 0.1%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)		832	891,967

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 7.00%, 06/25/24		400	398,612

Total Foreign Agency Obligations — 0.5% (Cost: $6,250,176)			5,423,601

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations — 2.3%

Argentina — 0.0%
Republic of Argentina:
6.88%, 04/22/21	USD	252	$227,052
4.63%, 01/11/23		126	105,486

			332,538

Colombia — 0.3%
Republic of Colombia:
4.38%, 07/12/21		324	336,049
8.13%, 05/21/24		451	556,139
4.50%, 01/28/26		1,497	1,616,011
3.88%, 04/25/27		409	426,792

			2,934,991

Egypt — 0.4%
Arab Republic of Egypt:
5.75%, 04/29/20(b)		950	966,625
5.75%, 04/29/20		913	928,977
5.58%, 02/21/23(b)		312	323,700
7.60%, 03/01/29(b)		298	319,233
6.38%, 04/11/31(b)	EUR	141	165,403
8.50%, 01/31/47(b)	USD	1,050	1,147,125

			3,851,063

Indonesia — 0.3%
Republic of Indonesia:
4.75%, 01/08/26		926	1,016,285
8.38%, 09/15/26	IDR	17,254,000	1,304,405
3.50%, 01/11/28	USD	250	256,250
4.10%, 04/24/28		740	792,031

			3,368,971

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		200	189,890

Mexico — 0.3%
United Mexican States:
3.63%, 03/15/22		1,390	1,430,397
4.15%, 03/28/27		413	429,933
3.75%, 01/11/28		650	657,475
8.30%, 08/15/31		35	49,328

			2,567,133

Nigeria — 0.1%
Federal Republic of Nigeria, 7.63%, 11/21/25		782	870,464

Oman — 0.0%
Oman Government International Bond, 4.88%, 02/01/25(b)		347	345,785

Paraguay — 0.0%
Republic of Paraguay, 5.40%, 03/30/50(b)		355	399,708

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		1,110	1,251,525
4.00%, 03/14/29(b)		1,095	1,194,234

			2,445,759

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		800	860,000
4.25%, 06/23/27		600	626,100

			1,486,100

Security		Par (000)	Value

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.38%, 04/16/29(b)	USD	209	$230,632
4.50%, 04/17/30		800	890,800

			1,121,432

South Africa — 0.2%
Republic of South Africa, 5.88%, 05/30/22		2,126	2,266,848

Sri Lanka — 0.1%
Republic of Sri Lanka:
5.88%, 07/25/22		200	201,437
7.85%, 03/14/29		500	520,469

			721,906

Ukraine — 0.1%
Republic of Ukraine, 9.75%, 11/01/28		252	294,052
Ukraine Government Bond, 7.75%, 09/01/22		126	133,623

			427,675

Total Foreign Government Obligations — 2.3% (Cost: $22,277,241)			23,330,263

		Shares

Investment Companies — 21.5%
BlackRock Allocation Target Shares, Series A*		5,844,479	58,912,349
BlackRock Floating Rate Income Portfolio, Class K*		8,771,178	87,624,064
DCP Midstream LP		45,557	1,345,754
iShares Core Dividend Growth ETF(j)*		548,436	21,246,411
iShares Core S&P 500 ETF*		49,905	14,933,073
iShares iBoxx $ High Yield Corporate Bond ETF(j)*		397,114	34,521,120
NuStar Energy LP		26,920	780,680
Western Midstream Partners LP		86,422	2,333,394

Total Investment Companies — 21.5% (Cost: $219,927,843)			221,696,845

		Par (000)

Non-Agency Mortgage-Backed Securities — 3.3%

Collateralized Mortgage Obligations — 0.4%
Alternative Loan Trust(a):
Series 2005-16, Class A1, 4.15%, 06/25/35		68	64,871
Series 2005-72, Class A3, 2.87%, 01/25/36		130	112,587
Series 2006-OA14, Class 1A1, 4.24%, 11/25/46		117	103,875
Series 2006-OA8, Class 1A1, 2.46%, 07/25/46		289	280,716
Series 2007-OA3, Class 1A1, 2.41%, 04/25/47		315	300,684
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 3.43%, 11/25/46(a)		1,050	524,337
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		74	71,839
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A13, 5.75%, 02/25/37		482	470,650
CSMC Trust(a)(b):
Series 2018-RPL8, Class A1, 4.12%, 07/25/58		307	309,089
Series 2019-JR1, Class A1, 4.10%, 09/27/66		373	374,338
GSR Mortgage Loan Trust, Series 2006-OA1, Class 1A1, 2.49%, 08/25/46(a)		464	185,820

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Impac CMB Trust, Series 2005-6, Class 1A1, 2.77%, 10/25/35(a)	USD	331	$323,394
Reperforming Loan REMIC Trust, Series 2005- R2, Class 1AF1, 2.61%, 06/25/35(a)(b)		77	73,894
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1, 2.46%, 07/25/46(a)		115	99,318
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-4, Class 3A1, 5.89%, 05/25/36(e)		614	551,981

			3,847,393

Commercial Mortgage-Backed Securities — 2.9%
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class E, 4.44%, 09/15/34(a)(b)		630	633,350
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.43%, 04/15/35(a)(b)		700	704,382
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.38%, 12/15/36(a)(b)		206	207,148
Aventura Mall Trust, Series 2013-AVM, Class E, 3.74%, 12/05/32(a)(b)		700	707,538
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		700	683,967
Series 2018-DSNY, Class D, 4.03%, 09/15/34		1,058	1,059,762
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(a)		113	112,797
Bayview Commercial Asset Trust, Series 2007- 4A, Class A1, 2.72%, 09/25/37(a)(b)		601	571,306
BBCMS Mortgage Trust, Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(b)		200	181,911
BBCMS Trust, Series 2015- STP, Class E, 4.28%, 09/10/28(a)(b)		200	197,254
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class B, 6.48%, 06/11/50(a)(b)		204	209,103
Benchmark Mortgage Trust(a):
Series 2018-B5, Class D, 3.11%, 07/15/51(b)		550	506,957
Series 2018-B7, Class C, 4.86%, 05/15/53		500	557,934
BWAY Mortgage Trust, Series 2015-1740, Class E, 4.45%, 01/10/35(a)(b)		500	513,562
BX Commercial Mortgage Trust(a)(b):
Series 2018-IND, Class G, 4.38%, 11/15/35		1,218	1,224,675
Series 2018-IND, Class H, 5.33%, 11/15/35		1,218	1,224,677
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29(a)(b)		280	283,118
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(a)(b)		410	411,898
Citigroup Commercial Mortgage Trust(a):
Series 2016-C1, Class D, 4.95%, 05/10/49(b)		110	112,101
Series 2018-C6, Class C, 5.07%, 11/10/51		361	406,863
Commercial Mortgage Trust:
Series 2014-UBS4, Class C, 4.63%, 08/10/47(a)		370	383,192
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		350	321,094
Series 2015-LC21, Class C, 4.30%, 07/10/48(a)		700	731,166
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		700	643,515
Series 2018-HCLV, Class B, 3.72%, 09/15/33(a)(b)		400	399,244
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 02/10/34(a)(b)		600	618,785

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D, 4.89%, 11/15/51(a)(b)	USD	457	$471,692
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(a)(b)		700	655,804
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		420	413,448
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(b)		500	502,086
GS Mortgage Securities Corp. Trust(a)(b):
Series 2017-500K, Class G, 4.83%, 07/15/32		30	29,748
Series 2018-HULA, Class D, 4.12%, 07/15/25		257	257,868
GS Mortgage Securities Trust:
Series 2015-GC32, Class D, 3.35%, 07/10/48		360	335,037
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		560	508,374
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C, 3.89%, 03/15/50(a)		467	481,582
Series 2019-COR5, Class D, 3.00%, 06/13/52(b)		2,000	1,766,837
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class C, 4.51%, 03/15/50(a)		135	143,815
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class D, 4.24%, 01/15/49(a)		500	503,428
Series 2015-JP1, Class E, 4.24%, 01/15/49(a)(b)		371	356,979
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(b)		500	500,186
Series 2018-WPT,Class FFX, 5.54%, 07/05/33(b)		490	499,995
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(b)		150	149,962
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(a)(b)		270	267,791
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(a)		161	163,612
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		460	437,830
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		450	419,142
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	221,829
Morgan Stanley Capital I Trust(a):
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)		700	698,370
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)		700	663,496
Series 2017-JWDR, Class E, 5.38%, 11/15/34(b)		244	244,915
Series 2018-H3, Class C, 4.85%, 07/15/51		320	347,062
Series 2018-MP,Class E, 4.28%, 07/11/40(b)		330	327,243
Series 2018-SUN, Class F, 4.88%, 07/15/35(b)		450	453,942
Prima Capital CRE Securitization Ltd., Series 2016-6A, Class C, 4.00%, 08/24/40(b)(c)		2,000	1,987,000
ROCKT, Series 2019-1A, 6.47%, 04/20/32(a)		500	499,054
USDC, Series 2018-USDC, Class F, 4.49%, 05/13/38(a)(b)		280	280,558

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.60%, 12/15/48(a)	USD	151	$150,472
Series 2017-C39, Class C, 4.12%, 09/15/50		113	117,109
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(b)		492	424,289
Series 2018-C44, Class C, 4.84%, 05/15/51(a)		170	182,960
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		240	219,029
Series 2018-C45, Class C, 4.73%, 06/15/51		110	116,756

			29,406,599

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 1.34%, 10/15/48(a)(b)		4,650	346,332

Total Non-Agency Mortgage-Backed Securities — 3.3% (Cost: $31,927,851)			33,600,324

Preferred Securities — 5.1%

Capital Trusts — 3.6%

Banks — 1.1%(g)(k)
Bank of America Corp.:
Series X, 6.25%		3,343	3,635,512
Series AA, 6.10%		500	545,650
CIT Group, Inc., Series A, 5.80%		185	188,237
Citizens Financial Group, Inc., Series A, 5.50%		75	75,562
Fifth Third Bancorp, Series J, 4.90%		1,600	1,592,000
JPMorgan Chase & Co., Series S, 6.75%		925	1,026,005
M&T Bank Corp., Series F, 5.13%		625	646,875
SunTrust Banks, Inc.:
Series G, 5.05%		2,130	2,140,650
Series H, 5.13%		1,150	1,138,500
Wells Fargo &Co., Series S, 5.90%		200	212,250

			11,201,241

Capital Markets — 0.6%(g)(k)
Bank of New York Mellon Corp. (The), Series F, 4.62%		1,575	1,582,875
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		390	393,432
Series P, 5.00%		555	542,046
Series O, 5.30%		145	152,352
Morgan Stanley:
Series H, 5.91%		100	100,250
Series J, 5.55%		2,350	2,384,498
Northern Trust Corp., Series D, 4.60%		700	701,750
State Street Corp., Series H, 5.63%		925	943,001

			6,800,204

Consumer Finance — 0.7%(g)(k)
Capital One Financial Corp., Series E, 5.55%		2,065	2,090,813
Discover Financial Services, Series C, 5.50%		1,600	1,588,576
General Motors Financial Co., Inc., Series A, 5.75%		3,508	3,271,210

			6,950,599

Diversified Financial Services —0.1%
Voya Financial, Inc., Series A, 6.13%(g)(k)		990	1,054,350

Insurance — 0.3%(g)(k)
Progressive Corp. (The), Series B, 5.38%		760	783,750
XLIT Ltd., Series E, 4.76%		1,585	1,585,793

			2,369,543

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 0.8%(g)(k)
Andeavor Logistics LP, Series A, 6.87%	USD	3,690	$3,690,000
Energy Transfer Operating LP, Series B, 6.63%		2,000	1,900,000
EnLink Midstream Partners LP, Series C, 6.00%		1,600	1,248,000
Plains All American Pipeline LP, Series B, 6.13%		1,550	1,494,913

			8,332,913

Total Capital Trusts — 3.6% (Cost: $36,604,998)			36,708,850

		Shares

Preferred Stocks — 1.1%

Banks — 0.3%
Itau Unibanco Holding SA (Preference)		82,843	757,805
KeyCorp, Series E, 6.13%(g)(k)		32,500	945,750
US Bancorp, Series F, 6.50%(g)(k)		26,000	702,520

			2,406,075

Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%(g)(k)		83,000	2,280,010

Consumer Finance — 0.0%
SLM Corp., Series B, 4.11%(g)(k)		3,500	203,280

Electric Utilities — 0.1%
Entergy Arkansas LLC 4.88%		26,210	693,517
Entergy Louisiana LLC 4.88%		4,525	117,922
Entergy Mississippi LLC 4.90%		25,401	672,110
Entergy Texas, Inc. 5.63%		4,716	129,030

			1,612,579

Food & Staples Retailing — 0.1%
Cia Brasileira de Distribuicao (Preference)		31,491	769,544

Technology Hardware, Storage & Peripherals — 0.4%
Samsung Electronics Co. Ltd. (Preference)		128,658	3,978,984

Total Preferred Stocks — 1.1% (Cost: $11,047,385)			11,250,472

Trust Preferreds — 0.4%

Capital Markets — 0.3%
State Street Corp., 3.41%, 06/15/47(k)		4,641,000	3,596,775

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.09%, 12/21/65(b)(k)		896,000	627,200

Consumer Finance — 0.0%
ILFC E-Capital Trust II, 4.34%, 12/21/65(b)(k)		397,000	283,855

Total Trust Preferreds — 0.4% (Cost: $5,101,693)			4,507,830

Total Preferred Securities — 5.1% (Cost: $52,754,076)			52,467,152

	Par (000)

U.S. Government Sponsored Agency Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(b)(d)		300	318,315
Series 2018-K732, Class B, 4.06%, 05/25/25(b)(k)		200	208,385

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(k)	USD	337	$353,724

			880,424

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association Variable Rate Notes(k):
Series 2013-63, 0.79%, 09/16/51		1,060	56,027
Series 2016-67, 1.17%, 07/16/57		566	45,040
Series 2016-162, 1.00%, 09/16/58		2,684	217,378
Series 2017-44, 0.70%, 04/17/51		2,541	147,439
Series 2018-106, 0.49%, 04/16/60		1,684	93,336

			559,220

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $1,386,929)			1,439,644

Total Long-Term Investments — 98.9% (Cost: $1,014,148,841)			1,018,017,035

Short-Term Securities — 6.8%

Foreign Government Obligations — 0.1%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills, 0.00%, 08/20/19(l)	EGP	8,100	485,002

Total Foreign Government Obligations — 0.1% (Cost: $459,453)			485,002

		Shares

Money Market Funds — 6.7%(m)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%		58,036,285	58,036,285
SL Liquidity Series, LLC, Money Market Series, 2.50%(n)		10,990,880	10,993,079

Total Money Market Funds — 6.7% (Cost: $69,029,270)			69,029,364

Total Short-Term Securities — 6.8% (Cost: $69,488,723)			69,514,366

Total Investments — 105.7% (Cost: $1,083,637,564)			1,087,531,401

Liabilities in Excess of Other Assets — (5.7)%			(58,250,755)

Net Assets — 100.0%			$1,029,280,646

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Convertible security.
(j)	Security, or a portion of the security, is on loan.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Zero-coupon bond.
(m)	Annualized 7-day yield as of period end.
(n)	Security was purchased with the cash collateral from loaned securities.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

*

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/ Shares Held at 07/31/18	Shares Purchased	Shares Sold		Par/ Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	72,114,270	—	(14,077,985	)(b)	58,036,285	$58,036,285	$819,163		$—	$—
SL Liquidity Series, LLC, Money Market Series	25,183,103	—	(14,192,223	)(b)	10,990,880	10,993,079	502,514	(c)	18,718	(2,919)
BlackRock Allocation Target Shares, Series A	5,047,272	4,423,680	(3,626,473)		5,844,479	58,912,349	2,340,140		(336,570)	688,987
BlackRock Floating Rate Income Portfolio, Class K	3,968,683	6,374,045	(1,571,550)		8,771,178	87,624,064	3,352,265		(135,996)	(624,938)
iShares 0-5 Year High Yield Corporate Bond ETF(d)	591,943	153,590	(745,533)		—	—	1,200,013		(225,926)	64,028
iShares Core Dividend Growth ETF .	—	548,436	—		548,436	21,246,411	216,323		—	2,010,094
iShares Core MSCI Emerging Markets ETF(d)	—	477,054	(477,054)		—	—	—		789,218	—
iShares Core S&P 500 ETF	—	159,795	(109,890)		49,905	14,933,073	125,632		(1,069,074)	43,153
iShares Emerging Markets Dividend ETF(d)	—	392,231	(392,231)		—	—	320,439		606,169	—
iShares iBoxx $High Yield Corporate Bond ETF	587,508	867,259	(1,057,653)		397,114	34,521,120	3,285,838		(341,142)	1,275,813

						$286,266,381	$12,162,327		$(694,603)	$3,454,218

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	660	09/19/19	$84,098	$1,316,416
U.S. Treasury Long Bond	370	09/19/19	57,570	2,184,415
EURO STOXX 50 Index	627	09/20/19	24,029	658,874
S&P 500 E-Mini Index	481	09/20/19	71,724	(747,844)
U.S. Treasury 5 Year Note	251	09/30/19	29,506	299,031

				3,710,892

Short Contracts
Euro-Schatz	1	09/06/19	124	(281)
EUR Currency	77	09/16/19	10,710	254,628
GBP Currency	102	09/16/19	7,770	375,684
JPY Currency	41	09/16/19	4,727	34,484
U.S. Treasury 10 Year Ultra Note	2	09/19/19	276	(6,673)

				657,842

				$4,368,734

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	160,320	EUR	141,000	Bank of America NA	09/09/19	$3,735
IDR	486,312,484	USD	34,032	Bank of America NA	09/20/19	219
IDR	1,458,937,453	USD	102,439	Barclays Bank plc	09/20/19	314
USD	116,770	EUR	102,823	Barclays Bank plc	09/20/19	2,481
USD	965,389	ARS	45,218,821	JPMorgan Chase Bank NA	10/09/19	29,613

						36,362

USD	508,536	HKD	3,983,118	Bank of America NA	09/20/19	(475)
USD	277,904	IDR	4,018,493,290	Bank of America NA	09/20/19	(5,118)

						(5,593)

	Net Unrealized Appreciation					$30,769

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	120	$(1,642)	$(216)	$(1,426)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	80	(1,084)	(154)	(930)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(589)	252	(841)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	20	(294)	136	(430)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(147)	69	(216)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	431	(4,986)	2,908	(7,894)

							$(8,742)	$2,995	$(11,737)

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$3,365	$(370)	$—	$(11,737)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$658,874	$664,796	$3,799,862	$—	$5,123,532
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	36,362	—	—	36,362
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,365	—	—	—	—	3,365

	$—	$3,365	$658,874	$701,158	$3,799,862	$—	$5,163,259

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	747,844	—	6,954	—	754,798
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,593	—	—	5,593
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	12,107	—	—	—	—	12,107

	$—	$12,107	$747,844	$5,593	$6,954	$—	$772,498

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,517,152	$2,026,057	$6,206,284	$—	$12,749,493
Forward foreign currency exchange contracts	—	—	—	(338,101)	—	—	(338,101)
Options purchased(a)	—	—	59,337	—	—	—	59,337
Swaps	—	(12,861)	—	—	—	—	(12,861)

	$—	$(12,861)	$4,576,489	$1,687,956	$6,206,284	$—	$12,457,868

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,414,304)	$457,106	$3,864,399	$—	$1,907,201
Forward foreign currency exchange contracts	—	—	—	15,267	—	—	15,267
Swaps	—	(870)	—	—	—	—	(870)

	$—	$(870)	$(2,414,304)	$472,373	$3,864,399	$—	$1,921,598

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$332,293,991
Average notional value of contracts — short	26,116,641
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	3,876,628
Average amounts sold — in USD	1,129,608
Options:
Average value of option contracts purchased	—	(a)
Credit default swaps:
Average notional value — buy protection	709,852

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$510,601	$902,444
Forward foreign currency exchange contracts	36,362	5,593
Swaps — OTC(a)	3,365	12,107

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$550,328	$920,144
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(510,601)	(902,444)

Total derivative assets and liabilities subject to an MNA	$39,727	$17,700

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$3,954	$(3,954)	$—	$—	$—
Barclays Bank plc	2,795	—	—	—	2,795
BNP Paribas SA	388	(388)	—	—	—
Citibank NA	2,908	(2,908)	—	—	—
JPMorgan Chase Bank NA	29,613	(2,726)	—	—	26,887
Morgan Stanley &Co. International plc	69	(69)	—	—	—

	$39,727	$(10,045)	$—	$—	$29,682

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$5,593	$(3,954)	$—	$—	$1,639
BNP Paribas SA	1,271	(388)	—	—	883
Citibank NA	7,894	(2,908)	—	—	4,986
JPMorgan Chase Bank NA	2,726	(2,726)	—	—	—
Morgan Stanley &Co. International plc	216	(69)	—	—	147

	$17,700	$(10,045)	$—	$—	$7,655

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$62,679,965	$763,473	$63,443,438
Common Stocks:
Airlines	1,056,596	—	—	1,056,596
Automobiles	—	1,857,764	—	1,857,764
Banks	3,428,775	10,741,986	—	14,170,761
Beverages	1,782,004	—	—	1,782,004
Commercial Services & Supplies	1,019,738	—	—	1,019,738
Construction & Engineering	—	1,188,202	—	1,188,202
Construction Materials	—	1,076,896	—	1,076,896
Electric Utilities	1,002,329	—	—	1,002,329
Electronic Equipment, Instruments & Components	—	1,716,758	—	1,716,758
Entertainment	2,056,586	—	—	2,056,586
Equity Real Estate Investment Trusts (REITs)	41,095,010	13,316,199	—	54,411,209
Food & Staples Retailing	143,383	—	—	143,383
Gas Utilities	—	1,216,882	—	1,216,882
Health Care Providers & Services	1,136,194	—	—	1,136,194
Hotels, Restaurants & Leisure	—	1,829,206	—	1,829,206
Household Durables	—	1,243,300	—	1,243,300
Industrial Conglomerates	—	1,039,762	—	1,039,762
Insurance	1,481,191	4,622,592	—	6,103,783
Metals & Mining	1,091,417	—	—	1,091,417
Oil, Gas & Consumable Fuels	45,993,156	2,200,238	—	48,193,394
Real Estate Management & Development	—	5,284,430	—	5,284,430
Semiconductors & Semiconductor Equipment	532,534	3,522,524	—	4,055,058
Specialty Retail	469,599	—	—	469,599
Textiles, Apparel & Luxury Goods	—	922,061	—	922,061
Transportation Infrastructure	2,274,166	1,371,607	—	3,645,773
Wireless Telecommunication Services	—	935,482	—	935,482
Corporate Bonds(a)	—	233,993,598	—	233,993,598
Equity-Linked Notes(a)	—	223,973,603	—	223,973,603
Foreign Agency Obligations(a)	—	5,423,601	—	5,423,601
Foreign Government Obligations(a)	—	23,330,263	—	23,330,263
Investment Companies	221,696,845	—	—	221,696,845
Non-Agency Mortgage-Backed Securities	—	31,613,324	1,987,000	33,600,324
Preferred Securities:
Banks	2,406,075	11,201,241	—	13,607,316
Capital Markets	2,280,010	10,396,979	—	12,676,989
Commercial Services & Supplies	—	627,200	—	627,200
Consumer Finance	203,280	7,234,454	—	7,437,734
Diversified Financial Services	—	1,054,350	—	1,054,350
Electric Utilities	1,612,579	—	—	1,612,579
Food & Staples Retailing	769,544	—	—	769,544
Insurance	—	2,369,543	—	2,369,543
Oil, Gas & Consumable Fuels	—	8,332,913	—	8,332,913
Technology Hardware, Storage & Peripherals	—	3,978,984	—	3,978,984
U.S. Government Sponsored Agency Securities	—	1,439,644	—	1,439,644
Short-Term Securities:
Foreign Government Obligations(a)	—	485,002	—	485,002
Money Market Funds	58,036,285	—	—	58,036,285

Subtotal	$391,567,296	$682,220,553	$2,750,473	$1,076,538,322

Investments valued at NAV(b)				10,993,079

Total Investments				$1,087,531,401

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock Dynamic High Income Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Equity contracts	$658,874	$—	$—	$658,874
Foreign currency exchange contracts	664,796	36,362	—	701,158
Interest rate contracts	3,799,862	—	—	3,799,862
Liabilities:
Credit contracts	—	(11,737)	—	(11,737)
Equity contracts	(747,844)	—	—	(747,844)
Foreign currency exchange contracts	—	(5,593)	—	(5,593)
Interest rate contracts	(6,954)	—	—	(6,954)

	$4,368,734	$19,032	$—	$4,387,766

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Non-Agency Mortgage- Backed Securities	Total
Investments:
Assets:
Opening balance, as of July 31, 2018	$5,694,334	$892,666	$1,249,468	$7,836,468
Transfers into level 3	—	—	—	—
Transfers out of level 3	(5,694,334)	(892,666)	(1,031,177)	(7,618,177)
Accrued discounts/premiums	—	—	(208)	(208)
Net realized gain (loss)	661	—	(45,622)	(44,961)
Net change in unrealized appreciation(a)(b)	6,976	—	44,912	51,888
Purchases	895,773	—	1,986,250	2,882,023
Sales	(139,937)	—	(216,623)	(356,560)

Closing balance, as of July 31, 2019	$763,473	$—	$1,987,000	$2,750,473

Net change in unrealized appreciation on investments still held at July 31, 2019(b)	$6,976	$—	$750	$7,726

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 8.9%
Accredited Mortgage Loan Trust, Series 2004-4, Class M2, (LIBOR USD 1 Month + 1.58%), 3.84%, 01/25/35(a)	USD	1,508	$1,485,265
AIMCO CLO, Series 2018-AA, Class A, (LIBOR USD 3 Month + 1.02%), 3.32%, 04/17/31(a)(b)		2,700	2,674,262
Ajax Mortgage Loan Trust(b):
Series 2018-E, Class A, 4.38%, 06/25/58(c)		6,607	6,666,281
Series 2018-E, Class B, 5.25%, 06/25/58(c)		630	646,984
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		1,589	475,950
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		7,195	7,248,822
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		719	711,278
Series 2018-F, Class C, 0.00%, 11/25/58(d)		1,745	847,880
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		7,694	7,711,774
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		816	802,697
Series 2018-G, Class C, 5.25%, 06/25/57(d)		2,084	1,943,272
Series 2019-B, Class A, 3.75%, 01/25/59(c)		4,235	4,244,998
Series 2019-B, Class B, 5.25%, 01/25/59(c)		420	411,783
Series 2019-B, Class C, 0.00%, 01/25/59(d)		1,077	868,906
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/21/28(a)(b)		1,300	1,288,057
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.43%, 01/17/31		5,350	5,318,649
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.80%, 01/17/31		1,000	978,074
Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.05%, 01/17/31		1,580	1,505,509
Allegro CLO VII Ltd., Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.40%, 06/13/31(a)(b)		1,700	1,677,172
ALM V Ltd., Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/18/27(a)(b)		7,000	6,870,321
ALM VI Ltd.(a)(b):
Series 2012-6A, Class BR3, (LIBOR USD 3 Month + 1.75%), 4.05%, 07/15/26		1,500	1,481,605
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/26		1,650	1,634,386
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.71%, 10/15/28		4,175	4,171,593
Series 2013-7RA, Class A2R, (LIBOR USD 3 Month + 2.00%), 4.30%, 10/15/28		1,000	998,391
Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.00%, 10/15/28		1,000	998,833
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 3.95%, 10/15/27		2,000	1,987,449
Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/15/27		600	593,883
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.79%, 10/15/28		13,250	13,275,604
Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.25%, 10/15/28		2,250	2,248,378
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/27(a)(b)		3,000	2,972,411
American Express Credit Account Master Trust:
Series 2017-5, Class A, (LIBOR USD 1 Month + 0.38%), 2.71%, 02/18/25(a)		2,000	2,006,373
Series 2017-6, Class A, 2.04%, 05/15/23		2,000	1,996,282
Series 2018-4, Class A, 2.99%, 12/15/23		3,010	3,053,606
Series 2018-6, Class A, 3.06%, 02/15/24		3,655	3,720,728

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-8, Class A, 3.18%, 04/15/24	USD	1,709	$1,747,042
Series 2019-2, Class A, 2.67%, 11/15/24		4,540	4,604,104
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Class A3, 1.98%, 12/20/21		282	281,316
Series 2018-1, Class A3, 3.07%, 12/19/22		1,000	1,007,500
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.83%, 11/02/30(a)(b)		1,750	1,746,758
AMMC CLO 22 Ltd., Series 2018-22A, Class D, (LIBOR USD 3 Month + 2.70%), 4.98%, 04/25/31(a)(b)		320	304,458
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.75%, 11/10/30(a)(b)		2,000	1,992,841
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A1, (LIBOR USD 1 Month + 0.80%), 3.07%, 11/25/32(a)		3,853	3,838,617
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.29%, 04/13/31(a)(b)		2,400	2,368,825
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.76%, 01/28/31		3,400	3,334,126
Series 2014-3RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.11%, 01/28/31		1,250	1,204,409
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.11%, 01/28/31		600	583,449
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.86%, 01/28/31		2,250	2,150,502
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.15%, 01/15/30(a)(b)		1,850	1,824,745
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.57%, 07/15/30		1,189	1,187,724
Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.70%, 07/15/30		1,000	993,357
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.26%, 10/15/27(a)(b)		10,000	9,975,301
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.26%, 07/28/28		4,400	4,385,449
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.86%, 07/28/28		1,400	1,394,703
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.26%, 07/28/28		4,000	3,920,700
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/13/30		4,000	3,990,917
Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 3.50%, 10/15/31		7,650	7,594,139
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	499	544,252
Antares CLO Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.53%), 3.81%, 01/20/30(a)(b)	USD	5,000	4,976,990
Apidos CLO XI, Series 2012-11A, Class CR, (LIBOR USD 3 Month + 2.70%), 5.00%, 01/17/28(a)(b)		1,000	1,000,298
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.38%, 04/15/31(a)(b)		2,400	2,386,242

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Apidos CLO XV(a)(b):
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.29%, 04/20/31	USD	5,000	$4,935,123
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/31		2,000	1,934,602
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 4.98%, 04/20/31		2,000	1,901,669
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.27%, 07/16/31(a)(b)		1,750	1,700,602
Apidos CLO XXIX, Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 3.83%, 07/25/30(a)(b)		1,000	986,165
Apidos CLO XXV Ltd., Series 2016-25A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.45%, 10/20/31(a)(b)		4,500	4,467,023
Apidos CLO XXX, Series XXXA, Class A1A, (LIBOR USD 3 Month + 1.14%), 3.44%, 10/18/31(a)(b)		2,000	1,983,172
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	219	223,071
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.30%), 3.62%, 04/15/27(a)(b)	USD	1,080	1,081,540
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	468	508,954
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		400	445,542
Ares LIII CLO Ltd., Series 2019-53A, Class D, (LIBOR USD 3 Month + 3.75%), 6.27%, 04/24/31(a)(b)	USD	3,000	3,001,249
Ares XL CLO Ltd., Series 2016-40A, Class CR, (LIBOR USD 3 Month + 3.40%), 5.70%, 01/15/29(a)(b)		1,000	998,678
Ares XLI CLO Ltd., Series 2016-41A, Class A, (LIBOR USD 3 Month + 1.41%), 3.71%, 01/15/29(a)(b)		2,950	2,950,785
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 5.73%, 01/22/28(a)(b)		1,000	999,486
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.93%, 07/22/30(a)(b)		500	494,860
Ares XLVCLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(a)(b)		2,100	2,043,015
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(a)(b)		2,250	1,991,250
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class B, (LIBOR USD 3 Month + 1.45%), 3.75%, 04/15/30		1,400	1,370,200
Series 2018-47A, Class C, (LIBOR USD 3 Month + 1.75%), 4.05%, 04/15/30		800	768,590
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.00%, 04/15/30		3,500	3,333,672
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		4,500	3,552,439
Ares XLVIII CLO, Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.08%, 07/20/30(a)(b)		1,000	965,538

Security	Par (000)		Value

Asset-Backed Securities (continued)
Ares XXVII CLO Ltd.(a)(b):
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.66%, 07/28/29	USD	1,000	$1,002,232
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.01%, 07/28/29		1,500	1,499,185
Ares XXXIIR CLO Ltd.(a)(b):
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.32%, 05/15/30		700	670,095
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.42%, 05/15/30		500	481,109
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.82%, 05/24/30(a)(b)		1,000	980,946
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.47%, 10/15/30		3,000	2,992,412
Series 2015-4A, Class A3R, (LIBOR USD 3 Month + 1.50%), 3.80%, 10/15/30		1,500	1,473,452
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 4.10%, 10/15/30		1,017	983,383
Ares XXXVR CLO Ltd.(a)(b):
Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 3.70%, 07/15/30		1,500	1,480,175
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/30		1,000	967,076
Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.30%, 07/15/30		1,000	970,138
Assurant CLO I Ltd.(a)(b):
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.98%, 10/20/29		3,000	2,988,083
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/20/29		1,250	1,224,095
Assurant CLO III Ltd., Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.23%), 3.51%, 10/20/31(a)(b)		2,000	1,992,734
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.13%, 04/20/30(a)(b)		1,000	999,267
Atlas Senior Loan Fund VII Ltd.(a)(b):
Series 2016-7A, Class A1R, (LIBOR USD 3 Month + 1.28%), 3.80%, 11/27/31		5,750	5,727,627
Series 2016-7A, Class A2R, (LIBOR USD 3 Month + 1.55%), 4.07%, 11/27/31		5,500	5,478,058
Series 2016-7A, Class B1R, (LIBOR USD 3 Month + 1.80%), 4.32%, 11/27/31		1,700	1,683,849
Atlas Senior Loan Fund XLtd.(a)(b):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 3.80%, 01/15/31		1,300	1,270,406
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.05%, 01/15/31		2,000	1,862,054
Atlas Senior Loan Fund XI Ltd., Series 2018- 11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.37%, 07/26/31(a)(b)		7,000	6,931,438
Atlas Senior Loan Fund XII Ltd., Series 2018- 12A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.46%, 10/24/31(a)(b)		1,700	1,686,488
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(b)(c)		11,500	1,229,959
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.27%, 08/23/30(a)(b)		1,000	975,284
Atrium XV(a)(b):
Series 15A, Class B, (LIBOR USD 3 Month + 1.75%), 4.01%, 01/23/31		1,000	993,263
Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 4.46%, 01/23/31		500	491,277

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 01/23/31	USD	500	$483,145
Aurium CLO II DAC, Series 2X, Class ER, (EURIBOR 3 Month + 5.10%), 5.10%, 10/13/29(a)	EUR	400	440,957
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)		670	678,856
Avoca CLO XVII DAC, Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		271	299,981
Avoca CLO XX DAC, Series 20X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 07/15/32(a)		358	382,217
BA Credit Card Trust:
Series 2018-A1, Class A1, 2.70%, 07/17/23	USD	2,000	2,016,105
Series 2018-A2, Class A2, 3.00%, 09/15/23		1,890	1,916,257
Series 2018-A3, Class A3, 3.10%, 12/15/23		1,390	1,416,327
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.23%, 07/20/29(a)(b)		4,500	4,473,894
Barings Euro CLO BV, Series 2018-3X, Class E, (EURIBOR 3 Month + 5.79%), 5.79%, 07/27/31(a)	EUR	270	292,672
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, (LIBOR USD 1 Month + 1.25%), 3.51%, 01/25/35	USD	1,398	1,404,912
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.44%, 09/25/36		1,409	1,650,833
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.43%, 01/25/37		1,550	1,522,767
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.41%, 03/25/37		4,699	4,661,250
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.41%, 03/25/37		6,055	6,414,797
Series 2007-HE3, Class 2A, (LIBOR USD 1 Month + 0.14%), 2.41%, 04/25/37		7,019	7,600,544
Series 2007-HE5, Class 2A, (LIBOR USD 1 Month + 0.22%), 2.49%, 06/25/47(d)		21,072	19,780,360
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 3.99%, 04/25/34		4,243	4,362,004
Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.47%, 01/25/36		1,297	1,294,723
Series 2006-1, Class M1, (LIBOR USD 1 Month + 0.50%), 2.77%, 02/25/36		607	606,612
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 3.53%, 01/20/29		2,500	2,504,492
Series 2014-IVA, Class BRR, (LIBOR USD 3 Month + 2.65%), 4.93%, 01/20/29		2,000	1,999,027
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.54%, 10/18/29(a)(b)		10,000	9,984,475
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.38%, 01/20/31(a)(b)		1,500	1,488,959
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(a)(b)		1,500	1,469,455
Benefit Street Partners CLO XV Ltd.(a)(b):
Series 2018-15A, Class A1, (LIBOR USD 3 Month + 1.15%), 3.45%, 07/18/31		2,200	2,187,436
Series 2018-15A, Class A2A, (LIBOR USD 3 Month + 1.70%), 4.00%, 07/18/31		1,000	988,268

Security	Par (000)		Value

Asset-Backed Securities (continued)
Bilbao CLO IDAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	550	$568,897
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.46%, 10/22/30	USD	1,000	997,659
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 3.63%, 04/20/27		2,700	2,663,887
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		1,230	1,249,447
Bowman Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.70%, 11/23/25		3,078	3,082,952
Series 2014-1A, Class D2R, (LIBOR USD 3 Month + 3.35%), 5.87%, 11/23/25		500	500,081
Burnham Park CLO Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.43%), 3.71%, 10/20/29(a)(b)		12,000	12,036,298
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 03/15/23		1,400	1,398,609
Cadogan Square CLO VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 01/15/30(a)	EUR	461	513,747
Cairn CLO IV BV, Series 2014-4X, Class ERR, (EURIBOR 3 Month + 5.88%), 5.88%, 04/30/31(a)		200	221,563
Cairn CLO VII BV, Series 2016-7X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 01/31/30(a)		400	445,536
Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 02/15/24	USD	1,500	1,521,592
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.88%, 08/14/30		1,500	1,462,664
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.95%, 01/15/31		1,000	955,013
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.57%, 05/15/31		1,500	1,488,263
Series 2014-5A, Class A1RR, (LIBOR USD 3 Month + 1.14%), 3.44%, 07/15/31		10,500	10,463,007
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.86%, 07/28/28		3,900	3,896,169
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/27		600	591,716
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/20/27		500	496,458
Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 5.98%, 07/20/31		1,000	994,503
CarMax Auto Owner Trust:
Series 2018-1, Class A3, 2.48%, 11/15/22		2,820	2,826,638
Series 2018-4, Class A3, 3.36%, 09/15/23		2,000	2,039,352
Series 2019-3, Class A4, 2.30%, 04/15/25		1,590	1,589,408
Carrington Mortgage Loan Trust, Series 2006- FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.52%, 04/25/36(a)		2,876	2,447,958
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 5.98%, 04/20/29(a)(b)		1,000	997,383
CBAM Ltd.(a)(b):
Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 4.70%, 10/17/29		1,000	992,177
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.23%), 3.53%, 10/17/29		10,000	9,999,402

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.02%), 3.32%, 04/17/31	USD	4,500	$4,452,500
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.70%, 04/17/31		2,500	2,445,680
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.24%, 07/15/31		2,500	2,494,121
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.80%, 07/15/31		2,000	1,962,301
C-BASS Mortgage Loan Trust, Series 2007- CB3, Class A1, 3.81%, 03/25/37(e)		6,989	3,870,764
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.68%, 06/09/30(a)(b)		3,600	3,601,102
Cedar Funding IV CLO Ltd.(a)(b):
Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 3.49%, 07/23/30		8,375	8,355,181
Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.91%, 07/23/30		2,000	1,993,665
Cedar Funding IX CLO Ltd.(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.26%, 04/20/31(a)		8,900	8,816,751
Series 2018-9A, Class SUB, 0.00%, 04/20/31(c)		3,950	3,223,548
Cedar Funding VCLO Ltd., Series 2016-5A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.40%, 07/17/31(a)(b)		4,750	4,719,384
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.37%, 10/20/28		3,500	3,496,153
Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.28%, 10/20/28		2,500	2,443,018
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (LIBOR USD 3 Month + 1.00%), 3.28%, 01/20/31(a)(b)		7,800	7,724,446
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/17/30(a)(b)		7,500	7,496,102
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.30%, 04/30/31		8,000	7,906,326
Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.87%, 04/30/31		1,750	1,728,559
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.12%, 04/30/31		1,000	966,676
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.07%, 04/30/31		1,000	958,306
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, (LIBOR USD 3 Month + 1.33%), 3.59%, 10/29/25(a)(b)		1,320	1,320,967
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 04/15/31(b)		1,947	1,966,680
CIFC European Funding CLO IDAC, Series 1X, Class E, (EURIBOR 3 Month + 5.86%), 0.00%, 07/15/32(a)	EUR	300	322,137
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.57%, 07/16/30	USD	2,035	2,039,780
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.51%, 10/18/30		5,000	4,985,125
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.32%, 04/27/31		7,000	6,927,522
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.56%, 04/27/31		1,700	1,670,237
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.33%, 04/24/30		5,000	4,976,765

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.18%, 04/24/30	USD	500	$488,180
Series 2014-3A, Class CR2, (LIBOR USD 3 Month + 2.35%), 4.63%, 10/22/31		1,000	984,933
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.43%, 10/17/30		4,400	4,393,351
Series 2014-4RA, Class A2, (LIBOR USD 3 Month + 1.65%), 3.95%, 10/17/30		1,000	991,233
Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/30		400	396,470
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 5.50%, 10/17/30		2,300	2,261,894
Series 2015-3A, Class CR, (LIBOR USD 3 Month + 1.65%), 3.95%, 04/19/29		1,000	966,463
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 3.76%, 10/21/28		1,750	1,751,375
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.65%), 5.93%, 07/20/30		1,000	997,312
Series 2017-5A, Class B, (LIBOR USD 3 Month + 1.85%), 4.15%, 11/16/30		500	484,419
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 3.70%, 04/18/31		1,000	979,217
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 4.95%, 04/18/31		2,250	2,138,405
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 1.15%), 3.45%, 10/17/31		2,700	2,685,384
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 4.40%, 10/17/31		1,000	975,580
Citibank Credit Card Issuance Trust:
Series 2017-A7, Class A7, (LIBOR USD 1 Month + 0.37%), 2.73%, 08/08/24(a)		2,000	2,005,199
Series 2018-A1, Class A1, 2.49%, 01/20/23		2,000	2,008,645
Series 2018-A6, Class A6, 3.21%, 12/07/24		900	930,716
Clear Creek CLO(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.48%, 10/20/30		7,000	6,952,412
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.88%, 10/20/30		3,000	2,973,230
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(c)		1,158	1,161,180
Series 1997-7, Class M1, 7.03%, 07/15/28(c)		4,198	4,260,469
Series 1998-8, Class A1, 6.28%, 09/01/30		6,248	6,606,892
Conseco Finance Securitizations Corp., Series 2001-4, Class M1, (LIBOR USD 1 Month + 1.75%), 4.15%, 09/01/33(a)		10,530	10,603,750
Credit Acceptance Auto Loan Trust(b):
Series 2016-3A, Class A, 2.15%, 04/15/24		205	204,703
Series 2018-3A, Class A, 3.55%, 08/15/27		1,710	1,736,390
Credit-Based Asset Servicing &Securitization LLC, Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.61%, 07/25/37(a)(b)		1,890	1,287,114
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30(a)	EUR	154	164,127
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (EURIBOR 3 Month + 5.78%), 0.00%, 08/26/32(a)		350	375,827
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 2.48%, 10/15/36(a)	USD	1,122	1,067,878
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 3.93%, 10/20/30(a)(b)		1,000	991,872

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Dewolf Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.21%), 3.51%, 10/15/30(a)(b)	USD	3,000	$2,991,403
Discover Card Execution Note Trust:
Series 2017-A5, Class A5, (LIBOR USD 1 Month + 0.60%), 2.93%, 12/15/26(a)		4,145	4,171,877
Series 2018-A5, Class A5, 3.32%, 03/15/24		1,940	1,988,412
Series 2019-A2, Class A, (LIBOR USD 1 Month + 0.27%), 2.54%, 12/15/23(a)		4,000	4,002,962
Dryden 32 Euro CLO BV, Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)	EUR	460	483,571
Dryden 36 Senior Loan Fund(a)(b):
Series 2014-36A, Class AR2, (LIBOR USD 3 Month + 1.28%), 3.58%, 04/15/29	USD	2,500	2,499,159
Series 2014-36A, Class DR2, (LIBOR USD 3 Month + 3.70%), 6.00%, 04/15/29		4,000	4,013,889
Dryden 50 Senior Loan Fund(b):
Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/30(a)		1,500	1,489,687
Series 2017-50A, Class SUB, 0.00%, 07/15/30(c)		4,000	3,015,776
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 6.07%, 01/16/32(a)(b)		1,000	1,006,133
Dryden 71 CLO Ltd., Series 2018-71A, Class C, (LIBOR USD 3 Month + 2.95%), 5.25%, 01/15/29(a)(b)		1,000	1,001,983
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.67%, 08/15/30(a)(b)		1,500	1,478,173
Elevation CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 4.68%), 7.20%, 11/15/28(a)(b)		1,200	1,200,025
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 3.47%, 01/17/29		1,900	1,898,840
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.35%), 4.65%, 01/17/29		2,250	2,247,203
Elmwood CLO I Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.35%), 3.63%, 04/20/30(a)(b)		2,500	2,498,877
Elmwood CLO II Ltd.(a)(b):
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 4.00%, 04/20/31		6,500	6,502,614
Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.10%), 4.65%, 04/20/31		5,000	5,019,192
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A3, 2.04%, 02/22/22		1,480	1,476,798
Series 2017-1, Class A2, 2.13%, 07/20/22		274	273,792
Series 2017-1, Class A3, 2.60%, 07/20/22		650	650,497
Series 2017-3, Class A3, 2.36%, 05/20/23		1,380	1,370,681
Series 2019-2, Class A2, 2.29%, 02/20/25		2,360	2,359,808
Euro-Galaxy VCLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	300	334,134
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.20%, 07/15/30(a)(b)	USD	770	742,921
First Franklin Mortgage Loan Trust(a):
Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 2.52%, 06/25/36		1,450	1,294,897
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 2.39%, 10/25/36		4,291	3,494,664

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 2.42%, 12/25/36	USD	4,356	$3,821,497
Series 2006-FFH1, Class M1, (LIBOR USD 1 Month + 0.37%), 2.64%, 01/25/36		10,000	9,898,149
Flatiron CLO 17 Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.77%, 05/15/30		3,000	3,008,749
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 4.82%, 05/15/30		1,000	994,483
Ford Credit Auto Owner Trust:
Series 2016-C, Class A4, 1.40%, 02/15/22		2,300	2,282,307
Series 2018-A, Class A3, 3.03%, 11/15/22		3,253	3,282,620
Series 2019-B, Class A4, 2.24%, 10/15/24		970	969,200
Ford Credit Floorplan Master Owner Trust:
Series 2013-2, Class A, 2.09%, 03/15/22(b)		1,900	1,895,577
Series 2017-2, Class A1, 2.16%, 09/15/22		2,760	2,755,189
Series 2018-3, Class A1, 3.52%, 10/15/23		2,000	2,049,456
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.22%), 3.50%, 07/24/30(a)(b)		8,578	8,566,660
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.50%, 10/15/30(a)(b)		2,500	2,488,665
Galaxy XVIII CLO Ltd.(a)(b):
Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 3.40%, 07/15/31		13,250	13,187,317
Series 2018-28A, Class D, (LIBOR USD 3 Month + 3.00%), 5.30%, 07/15/31		1,000	950,194
Galaxy XX CLO Ltd.(a)(b):
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.03%, 04/20/31		1,000	955,610
Series 2015-20A, Class D1R, (LIBOR USD 3 Month + 2.60%), 4.88%, 04/20/31		1,800	1,704,997
Galaxy XXIV CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/31(a)(b)		500	473,813
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 4.92%, 11/15/26(a)(b)		4,365	4,301,060
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.38%, 10/25/31(a)(b)		1,000	973,924
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 3.54%, 05/16/31(a)(b)		7,000	6,889,072
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 3.49%, 10/15/30(a)(b)		2,250	2,245,532
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A4, 2.21%, 11/18/24		1,980	1,979,477
GoldenTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 04/20/29		2,000	1,994,822
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 5.63%, 04/20/29		1,250	1,248,106
GoldenTree Loan Management US CLO 3 Ltd.(a)(b):
Series 2018-3A, Class AJ, (LIBOR USD 3 Month + 1.30%), 3.58%, 04/20/30		2,000	1,962,354
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.18%, 04/20/30		500	485,958

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, (LIBOR USD 3 Month + 1.30%), 0.00%, 10/20/32(a)(b)	USD	7,000	$7,000,000
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.37%, 10/29/29		17,500	17,456,474
Series 2014-9A, Class BR2, (LIBOR USD 3 Month + 1.60%), 3.86%, 10/29/29		900	888,554
GoldenTree Loan Opportunities X Ltd.(a)(b):
Series 2015-10A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.40%, 07/20/31		3,300	3,291,324
Series 2015-10A, Class C1R, (LIBOR USD 3 Month + 2.10%), 4.38%, 07/20/31		1,000	973,557
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.37%, 01/18/31(a)(b)		2,188	2,172,290
Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(c)		7,489	7,432,290
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.28%, 01/27/31(a)(b)		1,000	953,144
Grippen Park CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.54%, 01/20/30		2,000	1,997,384
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 4.58%, 01/20/30		1,000	996,236
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 2.62%, 12/25/35(a)		1,025	439,042
Series 2006-4, Class 1A1, 4.06%, 03/25/36(c)		4,654	4,022,315
Series 2006-5, Class 1A1, (LIBOR USD 1 Month + 0.18%), 2.45%, 03/25/36(a)		4,673	2,274,273
Series 2006-18, Class AF6, 5.68%, 11/25/36(e)		4,145	1,874,513
GSAMP Trust(a):
Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 2.41%, 11/25/36		8,650	5,056,291
Series 2006-HE6, Class A4, (LIBOR USD 1 Month + 0.24%), 2.51%, 08/25/36		2,133	1,816,787
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.36%, 07/28/31(a)(b)		1,000	974,887
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	235	254,197
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 0.00%, 01/15/32(a)		350	373,889
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.80%, 07/18/31	USD	1,000	976,886
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.15%, 07/18/31		1,000	967,120
Series 4A-2014, Class BR, (LIBOR USD 3 Month + 1.85%), 4.11%, 01/28/30		1,000	965,688
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.57%, 02/05/31		2,400	2,377,573
Series 6A-2015, Class BR, (LIBOR USD 3 Month + 1.75%), 4.32%, 02/05/31		1,100	1,051,889
Series 6A-2015, Class CR, (LIBOR USD 3 Month + 2.50%), 5.07%, 02/05/31		1,250	1,178,795
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.22%, 03/15/27		1,050	1,035,331
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 4.92%, 03/15/27		1,000	971,598

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 4.23%, 07/20/30	USD	1,000	$967,353
Series 8A-2016, Class DR, (LIBOR USD 3 Month + 2.90%), 5.18%, 07/20/30		1,000	959,750
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23		1,560	1,550,530
Series 2017-1, Class A4, 2.05%, 06/21/23		3,180	3,170,643
Series 2018-1, Class A4, 2.83%, 05/15/24		2,330	2,354,712
Series 2018-2, Class A4, 3.16%, 08/19/24		2,000	2,041,624
Invitation Homes Trust(a)(b):
Series 2018-SFR2, Class F, (LIBOR USD 1 Month + 2.25%), 4.57%, 06/17/37		22,010	21,998,302
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.31%, 07/17/37		5,833	5,839,080
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.31%, 07/17/37		5,090	5,095,052
Series 2018-SFR3, Class F, (LIBOR USD 1 Month + 2.25%), 4.56%, 07/17/37		19,055	19,044,746
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 3.41%, 01/17/38		3,063	3,083,869
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (LIBOR USD 1 Month + 0.80%), 3.07%, 07/25/36(a)		2,975	2,838,232
Kayne CLO III Ltd.(a)(b):
Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 3.78%, 04/15/32		7,500	7,497,937
Series 2019-3A, Class B1, (LIBOR USD 3 Month + 2.05%), 4.35%, 04/15/32		4,000	3,995,556
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.35%, 01/20/31(a)(b)		5,000	4,970,650
LCM Loan Income Fund IIncome Note Issuer Ltd., Series 27A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.40%, 07/16/31(a)(b)		4,080	4,037,756
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.68%, 07/20/30(a)(b)		1,500	1,490,695
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.32%, 10/20/27(a)(b)		1,400	1,397,989
LCM XXIV Ltd.(a)(b):
Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.59%, 03/20/30		1,500	1,502,050
Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 4.53%, 03/20/30		500	496,298
LCM XXV Ltd., Series 25A, Class B2, (LIBOR USD 3 Month + 1.65%), 3.93%, 07/20/30(a)(b)		350	347,247
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, (LIBOR USD 1 Month + 0.52%), 2.79%, 08/25/45		2,597	2,540,921
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.42%, 05/25/36		30,447	20,044,783
Series 2006-6, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.42%, 07/25/36		7,171	3,653,957
Series 2006-7, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.42%, 08/25/36		8,629	5,290,473
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.43%, 11/25/36		4,750	2,124,272
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.49%, 11/25/36		4,557	2,062,841
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 3.54%, 07/20/26(a)(b)		444	443,889
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.46%, 01/27/26(a)(b)		1,450	1,451,909

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.47%, 10/21/30(a)(b)	USD	7,500	$7,481,975
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.26%, 07/27/30(a)(b)		1,315	1,268,344
Madison Park Funding XXII Ltd., Series 2016-22A, Class C, (LIBOR USD 3 Month + 2.40%), 4.68%, 10/25/29(a)(b)		3,500	3,498,103
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.46%, 04/25/29(a)(b)		2,500	2,502,803
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.46%, 07/29/30(a)(b)		3,500	3,495,092
Madison Park Funding XXVII Ltd.(a)(b):
Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.08%, 04/20/30		1,000	964,474
Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 4.88%, 04/20/30		1,000	947,605
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, (LIBOR USD 3 Month + 2.50%), 4.80%, 04/15/29(a)(b)		1,500	1,450,245
Madison Park Funding XXXI Ltd.(a)(b):
Series 2018-31A, Class C, (LIBOR USD 3 Month + 2.15%), 4.41%, 01/23/31		600	587,619
Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 01/23/31		750	730,488
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.80%, 12/18/30(a)(b)		1,500	1,464,651
Mariner CLO 7 Ltd., Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.00%), 4.54%, 04/30/32(a)(b)		5,000	4,999,580
MASTR Asset-Backed Securities Trust, Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.53%, 06/25/36(a)(b)		3,387	3,036,856
Mercedes-Benz Master Owner Trust, Series 2018-BA, Class A, (LIBOR USD 1 Month + 0.34%), 2.67%, 05/15/23(a)(b)		2,000	2,000,399
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(a)(b)		1,550	1,543,120
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.92%, 09/25/46(e)		744	330,967
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.53%, 10/20/30(a)(b)		6,250	6,220,068
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, (LIBOR USD 1 Month + 1.20%), 3.53%, 12/15/28(a)(b)		1,051	1,062,483
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2B, (LIBOR USD 1 Month + 0.92%), 1.00%, 05/15/68(a)(b)		2,180	2,180,000
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.93%, 04/22/29(a)(b)		750	746,847
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR2, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/21/30		1,500	1,473,005
Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.28%, 10/21/30		1,250	1,197,297
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class BR, (LIBOR USD 3 Month + 1.65%), 3.95%, 10/17/30		800	791,862

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/30	USD	1,000	$985,089
Series 2016-22A, Class DR, (LIBOR USD 3 Month + 3.10%), 5.40%, 10/17/30		3,000	2,893,740
Neuberger Berman CLO XXIII Ltd.(a)(b):
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.45%, 10/17/27		700	690,349
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.20%, 10/17/27		600	586,879
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.47%, 10/18/30		7,500	7,487,072
Series 2017-26A, Class B, (LIBOR USD 3 Month + 1.50%), 3.80%, 10/18/30		1,500	1,479,570
Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 4.90%, 01/15/30		1,000	947,782
Newark BSL CLO 1 Ltd., Series 2016-1A, Class A2, (LIBOR USD 3 Month + 2.20%), 4.46%, 12/21/29(a)(b)		4,000	4,003,333
Nissan Auto Receivables Owner Trust:
Series 2017-C, Class A3, 2.12%, 04/18/22		2,560	2,556,813
Series 2018-A, Class A3, 2.65%, 05/16/22		2,040	2,046,979
Series 2018-C, Class A4, 3.27%, 06/16/25		2,740	2,836,769
Nissan Master Owner Trust Receivables(a):
Series 2017-B, Class A, (LIBOR USD 1 Month + 0.43%), 2.76%, 04/18/22		1,955	1,957,596
Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 2.64%, 10/17/22		1,960	1,961,368
Oak Hill Credit Partners X-R Ltd.(a)(b):
Series 2014-10RA, Class B, (LIBOR USD 3 Month + 1.75%), 4.03%, 12/12/30		2,150	2,138,447
Series 2014-10RA, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 12/12/30		1,300	1,267,138
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		1,083	1,105,051
Series 1999-C, Class A2, 7.48%, 08/15/27		4,825	4,666,469
Series 2001-D, Class A3, 5.90%, 09/15/22(c)		463	354,891
Series 2002-B, Class A4, 7.09%, 06/15/32(c)		79	84,752
OCP CLO Ltd.(a)(b):
Series 2013-4A, Class CR, (LIBOR USD 3 Month + 3.96%), 6.24%, 04/24/29		1,250	1,246,631
Series 2014-5A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.17%, 04/26/31		1,100	1,041,185
Series 2014-7A, Class B1RR, (LIBOR USD 3 Month + 2.25%), 4.53%, 07/20/29		2,000	1,980,739
Series 2016-11A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 3.54%, 10/26/30		1,000	996,544
Series 2016-12A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.90%, 10/18/28		5,000	4,935,716
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.56%, 07/15/30		1,000	1,000,010
Series 2019-17A, Class C1, (LIBOR USD 3 Month + 2.55%), 4.85%, 07/20/32		2,500	2,500,176
Series 2019-17A, Class D, (LIBOR USD 3 Month + 3.95%), 6.25%, 07/20/32		1,500	1,500,077
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	298	322,602
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		200	202,532
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		400	433,262

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.04%, 04/20/31(a)	USD	1,250	$1,195,948
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.50%), 5.78%, 03/17/30(a)(b)		750	750,909
Octagon Investment Partners 31 LLC, Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.70%), 5.98%, 07/20/30(a)(b)		1,250	1,247,499
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/29(a)(b)		1,000	993,944
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.68%, 01/20/30(a)(b)		2,000	1,954,153
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.88%, 01/20/31(a)(b)		1,000	947,131
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.03%, 07/25/30(a)(b)		1,500	1,438,193
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 3.47%, 07/15/29(a)(b)		2,200	2,198,107
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.28%, 01/25/31(a)(b)		2,000	1,976,388
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.03%, 01/22/30(a)(b)		1,750	1,671,180
Octagon Loan Funding Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.18%), 3.70%, 11/18/31		13,500	13,411,445
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.70%), 4.22%, 11/18/31		1,500	1,487,168
OHA Credit Funding 3 Ltd.(a)(b):
Series 2019-3A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.95%, 07/20/32		8,000	8,003,456
Series 2019-3A, Class D, (LIBOR USD 3 Month + 3.55%), 6.18%, 07/20/32		1,250	1,250,461
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.23%, 01/20/32(a)(b)		400	387,327
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.16%, 07/23/30(a)(b)		1,000	960,821
OHA Credit Partners XIV Ltd., Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.50%), 3.78%, 01/21/30(a)(b)		1,000	976,816
OHA Loan Funding Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.41%), 3.93%, 08/15/29(a)(b)		3,000	3,007,931
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/22/30(a)(b)		1,500	1,453,326
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.05%, 04/17/31		1,400	1,387,388
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.40%, 04/17/31		1,000	966,092
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.43%, 04/17/31		1,200	1,144,586
OZLM XI Ltd., Series 2015-11A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.52%, 10/30/30(a)(b)		8,750	8,740,312

Security	Par (000)		Value

Asset-Backed Securities (continued)
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.52%, 11/22/30	USD	10,000	$9,991,798
Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.40%, 11/22/30		1,000	965,354
OZLM XX Ltd., Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.23%, 04/20/31(a)(b)		1,500	1,455,998
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	238	265,074
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		148	158,079
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.75%), 4.05%, 10/17/31	USD	1,350	1,337,805
Series 2013-2A, Class AARR, (LIBOR USD 3 Month + 1.20%), 3.50%, 10/17/31		500	497,309
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/31		1,300	1,271,718
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 5.50%, 10/17/31		1,800	1,760,909
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 4.95%, 01/17/31		500	474,890
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 4.77%, 05/21/29		1,000	1,001,052
Series 2015-2A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 3.55%, 07/20/30		1,000	998,957
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.33%, 04/18/31		12,500	12,383,556
Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 3.75%, 04/18/31		3,000	2,925,266
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.75%), 4.05%, 04/18/31		1,000	953,752
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.80%, 04/18/31		1,000	939,496
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.42%, 07/16/31		3,000	2,976,262
Palmer Square Credit Funding Ltd., Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.65%), 3.93%, 04/20/27(a)(b)		7,500	7,495,526
Palmer Square Loan Funding Ltd.(a)(b):
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.15%), 5.43%, 04/20/27		5,000	4,997,449
Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.25%), 4.77%, 04/20/27		1,000	999,298
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 0.00%, 08/20/27		2,500	2,500,000
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.32%, 08/23/31		2,600	2,577,902
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.85%), 6.41%, 05/15/32		2,500	2,484,294
PFS Financing Corp.(b):
Series 2016-BA, Class A, 1.87%, 10/15/21		830	828,260
Series 2018-D, Class A, 3.19%, 04/17/23		3,500	3,541,469
Pretium Mortgage Credit Partners ILLC, Series 2019-NPL2, Class A1, 3.84%, 12/25/58(b)(e)		11,922	11,952,020
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		1,625	1,637,756
Series 2018-SFR3, Class F, 5.37%, 10/17/35		30,710	31,911,366
Series 2019-SFR2, Class E, 4.14%, 05/17/36		13,495	13,792,961
Series 2019-SFR2, Class F, 4.84%, 05/17/36		5,580	5,700,751

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Providus CLO III DAC, Series 3X, Class E, (EURIBOR 3 Month + 5.78%), 0.00%, 07/20/32(a)	EUR	350	$375,943
Regatta Funding LP(a)(b):
Series 2013-2A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 4.15%, 01/15/29	USD	2,500	2,494,898
Series 2013-2A, Class BR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 01/15/29		5,000	4,997,719
Series 2013-2A, Class CR2, (LIBOR USD 3 Month + 3.70%), 6.00%, 01/15/29		4,500	4,507,667
Regatta IX Funding Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.90%), 6.20%, 04/17/30(a)(b)		750	753,135
Regatta VI Funding Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 4.33%, 07/20/28(a)(b)		1,000	978,615
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.39%, 12/20/28		750	737,288
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 5.14%, 12/20/28		1,000	968,811
Regatta X Funding Ltd., Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.10%, 01/17/31(a)(b)		1,500	1,452,467
Regatta XIII Funding Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 2.10%), 4.40%, 07/15/31(a)(b)		1,250	1,217,186
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.60%, 10/15/29		1,000	986,135
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.47%, 10/20/30		17,000	16,971,889
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.62%, 05/20/31		7,000	6,914,145
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 4.24%, 05/20/31		1,000	991,917
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 3.44%, 10/20/31		3,500	3,482,595
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 4.08%, 10/20/31		1,125	1,119,248
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/20/31		700	691,938
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.38%, 10/20/31		600	589,405
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.75%), 4.37%, 04/20/32		3,000	3,023,115
Series 2019-1A, Class B1, (LIBOR USD 3 Month + 2.05%), 4.67%, 04/20/32		3,000	2,997,450
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.33%), 1.00%, 08/20/32(d)		3,000	3,000,000
Series 2019-2A, Class C, (LIBOR USD 3 Month + 2.50%), 1.00%, 08/20/32(d)		1,000	993,900
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.39%, 01/15/30(a)(b)		4,500	4,473,373
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 4.55%, 10/15/31(a)(b)		1,250	1,228,392
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR USD 3 Month + 1.25%), 3.63%, 04/15/30(a)(b)		9,500	9,500,584
RRCLO_1X, (EURIBOR 3 Month + 5.95%), 5.95%, 04/15/32(a)	EUR	1,050	1,120,504
SLM Private Education Loan Trust(b):
Series 2013-B, Class A2A, 1.85%, 06/17/30	USD	73	72,777
Series 2013-B, Class A2B, (LIBOR USD 1 Month + 1.10%), 3.43%, 06/17/30(a)		130	130,107

Security	Par (000)		Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26	USD	962	$967,655
Series 2015-C, Class A2B, (LIBOR USD 1 Month + 1.40%), 3.72%, 07/15/27(a)		1,105	1,115,617
Series 2016-A, Class A2A, 2.70%, 05/15/31		645	647,938
Series 2016-B, Class A2A, 2.43%, 02/17/32		748	743,441
Series 2016-C, Class A2A, 2.34%, 09/15/34		1,584	1,577,154
Series 2017-A, Class A2B, (LIBOR USD 1 Month + 0.90%), 3.22%, 09/15/34(a)		1,391	1,395,542
Series 2018-A, Class A2A, 3.50%, 02/15/36		1,870	1,934,540
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 3.04%, 01/15/37(a)		770	765,251
Series 2018-C, Class A2B, (LIBOR USD 1 Month + 0.75%), 3.08%, 11/15/35(a)		1,000	997,563
Series 2019-A, Class A2A, 3.44%, 07/15/36		430	444,718
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		784	786,535
Series 2016-A, Class A1, (LIBOR USD 1 Month + 1.75%), 4.02%, 08/25/36(a)		935	948,014
Series 2016-C, Class A2B, 2.36%, 12/27/32		334	332,451
Series 2016-D, Class A2B, 2.34%, 04/25/33		474	471,886
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,250	2,266,058
Series 2018-A, Class A2A, 2.39%, 02/25/42		695	694,343
Series 2018-A, Class A2B, 2.95%, 02/25/42		1,900	1,922,403
SoFi Professional Loan Program Trust(b):
Series 2018-C, Class A2FX, 3.59%, 01/25/48		383	397,324
Series 2018-D, Class A2FX, 3.60%, 02/25/48		377	391,473
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.34%, 01/26/31(a)(b)		3,400	3,370,819
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.18%), 3.45%, 10/26/31(a)(b)		6,600	6,548,018
Sound Point CLO XXII Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.37%), 3.65%, 01/20/32(a)(b)		3,000	3,007,894
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.45%, 04/18/31(a)(b)		6,000	5,960,369
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.90%, 01/15/30(a)(b)		1,700	1,600,951
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.33%, 10/15/25(a)(b)		757	757,759
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.26%, 01/23/28(a)(b)		1,000	999,444
THL Credit Wind River CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.34%), 3.64%, 04/18/29		1,500	1,498,668
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.23%), 3.51%, 07/20/30		10,000	9,930,626
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.47%, 01/16/31(a)(b)		10,000	9,905,376
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.98%, 01/20/32(a)(b)		1,000	985,717
TICP CLO IX Ltd.(a)(b):
Series 2017-9A, Class A, (LIBOR USD 3 Month + 1.14%), 3.42%, 01/20/31		750	744,487

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2017-9A, Class B, (LIBOR USD 3 Month + 1.60%), 3.88%, 01/20/31	USD	1,000	$987,429
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 4.90%, 07/15/29(a)(b)		1,750	1,756,176
TICP CLO VIII Ltd., Series 2017-8A, Class C, (LIBOR USD 3 Month + 3.10%), 5.38%, 10/20/30(a)(b)		1,000	989,717
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class A, (LIBOR USD 3 Month + 1.18%), 3.46%, 10/20/31		4,000	3,978,968
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/20/31		2,200	2,154,852
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.33%, 10/20/31		1,100	1,067,208
TICP CLO XII Ltd.(a)(b):
Series 2018-12A, Class A, (LIBOR USD 3 Month + 1.11%), 3.41%, 01/15/31		7,800	7,771,801
Series 2018-12A, Class C, (LIBOR USD 3 Month + 2.00%), 4.30%, 01/15/31		500	487,444
Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.10%, 01/15/31		1,000	967,742
TICP CLO XIII Ltd.(a)(b):
Series 2019-13A, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/15/32		2,250	2,249,943
Series 2019-13A, Class C, (LIBOR USD 3 Month + 2.50%), 4.87%, 07/15/32		1,000	1,000,236
Series 2019-13A, Class D, (LIBOR USD 3 Month + 3.45%), 5.82%, 07/15/32		1,000	1,000,154
Tikehau CLO, Series 5X, Class E, (EURIBOR 3 Month + 5.82%), 0.00%, 04/15/32(a)	EUR	350	372,921
Towd Point Mortgage Trust(b)(c):
Series 2016-3, Class A1, 2.25%, 04/25/56	USD	991	985,655
Series 2016-4, Class A1, 2.25%, 07/25/56		1,915	1,896,601
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22		2,000	1,991,319
Series 2017-D, Class A4, 2.12%, 02/15/23		1,250	1,248,267
Series 2018-B, Class A3, 2.96%, 09/15/22		4,000	4,044,401
Series 2018-C, Class A3, 3.02%, 12/15/22		5,520	5,594,349
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.93%, 10/20/28(a)(b)		1,000	979,637
Tricon American Homes Trust(b):
Series 2017-SFR1, Class D, 3.41%, 09/17/34		3,035	3,046,547
Series 2017-SFR2, Class F, 5.10%, 01/17/36		7,938	8,214,793
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.19%, 04/15/29(a)(b)		1,400	1,391,205
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	736	1,010,454
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, (LIBOR USD 3 Month + 1.56%), 3.84%, 10/20/28(a)(b)	USD	3,750	3,753,221
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 04/18/31		1,000	969,905
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.10%, 04/18/31		1,000	947,906
Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.39%, 07/14/31		500	492,073
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.55%), 5.83%, 07/20/30		900	900,097

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.90%, 04/19/31	USD	2,000	$1,885,471
Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.15%), 3.45%, 10/15/31		3,300	3,286,980
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE1, Class A, (LIBOR USD 1 Month + 0.14%), 2.41%, 07/25/37(a)(b)		3,395	3,166,160
Washington Mutual Asset-Backed CertificatesTrust, Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.42%, 10/25/36(a)		19,540	15,657,321
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 3.63%, 07/20/30(a)(b)		3,800	3,737,494
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.60%, 04/20/29(a)(b)		2,000	1,998,120
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.12%), 3.40%, 10/22/29		7,300	7,248,012
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 3.93%, 10/22/29		2,100	2,081,605
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/22/29		1,800	1,763,835
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.29%, 10/22/29		2,800	2,778,422
York CLO 2 Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.43%, 01/22/31		18,000	17,880,730
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.73%, 01/22/31		1,000	984,948
York CLO 3 Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.88%, 10/20/29(a)(b)		2,000	1,995,213
York CLO 4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.38%, 01/20/30(a)(b)		1,750	1,760,092

Total Asset-Backed Securities — 8.9% (Cost: $1,482,811,542)			1,478,782,862

	Shares

Common Stocks — 19.4%

Aerospace & Defense — 0.3%
Arconic, Inc.		5,660	141,726
BAE Systems plc		1,949,373	12,951,121
Boeing Co. (The)		7,415	2,529,850
General Dynamics Corp.		3,842	714,381
Huntington Ingalls Industries, Inc.		574	131,044
L3Harris Technologies, Inc.		3,146	653,110
Lockheed Martin Corp.		3,485	1,262,162
Northrop Grumman Corp.		2,407	831,787
Raytheon Co.		6,682	1,218,062
Safran SA		50,811	7,294,474
Textron, Inc.		3,292	162,296
Thales SA		50,055	5,639,895
TransDigm Group, Inc.(f)		687	333,497
United Technologies Corp.		100,057	13,367,615

			47,231,020

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.		1,903	159,338
Cia de Distribucion Integral Logista Holdings SA		272,797	5,684,056
Deutsche Post AG (Registered)		476,028	15,483,538
Expeditors International of Washington, Inc.		2,438	186,141

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Air Freight & Logistics (continued)
FedEx Corp.	3,392	$578,438
Hyundai Glovis Co. Ltd.	599	77,618
United Parcel Service, Inc., Class B	9,888	1,181,319

		23,350,448

Airlines — 0.1%
AirAsia Group Bhd.	205,100	97,076
Alaska Air Group, Inc.	1,829	115,885
American Airlines Group, Inc.	5,674	173,114
China Airlines Ltd.	718,000	219,975
Copa Holdings SA, Class A	54,537	5,513,691
Delta Air Lines, Inc.	8,445	515,483
Eva Airways Corp.	940,700	440,360
Southwest Airlines Co.	7,005	360,968
United Airlines Holdings, Inc.(f)	3,162	290,619

		7,727,171

Auto Components — 0.0%
Aptiv plc	3,655	320,361
BorgWarner, Inc.	3,069	116,008

		436,369

Automobiles — 0.1%
Astra International Tbk. PT	11,030,800	5,467,193
Ferrari NV	3,501	563,752
Ford Motor Co.	55,552	529,410
Ford Otomotiv Sanayi A/S	18,692	204,297
General Motors Co.	18,700	754,358
Harley-Davidson, Inc.	2,254	80,648
Hero MotoCorp Ltd.	103,217	3,519,234
Kia Motors Corp.	44,959	1,656,063
Maruti Suzuki India Ltd.	52,045	4,123,074

		16,898,029

Banks — 1.3%
Agricultural Bank of China Ltd., Class A	497,200	258,171
Agricultural Bank of China Ltd., Class H	235,000	95,122
Al Rajhi Bank	91,977	1,682,389
Alliance Bank Malaysia Bhd.	61,300	54,528
Banco de Chile	1,511,995	216,915
Banco de Credito e Inversiones SA	3,547	223,451
Banco Macro SA, ADR	42,083	2,915,510
Banco Santander Chile	4,979,973	360,616
Bancolombia SA, ADR	1,449	72,276
Bank AlBilad	17,649	136,466
Bank Al-Jazira	183,270	736,683
Bank Central Asia Tbk. PT	1,046,900	2,298,342
Bank Mandiri Persero Tbk. PT(f)	17,760,800	9,992,128
Bank of America Corp.	125,355	3,845,891
Bank of Beijing Co. Ltd., Class A	178,700	144,920
Bank of China Ltd., Class H	20,318,000	8,250,891
Bank of Communications Co. Ltd., Class A	1,694,700	1,419,352
Bank of Communications Co. Ltd., Class H	1,830,000	1,331,414
Bank of Montreal	78,360	5,866,016
Bank of the Philippine Islands	3,348,920	5,902,668
Bank Polska Kasa Opieki SA	43,725	1,161,567
BB&T Corp.	10,793	556,163
BDO Unibank, Inc.	148,360	426,600
Canadian Imperial Bank of Commerce	38,220	3,006,806
Chang Hwa Commercial Bank Ltd.	517,000	361,318
China Development Financial Holding Corp.(f)	1,759,000	522,328
China Minsheng Banking Corp. Ltd., Class A	326,100	285,344
CIMB Group Holdings Bhd.	738,100	905,682
Citigroup, Inc.	33,142	2,358,385
Citizens Financial Group, Inc.	110,852	4,130,345
Comerica, Inc.	35,079	2,567,783
Commercial Bank PQSC (The)	116,820	153,442

Security	Shares	Value

Banks (continued)
Credicorp Ltd.	10,692	$2,330,904
CTBC Financial Holding Co. Ltd.	3,574,000	2,323,191
DBS Group Holdings Ltd.	444,000	8,465,678
Dubai Islamic Bank PJSC	359,218	520,093
E.Sun Financial Holding Co. Ltd.	1,627,003	1,355,169
Erste Group Bank AG	148,967	5,346,830
Fifth Third Bancorp	11,054	328,193
FinecoBank Banca Fineco SpA	523,276	5,205,539
First Abu Dhabi Bank PJSC	233,635	1,010,525
First Financial Holding Co. Ltd.	3,455,140	2,594,237
First Republic Bank	2,334	231,906
Grupo Financiero Banorte SAB de CV, Class O	1,618,644	8,097,549
HDFC Bank Ltd.	170,414	5,558,831
Hong Leong Bank Bhd.	75,000	325,714
Hong Leong Financial Group Bhd.	18,200	79,221
Hua Nan Financial Holdings Co. Ltd.	703,000	494,724
Huntington Bancshares, Inc.	14,694	209,389
IndusInd Bank Ltd.	227,603	4,654,327
Industrial & Commercial Bank of China Ltd., Class H	11,259,000	7,560,944
Industrial Bank of Korea	11,545	127,879
Itau Unibanco Holding SA, ADR	108,067	988,813
JPMorgan Chase & Co.	45,987	5,334,492
Kasikornbank PCL, NVDR	1,007,000	5,621,058
KeyCorp.	14,464	265,704
Komercni banka A/S	41,296	1,592,972
Krung Thai Bank PCL, NVDR	2,187,700	1,390,623
M& T Bank Corp.	49,252	8,089,641
Malayan Banking Bhd.	1,106,200	2,313,980
Masraf Al Rayan QSC	261,370	273,555
Mega Financial Holding Co. Ltd.	2,190,000	2,251,963
Moneta Money Bank A/S(b)	371,197	1,275,681
National Commercial Bank	10	146
OTP Bank Nyrt.	39,098	1,628,274
People’s United Financial, Inc.	5,632	92,477
PNC Financial Services Group, Inc. (The)	6,387	912,702
Powszechna Kasa Oszczednosci Bank Polski SA	40,964	431,373
Public Bank Bhd.	346,200	1,833,961
Qatar Islamic Bank SAQ	79,060	354,689
Qatar National Bank QPSC	135,490	722,526
Regions Financial Corp.	14,311	227,974
RHB Bank Bhd.	251,900	335,745
Riyad Bank	37,504	259,798
Royal Bank of Canada	60,244	4,757,258
Sberbank of Russia PJSC, ADR	451,573	6,703,182
Shinhan Financial Group Co. Ltd.	58,602	2,146,510
Siam Commercial Bank PCL (The), NVDR	22,400	99,773
SinoPac Financial Holdings Co. Ltd.	1,250,000	495,806
Skandinaviska Enskilda Banken AB, Class A	22,819	214,545
SunTrust Banks, Inc.	10,516	700,366
SVB Financial Group(f)	737	170,962
Svenska Handelsbanken AB, Class A	718,731	6,467,085
Taishin Financial Holding Co. Ltd.	1,323,000	619,133
Taiwan Business Bank	974,000	417,879
Taiwan Cooperative Financial Holding Co. Ltd.	841,000	565,872
TCS Group Holding plc, GDR	251,992	5,019,681
Tisco Financial Group PCL, NVDR	225,800	738,813
United Overseas Bank Ltd.	410,000	7,811,633
US Bancorp	172,185	9,840,373
Wells Fargo & Co.	240,683	11,651,464
Zions Bancorp.	2,660	119,886

		213,798,723

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages — 0.5%
Ambev SA	1,107,885	$5,864,053
Anadolu Efes Biracilik ve Malt Sanayii A/S	19,431	74,646
Arca Continental SAB de CV	39,800	211,485
Brown-Forman Corp., Class B	2,302	126,173
Carlsberg A/S, Class B	19,180	2,619,792
China Resources Beer Holdings Co. Ltd.	286,000	1,340,041
Cia Cervecerias Unidas SA	25,545	358,130
Cia Cervecerias Unidas SA, ADR	10,828	302,751
Coca-Cola Amatil Ltd.	180,799	1,308,561
Coca-Cola Co. (The)	345,948	18,207,243
Coca-Cola Femsa SAB de CV	88,035	541,612
Coca-Cola Femsa SAB de CV, ADR	5,729	351,417
Constellation Brands, Inc., Class A	2,355	463,511
Diageo plc	400,541	16,702,640
Fomento Economico Mexicano SAB de CV	196,389	1,781,707
Fomento Economico Mexicano SAB de CV, ADR	28,720	2,604,904
Fraser & Neave Holdings Bhd.	22,600	188,806
Heineken NV	67,940	7,289,171
Molson Coors Brewing Co., Class B	2,662	143,721
Monster Beverage Corp.(f)	5,511	355,294
PepsiCo, Inc.	155,029	19,814,257

		80,649,915

Biotechnology — 0.2%
AbbVie, Inc.	235,795	15,708,663
Alexion Pharmaceuticals, Inc.(f)	3,179	360,149
Amgen, Inc.	65,422	12,206,437
Biocon Ltd.	300,566	986,505
Biogen, Inc.(f)	2,791	663,756
Celgene Corp.(f)	16,713	1,535,256
Gilead Sciences, Inc.	18,026	1,181,064
Incyte Corp.(f)	2,511	213,234
Regeneron Pharmaceuticals, Inc.(f)	1,115	339,807
Vertex Pharmaceuticals, Inc.(f)	3,631	604,997

		33,799,868

Building Products — 0.0%
Allegion plc	1,333	138,019
AO Smith Corp.	1,992	90,536
Fortune Brands Home & Security, Inc.	1,957	107,517
Johnson Controls International plc	11,281	478,766
Masco Corp.	4,096	166,994

		981,832

Capital Markets — 0.1%
Affiliated Managers Group, Inc.	855	73,351
Ameriprise Financial, Inc.	1,934	281,416
Bank of New York Mellon Corp. (The)	12,869	603,814
Cboe Global Markets, Inc.	1,622	177,301
Charles Schwab Corp. (The)	17,133	740,488
CME Group, Inc.	5,156	1,002,430
Deutsche Boerse AG	53,034	7,362,312
E*TRADE Financial Corp.	3,808	185,792
Franklin Resources, Inc.	4,173	136,165
Goldman Sachs Group, Inc. (The)	4,909	1,080,618
Intercontinental Exchange, Inc.	7,991	702,089
Invesco Ltd.	6,699	128,554
MarketAxess Holdings, Inc.	533	179,642
Moody’s Corp.	2,338	501,127
Morgan Stanley	18,124	807,605
MSCI, Inc.	1,268	288,140
Nasdaq, Inc.	1,872	180,405
Northern Trust Corp.	3,366	329,868
Raymond James Financial, Inc.	1,998	161,179
S& P Global, Inc.	3,488	854,386
State Street Corp.	5,636	327,395

Security	Shares	Value

Capital Markets (continued)
T. Rowe Price Group, Inc.	3,352	$380,083
Yuanta Financial Holding Co. Ltd.	1,636,000	916,597

		17,400,757

Chemicals — 0.1%
Air Products & Chemicals, Inc.	3,143	717,453
Albemarle Corp.	1,470	107,251
Castrol India Ltd.	73,607	129,490
Celanese Corp.	1,797	201,569
CF Industries Holdings, Inc.	3,195	158,344
Corteva, Inc.	10,614	313,113
Dow, Inc.(f)	10,614	514,142
DuPont de Nemours, Inc.	10,614	765,906
Eastman Chemical Co.	1,939	146,104
Ecolab, Inc.	3,578	721,790
FMC Corp.	1,864	161,087
International Flavors & Fragrances, Inc.	1,445	208,066
Koninklijke DSM NV	65,341	8,094,973
Linde plc	7,777	1,487,585
LyondellBasell Industries NV, Class A	3,872	324,048
Mosaic Co. (The)	5,159	129,955
Petronas Chemicals Group Bhd.	539,200	977,211
PhosAgro PJSC, GDR	17,036	211,988
Pidilite Industries Ltd.	18,558	333,745
PPG Industries, Inc.	3,334	391,378
Sherwin-Williams Co. (The)	1,151	590,509
Sinopec Shanghai Petrochemical Co. Ltd., Class H	604,000	210,725

		16,896,432

Commercial Services & Supplies — 0.1%
Cintas Corp.	1,201	312,788
Copart, Inc.(f)	2,851	221,038
Loomis AB, Class B	127,861	4,397,950
Preston Holdings LLC(d)(f)	24,388	132,671
Republic Services, Inc.	67,975	6,025,984
Rollins, Inc.	2,039	68,368
S-1 Corp.	63,631	5,620,353
Waste Management, Inc.	57,423	6,718,491

		23,497,643

Communications Equipment — 0.1%
Arista Networks, Inc.(f)	736	201,259
Cisco Systems, Inc.	408,355	22,622,867
F5 Networks, Inc.(f)	839	123,098
Juniper Networks, Inc.	5,031	135,938
Motorola Solutions, Inc.	2,336	387,682

		23,470,844

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA	79,205	3,200,416
Bouygues SA	343,219	12,286,940
China Communications Services Corp. Ltd., Class H	280,000	194,939
China Railway Group Ltd., Class H	142,000	99,423
Jacobs Engineering Group, Inc.	1,655	136,554
Larsen & Toubro Ltd.	303,133	6,088,703
Quanta Services, Inc.	1,995	74,653
Tekfen Holding A/S	68,319	288,505
Vinci SA	128,291	13,196,489

		35,566,622

Construction Materials — 0.0%
Anhui Conch Cement Co. Ltd., Class H	985,500	5,690,514
Asia Cement Corp.	81,000	108,337
Grupo Argos SA	8,038	41,208
Martin Marietta Materials, Inc.	888	220,002

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
Vulcan Materials Co.	1,889	$261,343

		6,321,404

Consumer Finance — 0.0%
American Express Co.	9,707	1,207,259
Capital One Financial Corp.	10,115	934,828
Cembra Money Bank AG	38,231	3,684,572
Discover Financial Services	4,882	438,111
Synchrony Financial	9,457	339,317

		6,604,087

Containers & Packaging — 0.2%
Amcor plc(f)	22,868	242,401
Amcor plc, CDI	1,375,769	14,557,399
Avery Dennison Corp.	1,200	137,844
Ball Corp.	4,695	335,599
International Paper Co.	366,456	16,091,083
Packaging Corp. of America	1,351	136,410
Sealed Air Corp.	2,172	90,768
WestRock Co.	3,685	132,844

		31,724,348

Distributors — 0.1%
Genuine Parts Co.	183,949	17,865,127
LKQ Corp.(f)	4,405	118,627

		17,983,754

Diversified Consumer Services — 0.0%
H&R Block, Inc.	7,481	207,149

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(f)	27,471	5,643,368
Industrivarden AB, Class C	116,518	2,531,337
Jefferies Financial Group, Inc.	3,573	76,212
Metro Pacific Investments Corp.	1,868,000	175,589

		8,426,506

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	103,458	3,522,745
BCE, Inc.	133,994	6,055,010
Bharti Infratel Ltd.	85,602	304,879
CenturyLink, Inc.	13,602	164,448
China Telecom Corp. Ltd., Class H	3,608,000	1,609,277
China Unicom Hong Kong Ltd.	2,084,000	2,030,348
China Unicom Hong Kong Ltd., ADR	29,164	285,807
Chunghwa Telecom Co. Ltd.	547,000	1,892,319
Emirates Telecommunications Group Co. PJSC	94,080	441,566
Hellenic Telecommunications Organization SA	39,053	537,802
HKT Trust & HKT Ltd.(g)	4,407,000	7,048,363
Koninklijke KPN NV	1,075,232	3,065,966
KT Corp., ADR	57,670	680,506
Ooredoo QPSC	65,188	127,369
Orange Polska SA(f)	102,386	178,018
PCCW Ltd.	2,000,000	1,140,607
Saudi Telecom Co.	32,091	924,085
Telecom Italia SpA(f)	684,832	385,031
Telia Co. AB	2,009,439	8,939,296
Telkom SA SOC Ltd.	57,246	341,817
TELUS Corp.	654,440	23,523,741
Verizon Communications, Inc.	60,197	3,327,088

		66,526,088

Electric Utilities — 0.2%
Alliant Energy Corp.	3,350	165,959
American Electric Power Co., Inc.	6,982	613,089
CEZ A/S	21,711	486,784
Duke Energy Corp.	10,304	893,563
Edison International	5,012	373,594

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	2,675	$282,534
Evergy, Inc.	73,262	4,431,618
Eversource Energy	4,524	343,191
Exelon Corp.	13,764	620,206
FirstEnergy Corp.	7,155	314,605
Iberdrola SA	637,379	6,047,063
Interconexion Electrica SA ESP	26,590	144,259
Korea Electric Power Corp.(f)	3,052	71,851
Manila Electric Co.	18,760	134,231
Neoenergia SA	1,124,877	5,376,277
NextEra Energy, Inc.	6,799	1,408,549
OGE Energy Corp.	41,703	1,791,144
Pinnacle West Capital Corp.	20,948	1,910,877
Power Assets Holdings Ltd.	262,500	1,876,158
PPL Corp.	10,151	300,774
Saudi Electricity Co.	11,554	60,144
Southern Co. (The)	14,755	829,231
Tenaga Nasional Bhd.	426,000	1,422,085
Xcel Energy, Inc.	7,257	432,590

		30,330,376

Electrical Equipment — 0.1%
AMETEK, Inc.	16,904	1,514,768
Eaton Corp. plc	10,636	874,173
Emerson Electric Co.	8,707	564,910
Rockwell Automation, Inc.	1,708	274,612
Schneider Electric SE	113,908	9,827,534

		13,055,997

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	4,241	395,770
CDW Corp.	14,577	1,722,418
Corning, Inc.	105,431	3,242,003
Delta Electronics, Inc.	12,000	57,926
FLIR Systems, Inc.	4,366	216,816
Foxconn Technology Co. Ltd.	126,000	258,880
Halma plc	49,752	1,201,485
IPG Photonics Corp.(f)	495	64,850
Keysight Technologies, Inc.(f)	2,671	239,108
Largan Precision Co. Ltd.	1,000	135,178
Merry Electronics Co. Ltd.	353,489	1,700,535
Samsung SDI Co. Ltd.	31,143	6,485,601
TE Connectivity Ltd.	4,837	446,939
WPG Holdings Ltd.(f)	599,000	791,222

		16,958,731

Energy Equipment & Services — 0.0%
Baker Hughes a GECo. LLC, Class A	7,299	185,322
Halliburton Co.	12,359	284,257
Helmerich & Payne, Inc.	1,509	74,967
National Oilwell Varco, Inc.	5,307	126,413
Schlumberger Ltd.	19,634	784,771
TechnipFMC plc	5,890	162,210

		1,617,940

Entertainment — 0.1%
Activision Blizzard, Inc.	10,859	529,268
Electronic Arts, Inc.(f)	4,247	392,848
NCSoft Corp.	14,862	6,048,561
NetEase, Inc., ADR	19,351	4,466,598
Netflix, Inc.(f)	6,198	2,001,892
Take-Two Interactive Software, Inc.(f)	1,645	201,545
Viacom, Inc., Class B	5,013	152,145
Walt Disney Co. (The)	24,747	3,539,068

		17,331,925

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.	157,480	$23,048,773
alstria office REIT-AG	472,419	7,635,330
American Tower Corp.	6,266	1,326,011
Apartment Investment & Management Co., Class A	2,194	108,691
Ascendas REIT	7,824,621	17,372,139
Assura plc	21,833,501	17,152,411
AvalonBay Communities, Inc.	100,763	21,038,307
Boston Properties, Inc.	163,827	21,780,800
Community Healthcare Trust, Inc.	87,304	3,587,321
Crown Castle International Corp.	122,679	16,348,204
CyrusOne, Inc.	128,685	7,386,519
Dexus	1,679,365	15,020,175
Digital Realty Trust, Inc.	2,957	338,162
Duke Realty Corp.	5,175	172,483
EPR Properties	188,277	14,013,457
Equinix, Inc.	33,936	17,039,266
Equity Residential	5,251	414,251
Essex Property Trust, Inc.	937	283,180
Extra Space Storage, Inc.	27,821	3,126,802
Federal Realty Investment Trust	1,072	141,515
Hansteen Holdings plc	2,097,123	2,234,073
HCP, Inc.	6,759	215,815
Highwoods Properties, Inc.	424,869	19,259,312
Host Hotels & Resorts, Inc.	10,490	182,421
Hudson Pacific Properties, Inc.	286,060	10,097,918
Iron Mountain, Inc.	3,962	116,522
Japan Rental Housing Investments, Inc.	14,962	12,559,883
Kenedix Office Investment Corp.	2,984	21,430,068
Kimco Realty Corp.	5,833	112,052
Link REIT	953,500	11,090,335
Macerich Co. (The)	1,630	53,871
Medical Properties Trust, Inc.	280,486	4,908,505
Mid-America Apartment Communities, Inc.	1,632	192,315
Mitsui Fudosan Logistics Park, Inc.	1,676	6,048,758
National Storage REIT	7,483,147	8,384,292
Omega Healthcare Investors, Inc.	202,923	7,366,105
Plymouth Industrial REIT, Inc.	214,502	3,985,447
Prologis, Inc.	289,851	23,364,889
PRS REIT plc (The)	3,393,928	3,900,351
Public Storage	2,121	514,894
Realty Income Corp.	4,463	308,884
Regency Centers Corp.	147,906	9,865,330
RioCan REIT	1,154,882	22,768,624
Sabana Shari’ah Compliant Industrial REIT	2,688,300	888,643
SBA Communications Corp.(f)	1,599	392,411
Scentre Group	3,428,842	9,340,607
Secure Income REIT plc	1,268,249	6,462,311
Segro plc	842,413	7,816,192
Simon Property Group, Inc.	107,538	17,442,664
SL Green Realty Corp.	1,275	103,377
Spirit Realty Capital, Inc.	473,793	20,903,747
STAG Industrial, Inc.	170,461	5,066,101
Sun Communities, Inc.	104,682	13,902,816
Target Healthcare REIT Ltd.	5,541,770	7,507,632
UDR, Inc.	3,955	182,167
Unibail-Rodamco-Westfield	29,653	3,971,930
Unibail-Rodamco-Westfield	48,452	6,490,000
Ventas, Inc.	5,237	352,398
VEREIT, Inc.	884,996	8,071,163
VICI Properties, Inc.	633,176	13,511,976
Vornado Realty Trust	2,487	159,964
Welltower, Inc.	5,741	477,192
Weyerhaeuser Co.	10,871	276,232

		479,613,984

Security	Shares	Value

Food & Staples Retailing — 0.1%
Cia Brasileira de Distribuicao, ADR	25,413	$619,061
Colruyt SA	5,351	278,820
Costco Wholesale Corp.	6,235	1,718,553
CP ALL PCL, NVDR	838,600	2,352,407
Koninklijke Ahold Delhaize NV	39,758	903,020
Kroger Co. (The)	11,318	239,489
Lawson, Inc.	5,800	289,835
Pick n Pay Stores Ltd.	52,102	241,772
President Chain Store Corp.	62,000	596,255
Sysco Corp.	6,666	457,088
Walgreens Boots Alliance, Inc.	11,325	617,099
Wal-Mart de Mexico SAB de CV	501,000	1,478,393
Walmart, Inc.	19,830	2,188,835
Yonghui Superstores Co. Ltd., Class A	42,800	59,634

		12,040,261

Food Products — 0.3%
Almarai Co. JSC	18,390	248,106
Archer-Daniels-Midland Co.	116,992	4,806,031
Campbell Soup Co.	2,667	110,254
Conagra Brands, Inc.	6,966	201,108
Dali Foods Group Co. Ltd.(b)	221,500	138,045
General Mills, Inc.	83,666	4,443,501
Gruma SAB de CV,Class B	26,370	241,563
Hershey Co. (The)	1,962	297,714
Hormel Foods Corp.	3,860	158,221
Indofood CBP Sukses Makmur Tbk. PT	342,300	260,342
Indofood Sukses Makmur Tbk. PT	158,400	79,529
Ingredion, Inc.	5,723	442,331
IOI Corp. Bhd.	171,700	173,890
JM Smucker Co. (The)	4,280	475,893
Kellogg Co.	3,507	204,178
Kraft Heinz Co. (The)	8,759	280,376
Kuala Lumpur Kepong Bhd.	48,700	278,396
Lamb Weston Holdings, Inc.	2,027	136,052
McCormick & Co., Inc. (Non-Voting)	1,736	275,225
Mondelez International, Inc., Class A	23,216	1,241,824
Nestle India Ltd.	5,511	932,346
Nestle Malaysia Bhd.	33,200	1,194,824
Nestle SA (Registered)	230,292	24,431,035
NongShim Co. Ltd.	1,295	256,576
PPB Group Bhd.	61,000	276,435
QL Resources Bhd.	84,200	140,058
Savola Group (The)(f)	37,803	322,538
Sime Darby Plantation Bhd.	238,300	265,634
Standard Foods Corp.	63,000	121,429
Tingyi Cayman Islands Holding Corp.	490,000	731,284
Tyson Foods, Inc., Class A	4,182	332,469
Uni-President Enterprises Corp.	634,000	1,641,089
Want Want China Holdings Ltd.	906,000	704,642

		45,842,938

Gas Utilities — 0.1%
Atmos Energy Corp.	1,710	186,458
Beijing Enterprises Holdings Ltd.	114,000	556,572
China Resources Gas Group Ltd.	142,000	718,747
ENN Energy Holdings Ltd.	720,000	7,406,211
GAIL India Ltd.	218,824	408,527
Kunlun Energy Co. Ltd.	1,584,000	1,381,451
Petronas Gas Bhd.	58,600	228,072
Snam SpA	691,381	3,394,522

		14,280,560

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	25,009	2,178,284
ABIOMED, Inc.(f)	646	179,950
Align Technology, Inc.(f)	1,022	213,680

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Ansell Ltd.	259,521	$4,937,099
Baxter International, Inc.	55,922	4,695,770
Becton Dickinson and Co.	3,824	966,707
Boston ScientificCorp.(f)	19,714	837,056
Cooper Cos., Inc. (The)	701	236,517
Danaher Corp.	8,931	1,254,806
Dentsply Sirona, Inc.	3,302	179,794
Edwards Lifesciences Corp.(f)	2,948	627,482
Hologic, Inc.(f)	8,628	442,185
IDEXX Laboratories, Inc.(f)	1,219	343,819
Intuitive Surgical, Inc.(f)	1,637	850,438
Koninklijke Philips NV	265,797	12,468,708
Medtronic plc	199,288	20,315,419
ResMed, Inc.	2,009	258,558
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A(f)	29,339	670,089
STERIS plc	2,947	438,690
Stryker Corp.	7,849	1,646,563
Teleflex, Inc.	659	223,889
Varian Medical Systems, Inc.(f)	1,308	153,520
Zimmer Biomet Holdings, Inc.	2,903	392,282

		54,511,305

Health Care Providers & Services — 0.2%
AmerisourceBergen Corp.	49,416	4,306,604
Anthem, Inc.	3,646	1,074,148
Bangkok Dusit Medical Services PCL, NVDR	2,901,800	2,347,782
Bumrungrad Hospital PCL, NVDR	194,400	1,073,304
Cardinal Health, Inc.	20,060	917,344
Centene Corp.(f)	5,831	303,737
Cigna Corp.	5,379	914,000
CVS Health Corp.	18,416	1,028,902
DaVita, Inc.(f)	1,746	104,498
HCA Healthcare, Inc.	3,769	503,199
Henry Schein, Inc.(f)	5,489	365,238
Humana, Inc.	1,916	568,573
IHH Healthcare Bhd.	389,000	538,592
Laboratory Corp. of America Holdings(f)	1,397	234,025
McKesson Corp.	17,063	2,370,904
Notre Dame Intermedica Participacoes SA	523,237	5,929,750
Quest Diagnostics, Inc.	2,835	289,397
Sinopharm Group Co. Ltd., Class H	396,400	1,465,330
Sonic Healthcare Ltd.	452,638	8,662,996
UnitedHealth Group, Inc.	13,472	3,354,663
Universal Health Services, Inc., Class B	1,199	180,881
WellCare Health Plans, Inc.(f)	715	205,384

		36,739,251

Health Care Technology — 0.0%
Cerner Corp.(f)	4,613	330,521

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.	5,655	267,086
Carnival plc	23,892	1,078,465
Chipotle Mexican Grill, Inc.(f)	344	273,662
Compass Group plc	40,333	1,020,446
Crown Resorts Ltd.	107,645	870,353
Darden Restaurants, Inc.	1,773	215,526
Genting Bhd.	325,600	540,716
Genting Malaysia Bhd.	762,300	712,113
Genting Singapore Ltd.	6,439,700	4,285,374
Hilton Worldwide Holdings, Inc.	4,105	396,338
Indian Hotels Co. Ltd. (The)	53,502	111,148
International Game Technology plc	18,953	253,023
Jollibee Foods Corp.	46,220	234,874
Marriott International, Inc., Class A	3,918	544,837
McDonald’s Corp.	10,824	2,280,833

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International	7,139	$214,313
Norwegian Cruise Line Holdings Ltd.(f)	3,045	150,545
OPAP SA	98,577	1,109,506
Royal Caribbean Cruises Ltd.	43,661	5,079,521
Saudi Airlines Catering Co.	7,727	185,881
Starbucks Corp.	17,170	1,625,827
Vail Resorts, Inc.	1,702	419,577
Wynn Macau Ltd.	2,571,600	5,770,239
Wynn Resorts Ltd.	1,387	180,407
Yum China Holdings, Inc.	52,125	2,371,688
Yum! Brands, Inc.	86,348	9,715,877

		39,908,175

Household Durables — 0.2%
Arcelik A/S(f)	164,296	512,815
Barratt Developments plc	1,390,297	10,854,371
Berkeley Group Holdings plc	2,666	125,390
DR Horton, Inc.	4,908	225,424
Garmin Ltd.	3,684	289,526
Haier Electronics Group Co. Ltd.	2,777,000	6,526,739
Leggett & Platt, Inc.	1,805	72,146
Lennar Corp., Class A	3,981	189,376
LG Electronics, Inc.	1,402	76,772
Mohawk Industries, Inc.(f)	873	108,854
Newell Brands, Inc.	5,485	77,832
Nien Made Enterprise Co. Ltd.	14,000	107,493
Persimmon plc	5,313	129,630
PulteGroup, Inc.	3,577	112,711
Taylor Wimpey plc	6,533,852	12,802,023
Whirlpool Corp.	7,547	1,097,938

		33,309,040

Household Products — 0.1%
Church & Dwight Co., Inc.	3,505	264,417
Clorox Co. (The)	1,809	294,143
Colgate-Palmolive Co.	12,201	875,300
Hindustan Unilever Ltd.	93,808	2,350,405
Kimberly-Clark Corp.	26,090	3,539,109
Kimberly-Clark de Mexico SAB de CV, Class A	101,800	211,688
Procter & Gamble Co. (The)	128,584	15,178,055
Unilever Indonesia Tbk. PT	109,300	338,683

		23,051,800

Independent Power and Renewable Electricity Producers — 0.0%
Aboitiz Power Corp.	100,400	69,691
AES Corp.	9,409	157,977
CGN Power Co. Ltd., Class H(b)	2,605,000	751,910
China Yangtze Power Co. Ltd., Class A	862,100	2,329,176
CK Power PCL, NVDR	314,500	68,132
Electricity Generating PCL, NVDR	134,100	1,430,664
NRG Energy, Inc.	4,013	137,004
Ratch Group PCL, NVDR	305,500	669,130
SDIC Power Holdings Co. Ltd., Class A	293,140	360,308
Shenergy Co. Ltd., Class A	449,800	380,353
Shenzhen Energy Group Co. Ltd., Class A	52,110	44,380
Sichuan Chuantou Energy Co. Ltd., Class A	213,300	288,373

		6,687,098

Industrial Conglomerates — 0.1%
3M Co.	55,661	9,725,090
Ayala Corp.	20,960	393,429
General Electric Co.	123,628	1,291,913
Honeywell International, Inc.	10,311	1,778,235
Industries Qatar QSC	111,170	341,155
KOC Holding A/S	182,832	612,186
Roper Technologies, Inc.	1,472	535,293
Shanghai Industrial Holdings Ltd.	77,000	157,764

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
SK Holdings Co. Ltd.	28,569	$5,312,046
SM Investments Corp.	19,980	390,729

		20,537,840

Insurance — 0.9%
Admiral Group plc	24,428	642,411
Aflac, Inc.	31,254	1,645,210
Allianz SE (Registered)	62,178	14,425,860
Allstate Corp. (The)	34,039	3,655,789
American Financial Group, Inc.	13,918	1,424,925
American International Group, Inc.	12,360	692,036
Aon plc	3,411	645,532
Arthur J Gallagher & Co.	2,617	236,655
Assurant, Inc.	845	95,789
BB Seguridade Participacoes SA	907,490	7,730,554
China Life Insurance Co. Ltd.(f)	356,691	293,949
China Pacific Insurance Group Co. Ltd., Class H	1,503,600	6,413,574
Chubb Ltd.	6,480	990,403
Cincinnati Financial Corp.	2,168	232,691
Direct Line Insurance Group plc	260,667	1,019,652
Everest Re Group Ltd.	590	145,518
Hartford Financial Services Group, Inc. (The)	5,103	294,086
Hiscox Ltd.	314,915	6,482,299
Hyundai Marine & Fire Insurance Co. Ltd.	2,655	62,606
Lincoln National Corp.	2,921	190,858
Loews Corp.	3,866	206,986
Marsh & McLennan Cos., Inc.	7,249	716,201
MetLife, Inc.	22,786	1,126,084
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	37,123	8,846,694
NN Group NV	186,224	6,996,632
Old Mutual Ltd.	2,006,019	2,647,933
Phoenix Group Holdings plc	894,312	7,522,401
Ping An Insurance Group Co. of China Ltd., Class H	844,000	9,947,227
Powszechny Zaklad Ubezpieczen SA	128,103	1,377,690
Principal Financial Group, Inc.	3,644	211,498
Progressive Corp. (The)	8,240	667,275
Prudential Financial, Inc.	5,786	586,180
Prudential plc	689,878	14,193,712
Sampo OYJ, Class A	331,911	13,782,121
Samsung Fire & Marine Insurance Co. Ltd.	5,425	1,205,963
Samsung Life Insurance Co. Ltd.	746	47,890
SCOR SE	361,744	14,865,660
Torchmark Corp.	1,420	129,674
Travelers Cos., Inc. (The)	3,779	554,077
Unum Group	3,028	96,745
Willis Towers Watson plc	1,836	358,424
WR Berkley Corp.	5,727	397,396
Zurich Insurance Group AG	32,533	11,316,005

		145,120,865

Interactive Media & Services — 0.1%
Alphabet, Inc., Class A(f)	4,245	5,171,259
Alphabet, Inc., Class C(f)	4,345	5,286,475
Auto Trader Group plc(b)	236,412	1,551,947
Facebook, Inc., Class A(f)	34,059	6,615,279
Kakaku.com, Inc.	37,700	783,073
TripAdvisor, Inc.(f)	1,547	68,300
Twitter, Inc.(f)	10,351	437,951

		19,914,284

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.(f)	9,029	16,855,157
Booking Holdings, Inc.(f)	614	1,158,378
eBay, Inc.	19,282	794,226

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	18,819	$2,498,034

		21,305,795

IT Services — 0.4%
Accenture plc, Class A	9,042	1,741,308
Akamai Technologies, Inc.(f)	41,218	3,632,542
Alliance Data Systems Corp.	624	97,918
Automatic Data Processing, Inc.	44,203	7,360,684
Broadridge Financial Solutions, Inc.	2,605	331,148
CGI, Inc.(f)	81,932	6,305,995
Cognizant Technology Solutions Corp., Class A	8,070	525,680
Computershare Ltd.	38,364	413,267
DXC Technology Co.	3,760	209,695
Fidelity National Information Services, Inc.	79,032	10,531,014
Fiserv, Inc.(f)	11,930	1,257,780
FleetCor Technologies, Inc.(f)	1,211	344,130
Gartner, Inc.(f)	1,258	175,277
Genpact Ltd.	9,548	378,865
Global Payments, Inc.	2,231	374,629
International Business Machines Corp.	12,550	1,860,412
Jack Henry & Associates, Inc.	1,070	149,479
Mastercard, Inc., Class A	12,739	3,468,448
Mphasis Ltd.	25,864	352,282
Paychex, Inc.	261,834	21,745,314
PayPal Holdings, Inc.(f)	16,656	1,838,822
Tata Consultancy Services Ltd.	71,337	2,283,358
Total System Services, Inc.	2,297	311,749
VeriSign, Inc.(f)	1,473	310,936
Visa, Inc., Class A	24,669	4,391,082
Western Union Co. (The)	6,284	131,964

		70,523,778

Leisure Products — 0.1%
Hasbro, Inc.	68,836	8,340,170

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	4,578	317,759
Illumina, Inc.(f)	2,084	623,908
IQVIA Holdings, Inc.(f)	2,240	356,541
Lonza Group AG (Registered)(f)	18,303	6,269,758
Mettler-Toledo International, Inc.(f)	352	266,376
PerkinElmer, Inc.	1,540	132,625
Thermo Fisher Scientific, Inc.	5,693	1,580,832
Waters Corp.(f)	1,011	212,876

		9,760,675

Machinery — 0.2%
Caterpillar, Inc.	8,126	1,069,950
Cummins, Inc.	15,245	2,500,180
Deere & Co.	4,497	744,928
Dover Corp.	3,655	353,987
Flowserve Corp.	1,960	98,059
Fortive Corp.	4,156	316,064
Illinois Tool Works, Inc.	4,250	655,477
Ingersoll-Rand plc	3,401	420,568
Kone OYJ, Class B	252,994	14,413,947
PACCAR, Inc.	17,064	1,196,869
Parker-Hannifin Corp	1,832	320,747
Pentair plc	2,508	97,335
Snap-on, Inc.	7,346	1,121,073
Stanley Black & Decker, Inc.	2,132	314,662
Volvo AB, Class B	836,754	12,430,077
Wabtec Corp.	2,293	178,120
Weichai Power Co. Ltd., Class H	565,000	870,546
Xylem, Inc.	2,570	206,345

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	374,360	$332,908

		37,641,842

Marine — 0.0%
MISC Bhd.	74,400	129,797
Projector SA(d)(f)	24,388	—

		129,797

Media — 0.1%
CBS Corp. (Non-Voting), Class B	4,989	256,983
Charter Communications, Inc., Class A(f)	2,445	942,254
Cheil Worldwide, Inc.	18,352	418,818
China South Publishing & Media Group Co. Ltd., Class A	115,501	206,582
Comcast Corp., Class A	183,537	7,923,292
Cyfrowy Polsat SA	19,194	148,450
Discovery, Inc., Class A(f)	2,170	65,773
Discovery, Inc., Class C(f)	4,987	140,833
DISH Network Corp., Class A(f)	3,271	110,756
Fox Corp., Class A(f)	5,068	189,138
Fox Corp., Class B(f)	2,427	90,284
Interpublic Group of Cos., Inc. (The)	5,487	125,762
Megacable Holdings SAB de CV	36,500	154,828
MultiChoice Group Ltd.(f)	10,237	95,927
News Corp., Class A	5,332	70,169
News Corp., Class B	1,713	23,057
Omnicom Group, Inc.	3,145	252,292
Telenet Group Holding NV	476	23,379

		11,238,577

Metals & Mining — 0.1%
Alrosa PJSC	763,810	976,778
BHP Group Ltd.	83,101	2,287,825
Cia de Minas Buenaventura SAA, ADR	89,252	1,360,200
Freeport-McMoRan, Inc.	20,402	225,646
Hochschild Mining plc	107,064	268,503
Newmont Goldcorp Corp.	11,619	424,326
Nucor Corp.	4,259	231,604
Rio Tinto plc	145,664	8,225,863
Severstal PJSC, GDR	347,008	5,583,359
Shandong Gold Mining Co. Ltd., Class H(b)(f)	19,900	38,925
Zhaojin Mining Industry Co. Ltd., Class H	62,000	72,062
Zijin Mining Group Co. Ltd., Class H	1,458,000	583,509

		20,278,600

Multiline Retail — 0.1%
Dollar General Corp.	12,695	1,701,384
Dollar Tree, Inc.(f)	3,393	345,238
Hyundai Department Store Co. Ltd.	4,342	270,844
Kohl’s Corp.	15,388	828,798
Macy’s, Inc.	4,532	103,013
Nordstrom, Inc.	22,330	739,346
SACI Falabella	20,441	126,302
Target Corp.	57,703	4,985,539
Wesfarmers Ltd.	156,424	4,189,043

		13,289,507

Multi-Utilities — 0.1%
Ameren Corp.	7,919	599,389
CenterPoint Energy, Inc.	7,152	207,479
CMS Energy Corp.	3,999	232,822
Consolidated Edison, Inc.	4,637	393,960
Dominion Energy, Inc.	11,374	844,974
DTE Energy Co.	2,597	330,105
Engie SA	836,323	12,870,591
NiSource, Inc.	5,295	157,209
Public Service Enterprise Group, Inc.	7,220	412,623

Security	Shares	Value

Multi-Utilities (continued)
Qatar Electricity & Water Co. QSC	31,180	$133,005
Sempra Energy	3,895	527,500
WEC Energy Group, Inc.	4,452	380,468

		17,090,125

Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp.	7,128	525,048
Antero Midstream Corp.	1,020,541	9,307,334
Apache Corp.	5,254	128,303
BP Midstream Partners LP	297,284	4,762,490
Cabot Oil & Gas Corp.	5,969	114,366
Cheniere Energy, Inc.(f)	272,258	17,737,609
Chevron Corp.	27,004	3,324,462
China Coal Energy Co. Ltd., Class H	194,000	75,167
China Petroleum & Chemical Corp., Class H	3,112,000	1,997,938
China Petroleum & Chemical Corp., ADR	5,048	323,930
China Shenhua Energy Co. Ltd., Class H	347,000	685,517
Cimarex Energy Co.	1,413	71,597
CNOOC Ltd.	3,312,000	5,460,711
Concho Resources, Inc.	2,833	276,727
ConocoPhillips	60,421	3,569,673
Devon Energy Corp.	6,234	168,318
Diamondback Energy, Inc.	2,202	227,753
Ecopetrol SA, ADR	276,197	4,952,212
Energy Transfer Equity LP	5,356,365	77,024,529
EnLink Midstream LLC	584,123	5,607,581
Enterprise Products Partners LP	2,852,607	85,891,997
EOG Resources, Inc.	8,227	706,288
EQM Midstream Partners LP	416,349	16,033,600
Exxon Mobil Corp.	59,981	4,460,187
Genesis Energy LP	1,255,628	28,691,100
Hess Corp.	3,588	232,646
HollyFrontier Corp.	2,226	110,788
Kinder Morgan, Inc.	654,409	13,493,914
LUKOIL PJSC	28,666	2,344,811
Magellan Midstream Partners LP	968,643	64,066,048
Marathon Oil Corp.	11,507	161,903
Marathon Petroleum Corp.	9,557	538,919
MOL Hungarian Oil & Gas plc	54,707	555,205
Motor Oil Hellas Corinth Refineries SA	9,651	239,314
MPLX LP	2,084,665	61,184,918
Noble Energy, Inc.	6,860	151,469
Occidental Petroleum Corp.	10,550	541,848
ONEOK, Inc.	430,376	30,160,750
PetroChina Co. Ltd., Class H	1,562,000	828,491
PetroChina Co. Ltd., ADR	5,023	266,571
Petroleo Brasileiro SA	440,034	3,319,554
Petroleo Brasileiro SA, ADR	219,925	3,309,871
Petronas Dagangan Bhd.	10,800	61,318
Petronet LNG Ltd.	1,976,429	6,774,079
Phillips 66	5,920	607,155
Phillips 66 Partners LP	204,707	10,697,988
Pioneer Natural Resources Co.	2,388	329,639
Plains All American Pipeline LP	3,018,275	71,774,579
Qatar Gas Transport Co. Ltd.	8,025,770	5,175,935
Shell Midstream Partners LP	774,326	16,717,698
Tallgrass Energy LP	960,633	18,415,335
Targa Resources Corp.	264,891	10,306,909
TOTAL SA	100,891	5,229,199
Tupras Turkiye Petrol Rafinerileri A/S	19,944	500,116
Valero Energy Corp.	5,922	504,850
Williams Cos., Inc. (The)	480,515	11,839,890

		612,566,147

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.2%
Colgate-Palmolive India Ltd.	31,115	$536,574
Coty, Inc., Class A	4,261	46,487
Dabur India Ltd.	10,211	63,112
Estee Lauder Cos., Inc. (The), Class A	3,108	572,462
Hengan International Group Co. Ltd.	127,500	964,363
L’Oreal SA	13,620	3,644,225
Marico Ltd.	139,105	740,196
Unilever plc	297,357	17,889,646

		24,457,065

Pharmaceuticals — 1.3%
Allergan plc	4,389	704,434
AstraZeneca plc	96,836	8,366,037
Bristol-Myers Squibb Co.	23,188	1,029,779
China Resources Pharmaceutical Group Ltd.(b)	216,500	235,460
Dr Reddy’s Laboratories Ltd.	30,646	1,140,678
Dr Reddy’s Laboratories Ltd., ADR	17,169	631,991
Eli Lilly & Co.	84,751	9,233,621
GlaxoSmithKline plc	1,600,096	33,091,472
Hypera SA	108,700	865,590
Ipca Laboratories Ltd.	9,436	130,631
Jazz Pharmaceuticals plc(f)	8,011	1,116,573
Johnson & Johnson	274,244	35,712,054
Merck & Co., Inc.	170,680	14,164,733
Mylan NV(f)	7,372	154,075
Nektar Therapeutics(f)	2,396	68,190
Novartis AG (Registered)	308,741	28,311,195
Novo Nordisk A/S, Class B	373,698	17,944,732
Perrigo Co. plc	1,869	100,945
Pfizer, Inc.	713,693	27,719,836
Richter Gedeon Nyrt.	28,916	508,890
Roche Holding AG	26,217	7,017,379
Sanofi SA	309,315	25,775,781
Tong Ren Tang Technologies Co. Ltd., Class H	121,000	144,580
Zoetis, Inc.	6,757	776,312

		214,944,968

Professional Services — 0.1%
Equifax, Inc.	1,803	250,779
IHS Markit Ltd.(f)	5,129	330,410
L&T Technology Services Ltd.(b)	2,895	60,458
Nielsen Holdings plc	5,041	116,750
Randstad NV	1,961	98,430
RELX plc	536,537	12,734,380
Robert Half International, Inc.	1,682	101,610
SGS SA (Registered)	1,976	4,879,667
Thomson Reuters Corp.	13,886	932,607
Verisk Analytics, Inc.	2,322	352,294
Wolters Kluwer NV	40,244	2,917,098

		22,774,483

Real Estate Management & Development — 0.3%
Ayala Land, Inc.	531,100	517,863
Barwa Real Estate Co.	185,470	181,031
CBRE Group, Inc., Class A(f)	4,388	232,608
Emaar Development PJSC	157,196	205,421
Entra ASA(b)	752,736	10,918,445
Hang Lung Properties Ltd.	2,318,000	5,456,729
Highwealth Construction Corp.	186,000	290,807
Iguatemi Empresa de Shopping Centers SA	7,000	88,281
Land & Houses PCL, NVDR	14,839,400	5,423,928
LEG Immobilien AG	114,121	13,160,565
Megaworld Corp.	1,441,000	173,302
Multiplan Empreendimentos Imobiliarios SA	23,450	174,630
Shui On Land Ltd.	419,500	89,545

Security	Shares	Value

Real Estate Management & Development (continued)
Vonovia SE	367,902	$17,962,569

		54,875,724

Road & Rail — 0.2%
CSX Corp.	71,780	5,053,312
Daqin Railway Co. Ltd., Class A	2,030,957	2,315,530
DSV A/S	82,245	7,849,782
JB Hunt Transport Services, Inc.	1,209	123,765
Kansas City Southern	1,408	174,226
Norfolk Southern Corp.	33,384	6,380,350
Union Pacific Corp.	33,205	5,975,240

		27,872,205

Semiconductors & Semiconductor Equipment — 0.4%
Advanced Micro Devices, Inc.(f)	12,534	381,660
Analog Devices, Inc.	15,287	1,795,611
Applied Materials, Inc.	13,354	659,287
ASML Holding NV	35,847	7,987,578
Broadcom, Inc.	7,396	2,144,766
Intel Corp.	63,463	3,208,055
KLA Corp.	2,361	321,852
Lam Research Corp.	2,148	448,094
Maxim Integrated Products, Inc.	6,335	374,969
Microchip Technology, Inc.	3,352	316,496
Micron Technology, Inc.(f)	15,812	709,801
Nanya Technology Corp.	2,229,000	5,215,529
Novatek Microelectronics Corp.	35,000	184,837
NVIDIA Corp.	8,633	1,456,560
Powertech Technology, Inc.	558,000	1,523,538
Qorvo, Inc.(f)	1,729	126,718
QUALCOMM, Inc.	17,234	1,260,839
Radiant Opto-Electronics Corp.	214,000	840,975
Realtek Semiconductor Corp.	161,000	1,069,253
Skyworks Solutions, Inc.	2,458	209,618
Taiwan Semiconductor Manufacturing Co. Ltd.	2,692,000	22,136,456
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	161,470	6,883,466
Texas Instruments, Inc.	92,760	11,595,928
Xilinx, Inc.	3,595	410,585

		71,262,471

Software — 0.2%
Adobe, Inc.(f)	6,917	2,067,215
ANSYS, Inc.(f)	1,176	238,869
Autodesk, Inc.(f)	3,115	486,470
Cadence Design Systems, Inc.(f)	4,006	296,083
Check Point Software Technologies Ltd.(f)	1,137	127,287
Citrix Systems, Inc.	1,772	166,993
Fortinet, Inc.(f)	2,058	165,278
Intuit, Inc.	3,675	1,019,114
Microsoft Corp.	113,981	15,532,191
Oracle Corp.	212,565	11,967,410
salesforce.com, Inc.(f)	20,592	3,181,464
Symantec Corp.	9,128	196,800
Synopsys, Inc.(f)	2,119	281,318
TOTVS SA	10,000	127,321
Trend Micro, Inc.	46,800	2,040,571

		37,894,384

Specialty Retail — 0.2%
Advance Auto Parts, Inc.	1,048	157,871
AutoZone, Inc.(f)	3,217	3,612,820
Best Buy Co., Inc.	65,149	4,985,853
CarMax, Inc.(f)	2,428	213,081
Fast Retailing Co. Ltd.	1,100	659,807
Fawaz Abdulaziz Al Hokair & Co.(f)	40,979	242,560
Foot Locker, Inc.	1,590	65,285

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Gap, Inc. (The)	2,957	$57,661
Home Depot, Inc. (The)	50,375	10,764,634
Home Product Center PCL, NVDR	6,476,000	3,608,956
Jarir Marketing Co.	9,216	409,867
JUMBO SA	6,857	134,389
L Brands, Inc.	3,161	82,028
Lowe’s Cos., Inc.	11,099	1,125,439
Nitori Holdings Co. Ltd.	2,400	323,678
O’Reilly Automotive, Inc.(f)	1,897	722,302
Petrobras Distribuidora SA	42,000	289,769
Ross Stores, Inc.	5,236	555,173
Tiffany & Co.	1,556	146,139
TJX Cos., Inc. (The)	17,191	937,941
Tractor Supply Co.	1,690	183,889
Ulta Beauty, Inc.(f)	791	276,257
United Electronics Co.	4,743	96,127
Vivo Energy plc(b)	2,043,182	2,981,656
Yamada Denki Co. Ltd.	63,300	279,214

		32,912,396

Technology Hardware, Storage & Peripherals — 0.2%
Acer, Inc.	172,000	103,884
Advantech Co. Ltd.	68,000	571,955
Apple, Inc.	63,798	13,591,526
Canon, Inc.	130,700	3,544,747
Chicony Electronics Co. Ltd.	298,326	758,583
Hewlett Packard Enterprise Co.	19,356	278,146
HP, Inc.	21,496	452,276
Lenovo Group Ltd.	2,876,000	2,314,185
Lite-On Technology Corp.	2,401,000	3,398,829
NetApp, Inc.	3,487	203,955
Quanta Computer, Inc.	787,000	1,446,403
Seagate Technology plc	3,605	166,947
Western Digital Corp.	4,084	220,087
Wistron Corp.	693,000	514,837
Xerox Corp.	2,870	92,127

		27,658,487

Textiles, Apparel & Luxury Goods — 0.3%
adidas AG	16,469	5,249,378
ANTA Sports Products Ltd.	647,000	4,829,812
Capri Holdings Ltd.(f)	2,229	79,330
Cie Financiere Richemont SA (Registered)	60,724	5,203,637
Feng TAY Enterprise Co. Ltd.	76,000	505,405
Formosa Taffeta Co. Ltd.	62,000	70,153
Gildan Activewear, Inc.	10,221	402,552
Hanesbrands, Inc.	4,993	80,337
Li Ning Co. Ltd.	2,012,000	4,960,394
LVMH Moet Hennessy Louis Vuitton SE	18,745	7,742,794
NIKE, Inc., Class B	95,609	8,225,242
Pou Chen Corp.	352,000	433,175
PVH Corp.	1,048	93,188
Ralph Lauren Corp.	27,912	2,909,268
Tapestry, Inc.	4,219	130,494
Under Armour, Inc., Class A(f)	2,597	59,913
Under Armour, Inc., Class C(f)	2,663	54,165
VF Corp.	4,578	400,071
Yue Yuen Industrial Holdings Ltd.	98,500	275,991

		41,705,299

Thrifts & Mortgage Finance — 0.0%
Housing Development Finance Corp. Ltd.	71,565	2,200,209
LIC Housing Finance Ltd.	9,973	74,800

		2,275,009

Security	Shares	Value

Tobacco — 0.4%
Altria Group, Inc.	396,728	$18,673,987
British American Tobacco plc	437,149	15,576,737
Hanjaya Mandala Sampoerna Tbk. PT	452,000	97,219
Imperial Brands plc	618,785	15,704,804
ITC Ltd.	349,781	1,369,441
Philip Morris International, Inc.	233,776	19,546,011

		70,968,199

Trading Companies & Distributors — 0.0%
Fastenal Co.	8,150	251,020
United Rentals, Inc.(f)	1,123	142,116
WW Grainger, Inc.	631	183,640

		576,776

Transportation Infrastructure — 0.2%
Anhui Expressway Co. Ltd., Class H	66,000	40,099
DP World plc	329,564	5,075,286
Grupo Aeroportuario del Centro Norte SAB de CV	87,500	537,682
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,405	69,294
Grupo Aeroportuario del Pacifico SAB de CV, Class B	607,661	6,097,617
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,833	383,645
International Container Terminal Services, Inc.	83,640	221,890
Jiangsu Expressway Co. Ltd., Class H	5,636,000	7,593,690
Macquarie Infrastructure Corp.	93,096	3,857,898
Malaysia Airports Holdings Bhd.	122,700	248,540
Promotora y Operadora de Infraestructura SAB de CV	15,035	135,336
Taiwan High Speed Rail Corp.	557,000	742,403
Westports Holdings Bhd.	58,800	56,997
Zhejiang Expressway Co. Ltd., Class H	360,000	348,460

		25,408,837

Water Utilities — 0.0%
Aguas Andinas SA, Class A	306,069	171,312
American Water Works Co., Inc.	2,562	294,066
Cia de Saneamento de Minas Gerais-COPASA	9,100	159,999
Guangdong Investment Ltd.	608,000	1,277,862

		1,903,239

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL, NVDR	274,600	1,895,411
America Movil SAB de CV	971,535	679,333
Axiata Group Bhd.	37,900	46,021
China Mobile Ltd.	826,500	7,028,870
DiGi.Com Bhd.	286,900	346,771
Etihad Etisalat Co.(f)	91,368	593,031
Far EasTone Telecommunications Co. Ltd.	211,000	484,329
Global Telecom Holding SAE(f)	219,963	65,790
Globe Telecom, Inc.	3,115	131,486
Intouch Holdings PCL, NVDR	112,900	233,262
Maxis Bhd.	163,400	224,548
Mobile Telecommunications Co. Saudi Arabia(f)	215,442	812,241
NTT Docomo, Inc.	185,500	4,447,807
PLDT, Inc., ADR	6,753	148,904
Rogers Communications, Inc., Class B	356,455	18,503,358
Taiwan Mobile Co. Ltd.	262,000	922,609
Tele2 AB, Class B	596,145	8,518,544
T-Mobile US, Inc.(f)	4,479	357,111
Turkcell Iletisim Hizmetleri A/S	129,814	302,513
Vodafone Group plc	6,514,898	11,857,007

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Vodafone Idea Ltd.(f)	1,158,294	$115,171

		57,714,117

Total Common Stocks — 19.4% (Cost: $3,024,594,358)		3,228,050,572

	Par (000)

Corporate Bonds — 29.4%

Aerospace & Defense — 0.7%
Arconic, Inc.:
6.15%, 08/15/20	1,625	1,677,650
5.40%, 04/15/21	1,000	1,036,295
5.87%, 02/23/22	2,270	2,428,219
5.13%, 10/01/24	6,012	6,410,535
5.90%, 02/01/27	2,200	2,420,000
BBA US Holdings, Inc., 5.38%, 05/01/26(b)	1,759	1,842,553
Boeing Co. (The):
2.30%, 08/01/21	1,900	1,898,335
2.70%, 05/01/22	245	247,149
Bombardier, Inc.(b):
8.75%, 12/01/21	2,727	2,972,430
5.75%, 03/15/22	2,644	2,700,185
6.00%, 10/15/22	1,000	998,750
6.13%, 01/15/23	527	534,905
7.50%, 12/01/24	2,862	2,950,579
7.50%, 03/15/25	5,849	5,947,702
7.88%, 04/15/27	9,367	9,484,087
BWX Technologies, Inc., 5.38%, 07/15/26(b)	1,985	2,054,475
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	5,738	6,132,774
L3Harris Technologies, Inc.(b):
4.95%, 02/15/21	500	514,887
4.40%, 06/15/28	465	512,945
TransDigm UK Holdings plc, 6.88%, 05/15/26	2,408	2,456,160
TransDigm, Inc.:
6.00%, 07/15/22	1,513	1,528,584
6.50%, 07/15/24	3,500	3,596,250
6.50%, 05/15/25	525	540,750
6.25%, 03/15/26(b)	35,711	37,451,911
6.38%, 06/15/26	952	969,565
7.50%, 03/15/27(b)	3,005	3,170,275
United Technologies Corp.:
1.90%, 05/04/20	3,000	2,987,003
3.35%, 08/16/21	2,600	2,650,229
3.65%, 08/16/23	775	811,829

		108,927,011

Air Freight & Logistics — 0.0%
XPO Logistics, Inc.(b):
6.50%, 06/15/22	858	871,625
6.75%, 08/15/24	78	83,144

		954,769

Airlines — 0.1%
American Airlines Group, Inc.(b):
5.50%, 10/01/19	360	361,188
4.63%, 03/01/20	957	962,981
Avianca Holdings SA, 8.38%, 05/10/20	5,239	5,004,817
Delta Air Lines, Inc.:
3.40%, 04/19/21	2,000	2,020,044
3.63%, 03/15/22	795	810,447
Southwest Airlines Co., 2.65%, 11/05/20	1,000	1,003,743

		10,163,220

Security		Par (000)	Value

Auto Components — 0.3%
Adient US LLC, 7.00%, 05/15/26(b)	USD	1,950	$1,979,250
Allison Transmission, Inc.(b):
5.00%, 10/01/24		655	665,447
5.88%, 06/01/29		3,538	3,759,125
American Axle & Manufacturing, Inc.:
6.63%, 10/15/22		409	414,141
6.25%, 04/01/25		490	491,225
6.50%, 04/01/27		350	350,000
GKN Holdings Ltd.:
5.38%, 09/19/22	GBP	300	399,442
4.62%, 05/12/32		1,100	1,337,683
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	USD	615	622,688
Icahn Enterprises LP:
6.00%, 08/01/20		1,500	1,500,000
5.88%, 02/01/22		1,000	1,010,000
6.25%, 02/01/22		3,160	3,247,279
6.75%, 02/01/24		6,392	6,679,640
6.38%, 12/15/25		5,063	5,290,835
6.25%, 05/15/26(b)		4,822	4,978,715
IHO Verwaltungs GmbH(h):
3.62%, (3.62% Cash or 4.38% PIK), 05/15/25	EUR	1,079	1,203,411
3.75%, (3.75% Cash or 4.50% PIK), 09/15/26		800	890,453
4.75%, (4.75% Cash or 5.50% PIK), 09/15/26(b)	USD	600	580,500
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(i)	EUR	706	778,502
Panther BF Aggregator 2 LP:
4.38%, 05/15/26		2,534	2,879,037
6.25%, 05/15/26(b)	USD	7,083	7,328,780
8.50%, 05/15/27(b)		7,373	7,492,811
Tenneco, Inc., 5.00%, 07/15/26		900	697,500
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(j)		1,513	1,492,669

			56,069,133

Automobiles — 0.0%
Hyundai Capital America, 2.55%, 04/03/20(b)		815	816,019
Jaguar Land Rover Automotive plc(b):
4.25%, 11/15/19		200	199,750
3.50%, 03/15/20		850	844,687
5.63%, 02/01/23		150	147,000
4.50%, 10/01/27		450	358,056
Tesla, Inc., 5.30%, 08/15/25(b)		517	454,314
Toyota Motor Corp., 2.16%, 07/02/22		1,200	1,196,682

			4,016,508

Banks — 7.4%
ABN AMRO Bank NV, ( EUR Swap Annual 5 Year + 5.45%), 5.75%(a)(j)	EUR	7,200	8,318,722
AIB Group plc, (LIBOR USD 3 Month +1.87%), 4.26%, 04/10/25(a)(b)	USD	200	205,506
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)	EUR	6,990	8,268,288
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		1,580	1,829,954
Australia & New Zealand Banking Group Ltd.:
2.70%, 11/16/20	USD	1,000	1,005,576
2.55%, 11/23/21		3,000	3,015,637
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(j)		16,459	18,146,047
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(j)		2,062	2,273,355

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Banca Carige SpA, 0.75%, 07/26/20	EUR	500	$555,592
Banco Bilbao Vizcaya Argentaria SA(a)(j):
(EUR Swap Annual 5 Year + 6.60%), 6.75%		3,600	4,068,865
(EUR Swap Annual 5 Year + 9.18%), 8.88%		3,400	4,177,969
(USD Swap Semi 5 Year + 3.87%), 6.13%	USD	19,000	17,931,250
Banco BPM SpA:
1.75%, 04/24/23	EUR	570	633,356
2.50%, 06/21/24		1,400	1,581,246
Banco de Sabadell SA(a):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(j)		7,800	8,680,571
(EUR Swap Annual 5 Year + 6.05%), 6.12%(j)		800	873,024
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28		400	491,507
Banco Espirito Santo SA(f)(k):
2.63%, 05/08/17		800	194,832
4.75%, 01/15/18		1,500	365,310
4.00%, 01/21/19		5,400	1,315,116
Banco Santander SA(a)(j):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		7,000	8,408,440
(EUR Swap Annual 5 Year + 4.10%), 4.75%		400	422,320
Bancolombia SA, 5.95%, 06/03/21	USD	1,130	1,190,737
Bank of America Corp.:
Series L, 2.25%, 04/21/20		3,000	2,999,158
5.63%, 07/01/20		1,635	1,683,120
2.15%, 11/09/20		4,000	3,990,413
5.00%, 05/13/21		1,000	1,044,565
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		3,320	3,315,530
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		755	757,277
2.50%, 10/21/22		920	920,474
3.30%, 01/11/23		1,900	1,949,917
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(a)		2,300	2,333,747
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		1,015	1,023,132
(LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/23(a)		2,500	2,534,688
Bank of East Asia Ltd. (The)(a)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		2,303	2,310,916
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		874	880,009
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(a)(j)	EUR	6,074	7,028,646
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	300	360,178
Bank of Montreal:
2.90%, 03/26/22	USD	900	911,820
2.55%, 11/06/22		2,300	2,319,264
Bank of Nova Scotia (The):
2.45%, 03/22/21		1,200	1,203,359
3.13%, 04/20/21		3,000	3,040,379
Bankia SA(a)(j):
(EUR Swap Annual 5 Year + 5.82%), 6.00%	EUR	7,600	8,586,344
(EUR Swap Annual 5 Year + 6.22%), 6.37%		2,000	2,329,792
Barclays Bank plc:
5.13%, 01/08/20	USD	1,000	1,010,658
2.65%, 01/11/21		2,560	2,565,247
Barclays plc:
(EUR Swap Annual 5 Year + 5.88%), 6.50%(a)(j)	EUR	2,800	3,105,675

Security		Par (000)	Value

Banks (continued)
2.88%, 06/08/20	USD	1,000	$1,001,262
3.25%, 01/12/21		500	502,948
3.20%, 08/10/21		1,800	1,810,224
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)(j)		51,853	53,927,120
(LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(a)		1,160	1,193,621
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%(a)(j)		2,900	3,045,870
4.38%, 09/11/24		1,400	1,436,653
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	1,200	1,347,888
5.20%, 05/12/26	USD	400	417,672
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(a)	EUR	1,100	1,188,723
BB&T Corp., 3.05%, 06/20/22	USD	2,300	2,341,640
BNP Paribas SA:
2.38%, 05/21/20		1,000	1,001,176
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(j)		13,792	14,533,734
(EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(j)	EUR	3,900	4,802,737
3.80%, 01/10/24(b)	USD	370	384,553
(USD Swap Rate 5 Year + 4.15%), 6.63%(a)(j)		3,000	3,127,500
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(a)(j)		2,075	2,062,031
Busan Bank Co. Ltd., 3.63%, 07/25/26		1,941	1,914,311
CaixaBank SA(a)(j):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	6,000	7,235,144
(EUR Swap Annual 5 Year + 4.50%), 5.25%		4,400	4,590,729
Canadian Imperial Bank of Commerce, 2.35%, 07/27/22(b)	USD	1,540	1,550,278
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 4.65%(a)(j)		1,205	1,221,192
Chong Hing Bank Ltd.(a):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(j)		760	774,250
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27		1,405	1,399,292
CIT Group, Inc.:
4.13%, 03/09/21		345	351,072
5.00%, 08/15/22		1,200	1,272,000
5.00%, 08/01/23		6,790	7,273,788
5.25%, 03/07/25		1,461	1,601,621
Citibank NA:
2.10%, 06/12/20		1,370	1,367,572
2.13%, 10/20/20		4,000	3,992,642
3.40%, 07/23/21		700	713,550
(LIBOR USD 3 Month + 0.53%), 3.16%, 02/19/22(a)		5,700	5,761,120
(LIBOR USD 3 Month + 0.60%), 2.84%, 05/20/22(a)		900	905,680
Citigroup, Inc.:
2.70%, 03/30/21		3,900	3,919,235
2.75%, 04/25/22		495	498,916
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		2,135	2,163,027
Citizens Bank NA:
2.55%, 05/13/21		1,645	1,646,988
3.25%, 02/14/22		1,305	1,327,988
3.70%, 03/29/23		460	478,474

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
CMB Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)	USD	1,267	$1,261,853
Comerica Bank, 2.50%, 06/02/20		1,000	1,001,280
Commerzbank AG, (USD Swap Semi 5 Year + 5.23%), 7.00%(a)(j)		1,000	1,030,650
Commonwealth Bank of Australia, 2.55%, 03/15/21		2,000	2,010,139
Cooperatieve Rabobank UA:
(EUR Swap Annual 5 Year + 5.25%), 5.50%(a)(j)	EUR	3,200	3,679,455
4.50%, 01/11/21	USD	430	442,961
2.50%, 01/19/21		2,572	2,576,231
(EUR Swap Annual 5 Year + 6.70%), 6.62%(a)(j)	EUR	2,200	2,685,028
3.88%, 02/08/22	USD	3,500	3,625,084
3.88%, 09/26/23(b)		415	436,260
Credit Agricole SA(a)(j):
(USD Swap Semi 5 Year + 4.70%), 6.63%(b)		1,465	1,466,632
(LIBOR USD 3 Month + 6.98%), 8.38%(b)		850	854,250
(EUR Swap Annual 5 Year + 5.12%), 6.50%	EUR	6,920	8,321,153
(USD Swap Semi 5 Year + 4.90%), 7.88%(b)	USD	10,275	11,341,031
(USD Swap Semi 5 Year + 4.32%), 6.87%(b)		16,710	17,649,938
(USD Swap Semi 5 Year + 6.19%), 8.12%(b)		27,968	32,407,920
(USD Swap Semi 5 Year + 6.19%), 8.12%		2,310	2,676,712
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21		1,000	1,014,231
3.80%, 06/09/23		1,200	1,244,039
Dah Sing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 4.25%, 11/30/26(a)		880	891,550
Danske Bank A/S(a)(j):
(EUR Swap Annual 7 Year + 5.47%), 5.88%	EUR	3,270	3,832,558
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%	USD	39,470	41,046,590
Discover Bank:
3.10%, 06/04/20		2,000	2,007,814
3.35%, 02/06/23		885	907,092
DNB Bank ASA(a)(j):
(USD Swap Semi 5 Year + 4.08%), 5.75%		500	503,750
(USD Swap Semi 5 Year + 5.08%), 6.50%		4,600	4,848,630
Emirates NBD PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(a)(j)		3,975	4,125,305
Erste Group Bank AG(a)(j):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	3,800	4,831,617
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	2,036,880
Fifth Third Bancorp, 2.60%, 06/15/22	USD	1,400	1,408,676
Fifth Third Bank:
2.25%, 06/14/21		1,000	997,700
3.35%, 07/26/21		1,300	1,325,170
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.50%(a)(j)		900	619,875
HSBC Bank USA NA, 4.88%, 08/24/20		2,170	2,222,301
HSBC Holdings plc:
3.40%, 03/08/21		1,525	1,545,933
5.10%, 04/05/21		1,000	1,043,632
2.95%, 05/25/21		1,000	1,007,662
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)(j)		28,124	29,333,332
(EUR Swap Annual 5 Year + 4.38%), 5.25%(a)(j)	EUR	3,600	4,276,678
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)	USD	2,615	2,650,707

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.00%), 3.52%, 05/18/24(a)	USD	875	$879,173
(USD Swap Rate 5 Year + 4.37%), 6.37%(a)(j)		9,950	10,477,350
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(j)		31,602	31,799,512
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(j)		31,223	32,549,978
HSBC USA, Inc.:
2.75%, 08/07/20		3,000	3,011,705
5.00%, 09/27/20		380	390,446
Huntington National Bank (The):
2.38%, 03/10/20		1,095	1,094,636
3.25%, 05/14/21		1,000	1,014,161
3.13%, 04/01/22		695	707,032
ICICI Bank Ltd., 4.00%, 03/18/26		1,019	1,048,615
Industrial & Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(a)(j)		2,250	2,247,187
Industrial & Commercial Bank of China Ltd., 3.54%, 11/08/27		2,650	2,717,078
ING Groep NV:
4.10%, 10/02/23		645	681,872
(USD Swap Semi 5 Year + 4.20%), 6.75%(a)(j)		6,025	6,273,531
(USD Swap Semi 5 Year + 4.45%), 6.50%(a)(j)		1,000	1,044,500
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(j)	EUR	3,825	4,424,817
5.02%, 06/26/24(b)	USD	1,500	1,518,913
5.71%, 01/15/26(b)		1,000	1,030,687
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(j)	EUR	2,258	2,861,839
JPMorgan Chase & Co.:
4.25%, 10/15/20	USD	2,000	2,044,349
2.55%, 10/29/20		1,000	1,001,840
2.55%, 03/01/21		7,610	7,631,177
2.40%, 06/07/21		2,200	2,202,331
4.35%, 08/15/21		3,380	3,508,744
3.25%, 09/23/22		600	616,244
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		2,000	2,011,503
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		2,730	2,828,772
3.63%, 05/13/24		200	210,247
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		940	984,008
Series FF, (SOFR + 3.38%), 5.00%(a)(j)		22,035	22,255,350
Series U, (LIBOR USD 3 Month + 0.95%), 3.53%, 02/02/37(a)		27,182	22,153,330
Series W, (LIBOR USD 3 Month + 1.00%), 3.52%, 05/15/47(a)		36,421	28,408,380
KBC Group NV, (EUR Swap Annual 5 Year + 4.69%), 4.75%(a)(j)	EUR	2,600	3,043,696
KeyBank NA, 3.30%, 02/01/22	USD	385	393,908
KeyCorp, 5.10%, 03/24/21		2,800	2,920,071
Lloyds Bank plc, 2.70%, 08/17/20		2,000	2,005,068
Lloyds Banking Group plc:
3.00%, 01/11/22		1,000	1,007,143
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%(a)(j)		7,290	7,490,475
Macquarie Bank Ltd.(a)(j):
(USD Swap Semi 5 Year + 3.70%), 6.13%(b)		45,445	45,189,599
(USD Swap Semi 5 Year + 3.70%), 6.13%		1,680	1,670,558
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		920	925,662
3.54%, 07/26/21		2,240	2,284,487
3.22%, 03/07/22		1,200	1,221,348

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
2.67%, 07/25/22	USD	395	$396,552
Mizuho Financial Group, Inc., 2.95%, 02/28/22		1,500	1,513,690
MUFG Union Bank NA, 3.15%, 04/01/22		680	692,785
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(a)(j)		2,500	2,450,781
National Australia Bank Ltd.:
2.63%, 07/23/20		4,000	4,012,780
(LIBOR USD 3 Month + 0.71%), 3.28%, 11/04/21(a)(b)		1,000	1,007,905
2.40%, 12/07/21(b)		2,500	2,513,240
National Bank of Greece SA, (EUR Swap Annual 5 Year + 8.46%), 8.25%, 07/18/29(a)	EUR	950	1,090,938
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.81%(a)(j)	USD	2,100	1,656,375
Nordea Bank Abp(a)(j):
(EUR Swap Annual 5 Year + 3.00%), 3.50%	EUR	575	620,612
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)	USD	33,775	36,021,037
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(a)(j)		1,439	1,438,101
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(a)		1,750	1,763,726
Regions Financial Corp., 3.20%, 02/08/21		500	505,057
Royal Bank of Canada, 2.80%, 04/29/22		2,100	2,122,882
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)(j)		8,725	8,866,781
(USD Swap Semi 5 Year + 7.60%), 8.62%(a)(j)		37,458	39,845,948
6.13%, 12/15/22		900	968,897
3.88%, 09/12/23		595	605,888
Santander Holdings USA, Inc.:
4.45%, 12/03/21		700	725,472
3.70%, 03/28/22		425	434,168
Santander UK Group Holdings plc:
2.88%, 08/05/21		2,500	2,498,350
3.57%, 01/10/23		1,580	1,598,597
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		250	251,656
(GBP Swap 5 Year + 5.79%), 6.75%(a)(j)	GBP	3,025	3,843,464
Santander UK plc:
2.50%, 01/05/21	USD	590	589,538
3.75%, 11/15/21		990	1,015,365
5.00%, 11/07/23(b)		11,225	11,819,508
4.00%, 03/13/24		600	629,427
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(j)		3,200	3,412,000
Skandinaviska Enskilda Banken AB:
(USD Swap Semi 5 Year + 3.85%), 5.75%(a)(j)		4,800	4,837,469
2.63%, 03/15/21		1,000	1,002,024
(USD Swap Semi 5 Year + 3.49%), 5.63%(a)(j)		1,000	1,011,872
Societe Generale SA(a)(j):
(EUR Swap Annual 5 Year + 5.54%), 6.75%	EUR	1,500	1,777,429
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)	USD	3,565	3,712,056
(USD Swap Semi 5 Year + 4.98%), 7.88%		3,732	3,993,240
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		29,500	32,781,875
Standard Chartered plc, (USD Swap Semi 5
Year + 6.30%), 7.50%(a)(b)(j)		46,445	49,208,477
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21		1,900	1,913,717
2.44%, 10/19/21		595	594,656
2.85%, 01/11/22		930	938,782
2.78%, 10/18/22		1,000	1,006,996

Security		Par (000)	Value

Banks (continued)
SunTrust Banks, Inc.:
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(a)	USD	2,240	$2,268,838
2.80%, 05/17/22		1,400	1,414,219
2.45%, 08/01/22		1,190	1,190,837
Svenska Handelsbanken AB:
(USD Swap Semi 5 Year + 3.34%), 5.25%(a)(j)		2,500	2,507,170
3.35%, 05/24/21		2,000	2,036,702
Toronto-Dominion Bank (The), 2.13%, 04/07/21		4,160	4,154,827
UBS Group Funding Switzerland AG(a):
(USD Swap Rate 5 Year + 5.50%), 6.87%(j)		19,590	20,251,162
(EUR Swap Annual 5 Year + 5.29%), 5.75%(j)	EUR	2,984	3,622,412
(USD Swap Semi 5 Year + 2.43%), 5.00%(j)	USD	5,025	4,677,220
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)		570	572,880
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)(j)		35,400	37,347,000
(USD Swap Semi 5 Year + 4.87%), 7.00%(j)		13,250	14,558,437
(USD Swap Semi 5 Year + 4.59%), 6.87%(j)		5,176	5,506,695
UniCredit SpA(a):
(EUR Swap Annual 5 Year + 6.10%), 6.75%(j)	EUR	3,993	4,569,435
(EUR Swap Annual 5 Year + 9.30%), 9.25%(j)		4,900	6,167,429
(USD Swap Semi 5 Year + 5.18%), 8.00%(j)	USD	13,670	13,738,350
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(j)	EUR	3,813	4,573,908
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(b)	USD	700	704,375
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(a)(j)		1,993	1,999,851
US Bancorp:
2.35%, 01/29/21		1,200	1,201,710
4.13%, 05/24/21		1,200	1,237,020
Series V, 2.63%, 01/24/22		2,000	2,015,735
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 2.80%, 01/15/27(a)		2,055	1,900,875
Wells Fargo & Co.:
2.60%, 07/22/20		4,320	4,330,134
2.55%, 12/07/20		3,000	3,011,133
2.50%, 03/04/21		1,540	1,545,260
3.50%, 03/08/22		1,500	1,540,736
3.07%, 01/24/23		290	294,242
3.75%, 01/24/24		1,025	1,073,971
Wells Fargo Bank NA:
2.60%, 01/15/21		5,000	5,017,726
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		4,400	4,436,896
3.63%, 10/22/21		1,700	1,744,242
Westpac Banking Corp.:
2.80%, 01/11/22		2,000	2,024,845
(USD Swap Rate 5 Year + 2.89%), 5.00%(a)(j)		59,405	57,122,893
Woori Bank, 5.13%, 08/06/28		1,500	1,665,262
Zions Bancorp, 3.50%, 08/27/21		640	651,444
Zions Bancorp NA, 3.35%, 03/04/22		700	710,006

			1,236,287,360

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29		695	791,704
Central American Bottling Corp.,
5.75%, 01/31/27(b)		6,794	7,076,376
Constellation Brands, Inc., 2.25%, 11/06/20		4,966	4,951,132
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	512,500
Keurig Dr Pepper, Inc., 3.55%, 05/25/21		2,000	2,037,018

			15,368,730

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology — 0.1%
AbbVie, Inc.:
2.50%, 05/14/20	USD	5,000	$4,999,478
2.30%, 05/14/21		2,000	1,997,109
3.38%, 11/14/21		365	372,386
2.90%, 11/06/22		360	363,192
3.75%, 11/14/23		988	1,029,191
Amgen, Inc.:
4.50%, 03/15/20		1,936	1,959,365
2.20%, 05/11/20		2,000	1,995,974
Baxalta, Inc., 2.88%, 06/23/20		596	597,620
Biogen, Inc., 2.90%, 09/15/20		1,300	1,305,748
Celgene Corp.:
2.88%, 08/15/20		2,500	2,509,752
2.75%, 02/15/23		65	65,549
Gilead Sciences, Inc., 2.55%, 09/01/20		2,000	2,004,451

			19,199,815

Building Products — 0.1%
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		1,335	1,405,087
CIMPOR Financial Operations BV,
5.75%, 07/17/24(b)		500	447,525
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		1,259	1,259,000
Griffon Corp., 5.25%, 03/01/22		475	473,219
James Hardie International Finance DAC,
5.00%, 01/15/28(b)		750	753,975
Masonite International Corp.(b):
5.63%, 03/15/23		2,832	2,908,464
5.38%, 02/01/28		2,208	2,264,944
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(b)		310	334,413
St Marys Cement, Inc., 5.75%, 01/28/27(b)		300	331,251
Standard Industries, Inc.(b):
5.50%, 02/15/23		355	363,431
5.38%, 11/15/24		4,034	4,134,810
6.00%, 10/15/25		3,626	3,811,833
5.00%, 02/15/27		350	356,125
4.75%, 01/15/28		625	617,762
Summit Materials LLC:
6.13%, 07/15/23		400	405,000
6.50%, 03/15/27(b)		445	470,587

			20,337,426

Capital Markets — 1.1%
Ameriprise Financial, Inc., 3.00%, 03/22/22		750	761,077
Ares Capital Corp., 3.88%, 01/15/20		2,000	2,007,323
Bank of New York Mellon Corp. (The):
2.45%, 11/27/20		1,000	1,002,469
2.05%, 05/03/21		1,145	1,140,867
(LIBOR USD 3 Month + 0.63%), 2.66%, 05/16/23(a)		140	140,980
CCTI Ltd., 3.63%, 08/08/22		3,765	3,694,406
China Cinda Finance 2015 I Ltd.,
4.25%, 04/23/25		5,980	6,249,100
Coastal Emerald Ltd., 5.95%, 01/13/20		6,000	6,060,000
Credit Suisse AG:
5.40%, 01/14/20		2,000	2,025,324
3.00%, 10/29/21		580	587,692
6.50%, 08/08/23(b)		6,850	7,569,058
Credit Suisse Group AG:
3.57%, 01/09/23(b)		510	518,679
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(b)(j)		45,945	48,816,563
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(j)		700	772,100
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(b)(j)		37,634	39,633,269
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(j)		600	631,874

Security		Par (000)	Value

Capital Markets (continued)
Deutsche Bank AG: 4.50%, 04/01/25	USD	1,000	$952,382
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(a)		1,200	1,113,473
(USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(a)		700	634,438
Dresdner Funding Trust I, 8.15%, 06/30/31(b)		650	882,375
Goldman Sachs Group, Inc. (The):
2.60%, 04/23/20		3,000	3,002,595
2.60%, 12/27/20		5,046	5,047,683
2.88%, 02/25/21		640	643,778
5.25%, 07/27/21		1,450	1,526,489
2.35%, 11/15/21		745	742,270
(LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/22(a)		3,000	3,018,426
(LIBOR USD 3 Month + 0.78%), 3.04%, 10/31/22(a)		280	280,790
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,597	1,583,525
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		285	284,903
LPL Holdings, Inc., 5.75%, 09/15/25(b)		1,403	1,455,613
Moody’s Corp.:
2.75%, 12/15/21		185	186,115
2.63%, 01/15/23		455	456,644
Morgan Stanley:
2.80%, 06/16/20		2,000	2,005,791
5.50%, 07/24/20		2,000	2,057,067
5.75%, 01/25/21		1,370	1,435,287
2.50%, 04/21/21		410	410,781
2.63%, 11/17/21		6,890	6,928,014
MSCI, Inc.(b):
5.25%, 11/15/24		630	648,711
5.75%, 08/15/25		430	448,146
4.75%, 08/01/26		641	666,640
5.38%, 05/15/27		2,755	2,924,653
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		4,100	4,292,700
S&P Global, Inc., 3.30%, 08/14/20		1,069	1,078,059
SURA Asset Management SA, 4.88%, 04/17/24(b)		8,838	9,409,708
UBS AG, 2.20%, 06/08/20(b)		1,500	1,497,783
VFH Parent LLC, 6.75%, 06/15/22(b)		355	365,650
Vivion Investments SARL, 3.00%, 08/08/24	EUR	1,100	1,217,700

			178,808,970

Chemicals — 0.5%
Alpha 2 BV, 8.75%, (8.75% Cash or 9.50%
PIK), 06/01/23(b)(h)	USD	1,396	1,371,570
Alpha 3 BV, 6.25%, 02/01/25(b)		7,277	7,186,038
Ashland LLC, 4.75%, 08/15/22		825	857,134
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,783	1,961,300
10.00%, 10/15/25		7,053	7,943,441
CF Industries, Inc., 7.13%, 05/01/20		434	446,477
Chemours Co. (The):
6.63%, 05/15/23		1,862	1,870,155
7.00%, 05/15/25		1,791	1,756,734
5.38%, 05/15/27		1,457	1,282,160
CNAC HK Finbridge Co. Ltd.:
4.63%, 03/14/23		3,815	3,984,291
4.88%, 03/14/25		2,500	2,685,938
4.13%, 07/19/27		1,144	1,190,117
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		10,997	11,106,970
Consolidated Energy Finance SA, 6.88%, 06/15/25(b)		350	356,562

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
CVR Partners LP, 9.25%, 06/15/23(b)	USD	350	$364,000
DuPont de Nemours, Inc., 3.77%, 11/15/20		605	615,306
Element Solutions, Inc., 5.88%, 12/01/25(b)		8,462	8,610,085
Fufeng Group Ltd., 5.88%, 08/28/21		2,565	2,656,438
FXI Holdings, Inc., 7.88%, 11/01/24(b)		395	355,500
Gates Global LLC, 6.00%, 07/15/22(b)		2,414	2,419,914
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		1,440	1,476,000
INEOS Group Holdings SA:
5.38%, 08/01/24	EUR	450	508,776
5.63%, 08/01/24(b)	USD	400	399,000
International Flavors & Fragrances, Inc., 3.40%, 09/25/20		555	560,145
INVISTA Finance LLC, 4.25%, 10/15/19(b)		200	200,300
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		311	320,392
OCI NV:
5.00%, 04/15/23	EUR	520	604,566
6.63%, 04/15/23(b)	USD	200	208,000
Olin Corp., 5.13%, 09/15/27		500	502,724
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	942,000
PolyOne Corp., 5.25%, 03/15/23		400	425,000
PQ Corp.(b):
6.75%, 11/15/22		1,094	1,130,923
5.75%, 12/15/25		4,396	4,461,940
Rain CII Carbon LLC, 7.25%, 04/01/25(b)		400	379,000
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)		400	320,000
Rock International Investment, Inc., 6.63%, 03/27/20		2,883	1,960,440
Sherwin-Williams Co. (The), 2.25%, 05/15/20		2,000	1,996,506
Solvay Finance SA(a)(j):
(EUR Swap Annual 5 Year + 3.70%), 5.42%	EUR	472	603,492
(EUR Swap Annual 5 Year + 5.22%), 5.87%		300	391,878
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(a)(j)		100	122,366
SPCM SA, 4.88%, 09/15/25(b)	USD	400	404,880
Trinseo Materials Operating SCA, 5.38%, 09/01/25(b)		400	378,500
Tronox, Inc., 6.50%, 04/15/26(b)		500	478,800
W.R. Grace & Co., 5.13%, 10/01/21(b)		4,502	4,665,197

			82,460,955

Commercial Services & Supplies — 0.3%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	290	357,932
ADT Security Corp. (The):
6.25%, 10/15/21	USD	925	982,840
3.50%, 07/15/22		902	896,363
4.13%, 06/15/23		1,139	1,144,695
4.88%, 07/15/32(b)		3,814	3,318,180
APX Group, Inc.:
8.75%, 12/01/20		2,036	1,934,200
7.88%, 12/01/22		3,806	3,606,185
Aramark Services, Inc.:
5.13%, 01/15/24		620	635,736
5.00%, 04/01/25(b)		1,423	1,465,405
4.75%, 06/01/26		350	359,187
5.00%, 02/01/28(b)		2,487	2,592,698
Brink’s Co. (The), 4.63%, 10/15/27(b)		425	432,438
GFL Environmental, Inc.(b):
7.00%, 06/01/26		647	668,028
8.50%, 05/01/27		1,406	1,539,570
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		565	477,425
IAA, Inc., 5.50%, 06/15/27(b)		1,455	1,521,384
Intrum AB:
2.75%, 07/15/22	EUR	669	746,137

Security		Par (000)	Value

Commercial Services & Supplies (continued)
3.50%, 07/15/26	EUR	1,452	$1,617,410
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	1,939	1,997,170
Mobile Mini, Inc., 5.88%, 07/01/24		2,856	2,963,100
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		100	100,095
5.00%, 02/01/25		257	248,005
Nielsen Finance LLC, 4.50%, 10/01/20		600	601,425
Paprec Holding SA, 4.00%, 03/31/25	EUR	261	283,871
Pitney Bowes, Inc., 4.95%, 04/01/23	USD	1,000	940,000
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23		1,538	1,615,861
5.25%, 04/15/24		4,410	4,498,288
5.75%, 04/15/26		3,094	3,225,495
Republic Services, Inc., 5.00%, 03/01/20		2,900	2,941,844
Ritchie Bros Auctioneers, Inc.,
5.38%, 01/15/25(b)		488	507,520
SPIE SA:
3.13%, 03/22/24	EUR	200	240,184
2.63%, 06/18/26		600	685,786
Stericycle, Inc., 5.38%, 07/15/24(b)	USD	864	902,310
Techem Verwaltungsgesellschaft 674 mbH,
6.00%, 07/30/26	EUR	504	595,666
Verisure Holding AB, 3.50%, 05/15/23		705	811,652
Verisure Midholding AB, 5.75%, 12/01/23		929	1,059,718
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	1,088	1,112,480

			49,626,283

Communications Equipment — 0.1%
CommScope Technologies LLC(b):
6.00%, 06/15/25		800	728,000
5.00%, 03/15/27		520	438,589
CommScope, Inc.(b):
5.50%, 03/01/24		6,607	6,689,588
5.50%, 06/15/24		325	299,812
6.00%, 03/01/26		1,320	1,334,454
Nokia OYJ:
3.38%, 06/12/22		395	401,249
4.38%, 06/12/27		380	392,350
6.63%, 05/15/39		2,291	2,565,920
Telefonaktiebolaget LM Ericsson:
4.13%, 05/15/22		725	746,931
1.88%, 03/01/24	EUR	300	351,196
ViaSat, Inc.(b):
5.63%, 09/15/25	USD	500	497,500
5.63%, 04/15/27		6,743	7,069,614

			21,515,203

Construction & Engineering — 0.2%
AECOM:
5.88%, 10/15/24		1,580	1,706,400
5.13%, 03/15/27		1,650	1,728,375
Brand Industrial Services, Inc.,
8.50%, 07/15/25(b)		1,084	948,500
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(a)(j)		1,459	1,468,575
China City Construction International Co. Ltd., 5.35%, 07/03/17(d)(f)(k)	CNY	6,794	688,350
China Singyes Solar Technologies Holdings Ltd.(f)(k):
6.75%, 10/17/18	USD	217	184,450
0.00%, 02/15/19(i)		1,398	1,188,300
CRCC Yupeng Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.25%), 3.95%(a)(j)		1,000	999,062
Delhi International Airport Ltd., 6.45%, 06/04/29		2,825	2,973,313

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(a)(j)	EUR	700	$741,951
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(j)	USD	1,500	1,518,281
Mexico City Airport Trust, 4.25%, 10/31/26(b)		7,105	7,080,577
Novafives SAS, 5.00%, 06/15/25	EUR	400	416,232
Tutor Perini Corp., 6.88%, 05/01/25(b)	USD	340	333,625
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		2,995	2,980,025

			24,956,016

Construction Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	300	348,721
Cemex SAB de CV, 3.13%, 03/19/26		700	806,124
Holcim Finance Luxembourg SA, (EUR Swap Annual 5 Year + 3.07%), 3.00%(a)(j)		450	515,623

			1,670,468

Consumer Finance — 1.0%
AerCap Ireland Capital DAC:
4.50%, 05/15/21	USD	3,483	3,589,505
3.95%, 02/01/22		2,055	2,107,013
Ally Financial, Inc.:
8.00%, 03/15/20		400	412,500
4.13%, 03/30/20		1,610	1,622,075
4.25%, 04/15/21		400	406,308
4.63%, 05/19/22		530	549,069
3.88%, 05/21/24		768	792,960
5.13%, 09/30/24		700	766,500
4.63%, 03/30/25		500	533,600
5.75%, 11/20/25		975	1,088,344
8.00%, 11/01/31		14,343	19,169,420
American Express Co.:
2.20%, 10/30/20		1,000	998,115
3.70%, 11/05/21		1,700	1,749,948
2.75%, 05/20/22		900	908,219
2.50%, 08/01/22		825	827,591
American Express Credit Corp., 2.25%, 05/05/21		4,000	3,998,605
American Honda Finance Corp.:
3.15%, 01/08/21		1,025	1,036,919
2.20%, 06/27/22		1,600	1,596,551
Avation Capital SA, 6.50%, 05/15/21(b)		365	375,950
Avolon Holdings Funding Ltd.(b):
5.50%, 01/15/23		350	374,185
5.13%, 10/01/23		600	637,560
Capital One Financial Corp.:
2.50%, 05/12/20		2,000	1,999,402
3.45%, 04/30/21		3,000	3,044,176
3.20%, 01/30/23		420	428,410
3.75%, 04/24/24		400	420,787
Caterpillar Financial Services Corp.:
3.35%, 12/07/20		1,700	1,724,348
Series I, 2.65%, 05/17/21		1,070	1,078,532
1.70%, 08/09/21		1,000	991,058
2.95%, 02/26/22		990	1,008,437
CDBL Funding 1:
4.25%, 12/02/24		3,800	3,988,812
3.50%, 10/24/27		2,370	2,361,113
Credit Acceptance Corp., 6.63%, 03/15/26(b)		2,304	2,485,555
Ford Motor Credit Co. LLC:
1.90%, 08/12/19		2,010	2,009,654
2.43%, 06/12/20		900	896,427
5.09%, 01/07/21		325	334,611
3.20%, 01/15/21		3,230	3,241,440
3.34%, 03/18/21		3,065	3,080,990

Security		Par (000)	Value

Consumer Finance (continued)
3.47%, 04/05/21	USD	1,000	$1,005,819
5.60%, 01/07/22		1,000	1,053,865
3.34%, 03/28/22		1,285	1,285,490
General Motors Financial Co., Inc.:
2.35%, 10/04/19		1,300	1,299,474
3.20%, 07/13/20		3,100	3,112,638
4.20%, 03/01/21		2,000	2,042,543
3.55%, 04/09/21		2,000	2,027,969
4.20%, 11/06/21		3,395	3,497,557
3.15%, 06/30/22		435	438,314
3.55%, 07/08/22		690	700,867
3.25%, 01/05/23		550	554,410
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(a)(j)		16,439	15,974,763
goeasy Ltd., 7.88%, 11/01/22(b)		1,400	1,459,500
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		4,925	4,963,477
John Deere Capital Corp.:
2.30%, 06/07/21		940	940,727
3.20%, 01/10/22		460	469,801
2.95%, 04/01/22		820	833,341
2.60%, 03/07/24		295	297,035
King Talent Management Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.52%), 5.60%(a)(j)		1,136	992,225
LeasePlan Corp. NV, (EURIBOR Swap Rate 5 Year + 7.56%), 7.38%(a)(j)	EUR	2,600	3,071,753
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(h)		2,823	2,893,806
Navient Corp.:
8.00%, 03/25/20	USD	875	902,344
5.00%, 10/26/20		545	556,241
6.63%, 07/26/21		1,202	1,275,106
6.50%, 06/15/22		809	861,342
5.50%, 01/25/23		2,836	2,934,409
7.25%, 09/25/23		1,010	1,102,162
6.13%, 03/25/24		2,386	2,508,545
5.88%, 10/25/24		1,024	1,049,600
6.75%, 06/25/25		121	126,445
6.75%, 06/15/26		1,611	1,677,454
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	962,662
PACCAR Financial Corp., 2.65%, 05/10/22		1,200	1,212,622
Park Aerospace Holdings Ltd.(b):
5.25%, 08/15/22		1,210	1,277,264
4.50%, 03/15/23		705	730,606
5.50%, 02/15/24		885	956,065
Springleaf Finance Corp.:
8.25%, 12/15/20		645	687,931
7.75%, 10/01/21		250	273,150
6.13%, 05/15/22		800	858,000
5.63%, 03/15/23		1,136	1,215,520
6.13%, 03/15/24		1,885	2,042,280
6.88%, 03/15/25		2,906	3,250,593
7.13%, 03/15/26		5,671	6,369,242
6.63%, 01/15/28		1,299	1,406,168
Synchrony Financial, 2.85%, 07/25/22		580	580,271
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 18.13%, 04/11/22(a)(b)		3,865	1,180,779
Toyota Motor Credit Corp., 2.65%, 04/12/22		300	303,588
Voyager Aviation Holdings LLC, 8.50%, 08/15/21(b)		790	815,675

			158,666,127

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging — 0.5%
Ardagh Packaging Finance plc:
4.25%, 09/15/22(b)	USD	500	$507,750
4.63%, 05/15/23(b)		6,429	6,589,725
6.75%, 05/15/24	EUR	738	864,137
7.25%, 05/15/24(b)	USD	7,544	7,962,843
6.00%, 02/15/25(b)		2,000	2,065,000
4.13%, 08/15/26(b)		1,196	1,197,495
4.75%, 07/15/27	GBP	968	1,188,957
5.25%, 08/15/27(b)	USD	340	340,425
Ball Corp.:
4.38%, 12/15/20		675	687,656
5.00%, 03/15/22		400	418,920
4.00%, 11/15/23		300	311,250
5.25%, 07/01/25		550	598,813
Berry Global, Inc.:
5.50%, 05/15/22		150	151,687
5.13%, 07/15/23		1,200	1,225,500
4.50%, 02/15/26(b)		1,580	1,583,950
4.88%, 07/15/26(b)		3,236	3,365,440
5.63%, 07/15/27(b)		355	373,194
Crown Americas LLC:
4.50%, 01/15/23		750	774,375
4.75%, 02/01/26		6,578	6,762,184
4.25%, 09/30/26		3,053	3,099,406
Crown European Holdings SA:
2.25%, 02/01/23(b)	EUR	100	117,079
3.38%, 05/15/25		289	355,658
Greif, Inc., 6.50%, 03/01/27(b)	USD	731	762,068
Horizon Parent Holdings SARL, 8.25%, (8.25% Cash or 9.00% PIK), 02/15/22(h)	EUR	625	710,763
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24		1,161	1,323,784
5.50%, 04/15/24(b)	USD	6,326	6,316,195
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22		350	360,500
5.88%, 08/15/23		450	484,312
Packaging Corp. of America, 2.45%, 12/15/20		1,600	1,599,016
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	314,230
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		2,132	2,139,776
6.87%, 02/15/21		296	297,030
(LIBOR USD 3 Month + 3.50%), 5.80%, 07/15/21(a)(b)		1,838	1,844,892
5.13%, 07/15/23(b)		1,691	1,720,593
7.00%, 07/15/24(b)		4,655	4,817,925
Sealed Air Corp.:
5.25%, 04/01/23(b)		486	517,590
4.50%, 09/15/23	EUR	287	361,667
Silgan Holdings, Inc., 3.25%, 03/15/25		410	467,395
Trivium Packaging Finance BV:
(EURIBOR 3 Month + 3.75%), 0.00%, 08/15/26(a)		197	221,078
3.75%, 08/15/26		1,534	1,757,386
5.50%, 08/15/26(b)	USD	5,384	5,552,250
8.50%, 08/15/27(b)		3,401	3,589,041
WRKCo, Inc., 3.75%, 03/15/25		100	104,097

			75,803,032

Distributors — 0.0%
Core & Main LP, 6.13%, 08/15/25(b)		3,897	4,013,910
LKQ Corp., 4.75%, 05/15/23		400	406,600
Parts Europe SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	397	438,344
4.38%, 05/01/22		275	304,851

Security		Par (000)	Value

Distributors (continued)
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(a)	EUR	552	$611,064

			5,774,769

Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22	USD	2,580	2,644,500
frontdoor, Inc., 6.75%, 08/15/26(b)		2,664	2,837,160
Graham Holdings Co., 5.75%, 06/01/26(b)		982	1,046,026
Laureate Education, Inc., 8.25%, 05/01/25(b)	.	518	563,325
Service Corp. International:
4.63%, 12/15/27		1,433	1,468,825
5.13%, 06/01/29		1,580	1,665,419
ServiceMaster Co. LLC (The),
5.13%, 11/15/24(b)		6,729	6,962,564

			17,187,819

Diversified Financial Services — 0.4%
Allied Universal Holdco LLC, 6.63%, 07/15/26(b)		3,853	4,026,385
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	556	667,591
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)	EUR	132	144,449
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(a)		267	301,676
Cabot Financial Luxembourg SA,
7.50%, 10/01/23	GBP	2,000	2,523,407
CK Hutchison International 16 Ltd.,
1.88%, 10/03/21(b)	USD	905	891,142
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	100	109,084
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	1,470	1,531,547
(EURIBOR 3 Month + 4.50%),
4.50%, 09/01/23(a)		230	218,264
GE Capital International Funding Co. Unlimited
Co., 2.34%, 11/15/20	USD	2,093	2,084,007
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(h)		1,000	995,600
HBOS Capital Funding LP:
6.85%(j)		5,805	5,902,989
Hutchison Whampoa International 14 Ltd.,
3.63%, 10/31/24		7,000	7,301,875
LHC3 plc, 4.12%, (4.12% Cash or 9.00%
PIK), 08/15/24(h)	EUR	1,756	2,009,207
Nexi Capital SpA, 4.13%, 11/01/23		134	152,801
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)		2,815	3,343,376
4.50%, 05/15/26		2,331	2,768,530
6.25%, 05/15/26(b)	USD	13,210	14,200,750
6.88%, 11/15/26	EUR	599	738,951
8.25%, 11/15/26(b)	USD	5,279	5,841,213
Shell International Finance BV, 1.88%, 05/10/21		2,000	1,990,016
Siemens Financieringsmaatschappij NV,
2.70%, 03/16/22(b)		290	293,044
Synchrony Bank, 3.65%, 05/24/21		900	913,717
Verscend Escrow Corp., 9.75%, 08/15/26(b)		6,918	7,374,796
Voya Financial, Inc., (LIBOR USD 3 Month +
3.58%), 5.65%, 05/15/53(a)		500	527,430

			66,851,847

Diversified Telecommunication Services — 1.1%
Altice France SA:
6.25%, 05/15/24(b)		1,116	1,152,270
7.38%, 05/01/26(b)		12,603	13,430,072
5.88%, 02/01/27	EUR	1,800	2,170,479
8.13%, 02/01/27(b)	USD	5,384	5,861,830

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc.:
2.80%, 02/17/21	USD	3,000	$3,017,732
3.88%, 08/15/21		2,000	2,057,969
3.20%, 03/01/22		1,120	1,141,952
3.80%, 03/15/22		1,310	1,355,006
3.00%, 06/30/22		2,000	2,030,233
4.05%, 12/15/23		1,000	1,060,384
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(f)(k)		1,000	10,000
CCO Holdings LLC:
5.25%, 09/30/22		800	809,000
5.13%, 02/15/23		1,000	1,015,000
4.00%, 03/01/23(b)		165	165,825
5.13%, 05/01/23(b)		800	819,120
5.75%, 01/15/24		425	434,031
5.88%, 04/01/24(b)		1,000	1,040,000
5.38%, 05/01/25(b)		400	413,000
5.75%, 02/15/26(b)		1,500	1,580,190
5.50%, 05/01/26(b)		800	836,000
5.13%, 05/01/27(b)		11,919	12,291,469
5.88%, 05/01/27(b)		630	658,350
5.00%, 02/01/28(b)		3,125	3,207,187
5.38%, 06/01/29(b)		12,428	12,878,515
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		1,000	1,048,800
Series T, 5.80%, 03/15/22		1,000	1,040,000
Series W, 6.75%, 12/01/23		3,345	3,609,757
Series Y, 7.50%, 04/01/24		2,726	2,984,125
5.63%, 04/01/25		809	819,517
Series P, 7.60%, 09/15/39		506	471,845
Series U, 7.65%, 03/15/42		962	897,065
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		1,950	1,667,250
DKT Finance ApS:
7.00%, 06/17/23	EUR	909	1,095,448
9.38%, 06/17/23(b)	USD	2,000	2,164,900
eircom Finance DAC, 3.50%, 05/15/26	EUR	710	817,629
Embarq Corp., 8.00%, 06/01/36	USD	3,117	3,031,282
Frontier Communications Corp.:
10.50%, 09/15/22		946	591,250
11.00%, 09/15/25		7,011	4,075,144
8.50%, 04/01/26(b)		1,953	1,908,471
8.00%, 04/01/27(b)		6,806	7,112,270
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,932	2,701,105
8.00%, 02/15/24(b)		1,040	1,080,404
8.50%, 10/15/24(b)		5,198	5,185,525
9.75%, 07/15/25(b)		3,326	3,438,252
Koninklijke KPN NV, (USD Swap Semi 10 Year + 5.33%), 7.00%, 03/28/73(a)(b)		200	213,392
Level 3 Financing, Inc.:
6.13%, 01/15/21		25	25,000
5.38%, 08/15/22		2,741	2,754,705
5.38%, 01/15/24		555	562,559
5.38%, 05/01/25		1,343	1,386,647
5.25%, 03/15/26		4,455	4,638,769
Level 3 Parent LLC, 5.75%, 12/01/22		1,587	1,598,903
OTE plc, 3.50%, 07/09/20	EUR	686	781,577
Qualitytech LP, 4.75%, 11/15/25(b)	USD	171	171,855
Qwest Corp.:
6.75%, 12/01/21		500	536,825
6.88%, 09/15/33		3,075	3,061,949
Sable International Finance Ltd.(b):
6.88%, 08/01/22		200	206,500
5.75%, 09/07/27		1,000	1,026,250
Sprint Capital Corp.:
6.88%, 11/15/28		2,401	2,641,100

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
8.75%, 03/15/32	USD	2,276	$2,825,085
TDC A/S, 6.88%, 02/23/23	GBP	800	1,113,948
Telecom Argentina SA, 6.50%, 06/15/21(b)	USD	6,992	6,981,075
Telecom Italia Capital SA:
6.38%, 11/15/33		1,141	1,198,278
6.00%, 09/30/34		2,513	2,550,695
7.20%, 07/18/36		85	94,775
7.72%, 06/04/38		154	177,870
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	527	849,123
Telecom Italia SpA:
1.13%, 03/26/22(l)		1,400	1,552,202
5.88%, 05/19/23	GBP	700	941,215
4.00%, 04/11/24	EUR	2,378	2,884,061
5.30%, 05/30/24(b)	USD	3,481	3,676,806
2.75%, 04/15/25	EUR	1,906	2,186,419
Telesat Canada, 8.88%, 11/15/24(b)	USD	1,123	1,212,840
Verizon Communications, Inc.:
4.60%, 04/01/21		2,000	2,075,742
2.95%, 03/15/22		1,050	1,068,567
5.15%, 09/15/23		1,561	1,731,327
3.88%, 02/08/29		530	570,809
Virgin Media Finance plc(b):
6.00%, 10/15/24		300	311,625
5.75%, 01/15/25		8,186	8,510,984
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	200	251,699
5.25%, 01/15/26(b)	USD	1,537	1,571,582
5.50%, 08/15/26(b)		500	522,500
4.88%, 01/15/27	GBP	945	1,185,063
6.25%, 03/28/29		1,043	1,341,223
5.50%, 05/15/29(b)	USD	3,887	3,982,232
WTT Investment Ltd., 5.50%, 11/21/22(b)		500	512,967

			186,662,396

Electric Utilities — 0.6%
1MDB Energy Ltd., 5.99%, 05/11/22		5,700	5,970,737
Adani Transmission Ltd., 4.00%, 08/03/26		1,406	1,424,454
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		520	539,108
American Electric Power Co., Inc.:
Series I, 3.65%, 12/01/21		430	442,296
Series F, 2.95%, 12/15/22		390	395,085
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	804	922,452
4.13%, 08/01/25		935	1,098,512
DPL, Inc., 7.25%, 10/15/21	USD	149	159,616
Drax Finco plc, 6.63%, 11/01/25(b)		450	468,000
Duke Energy Carolinas LLC, 3.35%, 05/15/22		1,700	1,752,444
Duke Energy Corp.:
3.55%, 09/15/21		3,400	3,476,117
3.95%, 10/15/23		820	866,798
Duke Energy Indiana LLC, 3.75%, 07/15/20		650	658,915
EDP - Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(a)	EUR	300	366,555
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(a)	USD	9,025	9,814,688
Enel Americas SA, 4.00%, 10/25/26		7,217	7,395,170
Eversource Energy, 2.50%, 03/15/21		1,000	1,000,182
Exelon Corp., 2.45%, 04/15/21		805	803,357
FirstEnergy Corp., Series A, 2.85%, 07/15/22 .		464	468,464
Florida Power & Light Co., (LIBOR USD 3 Month + 0.40%), 2.97%, 05/06/22(a)		520	520,196
Georgia Power Co., Series C, 2.00%, 09/08/20		1,000	994,981
Greenko Investment Co., 4.88%, 08/16/23		2,238	2,214,221
Huachen Energy Co. Ltd., 6.63%, 05/18/20		1,800	1,103,850
Kallpa Generacion SA, 4.88%, 05/24/26		11,645	12,350,978

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Minejesa Capital BV, 4.63%, 08/10/30	USD	1,425	$1,453,500
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		3,875	3,899,219
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(j)	EUR	1,800	2,152,008
NextEra Energy Capital Holdings, Inc.:
Series H, 3.34%, 09/01/20	USD	895	903,647
2.90%, 04/01/22		780	792,893
(LIBOR USD 3 Month + 3.16%), 5.65%, 05/01/79(a)		8,250	8,684,092
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		2,630	2,666,163
4.25%, 09/15/24		733	740,330
4.50%, 09/15/27		551	553,595
NV Energy, Inc., 6.25%, 11/15/20		790	826,852
Pampa Energia SA, 7.38%, 07/21/23(b)		5,795	5,744,294
Progress Energy, Inc.:
4.40%, 01/15/21		500	511,444
3.15%, 04/01/22		1,000	1,016,029
Southern California Edison Co., Series A, 2.90%, 03/01/21		700	702,742
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(a)		4,425	4,584,957
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23		2,295	2,324,745
Vistra Operations Co. LLC(b):
5.63%, 02/15/27		692	730,060
5.00%, 07/31/27		1,235	1,264,331
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	1,008,759
Xcel Energy, Inc., 2.40%, 03/15/21		1,000	998,169

			96,765,005

Electrical Equipment — 0.1%
Orano SA, 3.38%, 04/23/26	EUR	1,000	1,184,556
Sensata Technologies BV(b):
4.88%, 10/15/23	USD	175	181,948
5.00%, 10/01/25		5,759	6,061,232
Vertiv Group Corp., 9.25%, 10/15/24(b)		3,357	3,163,973

			10,591,709

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		1,030	1,027,672
Belden, Inc., 4.13%, 10/15/26	EUR	1,260	1,482,471
CDW LLC:
5.00%, 09/01/23	USD	525	532,718
5.50%, 12/01/24		4,871	5,256,296
5.00%, 09/01/25		2,425	2,522,000
Ingram Micro, Inc., 5.45%, 12/15/24		375	385,874

			11,207,031

Energy Equipment & Services — 0.3%
Anton Oilfield Services Group, 9.75%, 12/05/20		1,769	1,812,224
Archrock Partners LP, 6.88%, 04/01/27(b)		750	789,375
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		340	342,706
CSI Compressco LP, 7.50%, 04/01/25(b)		1,100	1,094,500
Diamond Offshore Drilling, Inc.:
5.70%, 10/15/39		325	220,993
4.88%, 11/01/43		363	228,690
Halliburton Co., 3.50%, 08/01/23		800	827,635
Hi-Crush, Inc., 9.50%, 08/01/26(b)		475	302,812
Hilong Holding Ltd., 7.25%, 06/22/20		1,580	1,568,150
Honghua Group Ltd., 6.38%, 08/01/22		2,145	2,166,450
Nabors Industries, Inc.:
5.00%, 09/15/20		116	116,870
4.63%, 09/15/21		1,910	1,871,800
5.75%, 02/01/25		600	525,000

Security		Par (000)	Value

Energy Equipment & Services (continued)
Nine Energy Service, Inc., 8.75%, 11/01/23(b)	USD	300	$293,250
Noble Holding International Ltd.:
7.75%, 01/15/24		21	16,328
7.88%, 02/01/26(b)		2,820	2,404,050
Pacific Drilling SA, 8.38%, 10/01/23(b)		3,951	3,847,286
Precision Drilling Corp., 7.13%, 01/15/26(b)		1,550	1,472,500
Rowan Cos., Inc., 4.88%, 06/01/22		2,273	2,079,795
SESI LLC:
7.13%, 12/15/21		525	384,563
7.75%, 09/15/24		565	339,000
Tervita Corp., 7.63%, 12/01/21(b)		1,865	1,902,300
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		205	208,794
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		413	440,344
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		902	928,769
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		2,267	2,420,068
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		338	351,000
Transocean Sentry Ltd., 5.38%, 05/15/23(b)		1,466	1,469,665
Transocean, Inc.:
8.51%, 12/15/21		242	252,285
9.00%, 07/15/23(b)		1,723	1,812,958
7.25%, 11/01/25(b)		482	453,080
7.50%, 01/15/26(b)		1,611	1,526,422
USA Compression Partners LP:
6.88%, 04/01/26		5,735	5,964,974
6.88%, 09/01/27(b)		1,386	1,441,315
VALARIS plc, 5.75%, 10/01/44		1,506	858,420

			42,734,371

Entertainment — 0.3%
Ascend Learning LLC:
6.88%, 08/01/25(b)		3,293	3,412,371
Electronic Arts, Inc., 3.70%, 03/01/21		1,000	1,018,416
Entertainment One Ltd., 4.63%, 07/15/26	GBP	916	1,141,796
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	110	116,050
5.88%, 11/01/24		2,298	2,395,665
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		547	563,410
NBCUniversal Media LLC, 4.38%, 04/01/21		890	920,584
Netflix, Inc.:
5.38%, 02/01/21		417	430,565
5.50%, 02/15/22		700	741,790
5.88%, 02/15/25		1,179	1,283,483
4.88%, 04/15/28		3,223	3,329,762
5.88%, 11/15/28		4,278	4,695,105
3.88%, 11/15/29	EUR	1,830	2,171,782
5.38%, 11/15/29(b)	USD	5,103	5,370,907
Viacom, Inc.(a):
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57		7,320	7,576,200
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		7,351	7,769,713
Walt Disney Co. (The), 4.50%, 02/15/21(b)		1,500	1,550,248

			44,487,847

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.30%, 02/15/21		2,000	2,024,908
3.00%, 06/15/23		1,900	1,926,715
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		1,548	1,606,685
CoreCivic, Inc., 4.75%, 10/15/27		1,333	1,156,377
Crown Castle International Corp.:
3.40%, 02/15/21		3,300	3,338,657
3.20%, 09/01/24		400	407,834

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CyrusOne LP:
5.00%, 03/15/24	USD	350	$359,818
5.38%, 03/15/27		949	1,005,940
Equinix, Inc.:
5.38%, 01/01/22		555	567,221
5.38%, 04/01/23		925	943,500
2.88%, 03/15/24	EUR	891	1,028,256
5.75%, 01/01/25	USD	400	413,512
2.88%, 10/01/25	EUR	952	1,095,778
5.88%, 01/15/26	USD	740	786,028
2.88%, 02/01/26	EUR	1,100	1,270,975
5.38%, 05/15/27	USD	855	917,800
GEO Group, Inc. (The), 5.13%, 04/01/23		2,700	2,403,000
GLP Capital LP:
4.38%, 04/15/21		1,700	1,734,782
5.38%, 11/01/23		250	269,522
5.25%, 06/01/25		2,127	2,284,611
5.38%, 04/15/26		2,572	2,798,645
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	580	697,187
Iron Mountain, Inc.:
4.38%, 06/01/21(b)	USD	300	301,884
6.00%, 08/15/23		200	203,878
5.75%, 08/15/24		1,850	1,863,320
3.00%, 01/15/25	EUR	970	1,094,600
4.88%, 09/15/27(b)	USD	2,454	2,435,595
5.25%, 03/15/28(b)		1,050	1,057,875
Kimco Realty Corp., 3.20%, 05/01/21		960	970,421
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		3,720	3,971,100
4.50%, 09/01/26		3,484	3,576,326
5.75%, 02/01/27(b)		2,046	2,207,654
4.50%, 01/15/28		3,141	3,137,074
MPT Operating Partnership LP:
6.38%, 03/01/24		255	267,750
5.50%, 05/01/24		169	173,648
5.25%, 08/01/26		1,755	1,825,200
5.00%, 10/15/27		7,378	7,636,230
4.63%, 08/01/29		2,330	2,359,824
SBA Communications Corp.:
4.88%, 07/15/22		350	353,507
4.00%, 10/01/22		7,251	7,350,701
4.88%, 09/01/24		8,092	8,323,593

			78,147,931

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		1,286	1,340,655
5.75%, 03/15/25		2,437	2,485,740
7.50%, 03/15/26(b)		70	77,131
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	700	636,580
Hipercor SA, 3.88%, 01/19/22		600	713,342
Iceland Bondco plc, 4.63%, 03/15/25	GBP	671	709,923
Ingles Markets, Inc., 5.75%, 06/15/23	USD	500	510,000
Sysco Corp., 2.60%, 10/01/20		2,000	2,004,254
Tesco Corporate Treasury Services plc, 2.50%, 05/02/25	GBP	607	759,888
Tesco plc, 6.15%, 11/15/37(b)	USD	163	188,487
US Foods, Inc., 5.88%, 06/15/24(b)		400	410,000
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		100	100,006

			9,936,006

Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)		8,494	8,350,664
B&G Foods, Inc., 4.63%, 06/01/21		475	475,594

Security		Par (000)	Value

Food Products (continued)
Boparan Finance plc, 5.50%, 07/15/21	GBP	196	$126,302
BRF GmbH, 4.35%, 09/29/26	USD	1,740	1,663,440
Campbell Soup Co., 3.30%, 03/15/21		500	505,790
Chobani LLC, 7.50%, 04/15/25(b)		344	320,780
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		252	262,710
General Mills, Inc.:
3.20%, 04/16/21		1,000	1,013,098
3.70%, 10/17/23		370	387,472
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		6,813	7,047,197
JBS Investments GmbH, 7.25%, 04/03/24		1,740	1,805,250
JBS Investments II GmbH, 7.00%, 01/15/26(b)		350	374,675
JBS USA LUX SA(b):
5.88%, 07/15/24		911	936,053
5.75%, 06/15/25		4,690	4,805,192
6.75%, 02/15/28		2,574	2,779,920
6.50%, 04/15/29		4,821	5,176,549
5.50%, 01/15/30		3,949	3,949,000
JM Smucker Co. (The), 2.50%, 03/15/20		1,000	999,459
Kellogg Co., 3.25%, 05/14/21		2,000	2,030,170
Knight Castle Investments Ltd., 7.99%, 01/23/21		231	146,685
Kraft Heinz Foods Co., 5.38%, 02/10/20		1,589	1,610,841
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		400	415,908
4.88%, 11/01/26		800	830,000
Mondelez International, Inc., 3.00%, 05/07/20		1,000	1,003,500
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	400	457,855
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25	USD	3,645	3,763,462
5.88%, 09/30/27		900	945,000
Post Holdings, Inc.(b):
5.50%, 03/01/25		1,825	1,898,000
5.00%, 08/15/26		7,996	8,165,915
5.75%, 03/01/27		2,900	3,005,125
5.63%, 01/15/28		1,342	1,380,583
5.50%, 12/15/29		1,054	1,065,857
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	400	512,221
Sigma Holdco BV, 7.88%, 05/15/26(b)	USD	200	185,500
Simmons Foods, Inc.(b):
7.75%, 01/15/24		2,054	2,208,050
5.75%, 11/01/24		385	352,275
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	548,550
Tyson Foods, Inc., 2.25%, 08/23/21		790	786,603

			72,291,245

Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	583,687
5.88%, 08/20/26		250	265,000
5.75%, 05/20/27		350	367,500
ENN Energy Holdings Ltd., 3.25%, 07/24/22		2,155	2,167,122
Suburban Propane Partners LP, 5.50%, 06/01/24		1,650	1,683,000
Superior Plus LP, 7.00%, 07/15/26(b)		300	316,500

			5,382,809

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., 3.25%, 11/12/20		1,827	1,842,840
Hologic, Inc.(b):
4.38%, 10/15/25		2,780	2,791,787
4.63%, 02/01/28		1,169	1,198,225
Kinetic Concepts, Inc., 7.88%, 02/15/21(b)		394	402,676
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		8,571	8,356,725
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		350	355,250
Stryker Corp., 2.63%, 03/15/21		2,000	2,005,948

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc., 4.63%, 11/15/27	USD	404	$419,514
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20		2,000	2,001,604

			19,374,569

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc., 6.50%, 03/01/24.		61	62,525
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		768	827,520
Centene Corp.:
5.63%, 02/15/21		1,075	1,090,297
4.75%, 05/15/22		775	784,153
6.13%, 02/15/24		755	790,862
4.75%, 01/15/25		770	792,137
5.38%, 06/01/26(b)		14,934	15,774,038
Cigna Corp., 3.40%, 09/17/21(b)		1,253	1,275,126
Cigna Holding Co., 5.13%, 06/15/20		1,000	1,021,500
Community Health Systems, Inc.:
5.13%, 08/01/21		675	668,250
6.25%, 03/31/23		2,230	2,135,225
8.63%, 01/15/24(b)		2,780	2,780,000
8.00%, 03/15/26(b)		4,191	4,018,121
CVS Health Corp.:
3.13%, 03/09/20		3,000	3,012,495
3.70%, 03/09/23		310	319,843
4.30%, 03/25/28		1,435	1,524,830
DaVita, Inc., 5.13%, 07/15/24		1,250	1,248,775
Eagle Holding Co. II LLC(b)(h):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22		405	408,037
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22		1,714	1,728,998
Encompass Health Corp., 5.75%, 11/01/24		1,968	1,990,179
Envision Healthcare Corp., 8.75%, 10/15/26(b)		1,151	797,068
Express Scripts Holding Co., 3.90%, 02/15/22		1,500	1,547,616
HCA Healthcare, Inc., 6.25%, 02/15/21		125	130,983
HCA, Inc.:
7.50%, 02/15/22		2,000	2,214,400
5.88%, 05/01/23		300	328,500
5.00%, 03/15/24		1,700	1,844,124
5.38%, 02/01/25		7,827	8,464,587
5.25%, 04/15/25		650	716,353
5.88%, 02/15/26		2,700	3,003,750
5.38%, 09/01/26		4,625	5,006,563
4.50%, 02/15/27		680	722,370
5.63%, 09/01/28		4,989	5,501,370
5.88%, 02/01/29		3,702	4,132,357
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,500	1,500,220
McKesson Corp., 3.65%, 11/30/20		700	710,580
MEDNAX, Inc.(b):
5.25%, 12/01/23		1,407	1,404,566
6.25%, 01/15/27		4,802	4,758,866
Molina Healthcare, Inc., 5.38%, 11/15/22		2,545	2,657,158
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		1,276	1,237,669
NVA Holdings, Inc., 6.88%, 04/01/26(b)		535	572,450
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(h)		3,190	2,950,750
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		3,688	3,926,614
Select Medical Corp.:
6.38%, 06/01/21		500	500,625
6.25%, 08/15/26(b)		230	233,450
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		2,182	1,936,525
10.00%, 04/15/27		1,127	1,112,913

Security		Par (000)	Value

Health Care Providers & Services (continued)
Syneos Health, Inc., 7.50%, 10/01/24(b)	USD	1,086	$1,132,155
Synlab Unsecured Bondco plc, 8.25%, 07/01/23	EUR	682	788,202
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	1,054	859,010
Tenet Healthcare Corp.:
4.75%, 06/01/20		150	151,875
6.00%, 10/01/20		1,483	1,525,636
4.50%, 04/01/21		600	612,000
4.38%, 10/01/21		700	713,125
8.13%, 04/01/22		8,990	9,608,063
4.63%, 07/15/24		3,420	3,478,140
5.13%, 05/01/25		3,450	3,437,787
6.25%, 02/01/27(b)		6,663	6,916,194
UnitedHealth Group, Inc.:
2.13%, 03/15/21		2,500	2,494,480
3.15%, 06/15/21		1,900	1,929,349
Vizient, Inc., 6.25%, 05/15/27(b)		160	170,000
WellCare Health Plans, Inc.:
5.25%, 04/01/25		2,280	2,365,979
5.38%, 08/15/26(b)		4,432	4,687,416

			141,034,749

Health Care Technology — 0.1%
IQVIA, Inc.:
4.88%, 05/15/23(b)		550	562,513
3.50%, 10/15/24	EUR	800	904,419
3.25%, 03/15/25(b)		525	596,431
3.25%, 03/15/25		690	783,880
5.00%, 10/15/26(b)	USD	1,923	2,009,535
5.00%, 05/15/27(b)		3,406	3,550,346

			8,407,124

Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC(b):
4.63%, 01/15/22		950	950,950
4.25%, 05/15/24		6,619	6,764,750
5.00%, 10/15/25		18,337	18,703,740
Boyd Gaming Corp.:
6.88%, 05/15/23		500	516,875
6.38%, 04/01/26		530	559,150
6.00%, 08/15/26		395	412,775
Boyne USA, Inc., 7.25%, 05/01/25(b)		300	327,000
Carnival Corp., 3.95%, 10/15/20		445	453,068
Cedar Fair LP:
5.38%, 04/15/27		380	400,900
5.25%, 07/15/29(b)		1,384	1,432,440
Churchill Downs, Inc.(b):
5.50%, 04/01/27		4,753	4,980,253
4.75%, 01/15/28		2,709	2,712,386
Cirsa Finance International SARL:
6.25%, 12/20/23	EUR	313	372,700
7.88%, 12/20/23(b)	USD	1,085	1,145,250
4.75%, 05/22/25	EUR	233	273,048
(EURIBOR 3 Month + 3.63%), 3.63%, 09/30/25(a)		359	398,566
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		300	336,251
7.63%, 11/01/21(b)	USD	800	796,295
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	600	737,362
4.88%, 08/28/25		119	147,447
Diamond Resorts International, Inc., 7.75%, 09/01/23(b)	USD	300	305,283
Eldorado Resorts, Inc.:
6.00%, 04/01/25		610	642,788
6.00%, 09/15/26		220	237,516
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		945	972,169

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 6.75%, 10/15/24(b)	USD	6,284	$6,468,624
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		2,262	2,290,728
5.13%, 05/01/26		3,220	3,345,129
4.88%, 01/15/30(b)		6,552	6,732,180
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		1,373	1,407,325
4.88%, 04/01/27		1,925	1,994,781
International Game Technology plc:
3.50%, 07/15/24	EUR	287	344,240
6.50%, 02/15/25(b)	USD	1,000	1,095,000
3.50%, 06/15/26	EUR	678	791,136
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	346	344,270
Jack Ohio Finance LLC, 6.75%, 11/15/21(b)		600	613,212
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)		40	42,500
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	1,032,500
5.25%, 06/01/26		5,897	6,122,265
4.75%, 06/01/27		2,202	2,254,298
Marriott International, Inc., Series N, 3.13%, 10/15/21		480	484,858
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		248	266,054
McDonald’s Corp., 2.75%, 12/09/20		1,000	1,005,863
MGM Resorts International:
6.63%, 12/15/21		4,522	4,895,562
7.75%, 03/15/22		8,530	9,529,716
6.00%, 03/15/23		950	1,030,750
4.63%, 09/01/26		340	348,500
NH Hotel Group SA, 3.75%, 10/01/23	EUR	463	526,074
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	339	434,466
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		50	64,213
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	430	439,714
5.25%, 11/15/23		562	576,904
Scientific Games International, Inc.(b):
5.00%, 10/15/25		5,347	5,467,308
8.25%, 03/15/26		4,697	5,027,105
Sisal Group SpA, 7.00%, 07/31/23	EUR	660	762,037
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	8,358	8,546,055
5.50%, 04/15/27		3,095	3,257,487
Starbucks Corp., 2.10%, 02/04/21		1,000	997,609
Station Casinos LLC, 5.00%, 10/01/25(b)		1,084	1,104,596
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	345	428,265
(LIBOR GBP 3 Month + 4.38%), 5.16%, 03/15/22(a)		275	334,537
(LIBOR GBP 3 Month + 6.25%), 7.04%, 03/15/22(a)		495	604,799
Studio City Co. Ltd.:
7.25%, 11/30/21	USD	1,700	1,748,875
7.25%, 11/30/21(b)		550	565,812
Studio City Finance Ltd., 7.25%, 02/11/24		2,100	2,220,393
Viking Cruises Ltd., 5.88%, 09/15/27(b)		6,801	7,039,035
VOC Escrow Ltd., 5.00%, 02/15/28(b)		600	611,250
Wyndham Destinations, Inc.:
5.40%, 04/01/24		59	62,097
5.75%, 04/01/27		737	783,984
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		824	857,990
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	302,280
5.50%, 03/01/25		800	839,000
5.25%, 05/15/27		825	845,625

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 5.35%, 11/01/43	USD	48	$44,760

			141,510,723

Household Durables — 0.2%
Beazer Homes USA, Inc.:
8.75%, 03/15/22		505	523,089
5.88%, 10/15/27		1,200	1,098,000
Brookfield Residential Properties, Inc.(b):
6.50%, 12/15/20		700	700,000
6.13%, 07/01/22		150	151,518
DR Horton, Inc., 2.55%, 12/01/20		600	599,578
KB Home, 6.88%, 06/15/27		1,225	1,339,844
Lennar Corp.:
4.50%, 11/15/19		105	105,131
6.63%, 05/01/20		1,980	2,024,550
8.38%, 01/15/21		1,156	1,239,810
6.25%, 12/15/21		2,060	2,173,300
4.13%, 01/15/22		425	434,031
4.75%, 11/15/22		450	465,804
4.88%, 12/15/23		2,383	2,508,108
4.75%, 05/30/25		375	391,875
5.25%, 06/01/26		1,066	1,132,838
4.75%, 11/29/27		3,283	3,447,150
Mattamy Group Corp., 6.50%, 10/01/25(b)		1,621	1,697,998
MDC Holdings, Inc., 6.00%, 01/15/43		350	344,750
Meritage Homes Corp., 5.13%, 06/06/27		1,495	1,551,063
PulteGroup, Inc.:
5.50%, 03/01/26		2,485	2,677,587
5.00%, 01/15/27		1,750	1,841,875
6.38%, 05/15/33		1,943	2,079,010
Taylor Morrison Communities, Inc.(b):
5.88%, 06/15/27		1,300	1,358,500
5.75%, 01/15/28		1,615	1,673,673
Tempur Sealy International, Inc., 5.50%, 06/15/26		500	524,380
TRI Pointe Group, Inc.:
5.88%, 06/15/24		1,665	1,735,762
5.25%, 06/01/27		1,280	1,260,800
Williams Scotsman International, Inc., 6.88%, 08/15/23(b)		3,286	3,442,085

			38,522,109

Household Products — 0.0%
Clorox Co. (The), 3.05%, 09/15/22		800	813,328
Diamond BC BV, 5.63%, 08/15/25	EUR	300	258,950
Energizer Holdings, Inc.(b):
6.38%, 07/15/26	USD	1,033	1,076,903
7.75%, 01/15/27		2,192	2,379,876
Spectrum Brands, Inc.:
6.63%, 11/15/22		150	153,000
5.75%, 07/15/25		3,147	3,260,135

			7,942,192

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
4.00%, 03/15/21		350	355,250
4.50%, 03/15/23		959	982,975
4.88%, 05/15/23		1,407	1,424,616
5.50%, 04/15/25		873	905,737
6.00%, 05/15/26		543	578,458
5.13%, 09/01/27		360	381,096
Calpine Corp.:
6.00%, 01/15/22(b)		525	528,937
5.38%, 01/15/23		6,087	6,067,826
5.88%, 01/15/24(b)		1,222	1,249,495
5.50%, 02/01/24		100	100,000

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
5.75%, 01/15/25	USD	3,240	$3,222,828
5.25%, 06/01/26(b)		5,693	5,750,044
Clearway Energy Operating LLC:
5.38%, 08/15/24		1,613	1,655,341
5.75%, 10/15/25(b)		2,717	2,818,073
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		2,225	2,348,766
Exelon Generation Co. LLC:
2.95%, 01/15/20		2,000	2,002,297
3.40%, 03/15/22		1,400	1,427,872
InterGen NV, 7.00%, 06/30/23(b)		500	455,000
NRG Energy, Inc.:
7.25%, 05/15/26		425	458,838
6.63%, 01/15/27		7,305	7,788,518
5.75%, 01/15/28		2,731	2,908,515
5.25%, 06/15/29(b)		2,680	2,827,400
Southern Power Co., Series D, 1.95%, 12/15/19		1,120	1,117,724
Talen Energy Supply LLC(b):
10.50%, 01/15/26		440	413,600
7.25%, 05/15/27		150	148,068
6.63%, 01/15/28		680	651,950

			48,569,224

Industrial Conglomerates — 0.1%
CITIC Ltd.:
6.80%, 01/17/23		3,000	3,362,993
4.00%, 01/11/28		1,240	1,281,850
General Electric Co.:
2.20%, 01/09/20		1,780	1,778,631
4.38%, 09/16/20		1,000	1,019,033
4.65%, 10/17/21		2,000	2,083,738
Honeywell International, Inc., 2.15%, 08/08/22		515	514,552
Roper Technologies, Inc.:
3.00%, 12/15/20		1,000	1,005,866
2.80%, 12/15/21		375	377,075

			11,423,738

Insurance — 0.3%
Acrisure LLC, 8.13%, 02/15/24(b)		425	453,730
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 5.63%(a)(j)	EUR	2,825	3,506,457
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)	USD	6,608	6,756,680
American Equity Investment Life Holding Co., 5.00%, 06/15/27		350	360,423
American International Group, Inc., 3.30%, 03/01/21		2,000	2,026,431
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		954	887,220
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(j)		3,000	3,123,357
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(j)	GBP	100	127,995
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	600	800,361
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		3,070	3,946,496
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(j)		300	391,463
6.00%, 01/23/27		300	419,857
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	2,378	2,372,055
CNO Financial Group, Inc., 5.25%, 05/30/25		370	398,675
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(j)	EUR	500	623,529

Security	Par (000)		Value

Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(b)	USD	190	$198,550
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(j)		760	718,200
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	367	436,267
Genworth Holdings, Inc., 7.63%, 09/24/21	USD	550	569,250
Hartford Financial Services Group, Inc. (The), 5.50%, 03/30/20		1,482	1,510,161
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(a)(j)		1,091	1,067,475
HUB International Ltd., 7.00%, 05/01/26(b)		5,371	5,461,609
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(a)(j)		3,000	2,967,187
Liberty Mutual Group, Inc., 7.80%, 03/15/37(b)		475	598,500
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(a)	EUR	600	749,861
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	USD	500	499,700
3.50%, 12/29/20		355	360,250
2.75%, 01/30/22		3,800	3,838,588
3.88%, 03/15/24		1,700	1,800,262
Nationwide Financial Services, Inc., 6.75%, 05/15/37		900	1,008,000
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(j)	EUR	350	430,028
Prudential Financial, Inc., 5.38%, 06/21/20	USD	750	770,016
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(a)		677	716,243
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	611,004

			50,505,880

Interactive Media & Services — 0.0%
Baidu, Inc.:
3.00%, 06/30/20		300	301,208
2.88%, 07/06/22		750	750,131
Match Group, Inc., 5.63%, 02/15/29(b)		1,965	2,097,637
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		2,111	1,931,565

			5,080,541

Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 .		1,500	1,517,597
eBay, Inc., 2.15%, 06/05/20		1,000	997,553
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		1,307	1,360,914
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	260	284,973

			4,161,037

IT Services — 0.5%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	3,375	3,435,356
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,120	1,073,121
9.75%, 09/01/26(b)	USD	7,167	6,378,630
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		1,924	1,974,601
Cogent Communications Group, Inc., 5.38%, 03/01/22(b)		675	703,687
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		2,000	2,024,619
2.25%, 08/15/21		215	214,187
First Data Corp.(b):
5.38%, 08/15/23		945	970,231
5.00%, 01/15/24		1,245	1,275,503
5.75%, 01/15/24		9,938	10,224,214
Fiserv, Inc.:
2.70%, 06/01/20		5,000	5,007,348

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
3.80%, 10/01/23	USD	700	$733,560
2.75%, 07/01/24		1,210	1,219,074
Gartner, Inc., 5.13%, 04/01/25(b)		1,646	1,693,323
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		485	501,823
IBM Credit LLC:
3.45%, 11/30/20		1,845	1,872,489
1.80%, 01/20/21		2,000	1,986,876
International Business Machines Corp.:
2.85%, 05/13/22		1,200	1,215,314
3.00%, 05/15/24		2,050	2,097,498
InterXion Holding NV, 4.75%, 06/15/25	EUR	783	942,815
Tempo Acquisition LLC:
6.75%, 06/01/25(b)	USD	3,806	3,924,938
Total System Services, Inc.:
3.80%, 04/01/21		165	167,924
3.75%, 06/01/23		475	490,465
United Group BV:
4.38%, 07/01/22	EUR	1,639	1,855,196
4.88%, 07/01/24		1,366	1,572,413
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	505,760
5.25%, 04/01/25		350	378,000
4.75%, 07/15/27		4,690	4,933,552
WEX, Inc., 4.75%, 02/01/23(b)		1,759	1,767,795
Zayo Group LLC:
6.00%, 04/01/23		7,412	7,615,830
6.38%, 05/15/25		777	796,542
5.75%, 01/15/27(b)		9,616	9,760,240

			79,312,924

Leisure Products — 0.0%
Mattel, Inc., 6.75%, 12/31/25(b)		3,279	3,447,114

Life Sciences Tools & Services — 0.1%
Avantor, Inc.(b):
6.00%, 10/01/24		13,330	14,263,233
9.00%, 10/01/25		4,400	4,875,772
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		2,348	2,483,010
Life Technologies Corp., 6.00%, 03/01/20		1,000	1,019,102

			22,641,117

Machinery — 0.2%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		252	262,710
BCD Acquisition, Inc., 9.63%, 09/15/23(b)		450	469,687
Colfax Corp.(b):
6.00%, 02/15/24		2,480	2,626,475
6.38%, 02/15/26		2,493	2,668,308
Dover Corp., 4.30%, 03/01/21		1,900	1,951,651
Grinding Media, Inc., 7.38%, 12/15/23(b)		1,684	1,612,430
Huayi Finance I Ltd., 4.00%, 12/02/19		437	433,723
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		1,276	1,330,230
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	1,388	1,550,652
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	3,110	3,156,650
SPX FLOW, Inc.(b):
5.63%, 08/15/24		1,551	1,614,979
5.88%, 08/15/26		944	993,560
Stevens Holding Co., Inc., 6.13%, 10/01/26(b) .		310	328,600
Terex Corp., 5.63%, 02/01/25(b)		4,245	4,234,388
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		4,527	4,108,252
Xylem, Inc., 4.88%, 10/01/21		735	771,408

			28,113,703

Security	Par (000)		Value

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	300	$288,595
Stena AB, 7.00%, 02/01/24(b)	USD	500	490,000

			778,595

Media — 1.4%
Altice Financing SA(b):
6.63%, 02/15/23		5,602	5,777,062
7.50%, 05/15/26		6,791	7,113,573
Altice Finco SA, 7.63%, 02/15/25(b)		280	271,600
Altice Luxembourg SA:
7.75%, 05/15/22(b)		3,879	3,961,429
7.63%, 02/15/25(b)		4,514	4,423,901
8.00%, 05/15/27	EUR	699	795,838
10.50%, 05/15/27(b)	USD	3,592	3,803,030
AMC Networks, Inc.:
4.75%, 12/15/22		500	503,600
5.00%, 04/01/24		670	687,387
4.75%, 08/01/25		5,481	5,576,917
Block Communications, Inc., 6.88%, 02/15/25(b)		350	365,750
Cablevision Systems Corp.:
8.00%, 04/15/20		100	103,125
5.88%, 09/15/22		450	477,562
Charter Communications Operating LLC:
3.58%, 07/23/20		4,000	4,030,289
4.46%, 07/23/22		1,370	1,434,698
4.50%, 02/01/24		991	1,051,550
4.91%, 07/23/25		1,248	1,345,583
Cinemark USA, Inc., 4.88%, 06/01/23		500	506,310
Clear Channel International BV, 8.75%, 12/15/20(b)		1,203	1,224,052
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		14,659	14,965,113
9.25%, 02/15/24(b)		12,786	13,872,810
Comcast Corp.:
3.45%, 10/01/21		715	732,924
3.70%, 04/15/24		2,300	2,432,046
Cox Communications, Inc., 3.25%, 12/15/22(b)		1,020	1,041,030
CSC Holdings LLC:
6.75%, 11/15/21		1,000	1,070,000
5.13%, 12/15/21(b)		5,977	5,977,000
5.38%, 07/15/23(b)		6,820	6,994,592
5.25%, 06/01/24		4,049	4,226,144
7.75%, 07/15/25(b)		556	597,700
6.63%, 10/15/25(b)		3,198	3,397,875
10.88%, 10/15/25(b)		9,103	10,368,954
5.50%, 05/15/26(b)		1,911	1,996,995
5.50%, 04/15/27(b)		970	1,016,075
5.38%, 02/01/28(b)		1,015	1,058,138
6.50%, 02/01/29(b)		6,167	6,799,117
5.75%, 01/15/30(b)		3,432	3,483,480
Diamond Sports Group LLC(b):
5.38%, 08/15/26		5,074	5,156,453
6.63%, 08/15/27		480	490,500
Discovery Communications LLC, 3.25%, 04/01/23		500	508,829
DISH DBS Corp.:
7.88%, 09/01/19		1,150	1,152,875
5.13%, 05/01/20		225	227,531
6.75%, 06/01/21		1,891	1,968,437
5.88%, 07/15/22		11,699	11,824,998
5.00%, 03/15/23		230	221,950
5.88%, 11/15/24		4,883	4,541,288
7.75%, 07/01/26		1,580	1,548,400
EW Scripps Co. (The), 5.13%, 05/15/25(b)		700	701,750
Fox Corp., 3.67%, 01/25/22(b)		65	66,994

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Gray Television, Inc.(b):
5.13%, 10/15/24	USD	325	$333,531
5.88%, 07/15/26		219	227,213
7.00%, 05/15/27		2,731	2,987,031
iHeartCommunications, Inc., 6.38%, 05/01/26		652	692,356
Interpublic Group of Cos., Inc. (The), 3.75%, 10/01/21		455	466,204
Lamar Media Corp.:
5.00%, 05/01/23		335	340,343
5.38%, 01/15/24		400	411,000
Liberty Interactive LLC, 8.25%, 02/01/30		350	362,372
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,295	1,168,738
Meredith Corp., 6.88%, 02/01/26		1,914	2,028,840
Midcontinent Communications, 6.88%, 08/15/23(b)		1,140	1,179,159
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(b)		670	695,962
Nexstar Escrow,Inc., 5.63%, 07/15/27(b)		1,909	1,982,974
Omnicom Group, Inc., 4.45%, 08/15/20		1,500	1,528,621
Outfront Media Capital LLC:
5.63%, 02/15/24		300	308,250
5.00%, 08/15/27(b)		3,948	4,007,220
Quebecor Media, Inc., 5.75%, 01/15/23		3,380	3,599,700
Radiate Holdco LLC, 6.63%, 02/15/25(b)		876	865,050
SES SA(a)(j):
(EUR Swap Annual 5 Year + 4.66%), 4.62%	EUR	400	467,684
(EUR Swap Annual 5 Year + 5.40%), 5.63%		1,400	1,713,248
Sinclair Television Group, Inc.:
5.38%, 04/01/21	USD	600	600,300
6.13%, 10/01/22		100	101,750
5.63%, 08/01/24(b)		325	334,246
Sirius XM Radio, Inc.(b):
3.88%, 08/01/22		625	631,250
4.63%, 05/15/23		350	355,250
4.63%, 07/15/24		762	784,327
5.38%, 04/15/25		795	825,806
5.00%, 08/01/27		5,479	5,643,370
5.50%, 07/01/29		3,103	3,246,514
Sky Ltd., 2.63%, 09/16/19(b)		930	929,944
Summer BidCo BV,0.00%, (0.00% Cash or 9.75% PIK), 11/15/25(h)	EUR	522	611,843
TEGNA, Inc.:
5.13%, 10/15/19	USD	139	139,264
6.38%, 10/15/23		700	718,480
5.50%, 09/15/24(b)		439	452,719
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	102,840
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	2,800	2,833,600
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	561	675,006
Time Warner Cable LLC, 4.13%, 02/15/21	USD	1,000	1,017,196
Tribune Media Co., 5.88%, 07/15/22		2,975	3,024,088
Unitymedia GmbH:
6.13%, 01/15/25(b)		600	624,750
3.75%, 01/15/27	EUR	2,058	2,422,303
Unitymedia Hessen GmbH & Co. KG:
5.00%, 01/15/25(b)	USD	250	259,375
3.50%, 01/15/27	EUR	244	286,692
6.25%, 01/15/29		1,734	2,134,915
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	680	675,104
5.13%, 02/15/25		3,607	3,512,316
UPC Holding BV:
5.50%, 01/15/28(b)		1,148	1,170,960
3.88%, 06/15/29	EUR	300	352,019
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)	USD	1,322	1,355,050

Security		Par (000)	Value

Media (continued)
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	790	$931,453
Videotron Ltd.:
5.00%, 07/15/22	USD	450	470,115
5.38%, 06/15/24(b)		400	428,000
5.13%, 04/15/27(b)		1,990	2,084,525
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	1,141	1,427,643
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	968	1,117,387
3.63%, 10/15/26		411	486,605
Ziggo Bond Co. BV:
7.13%, 05/15/24		325	375,099
4.63%, 01/15/25		900	1,026,601
5.88%, 01/15/25(b)	USD	3,656	3,742,830
6.00%, 01/15/27(b)		700	709,800
Ziggo BV:
4.25%, 01/15/27	EUR	1,200	1,423,779
5.50%, 01/15/27(b)	USD	4,280	4,381,650

			231,685,514

Metals & Mining — 0.8%
AK Steel Corp., 7.00%, 03/15/27		450	386,910
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	525,000
7.00%, 09/30/26		685	733,806
6.13%, 05/15/28		291	305,914
Allegheny Technologies, Inc.:
5.95%, 01/15/21		497	508,804
7.88%, 08/15/23		2,350	2,532,125
Anglo American Capital plc, 4.13%, 04/15/21(b)		204	208,080
Big River Steel LLC, 7.25%, 09/01/25(b)		1,361	1,449,465
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		1,487	1,509,305
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		2,975	3,056,842
China Hongqiao Group Ltd., 7.13%, 07/22/22		1,955	1,957,444
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		2,890	2,891,301
Cleveland-Cliffs, Inc.:
4.88%, 01/15/24(b)		675	691,875
5.75%, 03/01/25		905	919,027
5.88%, 06/01/27(b)		2,450	2,462,250
Constellium SE:
4.63%, 05/15/21	EUR	420	466,102
5.75%, 05/15/24(b)	USD	2,816	2,900,480
6.63%, 03/01/25(b)		316	331,010
4.25%, 02/15/26	EUR	800	926,887
5.88%, 02/15/26(b)	USD	4,468	4,635,550
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		555	566,389
5.13%, 03/15/23		360	374,850
5.13%, 05/15/24		545	566,800
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		1,350	1,375,313
3.55%, 03/01/22		5,265	5,278,531
6.88%, 02/15/23		250	263,125
3.88%, 03/15/23		8,965	8,984,723
4.55%, 11/14/24		4,720	4,838,944
5.45%, 03/15/43		12,639	11,725,200
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		4,309	4,502,905
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		2,644	2,632,433
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		2,010	2,082,903
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		346	365,514

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Mineral Resources Ltd., 8.13%, 05/01/27(b)	USD	615	$645,688
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 07/30/25		1,900	2,052,000
4.20%, 07/27/26		1,700	1,768,000
Northwest Acquisitions ULC, 7.13%, 11/01/22(b)		395	268,600
Novelis Corp.(b):
6.25%, 08/15/24		6,123	6,413,965
5.88%, 09/30/26		8,261	8,560,461
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,400	2,398,500
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		418	418,000
Shandong Iron And Steel Xinheng International Co. Ltd., 8.50%, 12/05/21		200	207,125
Southern Copper Corp., 5.38%, 04/16/20		15,015	15,273,070
Steel Dynamics, Inc.:
5.13%, 10/01/21		500	501,250
5.50%, 10/01/24		275	283,858
4.13%, 09/15/25		201	201,826
5.00%, 12/15/26		2,583	2,699,235
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		1,100	1,090,320
Teck Resources Ltd., 6.13%, 10/01/35		450	514,971
thyssenkrupp AG, 2.88%, 02/22/24	EUR	1,976	2,286,610
United States Steel Corp.:
6.88%, 08/15/25	USD	600	583,500
6.25%, 03/15/26		445	406,062
Usiminas International SARL, 5.88%, 07/18/26(b)		1,740	1,769,145
Vale Overseas Ltd., 4.38%, 01/11/22		1,100	1,133,000
Vedanta Resources Ltd.:
8.25%, 06/07/21		697	735,988
7.13%, 05/31/23		4,150	4,162,969

			127,329,950

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
3.63%, 02/01/21		350	351,925
5.00%, 12/15/21		1,943	2,006,147
4.75%, 03/15/25		350	355,180

			2,713,252

Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	350	431,481

Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23	USD	1,700	1,748,450
Ameren Corp., 2.70%, 11/15/20		1,080	1,081,512
CenterPoint Energy, Inc., 3.60%, 11/01/21		465	475,772
Consolidated Edison Co. of New York, Inc., 4.45%, 06/15/20		1,950	1,983,830
Dominion Energy,Inc.:
2.52%, 07/01/20		2,400	2,400,228
2.72%, 08/15/21(e)		365	365,576
DTE Energy Co.:
Series B, 2.60%, 06/15/22		180	180,379
Series B, 3.30%, 06/15/22		1,000	1,018,951
Series D, 3.70%, 08/01/23		275	286,488
RWE AG(a):
(EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75	EUR	1,000	1,131,908
(EUR Swap Annual 5 Year + 3.25%), 3.50%, 04/21/75		318	376,034
Sempra Energy:
2.40%, 02/01/20	USD	1,325	1,323,642

Security		Par (000)	Value

Multi-Utilities (continued)
(LIBOR USD 3 Month + 0.50%), 2.80%, 01/15/21(a)	USD	710	$708,651
WEC Energy Group, Inc., 3.10%, 03/08/22		400	406,154

			13,487,575

Oil, Gas & Consumable Fuels — 2.8%
Aker BP ASA(b):
4.75%, 06/15/24		2,283	2,351,490
5.88%, 03/31/25		350	368,375
Andeavor Logistics LP,6.25%, 10/15/22		292	299,128
Antero Midstream Partners LP,5.38%, 09/15/24		1,695	1,631,437
Antero Resources Corp.:
5.38%, 11/01/21		675	666,346
5.13%, 12/01/22		605	577,775
Apache Corp., 3.25%, 04/15/22		307	310,508
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		1,387	1,369,662
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	502,500
BP Capital Markets America, Inc.:
4.50%, 10/01/20		825	846,300
4.74%, 03/11/21		715	742,826
3.25%, 05/06/22		2,300	2,357,628
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		1,071	1,132,248
Buckeye Partners LP,(LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(a)		8,825	6,839,375
Callon Petroleum Co., 6.38%, 07/01/26		1,000	975,000
Canadian Natural Resources Ltd., 2.95%, 01/15/23		275	277,697
Carrizo Oil &Gas, Inc.:
6.25%, 04/15/23		1,596	1,567,272
8.25%, 07/15/25		89	89,000
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		3,114	3,542,237
5.88%, 03/31/25		4,584	5,042,859
5.13%, 06/30/27		8,108	8,826,774
Cheniere Energy Partners LP:
5.25%, 10/01/25		2,930	3,036,271
5.63%, 10/01/26		5,542	5,860,665
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,680	1,680,000
4.88%, 04/15/22		3,225	2,961,961
5.75%, 03/15/23		784	674,240
7.00%, 10/01/24		1,316	1,075,830
8.00%, 01/15/25		1,700	1,453,500
8.00%, 03/15/26(b)		1,600	1,280,000
8.00%, 06/15/27		754	603,200
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42		5,000	5,926,650
CNX Resources Corp., 5.88%, 04/15/22		8,539	8,136,386
Comstock Resources, Inc., 9.75%, 08/15/26		1,875	1,401,563
CONSOL Energy,Inc., 11.00%, 11/15/25(b)		1,003	1,063,180
Continental Resources, Inc., 5.00%, 09/15/22		1,199	1,206,671
Corral Petroleum Holdings AB, 11.75%, (11.75% Cash or 13.25% PIK), 05/15/21(h)(i)	EUR	600	700,731
Covey Park Energy LLC, 7.50%, 05/15/25(b)	USD	1,574	1,101,800
Crestwood Midstream Partners LP:
6.25%, 04/01/23		570	580,004
5.75%, 04/01/25		350	355,250
5.63%, 05/01/27(b)		2,782	2,754,458
CrownRock LP,5.63%, 10/15/25(b)		5,794	5,707,090
CVR Refining LLC, 6.50%, 11/01/22		350	354,375
DCP Midstream Operating LP:
5.35%, 03/15/20(b)		350	355,285
4.75%, 09/30/21(b)		600	615,570
3.88%, 03/15/23		300	304,125

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.38%, 07/15/25	USD	1,157	$1,227,889
5.13%, 05/15/29		1,602	1,650,060
6.45%, 11/03/36(b)		1,578	1,672,680
6.75%, 09/15/37(b)		2,410	2,569,663
(LIBOR USD 3 Month + 3.85%), 5.85%, 05/21/43(a)(b)		375	352,500
Denbury Resources, Inc., 9.25%, 03/31/22(b)		2,078	1,823,445
Diamondback Energy, Inc., 5.38%, 05/31/25		345	362,250
Enbridge, Inc.:
2.90%, 07/15/22		1,810	1,831,220
4.00%, 10/01/23		500	524,933
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(a)		36,600	37,881,000
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		32,950	34,291,395
Encana Corp., 3.90%, 11/15/21		2,190	2,237,763
Encavis Finance BV,(EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(j)(l)	EUR	200	237,218
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	USD	3,132	3,241,620
5.75%, 01/30/28		2,318	2,457,080
Energy Transfer Operating LP:
4.15%, 10/01/20		615	624,116
5.20%, 02/01/22		1,500	1,587,337
3.60%, 02/01/23		1,340	1,372,364
5.88%, 01/15/24		250	277,656
5.50%, 06/01/27		720	806,692
EnLink Midstream LLC, 5.38%, 06/01/29		479	493,825
EnLink Midstream Partners LP:
4.40%, 04/01/24		2,274	2,311,635
4.15%, 06/01/25		134	131,990
4.85%, 07/15/26		42	42,630
5.60%, 04/01/44		1,422	1,230,030
5.05%, 04/01/45		2,160	1,814,400
5.45%, 06/01/47		1,406	1,198,615
Enterprise Products Operating LLC:
2.55%, 10/15/19		1,000	999,910
3.50%, 02/01/22		3,400	3,489,036
Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(a)		12,587	12,422,866
EOG Resources, Inc., 2.45%, 04/01/20		1,100	1,099,646
Eterna Capital Pte. Ltd., Series B, 0.00%, (0.00% Cash or 8.00% PIK), 12/11/22(h)		3,192	2,526,775
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		962	781,625
5.63%, 02/01/26		2,542	1,876,047
Genesis Energy LP:
6.75%, 08/01/22		500	508,690
6.50%, 10/01/25		2,261	2,244,042
Global Partners LP:
7.00%, 06/15/23		700	717,500
7.00%, 08/01/27(b)		310	310,775
GNL Quintero SA, 4.63%, 07/31/29		10,344	10,990,500
Gulfport Energy Corp.:
6.00%, 10/15/24		450	346,455
6.38%, 05/15/25		410	313,650
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		1,440	1,497,150
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	95,750
5.75%, 10/01/25		550	534,875
6.25%, 11/01/28		355	344,350
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		1,177	1,216,724
Holly Energy Partners LP, 6.00%, 08/01/24(b)		350	364,875

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)	USD	1,815	$1,529,138
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		425	436,169
Jagged Peak Energy LLC, 5.88%, 05/01/26		120	114,000
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21		3,450	3,602,349
Kinder Morgan, Inc., 3.05%, 12/01/19		785	785,782
Magellan Midstream Partners LP, 4.25%, 02/01/21		2,295	2,351,200
Magnolia Oil &Gas Operating LLC, 6.00%, 08/01/26(b)		194	195,455
Matador Resources Co., 5.88%, 09/15/26		1,981	1,957,208
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		4,337	4,629,747
MEG Energy Corp.(b):
6.38%, 01/30/23		550	525,250
7.00%, 03/31/24		750	716,085
6.50%, 01/15/25		3,002	3,002,000
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/26(b)		475	371,687
Murphy Oil Corp.:
4.00%, 06/01/22		400	400,000
4.20%, 12/01/22		350	355,152
6.88%, 08/15/24		400	419,088
5.75%, 08/15/25		1,398	1,432,950
5.63%, 12/01/42		875	783,125
Navios Maritime Acquisition Corp., 8.13%, 11/15/21(b)		400	318,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		1,568	1,579,760
Newfield Exploration Co., 5.63%, 07/01/24		1,050	1,157,184
NGL Energy Partners LP:
7.50%, 11/01/23		2,150	2,219,875
7.50%, 04/15/26(b)		2,885	2,993,187
NGPL PipeCo LLC(b):
4.38%, 08/15/22		490	508,840
4.88%, 08/15/27		435	466,537
7.77%, 12/15/37		1,842	2,419,928
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 9.50% PIK), 05/15/23(h)		704	721,445
NuStar Logistics LP:
6.00%, 06/01/26		2,513	2,651,215
5.63%, 04/28/27		600	619,296
Oasis Petroleum, Inc.:
6.88%, 03/15/22		1,329	1,322,820
6.88%, 01/15/23		13	12,789
6.25%, 05/01/26(b)		125	118,425
Occidental Petroleum Corp., Series 1, 4.10%, 02/01/21		1,005	1,025,384
Oil and Gas Holding Co. B.S.C.C (The), 7.50%, 10/25/27		950	1,055,213
Oil India International Pte. Ltd., 4.00%, 04/21/27		272	279,565
Parkland Fuel Corp.(b):
6.00%, 04/01/26		330	340,725
5.88%, 07/15/27		390	401,212
Parsley Energy LLC(b):
6.25%, 06/01/24		174	180,308
5.38%, 01/15/25		2,347	2,376,478
5.25%, 08/15/25		99	99,742
5.63%, 10/15/27		1,770	1,827,525
PBF Holding Co. LLC, 7.25%, 06/15/25		2,461	2,577,898
PDC Energy,Inc.:
6.13%, 09/15/24		162	159,975
5.75%, 05/15/26		1,282	1,239,322
Peabody Energy Corp., 6.38%, 03/31/25(b)		335	345,050

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV:
4.38%, 05/20/23	USD	2,579	$2,676,357
5.30%, 01/27/25		13,605	14,660,068
7.38%, 01/17/27		1,740	2,057,550
7.25%, 03/17/44		6,370	7,456,483
Pioneer Natural Resources Co.:
7.50%, 01/15/20		120	122,641
3.45%, 01/15/21		1,110	1,124,250
Puma International Financing SA(b):
5.13%, 10/06/24		350	330,749
5.00%, 01/24/26		550	514,248
QEP Resources, Inc.:
6.88%, 03/01/21		226	226,000
5.38%, 10/01/22		1,088	1,009,120
5.25%, 05/01/23		2,402	2,185,820
5.63%, 03/01/26		1,718	1,468,924
Range Resources Corp.:
5.88%, 07/01/22		221	207,740
5.00%, 08/15/22		1,703	1,566,249
5.00%, 03/15/23		1,000	880,000
4.88%, 05/15/25		496	416,640
ReNew Power Synthetic, 6.67%, 03/12/24		4,000	4,092,500
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	900	1,044,388
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,225	1,540,840
Rockies Express Pipeline LLC, 5.63%, 04/15/20(b)	USD	500	511,695
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		2,300	2,381,719
5.75%, 05/15/24		176	195,250
Sable Permian Resources Land LLC, 13.00%, 11/30/20(b)(f)(k)		375	330,000
Santos Finance Ltd.:
4.13%, 09/14/27		3,135	3,118,516
5.25%, 03/13/29		1,100	1,159,748
Seven Generations Energy Ltd.(b):
6.75%, 05/01/23		73	74,460
6.88%, 06/30/23		333	340,492
5.38%, 09/30/25		1,316	1,253,490
SM Energy Co.:
6.13%, 11/15/22		476	465,290
5.00%, 01/15/24		636	583,530
5.63%, 06/01/25		1,136	985,480
6.75%, 09/15/26		298	268,200
6.63%, 01/15/27		85	74,056
Southwestern Energy Co.:
6.20%, 01/23/25		3,056	2,635,800
7.50%, 04/01/26		1,175	1,028,125
7.75%, 10/01/27		1,062	929,250
SRC Energy, Inc., 6.25%, 12/01/25		1,116	970,920
Summit Midstream Holdings LLC, 5.75%, 04/15/25		314	270,040
Sunoco LP:
4.88%, 01/15/23		1,630	1,658,036
5.50%, 02/15/26		5,552	5,760,200
6.00%, 04/15/27		1,502	1,582,733
5.88%, 03/15/28		436	451,260
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		993	1,005,413
5.50%, 01/15/28		5,296	5,254,691
Targa Resources Partners LP:
5.25%, 05/01/23		500	505,625
4.25%, 11/15/23		1,330	1,331,263
6.75%, 03/15/24		400	414,000

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.13%, 02/01/25	USD	1,692	$1,742,760
5.88%, 04/15/26		2,657	2,805,659
5.38%, 02/01/27		1,438	1,495,520
6.50%, 07/15/27(b)		1,348	1,467,662
5.00%, 01/15/28		2,268	2,299,185
6.88%, 01/15/29(b)		6,328	6,977,886
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,676	1,677,626
5.00%, 01/31/28		2,991	3,028,387
Total Capital International SA, 2.22%, 07/12/21		1,200	1,200,323
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		1,115	1,131,110
3.75%, 10/16/23		110	114,804
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		48,379	50,738,928
UGI International LLC, 3.25%, 11/01/25	EUR	550	643,859
Unit Corp., 6.63%, 05/15/21	USD	500	446,562
W&T Offshore, Inc., 9.75%, 11/01/23(b)		3,210	3,073,575
Whiting Petroleum Corp.:
5.75%, 03/15/21		600	600,750
6.63%, 01/15/26		1,270	1,196,975
Williams Cos., Inc. (The):
7.88%, 09/01/21		991	1,094,231
3.60%, 03/15/22		1,995	2,043,575
3.70%, 01/15/23		1,395	1,440,441
WPX Energy, Inc.:
6.00%, 01/15/22		176	182,380
8.25%, 08/01/23		2,504	2,817,000
5.25%, 09/15/24		1,299	1,305,495
5.75%, 06/01/26		881	905,227
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(a)(j)		1,495	1,504,344
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		1,535	1,536,242

			461,652,927

Paper & Forest Products — 0.0%
Mercer International, Inc.:
6.50%, 02/01/24		290	292,900
7.38%, 01/15/25		500	517,400
Norbord, Inc.(b):
6.25%, 04/15/23		173	183,380
5.75%, 07/15/27		430	434,300
Resolute Forest Products, Inc., 5.88%, 05/15/23		450	452,250
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	600	679,098
Suzano Austria GmbH, 5.75%, 07/14/26	USD	1,740	1,925,397

			4,484,725

Personal Products — 0.0%
Avon International Capital plc, 6.50%, 08/15/22(b)		660	672,375
Avon International Operations, Inc., 7.88%, 08/15/22(b)		1,795	1,867,698
Coty, Inc.:
4.00%, 04/15/23	EUR	100	109,482
6.50%, 04/15/26(b)	USD	178	171,325
First Quality Finance Co., Inc., 4.63%, 05/15/21(b)		400	399,500

			3,220,380

Pharmaceuticals — 0.5%
Allergan Finance LLC, 3.25%, 10/01/22		455	461,951
Allergan Funding SCS, 3.45%, 03/15/22		1,884	1,919,219
Allergan, Inc., 2.80%, 03/15/23		300	300,114

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
AstraZeneca plc, 2.38%, 11/16/20	USD	3,800	$3,801,130
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		800	896,000
8.50%, 01/31/27		5,837	6,428,580
Bausch Health Cos., Inc.:
6.50%, 03/15/22(b)		855	886,421
4.50%, 05/15/23	EUR	1,865	2,087,265
5.88%, 05/15/23(b)	USD	3,818	3,845,490
7.00%, 03/15/24(b)		4,870	5,137,850
6.13%, 04/15/25(b)		7,848	8,073,630
5.50%, 11/01/25(b)		9,522	9,902,880
9.00%, 12/15/25(b)		4,929	5,522,402
5.75%, 08/15/27(b)		831	874,627
7.00%, 01/15/28(b)		2,979	3,086,989
7.25%, 05/30/29(b)		5,176	5,379,831
Bristol-Myers Squibb Co., 2.90%, 07/26/24(b)		1,550	1,585,025
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(b)		1,845	1,895,737
Diocle Spa, (EURIBOR 3 Month +3.88%), 3.88%, 06/30/26(a)	EUR	509	570,225
Elanco Animal Health, Inc., 4.90%, 08/28/28	USD	935	1,035,763
Endo DAC, 5.88%, 10/15/24(b)		880	776,600
GlaxoSmithKline Capital plc, 2.88%, 06/01/22		1,200	1,217,364
Jubilant Pharma Ltd., 6.00%, 03/05/24		1,300	1,339,000
Mallinckrodt International Finance SA(b):
5.75%, 08/01/22		3,493	2,627,435
5.63%, 10/15/23		1,025	648,005
5.50%, 04/15/25		850	490,875
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	800	891,549
7.25%, 09/30/25		774	907,439
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	3,794	3,443,055
Rossini SARL, 6.75%, 10/30/25	EUR	2,617	3,128,456
Sanofi SA, 4.00%, 03/29/21	USD	700	718,511
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21		3,705	3,696,552
Takeda Pharmaceutical Co. Ltd.(b):
4.00%, 11/26/21		1,000	1,031,709
4.40%, 11/26/23		570	608,719
Zoetis, Inc., 3.25%, 08/20/21		1,335	1,353,909

			86,570,307

Professional Services — 0.1%
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		5,016	5,346,805
10.25%, 02/15/27		98	105,350
House of Finance NV (The), 4.38%, 07/15/26	EUR	795	901,046
IHS Markit Ltd.(b):
5.00%, 11/01/22	USD	500	528,649
4.75%, 02/15/25		625	670,875
4.00%, 03/01/26		350	363,965
Intertrust Group BV, 3.38%, 11/15/25	EUR	1,411	1,657,414
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	5,096	5,280,730

			14,854,834

Real Estate Management & Development — 1.3%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	500	573,011
2.13%, 02/06/24		590	685,149
3.00%, 04/27/26		700	834,081
Agile Group Holdings Ltd.:
8.50%, 07/18/21	USD	1,758	1,865,677
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(j)		1,058	1,049,404

Security	Par (000)		Value

Real Estate Management & Development (continued)
Alam Synergy Pte. Ltd.:
11.50%, 04/22/21	USD	925	$982,234
6.63%, 04/24/22		2,855	2,747,938
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(a)(j)		750	748,297
Central China Real Estate Ltd.:
7.33%, 01/27/20		970	976,063
6.88%, 10/23/20		1,750	1,778,437
6.50%, 03/05/21		1,740	1,748,700
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		1,160	1,197,700
China Aoyuan Group Ltd.:
7.50%, 05/10/21		4,400	4,499,000
7.95%, 09/07/21		4,755	4,933,312
8.50%, 01/23/22		1,365	1,431,544
7.95%, 02/19/23		5,055	5,238,244
China Evergrande Group:
7.00%, 03/23/20		5,060	5,097,950
6.25%, 06/28/21		4,013	3,868,783
9.50%, 04/11/22		3,240	3,228,174
4.25%, 02/14/23(l)	HKD	47,000	5,587,447
10.00%, 04/11/23	USD	4,200	4,126,500
7.50%, 06/28/23		2,500	2,297,656
8.75%, 06/28/25		2,791	2,484,862
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		895	928,562
7.45%, 04/17/21		3,000	3,059,402
7.25%, 04/19/23		4,200	4,173,750
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		2,800	2,835,000
6.88%, 04/23/21		1,757	1,796,532
5.50%, 01/23/22		2,100	2,085,673
Consus Real Estate AG, 9.63%, 05/15/24	EUR	571	602,072
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21	USD	789	796,890
6.50%, 04/08/24		5,500	5,788,750
Easy Tactic Ltd.:
7.00%, 04/25/21		800	812,112
9.13%, 07/28/22		1,355	1,439,687
8.63%, 02/27/24		2,100	2,164,969
8.13%, 07/11/24		2,330	2,338,738
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(j)		4,000	4,050,000
Fantasia Holdings Group Co. Ltd.:
10.75%, 01/22/20		3,600	3,600,000
8.38%, 03/08/21		1,100	1,054,930
11.75%, 04/17/22		920	910,800
7.95%, 07/05/22		1,650	1,487,062
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		3,826	3,826,077
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		1,025	1,003,219
6.50%, 09/12/20		1,900	1,837,656
7.50%, 01/22/21		1,500	1,448,906
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		3,000	3,092,062
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		1,800	1,689,156
Greenland Global Investment Ltd., (LIBOR USD 3 Month + 4.85%), 7.18%, 09/26/21(a)		3,600	3,663,000
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		1,388	1,419,230
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		662	678,550
Hunt Cos., Inc., 6.25%, 02/15/26(b)		540	510,300
Jababeka International BV:
6.50%, 10/05/23(b)		867	753,206

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
6.50%, 10/05/23	USD	1,655	$1,437,781
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		2,500	2,666,250
Jingrui Holdings Ltd., 9.45%, 04/23/21		1,200	1,140,744
Kaisa Group Holdings Ltd.:
8.50%, 06/30/22		1,832	1,757,003
9.38%, 06/30/24		300	277,875
Kennedy-Wilson, Inc., 5.88%, 04/01/24		1,485	1,516,215
KWG Group Holdings Ltd., 7.88%, 09/01/23	.	2,800	2,838,500
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		2,000	2,040,000
7.50%, 08/25/22		885	915,940
6.50%, 07/16/23		4,200	4,189,500
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		1,296	1,244,160
New Metro Global Ltd., 6.50%, 04/23/21		2,500	2,361,206
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(a)(j)		6,035	6,033,114
Poly Real Estate Finance Ltd., 4.75%, 09/17/23		1,900	1,986,043
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		5,163	5,137,185
6.95%, 04/17/21		500	500,000
Realogy Group LLC(b):
5.25%, 12/01/21		320	308,000
4.88%, 06/01/23		500	420,000
Redco Properties Group Ltd., 13.50%, 01/21/20		3,245	3,334,237
Residomo SRO, 3.38%, 10/15/24	EUR	805	928,162
Ronshine China Holdings Ltd.:
11.25%, 08/22/21	USD	695	741,913
10.50%, 03/01/22		520	541,937
8.75%, 10/25/22		3,685	3,657,362
8.95%, 01/22/23		3,790	3,780,525
Scenery Journey Ltd., 11.00%, 11/06/20		1,600	1,650,000
Shimao Property Holdings Ltd., 6.38%, 10/15/21		1,600	1,670,000
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(a)(j)(l)		1,000	1,040,000
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		209	223,073
Summit Properties Ltd., 2.00%, 01/31/25	EUR	273	294,414
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22	USD	680	711,875
Sunac China Holdings Ltd.:
6.88%, 08/08/20		1,285	1,300,661
7.25%, 06/14/22		3,610	3,610,000
Times China Holdings Ltd.:
6.25%, 01/23/20		2,207	2,213,207
7.63%, 02/21/22		2,100	2,157,750
5.75%, 04/26/22		289	283,827
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	500	633,971
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27	USD	1,485	1,507,739
VLL International, Inc.:
7.38%, 06/18/22		2,000	2,155,120
5.75%, 11/28/24		2,000	2,033,750
Wanda Group Overseas Ltd., 7.50%, 07/24/22		3,440	3,452,900
WeWork Cos., Inc., 7.88%, 05/01/25(b)		200	194,404
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		212	210,542
9.88%, 03/19/20		737	722,951
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23		6,600	6,833,063
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		762	765,810
7.90%, 05/11/21		3,000	3,103,125

Security	Par (000)		Value

Real Estate Management & Development (continued)
8.63%, 01/23/22	USD	1,500	$1,563,347
6.00%, 10/25/23		1,895	1,778,931
Zhenro Properties Group Ltd.:
12.50%, 01/02/21		1,600	1,714,500
9.15%, 03/08/22		725	741,530

			210,146,596

Road & Rail — 0.2%
Algeco Global Finance plc, 8.00%, 02/15/23(b)		5,210	5,340,250
Ashtead Capital, Inc.(b):
5.63%, 10/01/24		200	206,250
5.25%, 08/01/26		780	815,100
Avis Budget Car Rental LLC, 5.50%, 04/01/23		203	206,857
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	1,613	1,890,009
EC Finance plc, 2.38%, 11/15/22		744	838,327
Europcar Mobility Group, 4.00%, 04/30/26		923	1,052,353
Hertz Corp. (The):
5.88%, 10/15/20	USD	500	500,150
7.63%, 06/01/22(b)		6,002	6,221,793
6.25%, 10/15/22		600	606,060
7.13%, 08/01/26(b)		315	321,710
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	1,106	1,286,433
Loxam SAS:
3.50%, 04/15/22		109	122,850
3.50%, 05/03/23		720	810,988
3.25%, 01/14/25		708	789,948
3.75%, 07/15/26		573	640,654
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	5,000	5,095,710
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		325	340,889
2.70%, 03/14/23		675	674,998
3.45%, 07/01/24		2,100	2,166,935
Ryder System, Inc.:
2.50%, 05/11/20		355	355,106
2.88%, 09/01/20		1,000	1,004,406
2.88%, 06/01/22		345	348,042
3.75%, 06/09/23		1,735	1,806,458
Uber Technologies, Inc.(b):
7.50%, 11/01/23		1,249	1,320,817
8.00%, 11/01/26		783	828,023
Union Pacific Corp., 4.00%, 02/01/21		1,582	1,614,736

			37,205,852

Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc., 2.95%, 01/12/21		2,000	2,013,882
Broadcom Corp.:
2.38%, 01/15/20		5,600	5,592,203
3.00%, 01/15/22		1,587	1,593,191
Broadcom, Inc., 3.13%, 10/15/22(b)		1,600	1,605,497
Entegris, Inc., 4.63%, 02/10/26(b)		913	925,919
Global A&T Electronics Ltd., 8.50%, 01/12/23		3,000	2,797,500
Lam Research Corp., 2.75%, 03/15/20		1,000	1,001,349
NXP BV(b):
4.13%, 06/01/21		1,098	1,122,960
3.88%, 09/01/22		1,137	1,170,210
Qorvo, Inc., 5.50%, 07/15/26		1,765	1,859,075
QUALCOMM, Inc.:
2.25%, 05/20/20		1,000	999,155
2.60%, 01/30/23		120	120,452
2.90%, 05/20/24		70	71,091
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		500	529,375

			21,401,859

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software — 0.6%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)	USD	180	$187,200
CA, Inc., 3.60%, 08/15/22		375	379,278
CDK Global, Inc.:
5.00%, 10/15/24		350	370,993
5.88%, 06/15/26		545	579,744
4.88%, 06/01/27		3,993	4,128,163
5.25%, 05/15/29(b)		997	1,034,387
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		3,556	3,563,823
Fair Isaac Corp., 5.25%, 05/15/26(b)		225	237,094
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		6,857	7,482,701
Infor US, Inc., 6.50%, 05/15/22		15,034	15,297,095
Informatica LLC, 7.13%, 07/15/23(b)		4,257	4,336,819
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	490,807
Nuance Communications, Inc.:
6.00%, 07/01/24		2,125	2,204,687
5.63%, 12/15/26		3,802	4,011,110
Open Text Corp.(b):
5.63%, 01/15/23		565	577,543
5.88%, 06/01/26		300	320,163
Oracle Corp., 1.90%, 09/15/21		3,500	3,473,658
PTC, Inc., 6.00%, 05/15/24		1,036	1,083,915
RP Crown Parent LLC, 7.38%, 10/15/24(b)		1,957	2,035,280
Solera LLC, 10.50%, 03/01/24(b)		16,206	17,355,816
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		11,490	11,949,600
Symantec Corp.:
4.20%, 09/15/20		500	507,893
5.00%, 04/15/25(b)		3,060	3,121,267
TIBCO Software, Inc., 11.38%, 12/01/21(b)		7,285	7,694,781
Veritas US, Inc., 7.50%, 02/01/23(b)		365	351,769
VMware, Inc., 2.30%, 08/21/20		5,200	5,182,801

			97,958,387

Specialty Retail — 0.2%
Advance Auto Parts, Inc., 4.50%, 12/01/23		900	959,222
Asbury Automotive Group, Inc., 6.00%, 12/15/24		4,199	4,356,462
Baoxin Auto Finance I Ltd.:
7.90%, 02/09/20		860	842,800
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(a)(j)		1,435	1,201,497
eG Global Finance plc:
3.63%, 02/07/24	EUR	786	866,839
4.38%, 02/07/25		1,353	1,494,027
6.75%, 02/07/25(b)	USD	2,023	2,030,586
Group 1 Automotive, Inc.:
5.00%, 06/01/22		275	278,140
5.25%, 12/15/23(b)		292	298,205
L Brands, Inc.:
6.63%, 04/01/21		425	448,375
5.63%, 02/15/22		504	528,535
5.63%, 10/15/23		325	337,187
7.50%, 06/15/29		600	602,460
6.88%, 11/01/35		1,947	1,732,830
6.75%, 07/01/36		369	323,798
Lowe’s Cos., Inc., 3.65%, 04/05/29		690	721,855
Michaels Stores, Inc., 8.00%, 07/15/27(b)		1,135	1,098,112
Penske Automotive Group, Inc.:
5.75%, 10/01/22		350	353,769
5.50%, 05/15/26		320	331,200
PetSmart, Inc.(b):
7.13%, 03/15/23		783	730,148
5.88%, 06/01/25		1,404	1,387,994

Security	Par (000)		Value

Specialty Retail (continued)
Sally Holdings LLC, 5.63%, 12/01/25	USD	895	$888,287
SRS Distribution, Inc., 8.25%, 07/01/26(b)		898	891,265
Staples, Inc., 7.50%, 04/15/26(b)		8,019	8,199,428
Tendam Brands SAU, 5.00%, 09/15/24	EUR	820	918,715

			31,821,736

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC(b):
4.42%, 06/15/21	USD	4,740	4,873,719
5.88%, 06/15/21		1,415	1,439,456
5.45%, 06/15/23		835	900,384
7.13%, 06/15/24		3,302	3,491,876
EMC Corp., 3.38%, 06/01/23		650	641,561
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		1,300	1,315,281
3.50%, 10/05/21		165	167,932
NCR Corp.:
4.63%, 02/15/21		100	100,125
5.00%, 07/15/22		650	652,242
6.38%, 12/15/23		400	410,808
Nuoxi Capital Ltd.:
7.50%, 01/28/22		664	633,497
7.45%, 10/16/22		2,050	1,915,872
Western Digital Corp., 4.75%, 02/15/26		2,461	2,433,314
Xerox Corp.:
3.50%, 08/20/20		1,000	1,002,800
4.80%, 03/01/35		1,532	1,325,180
6.75%, 12/15/39		15	14,850

			21,318,897

Textiles, Apparel & Luxury Goods — 0.0%
Eagle Intermediate Global Holding BV, 7.50%, 05/01/25(b)		155	145,797
European TopSoho SARL, 4.00%, 09/21/21(l)	EUR	400	424,867
Hanesbrands, Inc.(b):
4.63%, 05/15/24	USD	575	596,683
4.88%, 05/15/26		675	705,375
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		3,583	2,650,327
Under Armour, Inc., 3.25%, 06/15/26		400	386,759
William Carter Co. (The), 5.63%, 03/15/27(b)		933	979,650

			5,889,458

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		2,000	2,006,718
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	200	244,747
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	830	724,175
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22		700	717,500
5.25%, 10/01/25		1,870	1,916,750
Mongolian Mortgage Corp. Hfc LLC,
9.75%, 01/29/22		3,000	3,047,813
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		1,744	1,811,580
9.13%, 07/15/26		1,729	1,811,128
Nationstar Mortgage LLC, 6.50%, 07/01/21		375	373,920
Quicken Loans, Inc., 5.75%, 05/01/25(b)		825	851,911
Radian Group, Inc.:
4.50%, 10/01/24		650	668,375
4.88%, 03/15/27		1,905	1,909,763

			16,084,380

Tobacco — 0.1%
Altria Group, Inc.:
2.63%, 01/14/20		3,750	3,753,307
4.75%, 05/05/21		900	935,074
3.49%, 02/14/22		502	512,718
2.85%, 08/09/22		443	446,388

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Tobacco (continued)
BAT Capital Corp.:
2.30%, 08/14/20	USD	3,145	$3,137,518
2.76%, 08/15/22		2,100	2,099,734
Vector Group Ltd., 6.13%, 02/01/25(b)		3,450	3,269,117

			14,153,856

Trading Companies & Distributors — 0.2%
Air Lease Corp.:
2.50%, 03/01/21		1,300	1,300,028
2.63%, 07/01/22		1,030	1,026,415
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		540	543,381
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		442	437,580
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		545	566,800
6.50%, 10/01/25		825	854,906
HD Supply, Inc., 5.38%, 10/15/26(b)		14,407	15,177,054
Herc Holdings, Inc., 5.50%, 07/15/27(b)		1,405	1,406,756
United Rentals North America, Inc.:
4.63%, 07/15/23		1,937	1,980,040
5.50%, 07/15/25		1,090	1,133,600
4.63%, 10/15/25		4,452	4,518,780
5.88%, 09/15/26		4,041	4,298,614
5.50%, 05/15/27		4,726	4,968,207
4.88%, 01/15/28		635	647,630
5.25%, 01/15/30		705	721,166
WESCO Distribution, Inc., 5.38%, 12/15/21		200	201,250

			39,782,207

Transportation Infrastructure — 0.0%
Adani Ports & Special Economic Zone Ltd.:
3.95%, 01/19/22(b)		2,000	2,041,875
4.00%, 07/30/27		892	900,204
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		1,630	1,815,576
Royal Capital BV(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.42%), 5.50%(a)		1,000	1,021,670
5.88%		1,014	1,000,691
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		508	505,693

			7,285,709

Wireless Telecommunication Services — 0.7%
C&W Senior Financing DAC(b):
7.50%, 10/15/26		625	667,188
6.88%, 09/15/27		985	1,030,605
Digicel Group Two Ltd., 7.13%, (7.13% Cash or 9.13% PIK), 04/01/24(b)(h)		558	97,945
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		1,387	1,307,247
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		2,394	2,471,877
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		700	751,534
5.25%, 08/01/26		2,687	2,846,877
6.63%, 08/01/26		1,435	1,547,590
Inmarsat Finance plc, 4.88%, 05/15/22(b)		625	630,012
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	1,456	1,627,910
4.00%, 11/15/27		600	677,351
SmarTone Finance Ltd., 3.88%, 04/08/23	USD	8,350	8,543,094
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	2,375	2,873,187
4.50%, 04/20/25		200	249,775

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
4.75%, 07/30/25	EUR	1,083	$1,364,806
3.13%, 09/19/25		300	348,652
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(j)	USD	3,900	3,826,875
5.00%, 04/15/28	EUR	900	1,155,708
4.00%, 09/19/29		700	835,796
Sprint Communications, Inc.:
7.00%, 08/15/20	USD	700	726,047
6.00%, 11/15/22		1,300	1,381,250
Sprint Corp.:
7.25%, 09/15/21		1,050	1,127,437
7.88%, 09/15/23		7,744	8,634,560
7.13%, 06/15/24		9,719	10,642,305
7.63%, 02/15/25		2,042	2,261,576
7.63%, 03/01/26		2,835	3,168,198
Sprint Spectrum Co. LLC, 4.74%, 03/20/25(b)		590	620,238
Telefonica Europe BV(a)(j):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	800	1,031,370
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	900	1,051,097
(EUR Swap Annual 5 Year + 2.33%), 2.63%		600	670,789
(EUR Swap Annual 10 Year + 4.30%), 5.88%		1,900	2,429,311
(EUR Swap Annual 6 Year + 4.11%), 4.38%		1,700	2,041,861
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	1,003	1,020,553
6.00%, 03/01/23		700	712,103
6.50%, 01/15/24		675	699,469
6.00%, 04/15/24		650	678,444
6.38%, 03/01/25		3,301	3,420,661
5.13%, 04/15/25		1,435	1,485,225
6.50%, 01/15/26		2,331	2,481,815
4.50%, 02/01/26		2,860	2,913,625
5.38%, 04/15/27		650	690,625
4.75%, 02/01/28		4,238	4,354,545
United States Cellular Corp., 6.70%, 12/15/33		199	210,502
Vodafone Group plc(a):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	832	992,403
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79		600	684,126
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79	USD	21,295	23,331,335
Wind Tre SpA:
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)	EUR	300	329,201
3.13%, 01/20/25		1,100	1,228,659
5.00%, 01/20/26(b)	USD	900	891,225

			114,764,584

Total Corporate Bonds — 29.4% (Cost: $4,795,781,526)			4,887,921,616

Equity-Linked Notes — 10.0%

Aerospace & Defense — 0.3%
BNP Paribas SA (United Technologies Corp.), 13.48%, 09/03/19		337	45,036,654

Air Freight & Logistics — 0.1%
UBS AG (FedEx Corp.), 13.10%, 09/10/19		119	19,769,505

Banks — 1.5%
BNP Paribas SA (Fifth Third Bancorp):
11.75%, 10/21/19		328	9,661,638
11.70%, 10/22/19		328	9,660,795
BNP Paribas SA (IAC), 16.58%, 08/05/19		69	16,352,366
Citigroup Global Markets Holdings, Inc. (Bank of America Corp.), 9.44%, 09/03/19(b)		1,529	46,118,691

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Citigroup Global Markets Holdings, Inc. (SunTrust Banks, Inc.), 14.89%, 09/06/19(b)	USD	114	$7,549,224
Nomura Bank International plc (Celanese Corp.), 8.79%, 10/22/19		69	7,674,060
Societe Generale SA (Citigroup, Inc.), 18.13%, 08/29/19		631	44,942,040
Societe Generale SA (Estee Lauder Cos., Inc. (The)):
10.05%, 08/02/19		86	15,634,184
9.84%, 08/05/19		44	7,997,339
Societe Generale SA (Host Hotels & Resorts, Inc.):
11.66%, 08/02/19		203	3,526,946
11.60%, 08/05/19		428	7,443,790
Societe Generale SA (JPMorgan Chase & Co.), 8.82%, 08/29/19		394	45,647,793
Wells Fargo & Co. (Wells Fargo Securities LLC)(b):
10.24%, 09/03/19		79	7,289,677
10.40%, 09/03/19		110	18,989,750
12.80%, 09/03/19		93	7,520,719

			256,009,012

Biotechnology — 0.7%
BNP Paribas SA (Biogen, Inc.), 8.60%, 10/22/19		186	44,569,995
Nomura Bank International plc (AbbVie, Inc.), 13.24%, 10/21/19(b)		285	19,034,687
Royal Bank of Canada (Amgen, Inc.), 11.43%, 10/18/19(b)		243	45,396,780

			109,001,462

Building Products — 0.1%
Royal Bank of Canada (Johnson Controls International plc), 9.40%, 10/21/19(b)		448	19,029,277

Capital Markets — 1.0%
Credit Suisse AG (Morgan Stanley), 13.80%, 09/03/19		429	19,227,750
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 13.73%, 10/21/19(b)		163	18,998,953
Societe Generale SA (Charles Schwab Corp. (The)), 12.09%, 10/11/19		1,085	46,169,149
Societe Generale SA (Goldman Sachs Group, Inc. (The)), 11.84%, 10/11/19		210	45,750,300
UBS AG (UBS AG), 16.90%, 08/09/19		146	22,028,329
Wells Fargo & Co. (E*TRADE Financial Corp.), 12.46%, 10/16/19		200	9,658,324

			161,832,805

Commercial Services & Supplies — 0.0%
Citigroup Global Markets Holdings, Inc. (Waste Management, Inc.), 10.28%, 09/12/19(b)		43	4,995,720

Communications Equipment — 0.3%
BNP Paribas SA (Cisco Systems, Inc.), 9.94%, 08/13/19(b)		801	44,510,397

Consumer Finance — 0.0%
Goldman Sachs International (Discover Financial Services), 14.11%, 09/12/19		55	4,934,365

Energy Equipment & Services — 0.3%
BNP Paribas SA (Halliburton Co.), 15.69%, 10/22/19		1,918	44,431,165

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) — 0.3%
Royal Bank of Canada (American Tower Corp.), 8.22%, 10/22/19(b)	USD	214	$45,273,394
Societe Generale SA (Host Hotels & Resorts, Inc.), 11.57%, 08/06/19		225	3,915,165

			49,188,559

Food & Staples Retailing — 0.6%
BNP Paribas SA (Sysco Corp.), 8.57%, 08/13/19(b)		62	4,297,618
Nomura Bank International plc (Costco Wholesale Corp.), 10.27%, 08/29/19		190	47,614,440
Royal Bank of Canada (Walmart, Inc.), 8.53%, 08/14/19(b)		447	46,984,149

			98,896,207

Food Products — 0.1%
Royal Bank of Canada (Tyson Foods, Inc.), 15.71%, 08/06/19(b)		242	19,199,006

Health Care Equipment & Supplies — 0.1%
Citigroup Global Markets Holdings, Inc. (Danaher Corp.), 8.64%, 09/03/19(b)		133	18,725,150

Health Care Providers & Services — 0.7%
Royal Bank of Canada (Anthem, Inc.), 13.53%, 09/12/19(b)		85	25,035,224
Royal Bank of Canada (UnitedHealth Group, Inc.), 11.84%, 08/30/19(b)		174	43,697,840
UBS AG (CVS Health Corp.), 16.49%, 08/05/19		797	44,612,683

			113,345,747

Hotels, Restaurants & Leisure — 0.2%
Citigroup Global Markets Holdings, Inc. (Starbucks Corp.), 9.95%, 10/30/19(b)		79	7,492,019
Goldman Sachs International (Raytheon Co.), 12.61%, 09/12/19		131	24,165,585
Wells Fargo & Co. (Carnival Corp.), 13.80%, 09/17/19		161	7,586,815

			39,244,419

Household Durables — 0.1%
Societe Generale SA (DR Horton, Inc.), 11.24%, 10/31/19(b)		409	18,805,787

Industrial Conglomerates — 0.0%
Royal Bank of Canada (Roper Technologies, Inc.), 10.00%, 09/12/19(b)		14	4,958,816

Interactive Media & Services — 0.1%
BNP Paribas SA (IAC), 16.57%, 08/06/19		69	16,308,449

Internet & Direct Marketing Retail — 0.1%
Citigroup Global Markets Holdings, Inc. (eBay, Inc.), 11.09%, 09/06/19(b)		480	19,527,031

Life Sciences Tools & Services — 0.1%
Citigroup Global Markets Holdings, Inc. (Thermo Fisher Scientific, Inc.), 11.46%, 09/12/19(b)		86	24,170,183

Machinery — 0.3%
BNP Paribas SA (Ingersoll-Rand plc), 8.17%, 10/23/19(b)		272	33,761,358
UBS AG (Stanley Black & Decker, Inc.), 8.30%, 10/22/19		51	7,478,141

			41,239,499

Media — 0.3%
Goldman Sachs International (Comcast Corp.), 9.38%, 09/12/19		1,011	43,922,250

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multiline Retail — 0.4%(b)
Royal Bank of Canada (Dollar General Corp.), 10.98%, 08/29/19	USD	254	$33,140,285
Royal Bank of Canada (Dollar Tree, Inc.), 11.94%, 08/28/19		320	32,215,618

			65,355,903

Personal Products — 0.0%
UBS AG (Estee Lauder Cos., Inc, (The)) + 0.00%), 10.20%, 08/01/19		42	7,461,598

Pharmaceuticals — 0.3%
Societe Generale SA (Eli Lilly & Co.), 13.33%, 10/23/19(b)		413	44,914,726

Professional Services — 0.0%
Royal Bank of Canada (ManpowerGroup, Inc.), 10.72%, 10/17/19(b)		25	2,267,433

Road & Rail — 0.2%
Citigroup Global Markets Holdings, Inc. (Union Pacific Corp.), 9.75%, 09/06/19(b)		197	35,021,304

Semiconductors & Semiconductor Equipment — 0.2%
Goldman Sachs International (Texas Instruments, Inc.), 13.38%, 09/12/19		197	24,804,367

Software — 0.8%
BNP Paribas SA (Oracle Corp.), 10.26%, 09/10/19(b)		760	43,198,674
BNP Paribas SA (Synopsys, Inc.), 11.54%, 08/20/19(b)		33	4,442,843
Royal Bank of Canada (salesforce.com, Inc.), 14.24%, 08/27/19(b)		285	44,128,976
UBS AG (Adobe, Inc.), 10.70%, 09/10/19		150	44,850,715

			136,621,208

Specialty Retail — 0.6%
Nomura Bank International plc (Home Depot, Inc. (The)), 9.48%, 08/13/19		237	47,652,966
Royal Bank of Canada (Ulta Beauty, Inc.), 18.14%, 08/29/19(b)		52	17,706,942
UBS AG (Advance Auto Parts, Inc.), 16.40%, 08/12/19		146	22,028,370
Wells Fargo & Co. (AutoZone, Inc.), 9.05%, 09/10/19		7	7,411,219

			94,799,497

Technology Hardware, Storage & Peripherals — 0.0%
BNP Paribas SA (Hewlett Packard Enterprise Co.), 10.46%, 08/20/19(b)		301	4,354,272

Textiles, Apparel & Luxury Goods — 0.2%
BNP Paribas SA (NIKE, Inc.), 12.09%, 09/17/19(b)		388	33,562,243

Wireless Telecommunication Services — 0.0%
BNP Paribas SA (Darden Restaurants, Inc.), 10.32%, 09/10/19(b)		61	7,390,357

Total Equity-Linked Notes — 10.0% (Cost: $1,676,068,958)			1,673,634,373

Security	Par (000)		Value

Floating Rate Loan Interests — 6.8%(i)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.99%, 11/30/25(d)	USD	1,416	$1,431,814
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.56%, 11/28/21		2,524	2,489,646
Standard Aero Holding, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/30/24		2,056	2,067,279
Standard Aero, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 01/23/26		3,824	3,845,138
TransDigm, Inc., Term Loan F, (LIBOR USD 3 Month + 2.50%), 4.83%, 06/09/23		5,911	5,877,022

			15,710,899

Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 4.02%, 01/15/25		2,538	2,543,130

Airlines — 0.0%
American Airlines, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.38%, 10/10/21		1,612	1,611,015
American Airlines, Inc., Term Loan B, 12/14/23(m)		1,459	1,451,077
American Airlines, Inc., Term Loan B23, 04/28/23(m)		1,656	1,648,505

			4,710,597

Auto Components — 0.0%
Adient US LLC, Term Loan B, (LIBOR USD 6 Month + 4.25%), 6.82% - 6.89%, 04/25/24		806	773,760
Caliber Collision Centers, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.86%, 02/05/26		1,783	1,792,807
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26(m)		2,874	2,872,218

			5,438,785

Beverages — 0.0%
Jacobs Douwe Egberts, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.44%, 11/01/25		830	829,102

Building Products — 0.0%
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 5.93%, 05/05/24		2,136	2,102,958
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 12/19/23		1,953	1,914,522

			4,017,480

Capital Markets — 0.1%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/13/25		3,012	2,925,986
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 12/27/22		1,264	1,268,453
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.58%, 04/12/24		1,388	1,379,908
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.19%, 06/03/26		1,999	1,993,383
RPI Finance Trust, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 03/27/23		2,859	2,873,518

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 6 Month + 5.00%), 7.54%, 03/18/26	USD	4,984	$4,838,367

			15,279,615

Chemicals — 0.2%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24		7,409	7,235,225
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.48%, 08/12/22(d)		2,158	2,155,169
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/01/24		5,096	5,064,963
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.99%, 04/03/25		1,727	1,634,872
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.15%, 06/28/24		803	802,775
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.52%, 03/28/25		1,919	1,908,578
IPS Acquisition LLC, Term Loan B, 11/07/24(m)		2,733	2,736,501
Messer Industries LLC, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 03/01/26		4,782	4,758,105
Momentive Performance Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 05/15/24		1,003	997,363
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.94%, 10/14/24		4,215	4,210,875
PQ Corp., Term Loan, 02/08/25(m)		2,868	2,864,886
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.61%, 10/01/25(d)		1,522	1,494,283
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/23/25		1,383	1,326,129

			37,189,724

Commercial Services & Supplies — 0.3%
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.60%, 11/10/23		3,438	3,443,546
Allied Universal Holdco LLC Cov Lite, Term loan B, (LIBOR USD 6 Month + 4.25%), 6.51%, 07/24/26		7,707	7,719,727
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.51% - 6.73%, 06/21/24		4,028	3,883,485
Camelot Group LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 10/03/23		3,924	3,940,761
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.51%, 11/01/24		3,331	3,253,674
Cast & Crew Payroll LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.24%, 01/16/26		2,399	2,410,383
Diamond (BC) BV, Term Loan, 09/06/24(m)		1,340	1,211,588
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25(d)		792	760,320
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 05/30/25		4,043	4,008,791
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.88%, 03/09/23		274	273,331
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 05/02/22		3,785	3,778,098

Security	Par (000)		Value

Commercial Services & Supplies (continued)
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 11/08/23	USD	317	$316,418
Tempo Acquisition LLC, Term Loan, 05/01/24(m)		7,754	7,763,893
West Corp., Term Loan:
(LIBOR USD 3 Month + 3.50%), 6.02%, 10/10/24		1,188	1,096,916
(LIBOR USD 3 Month + 4.00%), 6.52%, 10/10/24		2,930	2,732,227

			46,593,158

Communications Equipment — 0.0%
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.58%, 12/15/24		3,004	2,886,904
Ciena Corp., Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.27%, 09/26/25		1,931	1,937,833

			4,824,737

Construction & Engineering — 0.0%
AECOM Ltd., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 02/21/25		769	769,443
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.12%, 04/01/25		581	566,568
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 05/23/25		1,717	1,659,261

			2,995,272

Construction Materials — 0.2%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 10/31/23		5,880	5,843,647
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.09% - 5.27%, 08/01/24		5,765	5,758,026
Plaskolite, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.56%, 12/15/25		1,340	1,333,001
TAMKO Building Products, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.48% - 5.58%, 05/03/26(d)		738	739,845
Tower 46 Office, Term Loan, 11/01/23(d)(m)		19,576	19,576,073

			33,250,592

Containers & Packaging — 0.2%
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.25%), 4.63%, 10/01/22		4,743	4,739,534
Berry Plastics, Term Loan U, (LIBOR USD 1 Month + 2.50%), 4.90%, 05/17/26		4,065	4,038,212
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 04/03/24		4,841	4,759,529
Charter NEX US, Inc., 1st Lien Term Loan: 05/16/24(m)		4,288	4,229,441
(LIBOR USD 1 Month + 3.50%), 5.73%, 05/16/24		978	975,799
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.32%, 12/29/23		3,440	3,284,795
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(m)		12,928	12,919,660

			34,946,970

Distributors — 0.0%
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/21/24		1,749	1,763,344

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Consumer Services — 0.2%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 04/04/24	USD	6,043	$6,048,729
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 11/07/23		5,676	5,676,258
BrightView Landscapes LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.75% - 4.81%, 08/08/25		2,323	2,325,194
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 8.08%, 12/07/24		1,571	1,571,075
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.57%, 11/14/22		6,215	6,129,671
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 05/06/24		1,794	1,659,548
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.08%, 03/13/26		2,668	2,674,608

			26,085,083

Diversified Financial Services — 0.2%
Advisor Group Holdings, Inc., Term Loan, 07/29/26(d)(m)		2,099	2,078,010
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.87%, 08/15/25		1,058	1,043,902
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 07/12/25		1,953	1,929,645
Lstar Securities Financing, Term Loan, (LIBOR USD 6 Month + 2.00%), 4.40%, 05/02/22(b)(d)		14,283	14,283,108
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 09/06/25		1,173	1,117,069
Pregis Topco Corp., Term Loan, 07/15/26(m)		1,377	1,374,136
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 01/23/25		2,159	2,150,132
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.51%, 07/30/25		1,236	1,232,143
Starwood Property Trust, Inc., Term Loan, 07/10/26(d)(m)		935	935,972
Tank Holdings Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.18% - 6.79%, 12/30/24		1,276	1,279,994
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.27%, 12/20/24		7,019	6,999,893
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.83%, 04/15/25		2,970	2,950,285

			37,374,289

Diversified Telecommunication Services — 0.2%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.06%, 01/31/26		4,289	4,122,969
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.08%, 07/15/25		640	611,980
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.33%, 08/14/26		4,285	4,261,329
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 01/31/25		2,583	2,564,989
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 02/22/24		10,007	10,011,446
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/15/24		3,063	3,047,700
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.01%, 01/31/26(d)		3,210	3,173,717

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 4.83%, 11/17/23	USD	1,967	$1,966,705

			29,760,835

Electric Utilities — 0.0%
Calpine Construction Finance Co. LP, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.73%, 01/15/25		1,263	1,259,432
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 3 Month + 2.00%), 4.23% - 4.33%, 12/31/25		2,502	2,505,241

			3,764,673

Electrical Equipment — 0.1%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 09/07/23		4,940	4,951,895
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.73%, 02/12/25(d)		2,486	2,448,245

			7,400,140

Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.99%, 08/17/23		3,295	3,305,333

Energy Equipment & Services — 0.0%
McDermott International, Inc., Term Loan, 05/12/25(m)		2,310	2,203,059

Entertainment — 0.1%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 07/12/24		1,264	1,256,915
Creative Artists Agency LLC, Term Loan B,
02/15/24(m)		2,928	2,932,516
PCI Gaming Authority, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 05/15/26		2,123	2,137,033
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 05/18/25		6,563	6,377,565

			12,704,029

Equity Real Estate Investment Trusts (REITs) — 0.1%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 03/25/24		673	670,986
DTZ US Borrower LLC, Term Loan, 12/31/22(m)		4,557	4,571,494
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 03/22/24		2,234	2,093,050
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 01/02/26(d)		2,502	2,461,667

			9,797,197

Food & Staples Retailing — 0.1%
Albertson’s LLC, Term Loan B7, 11/17/25(m)		1,762	1,764,056
BCPE Empire Holdings, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 12/31/26		1,606	1,596,797
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.92%, 05/23/25		1,380	1,352,597
H-Food Incremental, Term Loan, 05/23/25(m)		1,802	1,790,865
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 06/27/23		3,890	3,882,909

			10,387,224

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products — 0.1%
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.11%, 10/01/25	USD	798	$800,488
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 10/10/23		3,057	3,023,921
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 0.00%, 08/03/22		4,254	4,245,352
JBS USA LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.73%, 05/01/26		3,064	3,069,493
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.58%, 05/15/24		505	503,016
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.27%, 05/24/24		1,925	1,924,132
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.70% - 5.83%, 08/28/24(d)		3,901	3,325,756

			16,892,158

Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, 06/30/25(d)(m)		1,944	1,941,873

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., 1st Lien Term Loan, 06/15/21(m)		7,368	7,346,687
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.44%, 10/18/25(d)		909	909,858

			8,256,545

Health Care Providers & Services — 0.3%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.73%, 06/30/25		1,104	1,105,230
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 06/07/23		7,713	7,690,794
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.96%, 07/25/23		1,950	1,958,123
Concentra, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.21%, 06/01/22		2,357	2,356,348
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 05/31/25		1,544	1,524,182
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 12/20/24		948	882,427
Emerald Topco, 1st Lien Term Loan, 07/23/26(m)		2,861	2,853,132
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 10/10/25		3,453	2,959,922
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.00%, 07/02/25(d)		3,119	3,135,048
HC Group Holdings III, Inc., 1st Lien Term Loan B, 04/07/22(d)(m)		1,767	1,758,165
HC Group Holdings III, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.98%, 04/07/22		1,251	1,246,558
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 06/07/23		6,369	6,177,904
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.73%, 10/20/22		3,436	3,212,670
Orchid Orthopedic Solutions LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 6.98%, 02/28/26(d)		801	805,005
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56%, 06/30/25		4,875	4,732,103

Security	Par (000)		Value

Health Care Providers & Services (continued)
Radiology Partners, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.06% - 7.39%, 07/09/25	USD	982	$972,931
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 06/27/25		961	956,243
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.98%, 06/26/26		527	524,802
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/06/24		2,123	1,854,020
Vizient, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.75%), 4.98%, 05/17/26		1,107	1,109,291
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 12/02/24		926	912,012

			48,726,910

Health Care Technology — 0.1%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 7.05%, 02/05/26		5,885	5,898,139
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.73%, 03/01/24		5,828	5,812,177
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.06%, 10/10/25		1,188	1,183,520
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 03/07/24		2,095	2,099,352

			14,993,188

Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 02/16/24		7,986	7,983,660
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.03%, 10/19/24		1,588	1,586,846
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.62%, 09/15/23		2,507	2,504,635
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 12/23/24		5,906	5,854,998
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 08/06/21		929	929,402
CEC Entertainment, Inc., Term Loan B, 02/12/21(m)		1,277	1,270,720
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 04/18/24		2,961	2,965,150
Eldorado Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.56% - 4.69%, 04/17/24		395	394,261
Four Seasons Holdings, Inc., Term Loan F, 11/30/23(m)		3,336	3,338,977
Golden Nugget, Inc., 1st Lien Term Loan, 10/04/23(m)		2,832	2,835,289
Hilton Washington Dupont Hotel, Term Loan, (LIBOR USD 6 Month + 4.87%), 4.87%, 04/01/24(d)		14,250	14,214,375
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.02%, 06/22/26		4,634	4,646,020
IRB Holding Corp., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.55% - 5.56%, 02/05/25		5,269	5,244,089
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.05%, 04/03/25		2,978	2,974,144
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.40%, 12/16/24		1,475	1,482,192

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 03/21/25	USD	4,925	$4,924,087
NASCAR, Term Loan B, 07/27/26(m)		1,931	1,939,458
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 10/15/25		846	846,706
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 04/29/24		2,346	2,253,011
Scientific Games International, Inc., Term Loan B, 08/14/24(m)		3,725	3,702,672
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25		6,880	6,900,337
Station Casinos LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/08/23		5,876	5,883,716
Whataburger,Term Loan B, 07/17/26(m)		4,347	4,360,606
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 05/30/25		2,486	2,490,887
Wynn Resorts Ltd., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.66%, 10/22/24		951	951,933

			92,478,171

Household Durables — 0.0%

Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.81% - 5.88%, 11/08/23		1,167	795,324
(LIBOR USD 1 Month + 8.00%), 10.31%, 11/08/24		317	142,592

			937,916

Household Products — 0.0%
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 01/26/24		1,817	1,814,993
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 12/16/24		645	634,697

			2,449,690

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/15/24		2,570	2,570,282
Calpine Corp., Term Loan B9, (LIBOR USD 3 Month + 2.75%), 5.08%, 03/20/26		2,809	2,809,000

			5,379,282

Industrial Conglomerates — 0.1%
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 03/29/25		5,659	5,664,059
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58% - 5.65%, 02/21/25		1,851	1,799,292
Sundyne US Purchaser, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 04/23/26(d)		2,548	2,541,996
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.33%, 03/14/25		1,569	1,574,469
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/23		4,569	4,346,627

			15,926,443

Insurance — 0.3%
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.25%, 10/03/25(d)		1,027	1,028,709
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.63%, 05/09/25		1,680	1,666,694

Security	Par (000)		Value

Insurance (continued)

Alliant Holdings Intermediate LLC, Term Loan, 05/09/25(m)	USD	4,800	$4,729,741
AmWINS Group, Inc., Term Loan, 01/25/24(m)		5,371	5,371,435
AssuredPartners, Inc., Term Loan, 10/22/24(m)		4,260	4,235,331

Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/03/23		3,461	3,467,461

Asurion LLC, 2nd Lien Term Loan B2, 08/04/25(m)		2,886	2,935,293

Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/03/24		4,198	4,205,114

HUB International Ltd., Term Loan B, 04/25/25(m)		3,582	3,542,132

Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 12/31/25		5,751	5,656,609

USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		3,436	3,385,302

			40,223,821

IT Services — 0.7%
Aligned Energy LLC, Term Loan, 10/09/23(m)		40,000	39,758,700
Applied Systems, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 09/19/24		3,782	3,768,563
Boxer Parent Co., Inc., Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.58%, 10/02/25		3,702	3,557,950
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 04/29/24		2,024	2,001,358
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 06/01/22		2,387	2,380,476
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 11/27/24		1,100	1,103,914
GoDaddy, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 02/15/24		2,518	2,524,652
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 12/01/23		2,225	2,211,846
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 6.23% - 6.33%, 05/23/25		4,431	4,415,390
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 11/29/24		4,753	4,503,333
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.48%, 12/01/25(d)		1,077	1,009,375
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.83%, 08/01/25(d)		1,564	1,290,300
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		1,656	1,517,559
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.58%, 11/03/23		2,265	2,097,710
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 05/24/25		975	946,383
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 02/22/24		2,428	2,433,479
Solera LLC, Term Loan B1, 03/03/23(m)		3,519	3,505,813
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22		9,367	9,365,136
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 04/16/25		3,153	3,150,653
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.48%, 07/08/22		962	961,477

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(m)	USD	6,548	$6,545,531
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 04/10/23		5,467	5,478,015
Trans Union, 1st Lien Term loan B4, (LIBOR USD 1 Month + 2.00%), 4.23%, 06/19/25		1,047	1,048,729
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.73%, 08/27/25		7,201	7,230,144
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 07/02/25		3,104	3,042,771
Wex, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 05/15/26		5,918	5,921,479

			121,770,736

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 08/30/24		946	934,195
Sotera Health Holdings LLC, Term Loan, 05/15/22(d)(m)		2,309	2,311,887
Sterigenics-Nordion Holdings LLC, Term Loan, 05/15/22(m)		4,029	3,983,275

			7,229,357

Machinery — 0.1%
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24		851	848,955
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 07/30/24		927	928,506
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 04/01/24		2,546	2,533,664
Terex Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/31/24		423	423,206
Titan Acquisition Ltd., Term Loan, 03/28/25(m)		6,660	6,318,224
Welbilt, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 10/11/25		1,070	1,057,666

			12,110,221

Media — 0.4%
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.58%, 07/17/25(d)		1,754	1,747,828
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 04/30/25		15,687	15,709,932
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.83%, 01/25/26(d)		2,158	2,154,990
Cumulus Media New Holdings, Inc., Term Loan, 05/13/22(m)		905	910,857
Diamond Sports Group LLC, Term Loan, 07/17/26(m)		4,709	4,716,770
Gray Television, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/02/26		1,972	1,975,955
iHeartCommunications, Inc., 1st Lien Term Loan, 05/01/26(m)		4,680	4,711,450
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 01/02/24		2,326	2,344,839
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.49%, 12/01/23		2,062	2,065,777
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 03/24/25		1,391	1,387,095

Security	Par (000)		Value

Media (continued)
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 01/31/25	USD	1,430	$1,433,304
Midcontinent Communications, Term loan, 07/26/26(d)(m)		1,465	1,472,325
Nexstar Broadcasting, Inc., Term Loan B, 06/19/26(m)		2,270	2,269,523
Nielsen Finance LLC, Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.37%, 10/04/23		1,166	1,163,558
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 02/01/24		3,859	3,813,712
Telenet Financing LLC, Term Loan, 08/15/26(m)		1,844	1,835,068
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 09/28/23(d)		4,660	4,654,469
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 01/26/24		4,773	4,763,872
Unitymedia Finance LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.35%, 06/01/23		4,064	4,058,971
(LIBOR USD 1 Month + 2.25%), 4.60%, 01/15/26		505	504,490
Unitymedia Hessen GmbH &Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.60%, 09/30/25		3,465	3,462,020
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.98%, 03/15/24		1,061	1,037,462
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.83%, 01/15/26		2,409	2,413,529

			70,607,796

Metals & Mining — 0.0%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 7.02%, 07/31/25		1,064	1,047,403
Equinox Holdings, Inc., Term Loan B, 03/08/24(m)		4,011	4,014,877

			5,062,280

Mortgage Real Estate Investment Trusts (REITs) — 0.2%(d)
Chimera Special Holding LLC, Term Loan, (LIBOR USD 6 Month + 2.00%), 4.43%, 10/06/19		16,127	16,126,538
Starwood Austin, Term Loan, (LIBOR USD 6 Month + 3.11%), 4.66%, 11/01/24		18,000	18,000,000

			34,126,538

Multiline Retail — 0.0%
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 08/18/23		1,585	1,556,092
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.64%, 09/30/22		2,252	2,249,286
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.76%, 08/16/23		1,805	1,692,171
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 6.00%), 8.38%, 10/25/23		993	851,904

			6,349,453

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, 11/28/24(m)	USD	3,080	$2,969,315
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 12/08/23		1,327	1,316,853

			4,286,168

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.98%, 10/22/25		810	751,275
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.62%, 12/31/21		1,587	1,589,634
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 11/28/22		1,446	1,446,375
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 12/13/25		1,651	1,641,856
Euro Garages Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.33% - 6.39%, 02/07/25		3,028	2,994,579

			8,423,719

Personal Products — 0.0%
Sunshine Luxembourg VII SARL Covlite, Term Loan, 07/17/26(m)		1,700	1,705,525

Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.75%, 03/21/25		1,642	1,518,083
Bausch Health Cos., Inc., Term Loan, 06/02/25(m)		11,979	12,018,105
Catalent, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 05/08/26		3,002	3,014,681
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 04/29/24		2,399	2,184,432
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.60%, 01/31/25		6,363	6,376,688
Jaguar Holding Co. I, Term Loan, 08/18/22(m)		10,801	10,777,866
National Veterinary Associates, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/02/25		1,663	1,661,350

			37,551,205

Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(m)		5,386	5,417,993
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 04/02/25		1,040	1,040,008

			6,458,001

Real Estate Management & Development — 0.7%
ESH Hospitality, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 08/30/23		4,718	4,721,098
Forest City, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 12/31/25		1,985	2,000,528
Houston Center, Term Loan, 12/09/22(m)		46,000	46,000,000
Park Avenue Tower, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 03/09/24		32,762	32,761,512
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.52%, 02/08/25		1,761	1,673,421
Riata Corporate Park, Term Loan, (LIBOR USD 6 Month + 6.29%), 7.77%, 06/09/22(d)		20,000	20,000,000

			107,156,559

Security	Par (000)		Value

Road & Rail — 0.1%
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 08/18/22(d)	USD	649	$644,192
Uber Technologies, Inc., Term Loan, 07/13/23(m)		6,120	6,130,345

			6,774,537

Semiconductors & Semiconductor Equipment — 0.0%
Versum Materials, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 09/29/23		1,038	1,036,603

Software — 0.4%
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.01% - 7.01%, 09/29/23		1,752	1,598,620
Financial & Risk US Holdings, Inc., Term Loan, 10/01/25(m)		11,475	11,462,667
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 02/01/22		11,183	11,181,370
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 08/05/22		5,013	5,033,420
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.58%, 11/01/23		8,228	8,229,181
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 09/30/24		5,960	5,956,880
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.82%, 07/31/25		1,007	990,577
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 10/12/23		3,477	3,466,648
SolarWinds Holdings, Inc., Term Loan B, 02/05/24(m)		6,896	6,893,818
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 04/16/25		2,146	2,145,037
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.39%, 06/12/26		6,218	6,224,293
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/04/26		3,185	3,208,378

			66,390,889

Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 5.07%, 11/07/24		1,581	1,581,921
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 5.04%, 11/06/25(d)		1,337	1,342,295
IAA Spinco, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.63%, 05/22/26		1,266	1,270,642
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 08/18/21		1,017	995,771
Optiv, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/01/24		765	700,045

			5,890,674

Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.01%, 04/29/23		5,770	5,719,766

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.62%, 01/02/25		1,424	1,416,514
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.98%, 10/17/23		7,458	7,470,600

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Trading Companies & Distributors (continued)
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.98%, 10/31/25	USD	394	$394,419

			9,281,533

Wireless Telecommunication Services — 0.0%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.78%, 05/27/24		1,721	1,469,279
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 05/16/24		1,159	1,155,728
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 04/06/25		1,990	1,983,602
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.75%, 02/02/24		1,784	1,779,176

			6,387,785

Total Floating Rate Loan Interests — 6.8% (Cost: $1,130,217,303)			1,125,400,609

Foreign Agency Obligations — 0.6%

Argentina — 0.0%
YPF SA:
8.75%, 04/04/24(b)		4,770	4,868,381
8.75%, 04/04/24		340	347,013

			5,215,394

Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47(b)		6,730	7,489,228

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	1,800	1,963,334
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(j)	USD	520	517,075
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		1,100	1,060,686
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		432	428,128

			3,969,223

France — 0.0%
Electricite de France SA(a)(j):
(EUR Swap Annual 6 Year + 3.44%), 4.00%	EUR	600	720,790
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	500	662,774

			1,383,564

India — 0.1%
NTPC Ltd., 5.63%, 07/14/21	USD	2,590	2,725,165
Power Finance Corp. Ltd., 3.75%, 12/06/27		3,797	3,748,351
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		6,553	6,806,929

			13,280,445

Indonesia — 0.1%
Perusahaan Listrik Negara PT:
6.15%, 05/21/48		2,900	3,519,875
4.88%, 07/17/49		1,800	1,832,085
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24		2,300	2,446,142

Security	Par (000)		Value

Indonesia (continued)
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	8,500,000	$588,639

			8,386,741

Mexico — 0.2%
Petroleos Mexicanos:
6.00%, 03/05/20	USD	1,425	1,447,711
5.50%, 01/21/21		17,816	18,216,860
6.38%, 02/04/21		6,400	6,604,800
3.50%, 01/30/23		2,090	1,991,791
4.88%, 01/18/24		3,200	3,142,080

			31,403,242

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		8,333	8,564,762

Saudi Arabia — 0.0%
Saudi Arabian Oil Co.(b):
2.88%, 04/16/24		1,190	1,200,157
3.50%, 04/16/29		3,125	3,198,875

			4,399,032

South Africa — 0.1%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)		12,887	13,815,830

South Korea — 0.0%
Export-Import Bank of Korea, 3.00%, 11/01/22		3,700	3,770,962

Total Foreign Agency Obligations — 0.6% (Cost: $99,171,710)			101,678,423

Foreign Government Obligations — 2.8%

Argentina — 0.1%
Republic of Argentina:
6.88%, 04/22/21		1,740	1,567,740
4.63%, 01/11/23		8,140	6,814,706
8.75%, 05/07/24		266	188,863

			8,571,309

Brazil — 0.1%
Federative Republic of Brazil, 4.88%, 01/22/21		12,256	12,746,240

Chile — 0.2%
Republic of Chile:
2.25%, 10/30/22		3,250	3,256,094
3.13%, 03/27/25		13,600	14,184,800
3.13%, 01/21/26		4,700	4,896,812
3.24%, 02/06/28		16,080	16,853,850

			39,191,556

Colombia — 0.4%
Republic of Colombia:
4.00%, 02/26/24		16,600	17,434,150
8.13%, 05/21/24		10,300	12,701,187
4.50%, 01/28/26		12,870	13,893,165
3.88%, 04/25/27		8,585	8,958,448
4.50%, 03/15/29		5,872	6,409,655

			59,396,605

Croatia — 0.1%
Republic of Croatia, 6.63%, 07/14/20		7,384	7,670,130

Dominican Republic — 0.0%
Republic of Dominican, 6.88%, 01/29/26		3,200	3,640,000

Egypt — 0.2%
Arab Republic of Egypt:
5.75%, 04/29/20		7,158	7,283,265
6.13%, 01/31/22(b)		4,664	4,885,540

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Egypt (continued)
6.13%, 01/31/22	USD	12,427	$13,017,282
5.58%, 02/21/23(b)		3,970	4,118,875
6.20%, 03/01/24(b)		1,257	1,337,134
4.75%, 04/11/25(b)	EUR	985	1,139,122
7.60%, 03/01/29(b)	USD	2,808	3,008,070
6.38%, 04/11/31(b)	EUR	985	1,155,478

			35,944,766

Indonesia — 0.4%
Republic of Indonesia:
5.88%, 03/13/20	USD	24,677	25,201,386
3.75%, 04/25/22		4,394	4,523,074
4.75%, 01/08/26		6,864	7,533,240
3.50%, 01/11/28		5,460	5,596,500
4.10%, 04/24/28		4,070	4,356,172
6.13%, 05/15/28	IDR	307,980,000	20,093,294
4.75%, 02/11/29	USD	1,527	1,719,784

			69,023,450

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,585	2,454,328

Mexico — 0.1%
United Mexican States:
3.60%, 01/30/25		3,200	3,278,400
4.13%, 01/21/26		5,000	5,227,500
4.50%, 04/22/29		290	308,850
8.30%, 08/15/31		552	777,975

			9,592,725

Nigeria — 0.1%
Federal Republic of Nigeria, 7.63%, 11/21/25		7,377	8,211,523

Oman — 0.0%
Oman Government International Bond, 4.88%, 02/01/25(b)		4,794	4,777,213

Panama — 0.1%
Republic of Panama:
4.00%, 09/22/24		9,720	10,315,350
3.88%, 03/17/28		6,770	7,241,784

			17,557,134

Paraguay — 0.0%
Republic of Paraguay, 5.40%, 03/30/50(b)		4,945	5,567,761

Philippines — 0.1%
Republic of the Philippines:
4.20%, 01/21/24		12,585	13,536,741
5.50%, 03/30/26		6,000	7,072,500

			20,609,241

Poland — 0.1%
Republic of Poland:
3.00%, 03/17/23		6,700	6,871,688
3.25%, 04/06/26		6,800	7,148,772

			14,020,460

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		19,440	21,918,600
4.00%, 03/14/29(b)		12,805	13,965,453

			35,884,053

Russia — 0.1%
Russian Federation:
4.75%, 05/27/26		11,800	12,685,000

Security	Par (000)		Value

Russia (continued)
4.25%, 06/23/27	USD	7,400	$7,721,900

			20,406,900

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
4.00%, 04/17/25		7,000	7,486,500
4.38%, 04/16/29(b)		7,447	8,217,764
4.50%, 04/17/30		9,700	10,800,950
5.00%, 04/17/49		4,550	5,173,350
5.25%, 01/16/50(b)		4,527	5,316,396

			36,994,960

South Africa — 0.2%
Republic of South Africa:
5.50%, 03/09/20		12,770	12,961,550
5.88%, 05/30/22		9,220	9,830,825

			22,792,375

Sri Lanka — 0.1%
Republic of Sri Lanka:
6.25%, 10/04/20		3,585	3,634,294
6.25%, 07/27/21		473	480,538
5.75%, 01/18/22		1,750	1,763,125
6.85%, 03/14/24		1,250	1,285,938
7.85%, 03/14/29		6,400	6,662,000

			13,825,895

Turkey — 0.0%
Republic of Turkey, 4.88%, 04/16/43		7,695	6,059,813

Ukraine — 0.0%
Republic of Ukraine, 9.75%, 11/01/28		3,481	4,061,892

United Arab Emirates — 0.0%
Emirate of Abu Dhabi, 4.13%, 10/11/47		3,510	3,882,938

Total Foreign Government Obligations — 2.8% (Cost: $440,916,954)			462,883,267

		Shares

Investment Companies — 6.0%
DCP Midstream LP		587,228	17,346,715
iShares iBoxx $High Yield Corporate Bond ETF(n)*		8,123,339	706,161,859
iShares Short-Term Corporate Bond ETF*		4,485,005	239,364,717
NuStar Energy LP		347,395	10,074,455
Western Midstream Partners LP		1,112,737	30,043,899

Total Investment Companies — 6.0% (Cost: $992,466,542)			1,002,991,645

		Par (000)

Non-Agency Mortgage-Backed Securities — 7.3%

Collateralized Mortgage Obligations — 2.7%
Adjustable Rate Mortgage Trust(c):
Series 2005-8, Class 2A1, 4.48%, 11/25/35		3,552	3,294,993
Series 2005-8, Class 7A2, 2.83%, 11/25/35		1,765	1,756,510
Series 2005-9, Class 5A1, 2.81%, 11/25/35		1,579	1,582,063
Alternative Loan Trust:
Series 2005-16, Class A1, 4.15%, 06/25/35(c)		640	609,782
Series 2005-36, Class 2A1A, 2.58%, 08/25/35(c)		2,110	1,876,887
Series 2005-56, Class 1A1, 3.89%, 11/25/35(c)		3,889	3,965,328

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2005-61, Class 1A1, 2.79%, 12/25/35(c)	USD	335	$333,714
Series 2005-63, Class 3A3, 4.08%, 11/25/35(c)		3,624	3,424,195
Series 2005-63, Class 5A1, 4.10%, 12/25/35(c)		272	247,883
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		102	100,350
Series 2005-72, Class A1, 2.81%, 01/25/36(c)		3,721	3,636,675
Series 2005-72, Class A3, 2.87%, 01/25/36(c)		3,575	3,107,277
Series 2005-76, Class 2A1, 3.51%, 02/25/36(c)		6,887	6,489,862
Series 2006-11CB, Class 1A5, 6.00%, 05/25/36		992	823,907
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,375	1,030,676
Series 2006-20CB, Class A9, 6.00%, 07/25/36		667	482,744
Series 2006-2CB, Class A6, 5.50%, 03/25/36		1,045	760,935
Series 2006-45T1, Class 1A10, 6.00%, 02/25/37		3,673	2,489,867
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		2,566	2,106,980
Series 2006-7CB, Class 1A6, 6.00%, 05/25/36		1,128	882,004
Series 2006-9T1, Class A7, 6.00%, 05/25/36		530	389,066
Series 2006-J7, Class 2A1, 2.64%, 11/20/46(c)		6,233	4,446,695
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,677	1,162,393
Series 2006-OA14, Class 1A1, 4.24%, 11/25/46(c)		8,780	7,770,782
Series 2006-OA14, Class 2A1, 2.46%, 11/25/46(c)		7,949	7,119,322
Series 2006-OA14, Class 3A1, 3.36%, 11/25/46(c)		11,765	10,701,558
Series 2006-OA16, Class A2, 2.46%, 10/25/46(c)		527	507,076
Series 2006-OA2, Class A1, 2.48%, 05/20/46(c)		2,181	1,838,444
Series 2006-OA3, Class 2A1, 2.48%, 05/25/36(c)		12,781	11,398,505
Series 2006-OA8, Class 1A1, 2.46%, 07/25/46(c)		17,616	17,120,830
Series 2007-12T1, Class A22, 5.75%, 06/25/37		2,481	1,770,219
Series 2007-12T1, Class A5, 6.00%, 06/25/37		551	404,218
Series 2007-15CB, Class A7, 6.00%, 07/25/37		381	327,964
Series 2007-18CB, Class 2A25, 6.00%, 08/25/37		362	333,581
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,651	1,327,515
Series 2007-19, Class 1A8, 6.00%, 08/25/37		803	645,889
Series 2007-25, Class 1A3, 6.50%, 11/25/37		4,181	3,033,952
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		667	453,849
Series 2007-9T1, Class 2A1, 6.00%, 05/25/37		4,007	2,796,957
Series 2007-9T1, Class 2A2, 6.00%, 05/25/37		688	480,106
Series 2007-AL1, Class A1, 2.52%, 06/25/37(c)		8,482	6,956,545
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		1,873	1,143,746

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-OA11, Class A1A, 3.89%, 11/25/47(c)	USD	3,019	$2,703,536
Series 2007-OA3, Class 1A1, 2.41%, 04/25/47(c)		15,189	14,518,757
Series 2007-OA4, Class A1, 2.44%, 05/25/47(c)		5,956	5,701,306
Series 2007-OA8, Class 2A1, 2.45%, 06/25/47(c)		14,050	11,205,444
Alternative Loan Trust Resecuritization, Series 2006-22R, Class 1A6, 6.00%, 05/25/36		1,550	1,240,144
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 3.48%, 10/25/46(c)		16,399	15,880,217
Series 2006-3, Class 2A11, 3.45%, 10/25/46(c)		6,861	6,160,684
Series 2007-3, Class 22A1, 6.25%, 06/25/37(e)		1,206	1,092,178
Banc of America Funding Trust(c):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		665	634,779
Series 2006-D, Class 6A1, 4.08%, 05/20/36		496	488,308
Series 2007-D, Class 1A1, 2.48%, 06/20/47		1,878	1,699,648
Banc of America Mortgage Trust, Series 2004-L, Class 4A1, 4.60%, 01/25/35(c)		13	13,537
Bear Stearns ALT-ATrust, Series 2006-2, Class 11A1, 2.71%, 04/25/36(c)		8,383	9,659,158
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		1,018	1,001,894
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		1,215	1,125,390
Bear Stearns Mortgage Funding Trust(c):
Series 2007-AR2, Class A1, 2.44%, 03/25/37		2,364	2,211,704
Series 2007-AR3, Class 1A1, 2.41%, 03/25/37		3,036	2,919,555
Series 2007-AR4, Class 1A1, 2.47%, 09/25/47		4,065	3,883,572
CGMSE_14-2X, Series 2014-2X, 5.70%, 11/17/31(c)	EUR	384	410,917
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/49(b)(c)	USD	823	831,785
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1, 2.54%, 04/25/35(c)		2,256	2,210,340
Series 2005-9, Class 1A1, 2.87%, 05/25/35(c)		4,483	4,187,915
Series 2006-OA4, Class A1, 3.47%, 04/25/46(c)		3,147	1,558,989
Series 2007-21, Class 1A1, 6.25%, 02/25/38		235	188,761
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		917	626,467
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,400	956,622
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 01/25/37		120	117,645
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		32	30,458
CSMC Trust(b):
Series 2008-2R, Class 1A1, 6.00%, 07/25/37		933	880,106
Series 2018-RPL8, Class A1, 4.12%, 07/25/58(c)		25,541	25,741,302
Series 2019-JR1, Class A1, 4.10%, 09/27/66(c)		6,897	6,925,245
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 3A1, 2.46%, 08/25/47(c)		16,869	15,885,493

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 3.69%, 02/25/37(c)	USD	2,024	$1,592,294
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 4.07%, 05/25/35(c)		63	61,805
GreenPoint Mortgage Funding Trust(c):
Series 2006-AR1, Class GA1B, 2.44%, 02/25/36		6,247	5,964,752
Series 2006-AR2, Class 4A1, 4.51%, 03/25/36		2,105	2,093,733
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		16	36,030
Series 2006-OA1, Class 1A1, 2.49%, 08/25/46(c)		29,275	11,732,937
Impac CMB Trust, Series 2005-6, Class 1A1, 2.77%, 10/25/35(c)		2,562	2,506,304
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37		956	932,501
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,262	1,313,829
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR15, Class 1A1, 3.87%, 08/25/37		157	136,182
Series 2007-AR15, Class 2A1, 3.77%, 08/25/37		735	634,768
JPMorgan Trust, Series 2015-3, Class A5, 3.50%, 05/25/45(b)(c)		1,351	1,371,773
Lehman XS Trust, Series 2007-20N, Class A1, 3.42%, 12/25/37(c)		14,157	13,416,337
LHOME Mortgage Trust, Series 2019-RTL2, Class A1, 3.84%, 03/25/24(b)(d)		19,000	19,000,000
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, 3.90%, 04/01/24(b)(c)		19,222	19,231,552
LSTAR Securities Investment Trust(b)(c):
Series 2019-1, Class A1, 4.10%, 03/01/24		3,897	3,910,611
Series 2019-2, Class A1, 3.90%, 04/01/24		15,826	15,865,995
Merrill Lynch Mortgage Investors Trust(c):
Series 2005-A9, Class 2A1E, 4.42%, 12/25/35		1,011	995,454
Series 2006-1, Class 2A1, 4.32%, 02/25/36		515	520,906
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(b)(c)		486	492,189
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, 4.10%, 04/20/31(c)		2,250	2,161,804
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2, 6.00%, 05/25/35		15	14,096
Series 2006-DR1, Class 2A1, 5.50%, 05/25/35		580	493,624
RALI Trust, Series 2007-QS4, Class 3A2, 6.00%, 03/25/37		277	258,196
RCO V Mortgage LLC, Series 2019-1, Class A1, 3.72%, 05/24/24(b)(e)		9,801	9,853,829
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 01/25/37		369	233,363
RFMSI Trust, Series 2007-S7, Class A20, 6.00%, 07/25/37		71	68,914
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 4.42%, 04/25/47(c)		325	239,674
Structured Asset Mortgage Investments II Trust(c):
Series 2006-AR2, Class A1, 2.50%, 02/25/36		1,507	1,481,468
Series 2006-AR4, Class 3A1, 2.46%, 06/25/36		12,259	11,892,374

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-AR6, Class 2A1, 2.46%, 07/25/46	USD	15,077	$13,046,278
Series 2007-AR4, Class GA4B, 2.45%, 09/25/47		3,860	3,703,443
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2007-OA4, Class 1A, 3.28%, 05/25/47		2,602	2,470,951
Series 2007-OA5, Class 1A, 3.26%, 06/25/47		9,143	8,737,839
Series 2007-OA6, Class 1A, 3.32%, 07/25/47		4,796	4,385,695
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-8, Class A5, 4.44%, 10/25/36(e)		1,333	736,613
Series 2006-AR5, Class 1A, 3.49%, 06/25/46(c)		6,652	5,047,794
Series 2007-OA1, Class 2A, 3.23%, 12/25/46(c)		6,264	5,556,838
Series 2007-OA5, Class A1A, 3.35%, 05/25/47(c)		4,582	4,310,203

			440,326,648

Commercial Mortgage-Backed Securities — 4.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(c)		9,251	9,030,275
280 Park Avenue Mortgage Trust(b)(c):
Series 2017-280P, Class A, 3.21%, 09/15/34		975	975,306
Series 2017-280P, Class E, 4.44%, 09/15/34		29,015	29,169,267
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(b)		1,750	1,762,844
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.43%, 04/15/35(b)(c)		4,500	4,528,170
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		173	173,664
Atrium Hotel Portfolio Trust(b)(c):
Series 2017-ATRM, Class D, 4.28%, 12/15/36		11,310	11,338,229
Series 2017-ATRM, Class E, 5.38%, 12/15/36		2,388	2,402,768
Aventura Mall Trust(b)(c):
Series 2013-AVM, Class A, 3.74%, 12/05/32		2,000	2,021,535
Series 2013-AVM, Class E, 3.74%, 12/05/32		5,635	5,695,899
BAMLL Commercial Mortgage Securities Trust(b)(c):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		23,440	22,903,130
Series 2017-SCH, Class CL, 3.83%, 11/15/32		3,225	3,225,000
Series 2017-SCH, Class DL, 4.33%, 11/15/32		3,965	3,965,000
Series 2018-DSNY, Class D, 4.03%, 09/15/34		11,982	11,997,065
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		811	812,140
Barclays Commercial Mortgage Trust, Series 2019-C3, Class C, 4.18%, 05/15/52		3,442	3,564,827
Bayview Commercial Asset Trust(b)(c):
Series 2005-2A, Class A1, 2.58%, 08/25/35		4,654	4,479,042
Series 2005-3A, Class A1, 2.59%, 11/25/35		1,106	1,067,888
Series 2007-1, Class A1, 2.49%, 03/25/37		6,694	6,359,944
Series 2007-3, Class A2, 2.56%, 07/25/37		5,994	5,663,006
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M3, 3.12%, 04/25/36(b)(c)		3,348	3,346,443

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BBCMS Mortgage Trust(b)(c):
Series 2018-CHRS, Class E, 4.27%, 08/05/38	USD	1,750	$1,591,725
Series 2018-TALL, Class D, 3.77%, 03/15/37		2,000	2,003,120
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(b)(c)		375	369,850
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(c)		2,672	2,658,775
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PW10, Class B, 5.61%, 12/11/40		4,000	4,080,969
Series 2007-PW18, Class B, 6.48%, 06/11/50(b)		2,239	2,300,133
Benchmark Mortgage Trust(c):
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		1,250	1,148,650
Series 2018-B7, Class C, 4.86%, 05/15/53		4,770	5,322,387
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,694,511
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	2,044,654
Series 2015-1740, Class E, 4.45%, 01/10/35(c)		2,000	2,054,249
BX Commercial Mortgage Trust(b)(c):
Series 2018-IND, Class G, 4.38%, 11/15/35		11,776	11,838,528
Series 2018-IND, Class H, 5.33%, 11/15/35		13,400	13,471,441
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		6,800	6,914,502
Series 2017-CC, Class E, 3.55%, 08/13/37		10,985	10,415,748
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(c)		3,040	3,101,307
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.07%, 04/15/44(b)(c)		3,027	3,166,754
Series 2016-C4, Class C, 4.87%, 05/10/58(c)		3,330	3,551,098
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		2,100	2,236,838
CGBAM Commercial Mortgage Trust(b):
Series 2015-SMRT, Class B, 3.21%, 04/10/28		415	415,775
Series 2015-SMRT, Class E, 3.79%, 04/10/28(c)		2,550	2,561,804
Series 2015-SMRT, Class F, 3.79%, 04/10/28(c)		800	803,703
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A, 3.12%, 07/15/32		1,740	1,740,697
Series 2017-BIOC, Class D, 3.93%, 07/15/32		7,220	7,233,563
Series 2017-BIOC, Class E, 4.48%, 07/15/32		5,169	5,172,230
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A3, 2.82%, 04/10/46		1,841	1,868,838
Series 2014-GC19, Class C, 5.09%, 03/10/47(c)		2,278	2,450,207
Series 2015-GC27, Class AAB, 2.94%, 02/10/48		1,090	1,108,710
Series 2015-GC27, Class C, 4.43%, 02/10/48(c)		3,000	3,063,752
Series 2016-C1, Class C, 4.95%, 05/10/49(c)		2,870	3,143,826
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(c)		980	998,715
Series 2016-C2, Class AAB, 2.71%, 08/10/49		930	941,113

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2016-GC37, Class C, 4.92%, 04/10/49(c)	USD	2,640	$2,835,272
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		3,446	2,871,627
Series 2016-P3, Class C, 4.83%, 04/15/49(c)		1,271	1,372,334
Series 2016-P5, Class AAB, 2.84%, 10/10/49		1,700	1,726,496
Series 2016-P6, Class C, 4.28%, 12/10/49(c)		2,400	2,513,181
Series 2018-C6, Class C, 5.07%, 11/10/51(c)		3,976	4,481,135
CLNS Trust(b)(c):
Series 2017-IKPR, Class A, 3.17%, 06/11/32		1,080	1,079,981
Series 2017-IKPR, Class E, 5.87%, 06/11/32		1,738	1,746,682
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.71%, 06/10/44(b)(c)		2,879	2,930,324
Series 2012-LC4, Class A4, 3.29%, 12/10/44		1,387	1,410,530
Series 2013-300P, Class A1, 4.35%, 08/10/30(b)		960	1,022,732
Series 2013-300P, Class D, 4.39%, 08/10/30(b)(c)		3,000	3,136,029
Series 2013-CR12, Class A4, 4.05%, 10/10/46		965	1,024,365
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		699	703,300
Series 2013-LC6, Class A3, 2.67%, 01/10/46		646	652,394
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)		405	401,784
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		1,845	1,896,883
Series 2014-CR15, Class C, 4.75%, 02/10/47(c)		2,050	2,206,929
Series 2014-CR17, Class A5, 3.98%, 05/10/47		1,010	1,077,647
Series 2014-CR18, Class ASB, 3.45%, 07/15/47		1,918	1,958,549
Series 2014-LC15, Class ASB, 3.53%, 04/10/47		1,866	1,910,603
Series 2015-CR23, Class B, 4.18%, 05/10/48(c)		9,520	10,034,033
Series 2015-CR23, Class CMC, 3.68%, 05/10/48(b)(c)		7,688	7,702,200
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(c)		18,170	18,181,432
Series 2015-CR23, Class CME, 3.68%, 05/10/48(b)(c)		2,180	2,176,079
Series 2015-CR25, Class C, 4.54%, 08/10/48(c)		1,024	1,066,266
Series 2015-LC19, Class C, 4.26%, 02/10/48(c)		8,623	9,017,614
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		3,282	3,010,942
Series 2015-LC21, Class ASB, 3.42%, 07/10/48		1,045	1,079,042
Series 2015-LC21, Class C, 4.30%, 07/10/48(c)		6,010	6,277,585
Series 2015-PC1, Class ASB, 3.61%, 07/10/50		600	621,581
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(c)		3,200	3,056,125
Series 2016-CR28, Class A3, 3.50%, 02/10/49		2,415	2,544,917
Series 2016-DC2, Class ASB, 3.55%, 02/10/49		500	520,495
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		3,425	3,148,630

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-HCLV, Class B, 3.72%, 09/15/33(b)(c)	USD	2,500	$2,495,275
Core Industrial Trust(b):
Series 2015-CALW, Class G, 3.85%, 02/10/34(c)		6,060	6,249,732
Series 2015-TEXW, Class A, 3.08%, 02/10/34		1,552	1,584,527
Series 2015-TEXW, Class D, 3.85%, 02/10/34(c)		1,500	1,545,426
Series 2015-TEXW, Class E, 3.85%, 02/10/34(c)		3,570	3,658,882
Series 2015-WEST, Class E, 4.23%, 02/10/37(c)		6,400	6,960,644
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37(c)		29	28,944
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class ASB, 3.22%, 06/15/57		1,440	1,472,341
Series 2016-C6, Class C, 4.75%, 01/15/49(c)		3,950	4,221,464
Series 2018-C14, Class D, 4.89%, 11/15/51(b)(c)		5,030	5,191,713
CSMC Trust, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		2,000	2,079,416
CSWF, Series 2018-TOP, Class A, 3.33%, 08/15/35(b)(c)		395	395,510
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(b)(c)		8,736	8,184,433
DBUBS Mortgage Trust(b)(c):
Series 2017-BRBK, Class E, 3.53%, 10/10/34		10,428	10,434,237
Series 2017-BRBK, Class F, 3.53%, 10/10/34		3,710	3,652,127
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		1,876	1,936,857
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A, 3.37%, 06/10/28		2,000	2,029,064
Series 2014-GRCE, Class F, 3.59%, 06/10/28(c)		10,256	10,298,596
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J, 5.86%, 05/03/32(b)		1,500	1,692,831
Series 2013-GC10, Class AAB, 2.56%, 02/10/46		1,404	1,405,309
Series 2013-KING, Class C, 3.44%, 12/10/27(b)(c)		5,600	5,595,733
Series 2013-KING, Class D, 3.44%, 12/10/27(b)(c)		3,750	3,742,247
Series 2013-KING, Class E, 3.44%, 12/10/27(b)(c)		11,600	11,561,739
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A, 3.55%, 04/10/34		863	885,812
Series 2016-RENT,Class C, 4.07%, 02/10/29(c)		2,550	2,577,769
Series 2017-500K, Class D, 3.62%, 07/15/32(c)		1,130	1,130,707
Series 2017-500K, Class E, 3.83%, 07/15/32(c)		1,650	1,654,140
Series 2017-500K, Class F, 4.12%, 07/15/32(c)		540	541,810
Series 2017-500K, Class G, 4.83%, 07/15/32(c)		280	277,646

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-HULA, Class D, 4.12%, 07/15/25(c)	USD	2,318	$2,330,734
GS Mortgage Securities Trust:
Series 2013-GC12, Class AAB, 2.68%, 06/10/46		1,518	1,518,712
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		1,769	1,826,347
Series 2014-GC20, Class AAB, 3.66%, 04/10/47		1,914	1,970,488
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		2,000	2,064,907
Series 2015-GC30, Class A2, 2.73%, 05/10/50		2,000	1,998,819
Series 2015-GC32, Class C, 4.41%, 07/10/48(c)		2,085	2,201,876
Series 2015-GC32, Class D, 3.35%, 07/10/48		2,282	2,122,808
Series 2016-GS3, Class AAB, 2.78%, 10/10/49		2,766	2,811,779
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		2,749	2,557,630
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		1,260	1,143,843
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.66%, 07/15/45		910	951,599
Series 2013-C14, Class ASB, 3.76%, 08/15/46(c)		1,552	1,594,347
Series 2015-C28, Class ASB, 3.04%, 10/15/48		1,641	1,671,008
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(c)		1,898	1,867,198
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C, 3.89%, 03/15/50(c)		5,137	5,297,405
Series 2017-JP5, Class D, 4.64%, 03/15/50(b)(c)		7,320	7,531,426
Series 2017-JP6, Class A3, 3.11%, 07/15/50		500	514,556
JPMDB Commercial Mortgage Securities Trust(c):
Series 2017-C5, Class C, 4.51%, 03/15/50		1,486	1,583,026
Series 2017-C5, Class D, 4.57%, 03/15/50(b)		2,170	2,222,077
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Class A3, 3.51%, 05/15/45		1,909	1,964,535
Series 2012-CBX, Class A4, 3.48%, 06/15/45		2,150	2,195,286
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		1,644	1,680,287
Series 2013-LC11, Class ASB, 2.55%, 04/15/46		1,625	1,630,650
Series 2015-JP1, Class D, 4.24%, 01/15/49(c)		5,750	5,789,419
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(c)		2,630	2,639,351
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(c)		3,750	3,751,395
Series 2016-JP2, Class ASB, 2.71%, 08/15/49		2,916	2,960,479
Series 2018-WPT,Class FFX, 5.54%, 07/05/33(b)		2,840	2,897,931
Series 2019-OSB, Class E, 3.78%, 06/05/39(b)(c)		2,800	2,836,563
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 4.12%, 05/15/36(b)(c)		12,751	12,750,923

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40(c)	USD	5	$5,395
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(b)(c)		2,500	2,499,370
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50(b)(c)		3,375	3,321,222
MAD Mortgage Trust, Series 2017-330M, Class D, 3.98%, 08/15/34(b)(c)		3,305	3,369,309
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(c)		6,670	6,723,703
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(c)		1,429	1,450,193
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.08%, 07/15/46(c)		1,380	1,466,777
Series 2013-C12, Class A4, 4.26%, 10/15/46(c)		1,395	1,493,381
Series 2013-C9, Class A4, 3.10%, 05/15/46		2,000	2,049,656
Series 2014-C15, Class A4, 4.05%, 04/15/47		520	554,382
Series 2014-C18, Class A2, 3.19%, 10/15/47		346	346,323
Series 2014-C19, Class A2, 3.10%, 12/15/47		1,088	1,087,011
Series 2015-C23, Class A2, 2.98%, 07/15/50		2,000	2,000,867
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(c)		2,800	2,745,839
Series 2015-C25, Class D, 3.07%, 10/15/48		7,113	6,770,190
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		3,232	3,010,370
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		3,161	3,366,138
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,570	1,393,083
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.28%, 10/15/42(c)		2,670	2,737,262
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(c)		950	955,761
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(c)		5,625	5,651,733
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(c)		3,392	3,384,100
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,529,570
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(c)		7,725	7,322,156
Series 2017-CLS, Class A, 3.03%, 11/15/34(b)(c)		2,760	2,760,004
Series 2017-CLS, Class F, 4.93%, 11/15/34(b)(c)		7,904	7,923,773
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	6,069,555
Series 2017-JWDR, Class D, 4.28%, 11/15/34(b)(c)		2,290	2,295,715
Series 2017-JWDR, Class E, 5.38%, 11/15/34(b)(c)		2,150	2,158,065
Series 2018-H3, Class C, 4.85%, 07/15/51(c)		2,880	3,123,556
Series 2018-MP, Class E, 4.28%, 07/11/40(b)(c)		2,930	2,905,518
Series 2018-SUN, Class F, 4.88%, 07/15/35(b)(c)		4,040	4,075,389
Olympic Tower Mortgage Trust, Series 2017-OT,Class E, 3.95%, 05/10/39(b)(c)		8,300	8,370,091
Prima Capital CRE Securitization Ltd.(b)(d):
Series 2015-4A, Class C, 4.00%, 08/24/49		3,210	3,200,370
Series 2016-6A, Class C, 4.00%, 08/24/40		16,500	16,392,750
RAIT Trust(b)(c):
Series 2017-FL7, Class A, 3.27%, 06/15/37		172	170,968

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-FL7, Class C, 4.83%, 06/15/37	USD	990	$987,266
ROCKT(c):
Series 2019-1A, 5.37%, 04/20/32		1,000	999,235
Series 2019-1A, 6.47%, 04/20/32		2,000	1,996,217
USDC, Series 2018-USDC, Class F, 4.49%, 05/13/38(b)(c)		2,550	2,555,079
Velocity Commercial Capital Loan Trust, Series 2014-1, Class M6, 8.77%, 09/25/44(b)(c)		3,309	3,286,247
VNDO Mortgage Trust(b):
Series 2012-6AVE, Class E, 3.34%, 11/15/30(c)		3,000	3,020,194
Series 2013-PENN, Class A, 3.81%, 12/13/29		1,575	1,596,315
Series 2013-PENN, Class D, 3.95%, 12/13/29(c)		5,060	5,097,532
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class B, 4.49%, 09/15/57(c)		1,600	1,717,690
Series 2015-NXS4, Class D, 3.60%, 12/15/48(c)		898	894,862
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,093	963,483
Series 2016-C32, Class ASB, 3.32%, 01/15/59		514	531,664
Series 2016-C34, Class C, 5.03%, 06/15/49(c)		1,080	1,159,938
Series 2016-C37, Class C, 4.49%, 12/15/49(c)		4,000	4,234,153
Series 2016-LC25, Class C, 4.42%, 12/15/59(c)		8,320	8,612,629
Series 2016-NXS5, Class D, 4.88%, 01/15/59(c)		2,750	2,873,819
Series 2016-NXS6, Class C, 4.31%, 11/15/49(c)		4,783	5,068,545
Series 2017-C39, Class C, 4.12%, 09/15/50		3,268	3,386,832
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(c)		1,690	1,681,907
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(c)		787	678,691
Series 2018-BXI, Class E, 4.48%, 12/15/36(b)(c)		1,488	1,486,167
Series 2018-C44, Class C, 4.84%, 05/15/51(c)		2,346	2,524,844
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		2,150	1,962,134
Series 2018-C45, Class C, 4.73%, 06/15/51		1,158	1,229,118
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		2,390	2,434,704
Series 2013-C12, Class ASB, 2.84%, 03/15/48		1,894	1,904,063
Series 2013-C15, Class A4, 4.15%, 08/15/46(c)		780	828,305
Series 2014-C20, Class A4, 3.72%, 05/15/47		770	808,466
Series 2014-C20, Class ASB, 3.64%, 05/15/47		1,499	1,538,230
Series 2014-C22, Class C, 3.76%, 09/15/57(c)		1,300	1,294,783
Series 2014-LC14, Class A4, 3.77%, 03/15/47		605	637,461

			738,377,785

Interest Only Commercial Mortgage-Backed Securities — 0.2%(c)
BBCMS Trust(b):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		78,000	4,714,320
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		35,000	534,100

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.17%, 11/10/49	USD	64,450	$4,316,434
Commercial Mortgage Trust:
Series 2014-UBS5, Class XB2, 0.75%, 09/10/47(b)		12,675	446,921
Series 2015-CR25, Class XA, 0.90%, 08/10/48		22,494	924,755
GS Mortgage Securities Corp. II, Series 2013- KING, Class XA, 0.73%, 12/10/27(b)		34,189	23,792
GS Mortgage Securities Trust, Series 2014- GC20, Class XA, 1.06%, 04/10/47		770	26,419
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.85%, 09/15/47		7,384	260,586
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		40,477	1,893,251
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50(b)		46,785	1,979,895
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XB, 0.35%, 04/15/47(b)		80,982	1,303,713
Series 2015-C26, Class XD, 1.34%, 10/15/48(b)		12,675	944,034
Series 2016-C31, Class XA, 1.42%, 11/15/49		50,310	3,758,865
Series 2016-C32, Class XA, 0.74%, 12/15/49		32,214	1,377,651
Morgan Stanley Capital I Trust, Series 2016- UBS9, Class XD, 1.54%, 03/15/49(b)		13,600	1,248,072
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA, 0.20%, 04/09/37		40,610	685,586
Series 2017-75B, Class XB, 0.03%, 04/09/37		27,000	116,916
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.14%, 12/13/29(b)		121,745	270,274
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)		11,784	853,161
Series 2016-LC25, Class XA, 1.00%, 12/15/59		22,675	1,133,937
WFRBS Commercial Mortgage Trust:
Series 2014-C20, Class XB, 0.57%, 05/15/47		57,079	1,557,176
Series 2014-LC14, Class XA, 1.23%, 03/15/47		48,732	2,083,903

			30,453,761

Total Non-Agency Mortgage-Backed Securities — 7.3% (Cost: $1,151,259,119)			1,209,158,194

		Shares

Participation Notes — 0.0%

Electronic Equipment, Instruments & Components — 0.0%
Deutsche Bank AG (Merry Electronics Co. Ltd.), due 02/01/28		168,825	812,169

Total Participation Notes — 0.0% (Cost: $980,564)			812,169

Security		Par (000)	Value

Preferred Securities — 4.6%

Capital Trusts — 3.2%

Banks — 1.0%(i)(j)
Bank of America Corp.:
Series X, 6.25%	USD	36,885	$40,112,438
Series Z, 6.50%		532	591,983
Series AA, 6.10%		11,538	12,591,419
Citizens Financial Group, Inc., Series A, 5.50%		5,500	5,541,250
Fifth Third Bancorp, Series J, 4.90%		14,175	14,104,125
HSBC Holdings plc, 6.37%		2,000	2,079,240
ING Groep NV, 6.00%		1,500	1,508,850
JPMorgan Chase & Co.:
Series V, 5.64%		2,250	2,252,250
Series S, 6.75%		7,250	8,041,664
Series X, 6.10%		2,015	2,151,012
Lloyds Banking Group plc, 6.66%(b)		3,000	3,168,750
M&T Bank Corp., Series F, 5.13%		14,800	15,318,000
SunTrust Banks, Inc.:
Series G, 5.05%		33,220	33,386,100
Series H, 5.13%		16,825	16,656,750
Wells Fargo &Co.:
Series S, 5.90%		12,765	13,546,856
Series U, 5.87%		3,330	3,646,350

			174,697,037

Capital Markets — 0.5%(i)(j)
Bank of New York Mellon Corp. (The), Series F, 4.62%		29,850	29,999,250
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		12,395	12,504,076
Series P, 5.00%		17,822	17,406,035
Series O, 5.30%		4,315	4,533,770
Morgan Stanley, Series H, 5.91%		4,057	4,067,143
Northern Trust Corp., Series D, 4.60%		17,700	17,744,250

			86,254,524

Consumer Finance — 0.6%(i)(j)
Capital One Financial Corp., Series E, 5.55%		24,138	24,439,725
Discover Financial Services, Series C, 5.50%		24,300	24,126,498
General Motors Financial Co., Inc., Series A, 5.75%		51,647	48,160,827

			96,727,050

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(i)(j)		16,815	17,907,975

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(j)		146	150,015

Insurance — 0.2%(i)(j)
Progressive Corp. (The), Series B, 5.38%		9,110	9,394,688
XLIT Ltd., Series E, 4.76%		18,160	18,169,080

			27,563,768

Oil, Gas & Consumable Fuels — 0.8%(i)(j)
Andeavor Logistics LP, Series A, 6.87%		55,665	55,665,000
Energy Transfer Operating LP, Series B, 6.63%		33,675	31,991,250
EnLink Midstream Partners LP, Series C, 6.00%		14,325	11,173,500
Plains All American Pipeline LP, Series B, 6.13%		33,500	32,309,410

			131,139,160

Total Capital Trusts — 3.2% (Cost: $527,927,757)			534,439,529

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.8%

Banks — 0.2%
Itau Unibanco Holding SA (Preference)	426,388	$3,900,377
KeyCorp, Series E, 6.13%(i)(j)	375,000	10,912,500
US Bancorp, Series F, 6.50%(i)(j)	442,000	11,942,840

		26,755,717

Beverages — 0.0%
Embotelladora Andina SA (Preference), Series B	48,580	170,785

Capital Markets — 0.3%(n)
Morgan Stanley, Series K, 5.85%(i)(j)	1,995,000	54,802,650

Consumer Finance — 0.1%
SLM Corp., Series B, 4.11%(i)(j)	122,000	7,085,760

Electric Utilities — 0.0%
Entergy Arkansas LLC:
4.90%	102,000	2,778,480
4.88%	93,168	2,465,225
Entergy Louisiana LLC 4.88%	32,274	841,060
Entergy Mississippi LLC 4.90%	94,932	2,511,901
Entergy Texas, Inc. 5.63%	146,739	4,014,779

		12,611,445

Equity Real Estate Investment Trusts (REITs) — 0.1%(b)(j)
Firstar Realty LLC 8.88%	5,000	5,700,000
SunTrust Real Estate Investment Corp. 9.00%(d)	15	1,608,971

		7,308,971

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Preference)	171,868	4,199,932

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (Preference)	689,952	21,338,029

Total Preferred Stocks — 0.8% (Cost: $128,749,130)		134,273,289

Trust Preferreds — 0.6%

Banks — 0.0%
GMAC Capital Trust I, Series 2, 8.30%, 02/15/40(i)	182,724	4,816,605

Capital Markets — 0.4%
State Street Corp., 3.41%, 06/15/47(i)	77,916,000	60,384,900

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.09%, 12/21/65(b)(i)	25,372,000	17,760,400

Consumer Finance — 0.1%
ILFC E-Capital Trust II, 4.34%, 12/21/65(b)(i)	11,944,000	8,539,960

Total Trust Preferreds — 0.6% (Cost: $109,180,278)		91,501,865

Total Preferred Securities — 4.6% (Cost: $765,857,165)		760,214,683

	Par (000)

U.S. Government Sponsored Agency Securities — 0.7%

Collateralized Mortgage Obligations — 0.1%
Federal National Mortgage Association:
Series 2013-133, Class NA, 3.00%, 05/25/36	475	477,567
Series 2016-49, Class DA, 3.50%, 10/25/42	728	758,664
Series 2016-76, Class ME, 3.00%, 01/25/46	4,316	4,393,184

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Federal National Mortgage Association Variable Rate Notes, Series 2017-C02, Class 2M1, (LIBOR USD 1 Month +1.15%), 3.42%, 09/25/29(a)	USD	840	$842,201
Government National Mortgage Association, Series 2013-131, Class PA, 3.50%, 06/16/42		2,163	2,196,767

			8,668,383

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp., Series KJ05, Class A2, 2.16%, 10/25/21		1,316	1,313,733
Federal Home Loan Mortgage Corp. Variable Rate Notes(i):
Series 2018-K732, Class B, 4.06%, 05/25/25(b)		1,500	1,562,885
Series 2018-SB52, Class A5F, 3.25%, 05/25/23		906	935,635

			3,812,253

Interest Only Commercial Mortgage-Backed Securities — 0.0%(i)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K055, Class X1, 1.36%, 03/25/26		22,466	1,712,184
Series K714, Class X1, 0.66%, 10/25/20		53,840	305,454
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.14%, 01/25/22		1,705	42,365
Government National Mortgage Association Variable Rate Notes, Series 2017-44, 0.70%, 04/17/51		27,951	1,621,971

			3,681,974

Mortgage-Backed Securities — 0.6%
Federal Home Loan Mortgage Corp.:
3.50%, 07/01/32		2,403	2,506,931
4.00%, 07/01/26 - 03/01/34		2,023	2,137,664
4.50%, 07/01/47 - 03/01/49		2,952	3,209,572

Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 2.86%, 11/01/45(a)		2,177	2,197,641

Uniform Mortgage Backed Securities:

2.50%, 04/01/28 - 04/01/33		19,587	19,711,543

3.00%, 09/01/28 - 08/01/34		16,711	17,058,649

3.50%, 06/01/32 - 04/01/34		4,178	4,356,429

4.00%, 05/01/27 - 03/01/34		17,511	18,327,676

4.50%, 04/01/24 - 07/01/49		28,558	30,671,296

			100,177,401

Total U.S. Government Sponsored Agency Securities — 0.7% (Cost: $115,902,409)			116,340,011

Total Long-Term Investments — 96.5% (Cost: $15,676,028,150)			16,047,868,424

Short-Term Securities — 5.9%

		Par (000)

Foreign Government Obligations — 0.1%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills, 0.00%, 08/20/19(o)	EGP	175,475	10,506,871

Total Foreign Government Obligations — 0.1% (Cost: $9,953,400)			10,506,871

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds — 5.8%(p)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 2.20%*	783,040,104	$783,040,104
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Class, 2.12%	4,668,697	4,668,697

Security	Shares	Value

Money Market Funds (continued)
SL Liquidity Series, LLC, Money Market Series, 2.50%(q)*	184,750,442	$184,787,393

Total Money Market Funds — 5.8% (Cost: $972,460,377)		972,496,194

Total Short-Term Securities — 5.9% (Cost: $982,413,777)		983,003,065

Total Options Purchased — 0.0% (Cost: $39,121)		20,800

Total Investments — 102.4% (Cost: $16,658,481,048)		17,030,892,289

Liabilities in Excess of Other Assets — (2.4)%		(404,924,856)

Net Assets — 100.0%		$16,625,967,433

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Convertible security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Security, or a portion of the security, is on loan.
(o)	Zero-coupon bond.
(p)	Annualized 7-day yield as of period end.
(q)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 07/31/18	Shares Purchased	Shares Sold		Par/Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,655,376,352	—	(872,336,248	)(b)	783,040,104	$783,040,104	$13,922,386		$—	$—
SL Liquidity Series, LLC, Money Market Series	423,903,737	—	(239,153,295	)(b)	184,750,442	184,787,393	7,464,055	(c)	92,391	(62,138)
iShares iBoxx $ High Yield Corporate Bond ETF	6,154,836	10,799,900	(8,831,397)		8,123,339	706,161,859	46,425,640		(14,461,423)	17,974,611
iShares Short-Term Corporate Bond ETF	—	7,202,399	(2,717,394)		4,485,005	239,364,717	2,934,390		232,128	4,361,606

						$1,913,354,073	$70,746,471		$(14,136,904)	$22,274,079

(a)	Includes net capital gain distributions, if applicable.

(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	7,591	09/19/19	$967,259	$14,954,359
U.S. Treasury Long Bond	4,028	09/19/19	626,732	23,762,320
U.S. Treasury Ultra Bond	3	09/19/19	533	7,200
MSCI Emerging Markets E-Mini Index	159	09/20/19	8,154	(91,012)
STOXX 600 Banks Index	16	09/20/19	115	(581)
U.S. Treasury 2 Year Note	410	09/30/19	87,907	(155,874)
U.S. Treasury 5 Year Note	10,453	09/30/19	1,228,799	10,879,244

				49,355,656

Short Contracts
Euro-Bobl	14	09/06/19	2,092	(17,743)
Euro-Bund	14	09/06/19	2,713	(64,030)
Euro-Schatz	11	09/06/19	1,368	(3,098)
EUR Currency	2,579	09/16/19	358,723	8,718,927
GBP Currency	3,537	09/16/19	269,431	13,761,424
JPY Currency	523	09/16/19	60,299	439,885
U.S. Treasury 10 Year Ultra Note	56	09/19/19	7,719	(125,195)
EURO STOXX 50 Index	5,862	09/20/19	224,657	1,682,385
S&P 500 E-Mini Index	4,402	09/20/19	656,404	3,901,691
Long Gilt	5	09/26/19	808	(20,178)

				28,274,068

				$77,629,724

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,326,161	EUR	2,915,000	UBS AG	08/06/19	$98,231
USD	1,474,070	EUR	1,320,000	Bank of America NA	08/15/19	11,259
USD	258,536	EUR	230,000	Barclays Bank plc	08/15/19	3,652
USD	1,416,980	EUR	1,270,000	BNP Paribas SA	08/15/19	9,578
USD	1,061,814	EUR	940,000	Citibank NA	08/15/19	20,116
USD	970,053	EUR	870,000	JPMorgan Chase Bank NA	08/15/19	5,928
USD	914,938	EUR	820,000	Standard Chartered Bank	08/15/19	6,222
USD	325,270,028	EUR	288,590,000	Toronto Dominion Bank	08/15/19	5,457,414
USD	29,692,462	GBP	23,710,000	Toronto Dominion Bank	08/15/19	839,970
USD	3,257,365	EUR	2,915,000	Goldman Sachs International	09/05/19	21,202
USD	2,239,933	EUR	1,970,000	Bank of America NA	09/09/19	52,185
IDR	2,801,159,997	USD	196,022	Bank of America NA	09/20/19	1,263
IDR	11,613,142,489	USD	815,415	Barclays Bank plc	09/20/19	2,499
USD	3,088,738	EUR	2,719,814	Barclays Bank plc	09/20/19	65,635
USD	1,626,250	ARS	76,173,550	JPMorgan Chase Bank NA	10/09/19	49,885

						6,645,039

EUR	2,915,000	USD	3,249,665	Goldman Sachs International	08/06/19	(21,735)
EUR	700,000	USD	787,092	HSBC Bank plc	08/15/19	(11,359)
IDR	5,279,640,000	USD	375,802	Bank of America NA	09/20/19	(3,957)
USD	52,055	CNY	362,315	UBS AG	09/20/19	(370)
USD	2,989,115	HKD	23,410,000	Bank of America NA	09/20/19	(2,496)
USD	2,988,176	HKD	23,405,787	HSBC Bank plc	09/20/19	(2,896)
USD	2,019,997	IDR	29,199,062,937	Morgan Stanley & Co. International plc	09/20/19	(36,492)

						(79,305)

	Net Unrealized Appreciation					$6,565,734

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Liberty Global plc	50	08/16/19	USD	30.00	USD	133	$625
Liberty Global plc	100	08/16/19	USD	27.50	USD	267	6,750
EURO STOXX 50 Index	134	12/20/19	EUR	3,800.00	EUR	4,644	13,425

							$20,800

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(136,420)	$(7,270)	$(129,150)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(12,323)	5,813	(18,136)
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	380	(96,080)	(91,786)	(4,294)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	122	(30,801)	(29,711)	(1,090)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	660	(166,877)	(152,582)	(14,295)

							$(442,501)	$(275,536)	$(166,965)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	215	$(57,254)	$(22,300)	$(34,954)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	455	(121,138)	(45,750)	(75,388)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	100	(26,626)	(10,259)	(16,367)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	91	(24,129)	(10,107)	(14,022)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	13	(3,418)	(1,484)	(1,934)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	36	(9,661)	(3,788)	(5,873)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	91	(24,153)	(10,117)	(14,036)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	54	(14,492)	(5,682)	(8,810)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	NR	EUR	400	(28,053)	4,307	(32,360)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	123	(84,312)	13,104	(97,416)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	480	(329,756)	49,704	(379,460)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	124	(85,375)	12,971	(98,346)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	NR	EUR	650	(187,497)	(90,600)	(96,897)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	NR	EUR	65	(5,298)	1,100	(6,398)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	NR	EUR	150	(12,164)	(930)	(11,234)
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	NR	EUR	490	(16,803)	(44,031)	27,228
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	NR	EUR	300	(7,479)	(8,151)	672
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	NR	EUR	245	(22,717)	(35,957)	13,240

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	NR	EUR	1,420	$(98,012)	$(135,459)	$37,447
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	3,750	62,895	(111,978)	174,873
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,750	(126,368)	(374,458)	248,090

								$(1,221,810)	$(829,865)	$(391,945)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$86,999	$(1,192,400)	$501,550	$(1,060,460)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,584,076	$22,920,236	$49,603,123	$—	$78,107,435
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,645,039	—	—	6,645,039
Options purchased
Investments at value — unaffiliated(b)	—	—	20,800	—	—	—	20,800
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	588,549	—	—	—	—	588,549

	$—	$588,549	$5,604,876	$29,565,275	$49,603,123	$—	$85,361,823

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	91,593	—	386,118	—	477,711
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	79,305	—	—	79,305
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,252,860	—	—	—	—	2,252,860

	$—	$2,252,860	$91,593	$79,305	$386,118	$—	$2,809,876

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(68,849,691)	$57,289,905	$109,459,827	$—	$97,900,041
Forward foreign currency exchange contracts	—	—	—	14,464,906	—	—	14,464,906
Options purchased(a)	—	—	131,707	—	—	—	131,707
Swaps	—	924,224	—	—	(43,107)	—	881,117

	$—	$924,224	$(68,717,984)	$71,754,811	$109,416,720	$—	$113,377,771

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	6,638,534	14,528,174	47,836,864	—	69,003,572
Forward foreign currency exchange contracts	—	—	—	7,996,904	—	—	7,996,904
Options purchased(b)	—	—	(18,321)	—	—	—	(18,321)
Swaps	—	(810,773)	—	—	(32,992)	—	(843,765)

	$—	$(810,773)	$6,620,213	$22,525,078	$47,803,872	$—	$76,138,390

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,161,617,273
Average notional value of contracts — short	1,274,842,882
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	372,497,438
Average amounts sold — in USD	9,235,694
Options:
Average value of option contracts purchased	25,339
Credit default swaps:
Average notional value — buy protection	11,349,011
Average notional value — sell protection	15,939,134
Interest rate swaps:
Average notional value — pays fixed rate	4,455,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$12,435,848	$1,314,271
Forward foreign currency exchange contracts	6,645,039	79,305
Options(a)	20,800	—
Swaps — OTC(b)	588,549	2,252,860

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$19,690,236	$3,646,436
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,456,648)	(1,314,271)

Total derivative assets and liabilities subject to an MNA	$7,233,588	$2,332,165

(a)	Includes options purchased at value which is included in Investments at value –unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$64,707	$(64,707)	$—	$—	$—
Barclays Bank plc	72,458	(72,458)	—	—	—
BNP Paribas SA	9,578	(9,578)	—	—	—
Citibank NA	46,460	(46,460)	—	—	—
Credit Suisse International	180,280	(150,736)	—	—	29,544
Goldman Sachs International	111,105	(111,105)	—	—	—
JPMorgan Chase Bank NA	55,813	(55,813)	—	—	—
Morgan Stanley & Co. International plc	291,350	(291,350)	—	—	—
Standard Chartered Bank	6,222	—	—	—	6,222
Toronto Dominion Bank	6,297,384	—	—	—	6,297,384
UBS AG	98,231	(370)	—	—	97,861

	$7,233,588	$(802,577)	$—	$—	$6,431,011

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$102,533	$(64,707)	$—	$—	$37,826
Barclays Bank plc	349,589	(72,458)	—	(277,131)	—
BNP Paribas SA	30,801	(9,578)	—	—	21,223
Citibank NA	160,920	(46,460)	—	(114,460)	—
Credit Suisse International	150,736	(150,736)	—	—	—
Goldman Sachs International	731,069	(111,105)	—	(430,000)	189,964
HSBC Bank plc	14,255	—	—	—	14,255
JPMorgan Chase Bank NA	227,347	(55,813)	—	(171,534)	—
Morgan Stanley & Co. International plc	564,545	(291,350)	—	(273,195)	—
UBS AG	370	(370)	—	—	—

	$2,332,165	$(802,577)	$—	$(1,266,320)	$263,268

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,434,398,023	$44,384,839	$1,478,782,862
Common Stocks:
Aerospace & Defense	21,345,530	25,885,490	—	47,231,020
Air Freight & Logistics	2,105,236	21,245,212	—	23,350,448
Airlines	6,969,760	757,411	—	7,727,171
Auto Components	436,369	—	—	436,369
Automobiles	1,364,416	15,533,613	—	16,898,029
Banks	86,235,803	127,562,920	—	213,798,723
Beverages	51,200,904	29,449,011	—	80,649,915

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Biotechnology	$32,813,363	$986,505	$—	$33,799,868
Building Products	981,832	—	—	981,832
Capital Markets	9,121,848	8,278,909	—	17,400,757
Chemicals	6,938,300	9,958,132	—	16,896,432
Commercial Services & Supplies	18,967,022	4,397,950	132,671	23,497,643
Communications Equipment	23,470,844	—	—	23,470,844
Construction & Engineering	211,207	35,355,415	—	35,566,622
Construction Materials	522,553	5,798,851	—	6,321,404
Consumer Finance	2,919,515	3,684,572	—	6,604,087
Containers & Packaging	17,166,949	14,557,399	—	31,724,348
Distributors	17,983,754	—	—	17,983,754
Diversified Consumer Services	207,149	—	—	207,149
Diversified Financial Services	5,719,580	2,706,926	—	8,426,506
Diversified Telecommunication Services	46,638,530	19,887,558	—	66,526,088
Electric Utilities	20,232,060	10,098,316	—	30,330,376
Electrical Equipment	3,228,463	9,827,534	—	13,055,997
Electronic Equipment, Instruments & Components	6,327,904	10,630,827	—	16,958,731
Energy Equipment & Services	1,617,940	—	—	1,617,940
Entertainment	17,331,925	—	—	17,331,925
Equity Real Estate Investment Trusts (REITs)	365,690,962	113,923,022	—	479,613,984
Food & Staples Retailing	7,560,290	4,479,971	—	12,040,261
Food Products	14,217,384	31,625,554	—	45,842,938
Gas Utilities	186,458	14,094,102	—	14,280,560
Health Care Equipment & Supplies	36,435,409	18,075,896	—	54,511,305
Health Care Providers & Services	22,651,247	14,088,004	—	36,739,251
Health Care Technology	330,521	—	—	330,521
Hotels, Restaurants & Leisure	23,989,060	15,919,115	—	39,908,175
Household Durables	2,173,807	31,135,233	—	33,309,040
Household Products	20,362,712	2,689,088	—	23,051,800
Independent Power and Renewable Electricity Producers	294,981	6,392,117	—	6,687,098
Industrial Conglomerates	13,330,531	7,207,309	—	20,537,840
Insurance	24,236,549	120,884,316	—	145,120,865
Interactive Media & Services	17,579,264	2,335,020	—	19,914,284
Internet & Direct Marketing Retail	21,305,795	—	—	21,305,795
IT Services	67,474,871	3,048,907	—	70,523,778
Leisure Products	8,340,170	—	—	8,340,170
Life Sciences Tools & Services	3,490,917	6,269,758	—	9,760,675
Machinery	9,594,364	28,047,478	—	37,641,842
Marine	—	129,797	—	129,797
Media	10,860,166	378,411	—	11,238,577
Metals & Mining	7,825,135	12,453,465	—	20,278,600
Multiline Retail	8,829,620	4,459,887	—	13,289,507
Multi-Utilities	4,219,534	12,870,591	—	17,090,125
Oil, Gas & Consumable Fuels	588,053,595	24,512,552	—	612,566,147
Personal Products	618,949	23,838,116	—	24,457,065
Pharmaceuticals	92,787,023	122,157,945	—	214,944,968
Professional Services	2,084,450	20,690,033	—	22,774,483
Real Estate Management & Development	874,242	54,001,482	—	54,875,724
Road & Rail	17,706,893	10,165,312	—	27,872,205
Semiconductors & Semiconductor Equipment	32,304,305	38,958,166	—	71,262,471
Software	35,853,813	2,040,571	—	37,894,384
Specialty Retail	27,810,225	5,102,171	—	32,912,396
Technology Hardware, Storage & Peripherals	15,005,064	12,653,423	—	27,658,487
Textiles, Apparel & Luxury Goods	12,434,560	29,270,739	—	41,705,299
Thrifts & Mortgage Finance	—	2,275,009	—	2,275,009
Tobacco	38,219,998	32,748,201	—	70,968,199
Trading Companies & Distributors	576,776	—	—	576,776
Transportation Infrastructure	16,435,645	8,973,192	—	25,408,837
Water Utilities	625,377	1,277,862	—	1,903,239
Wireless Telecommunication Services	21,620,832	36,093,285	—	57,714,117
Corporate Bonds:
Aerospace & Defense	—	108,927,011	—	108,927,011
Air Freight & Logistics	—	954,769	—	954,769
Airlines	—	10,163,220	—	10,163,220
Auto Components	—	56,069,133	—	56,069,133
Automobiles	—	4,016,508	—	4,016,508

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Banks	$—	$1,236,287,360	$—	$1,236,287,360
Beverages	—	15,368,730	—	15,368,730
Biotechnology	—	19,199,815	—	19,199,815
Building Products	—	20,337,426	—	20,337,426
Capital Markets	—	178,808,970	—	178,808,970
Chemicals	—	82,460,955	—	82,460,955
Commercial Services & Supplies	—	49,626,283	—	49,626,283
Communications Equipment	—	21,515,203	—	21,515,203
Construction & Engineering	—	24,267,666	688,350	24,956,016
Construction Materials	—	1,670,468	—	1,670,468
Consumer Finance	—	158,666,127	—	158,666,127
Containers & Packaging	—	75,803,032	—	75,803,032
Distributors	—	5,774,769	—	5,774,769
Diversified Consumer Services	—	17,187,819	—	17,187,819
Diversified Financial Services	—	66,851,847	—	66,851,847
Diversified Telecommunication Services	—	186,662,396	—	186,662,396
Electric Utilities	—	96,765,005	—	96,765,005
Electrical Equipment	—	10,591,709	—	10,591,709
Electronic Equipment, Instruments & Components	—	11,207,031	—	11,207,031
Energy Equipment & Services	—	42,734,371	—	42,734,371
Entertainment	—	44,487,847	—	44,487,847
Equity Real Estate Investment Trusts (REITs)	—	78,147,931	—	78,147,931
Food & Staples Retailing	—	9,936,006	—	9,936,006
Food Products	—	72,291,245	—	72,291,245
Gas Utilities	—	5,382,809	—	5,382,809
Health Care Equipment & Supplies	—	19,374,569	—	19,374,569
Health Care Providers & Services	—	141,034,749	—	141,034,749
Health Care Technology	—	8,407,124	—	8,407,124
Hotels, Restaurants & Leisure	—	141,510,723	—	141,510,723
Household Durables	—	38,522,109	—	38,522,109
Household Products	—	7,942,192	—	7,942,192
Independent Power and Renewable Electricity Producers	—	48,569,224	—	48,569,224
Industrial Conglomerates	—	11,423,738	—	11,423,738
Insurance	—	50,505,880	—	50,505,880
Interactive Media & Services	—	5,080,541	—	5,080,541
Internet & Direct Marketing Retail	—	4,161,037	—	4,161,037
IT Services	—	79,312,924	—	79,312,924
Leisure Products	—	3,447,114	—	3,447,114
Life Sciences Tools & Services	—	22,641,117	—	22,641,117
Machinery	—	28,113,703	—	28,113,703
Marine	—	778,595	—	778,595
Media	—	231,685,514	—	231,685,514
Metals & Mining	—	127,329,950	—	127,329,950
Mortgage Real Estate Investment Trusts (REITs)	—	2,713,252	—	2,713,252
Multiline Retail	—	431,481	—	431,481
Multi-Utilities	—	13,487,575	—	13,487,575
Oil, Gas & Consumable Fuels	—	461,652,927	—	461,652,927
Paper & Forest Products	—	4,484,725	—	4,484,725
Personal Products	—	3,220,380	—	3,220,380
Pharmaceuticals	—	86,570,307	—	86,570,307
Professional Services	—	14,854,834	—	14,854,834
Real Estate Management & Development	—	210,146,596	—	210,146,596
Road & Rail	—	37,205,852	—	37,205,852
Semiconductors & Semiconductor Equipment	—	21,401,859	—	21,401,859
Software	—	97,958,387	—	97,958,387
Specialty Retail	—	31,821,736	—	31,821,736
Technology Hardware, Storage & Peripherals	—	21,318,897	—	21,318,897
Textiles, Apparel & Luxury Goods	—	5,889,458	—	5,889,458
Thrifts & Mortgage Finance	—	16,084,380	—	16,084,380
Tobacco	—	14,153,856	—	14,153,856
Trading Companies & Distributors	—	39,782,207	—	39,782,207
Transportation Infrastructure	—	7,285,709	—	7,285,709
Wireless Telecommunication Services	—	114,764,584	—	114,764,584
Equity-Linked Notes(a)	—	1,673,634,373	—	1,673,634,373
Floating Rate Loan Interests:
Aerospace & Defense	—	14,279,085	1,431,814	15,710,899

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Air Freight & Logistics	$—	$2,543,130	$—	$2,543,130
Airlines	—	4,710,597	—	4,710,597
Auto Components	—	5,438,785	—	5,438,785
Beverages	—	829,102	—	829,102
Building Products	—	4,017,480	—	4,017,480
Capital Markets	—	15,279,615	—	15,279,615
Chemicals	—	33,540,272	3,649,452	37,189,724
Commercial Services & Supplies	—	45,832,838	760,320	46,593,158
Communications Equipment	—	4,824,737	—	4,824,737
Construction & Engineering	—	2,995,272	—	2,995,272
Construction Materials	—	12,934,674	20,315,918	33,250,592
Containers & Packaging	—	34,946,970	—	34,946,970
Distributors	—	1,763,344	—	1,763,344
Diversified Consumer Services	—	26,085,083	—	26,085,083
Diversified Financial Services	—	20,077,199	17,297,090	37,374,289
Diversified Telecommunication Services	—	26,587,118	3,173,717	29,760,835
Electric Utilities	—	3,764,673	—	3,764,673
Electrical Equipment	—	4,951,895	2,448,245	7,400,140
Electronic Equipment, Instruments & Components	—	3,305,333	—	3,305,333
Energy Equipment & Services	—	2,203,059	—	2,203,059
Entertainment	—	12,704,029	—	12,704,029
Equity Real Estate Investment Trusts (REITs)	—	7,335,530	2,461,667	9,797,197
Food & Staples Retailing	—	10,387,224	—	10,387,224
Food Products	—	13,566,402	3,325,756	16,892,158
Gas Utilities	—	—	1,941,873	1,941,873
Health Care Equipment & Supplies	—	7,346,687	909,858	8,256,545
Health Care Providers & Services	—	43,028,692	5,698,218	48,726,910
Health Care Technology	—	14,993,188	—	14,993,188
Hotels, Restaurants & Leisure	—	78,263,796	14,214,375	92,478,171
Household Durables	—	937,916	—	937,916
Household Products	—	2,449,690	—	2,449,690
Independent Power and Renewable Electricity Producers	—	5,379,282	—	5,379,282
Industrial Conglomerates	—	13,384,447	2,541,996	15,926,443
Insurance	—	39,195,112	1,028,709	40,223,821
IT Services	—	119,471,061	2,299,675	121,770,736
Life Sciences Tools & Services	—	4,917,470	2,311,887	7,229,357
Machinery	—	12,110,221	—	12,110,221
Media	—	60,578,184	10,029,612	70,607,796
Metals & Mining	—	5,062,280	—	5,062,280
Mortgage Real Estate Investment Trusts (REITs)	—	—	34,126,538	34,126,538
Multiline Retail	—	6,349,453	—	6,349,453
Multi-Utilities	—	4,286,168	—	4,286,168
Oil, Gas & Consumable Fuels	—	8,423,719	—	8,423,719
Personal Products	—	1,705,525	—	1,705,525
Pharmaceuticals	—	37,551,205	—	37,551,205
Professional Services	—	6,458,001	—	6,458,001
Real Estate Management & Development	—	87,156,559	20,000,000	107,156,559
Road & Rail	—	6,130,345	644,192	6,774,537
Semiconductors & Semiconductor Equipment	—	1,036,603	—	1,036,603
Software	—	66,390,889	—	66,390,889
Specialty Retail	—	4,548,379	1,342,295	5,890,674
Technology Hardware, Storage & Peripherals	—	5,719,766	—	5,719,766
Trading Companies & Distributors	—	9,281,533	—	9,281,533
Wireless Telecommunication Services	—	6,387,785	—	6,387,785
Foreign Agency Obligations(a)	—	101,678,423	—	101,678,423
Foreign Government Obligations(a)	—	462,883,267	—	462,883,267
Investment Companies	1,002,991,645	—	—	1,002,991,645
Non-Agency Mortgage-Backed Securities	—	1,170,565,074	38,593,120	1,209,158,194
Participation Notes(a)	—	812,169	—	812,169
Preferred Securities:
Banks	31,572,322	174,697,037	—	206,269,359
Beverages	170,785	—	—	170,785
Capital Markets	54,802,650	146,639,424	—	201,442,074
Commercial Services & Supplies	—	17,760,400	—	17,760,400
Consumer Finance	7,085,760	105,267,010	—	112,352,770
Diversified Financial Services	—	17,907,975	—	17,907,975

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Electric Utilities	$12,611,445	$—	$—	$12,611,445
Entertainment	—	150,015	—	150,015
Equity Real Estate Investment Trusts (REITs)	—	5,700,000	1,608,971	7,308,971
Food & Staples Retailing	4,199,932	—	—	4,199,932
Insurance	—	27,563,768	—	27,563,768
Oil, Gas & Consumable Fuels	—	131,139,160	—	131,139,160
Technology Hardware, Storage & Peripherals	—	21,338,029	—	21,338,029
U.S. Government Sponsored Agency Securities	—	116,340,011	—	116,340,011
Short-Term Securities:
Foreign Government Obligations(a)	—	10,506,871	—	10,506,871
Money Market Funds	787,708,801	—	—	787,708,801
Options Purchased:
Equity contracts	20,800	—	—	20,800
Unfunded Floating Rate Loan Interests(b)	—	8,860	—	8,860
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(1,778)	—	(1,778)

Subtotal	$3,897,214,390	$12,711,536,430	$237,361,158	$16,846,111,978

Investments valued at NAV(c)				184,787,393

Total Investments				$17,030,899,371

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$501,550	$—	$501,550
Equity contracts	5,584,076	—	—	5,584,076
Foreign currency exchange contracts	22,920,236	6,645,039	—	29,565,275
Interest rate contracts	49,603,123	—	—	49,603,123
Liabilities:
Credit contracts	—	(1,060,460)	—	(1,060,460)
Equity contracts	(91,593)	—	—	(91,593)
Foreign currency exchange contracts	—	(79,305)	—	(79,305)
Interest rate contracts	(386,118)	—	—	(386,118)

	$77,629,724	$6,006,824	$—	$83,636,548

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) July 31, 2019	BlackRock Multi-Asset Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of July 31, 2018	$122,674,120	$6,619,407	$—	$130,108,267	$81,626,451	$1,734,777	$342,763,022
Transfers into level 3	—	—	695,470	25,350,418	—	—	26,045,888
Transfers out of level 3(a)	(96,474,120)	(6,619,407)	—	(9,028,035)	(56,028,192)	—	(168,149,754)
Accrued discounts/premiums	101,959	—	—	23,605	(1,396)	—	124,168
Net realized gain (loss)	369,474	—	(22)	(195,633)	(21,773)	—	152,046
Net change in unrealized appreciation (depreciation)(b)(c)	265,258	(11,405)	(7,098)	(815,428)	158,396	(125,806)	(536,083)
Purchases	27,438,997	144,076	—	57,047,364	35,386,525	—	120,016,962
Sales	(9,990,849)	—	—	(50,537,351)	(22,526,891)	—	(83,055,091)

Closing balance, as of July 31, 2019	$44,384,839	$132,671	$688,350	$151,953,207	$38,593,120	$1,608,971	$237,361,158

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2019(c)	$220,053	$(11,405)	$(7,120)	$(833,003)	$91,640	$(125,806)	$(665,641)

(a)

As of July 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of July 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$801,265,020	$15,117,538,216
Investments at value — affiliated(c)	286,266,381	1,913,354,073
Cash pledged:
Collateral — OTC derivatives	—	1,850,000
Futures contracts	6,219,742	84,917,363
Foreign currency at value(d)	11,163,549	114,662,615
Receivables:
Investments sold	12,192,798	116,902,930
Securities lending income — affiliated	4,047	48,123
Capital shares sold	3,520,874	36,520,017
Dividends — affiliated	711,172	1,692,420
Dividends — unaffiliated	422,921	12,212,074
Interest — unaffiliated	5,780,975	101,462,989
From the Manager	10,067	276,565
Variation margin on futures contracts	510,601	12,435,848
Swap premiums paid	3,365	86,999
Unrealized appreciation on:
Forward foreign currency exchange contracts	36,362	6,645,039
OTC swaps	—	501,550
Unfunded floating rate loan interests	—	8,860
Prepaid expenses	39,101	367,089

Total assets	1,128,146,975	17,521,482,770

LIABILITIES
Bank overdraft	336,659	958,113
Cash collateral on securities loaned at value	10,968,449	184,694,255
Payables:
Investments purchased	81,493,603	638,742,017
Accounting services fees	43,099	334,890
Administration fees	38,121	465,595
Board realignment and consolidation	966	79,184
Capital shares redeemed	3,188,764	42,068,846
Custodian fees	40,909	405,425
Deferred foreign capital gain tax	—	805,578
Income dividend distributions	781,180	9,245,574
Investment advisory fees	434,738	6,130,445
Trustees’ and Officer’s fees	11,789	79,804
Other affiliates	550	21,670
Printing fees	54,338	103,500
Professional fees	131,908	301,496
Registration fees	64,700	974,335
Service and distribution fees	49,016	2,803,709
Transfer agent fees	204,594	3,319,529
Other accrued expenses	102,802	333,158
Variation margin on futures contracts	902,444	1,314,271
Swap premiums received	370	1,192,400
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,593	79,305
OTC swaps	11,737	1,060,460
Unfunded floating rate loan interests	—	1,778

Total liabilities	98,866,329	895,515,337

NET ASSETS	$1,029,280,646	$16,625,967,433

FINANCIAL STATEMENTS	105

Statements of Assets and Liabilities  (continued)

July 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$1,028,699,301	$17,007,106,222
Accumulated earnings (loss)	581,345	(381,138,789)

NET ASSETS	$1,029,280,646	$16,625,967,433

(a) Investments at cost — unaffiliated	$799,899,263	$14,768,770,097
(b) Securities loaned at value	$10,716,426	$179,032,283
(c) Investments at cost — affiliated	$283,738,301	$1,889,710,951
(d) Foreign currency at cost	$11,203,709	$115,294,092

See notes to financial statements.

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSET VALUE

Institutional
Net assets	$898,605,325	$9,432,829,220

Share outstanding(e)	93,105,476	869,502,423

Net asset value	$9.65	$10.85

Investor A
Net assets	$91,064,407	$4,109,096,205

Share outstanding(e)	9,431,293	379,204,394

Net asset value	$9.66	$10.84

Investor C
Net assets	$36,991,777	$2,323,407,198

Share outstanding(e)	3,835,589	214,663,353

Net asset value	$9.64	$10.82

Class K
Net assets	$2,619,137	$760,634,810

Share outstanding(e)	271,214	70,151,279

Net asset value	$9.66	$10.84

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Operations

Year Ended July 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$11,659,813	$63,282,416
Dividends — unaffiliated	5,871,097	148,703,845
Interest — unaffiliated	36,296,466	709,184,207
Securities lending income — affiliated — net	502,514	7,464,055
Foreign taxes withheld	(262,429)	(6,374,773)

Total investment income	54,067,461	922,259,750

EXPENSES
Investment advisory	4,730,024	81,498,338
Transfer agent — class specific	529,031	10,311,258
Service and distribution — class specific	495,018	33,851,883
Administration	327,840	5,297,354
Registration	186,040	1,423,380
Administration — class specific	157,671	3,189,675
Professional	104,731	398,445
Accounting services	81,901	1,014,235
Custodian	52,821	829,039
Trustees and Officer	29,765	321,354
Printing	27,493	208,048
Board realignment and consolidation	14,505	293,473
Miscellaneous	66,078	403,633

Total expenses	6,802,918	139,040,115

Less:
Fees waived and/or reimbursed by the Manager	(1,062,736)	(11,568,460)
Administration fees waived — class specific	(98,350)	(3,189,459)
Transfer agent fees waived and/or reimbursed — class specific	(52,801)	(2,718,406)

Total expenses after fees waived and/or reimbursed	5,589,031	121,563,790

Net investment income	48,478,430	800,695,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(842,509)	(14,136,904)
Investments — unaffiliated(a)	(18,493,983)	(242,648,942)
Capital gain distributions from investment companies — affiliated	147,906	—
Forward foreign currency exchange contracts	(338,101)	14,464,906
Foreign currency transactions	(162,020)	2,852,979
Futures contracts	12,749,493	97,900,041
Payment by affiliate(b)	1,056	6,068
Swaps	(12,861)	881,117

	(6,951,019)	(140,680,735)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	3,454,218	22,274,079
Investments — unaffiliated(c)	2,197,693	86,651,205
Forward foreign currency exchange contracts	15,267	7,996,904
Foreign currency translations	74,109	695,015
Futures contracts	1,907,201	69,003,572
Swaps	(870)	(843,765)
Unfunded floating rate loan interests	—	7,650

	7,647,618	185,784,660

Net realized and unrealized gain	696,599	45,103,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,175,029	$845,799,885

(a) Net of foreign capital gain tax	$(4,434)	$—
(b) Includes a payment by an affiliate to compensate for a trade operating error.
(c) Net of foreign capital gain tax	$—	$9,123

See notes to financial statements.

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$48,478,430	$29,926,420	$800,695,960	$787,506,361
Net realized gain (loss)	(6,951,019)	2,369,352	(140,680,735)	(21,707,730)
Net change in unrealized appreciation (depreciation)	7,647,618	(6,904,258)	185,784,660	(354,194,640)

Net increase in net assets resulting from operations	49,175,029	25,391,514	845,799,885	411,603,991

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(39,635,113)	(26,184,703)	(459,076,208)	(472,768,935)
Investor A	(3,952,259)	(3,270,348)	(191,502,078)	(205,114,064)
Investor C	(1,564,995)	(1,610,496)	(99,219,355)	(119,622,159)
Class K	(141,692)	(86,457)	(32,488,999)	(14,534,422)

From return of capital:
Institutional	(3,227,255)	—	(8,245,123)	—
Investor A	(321,809)	—	(3,439,425)	—
Investor C	(127,428)	—	(1,782,004)	—
Class K	(11,538)	—	(583,510)	—

Decrease in net assets resulting from distributions to shareholders	(48,982,089)	(31,152,004)	(796,336,702)	(812,039,580)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	438,341,145	238,281,803	(16,998,511)	1,348,540,272

NET ASSETS(b)
Total increase in net assets	438,534,085	232,521,313	32,464,672	948,104,683
Beginning of year	590,746,561	358,225,248	16,593,502,761	15,645,398,078

End of year	$1,029,280,646	$590,746,561	$16,625,967,433	$16,593,502,761

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributed in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Institutional
	Year Ended July 31,						Period from 11/03/14 (a) to 07/31/15
	2019		2018	2017		2016

Net asset value, beginning of period	$9.77		$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.59		0.63	0.56		0.60	0.49
Net realized and unrealized gain (loss)	(0.11)		(0.04)	0.54		(0.58)	(0.13)

Net increase from investment operations	0.48		0.59	1.10		0.02	0.36

Distributions(c)
From net investment income	(0.55)		(0.63)	(0.58)		(0.63)	(0.44)
From net realized gain	—		(0.02)	—		—	—
From return of capital	(0.05)		—	—		—	—

Total distributions	(0.60)		(0.65)	(0.58)		(0.63)	(0.44)

Net asset value, end of period	$9.65		$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	5.23	%(e)	6.26%	12.39%		0.51%	3.67	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.80%		0.90%	1.24	%(h)	1.33%	1.88	%(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%		0.66%	0.79%		1.05%	1.04	%(i)

Net investment income	6.21%		6.45%	5.84%		6.61%	6.52	%(i)

Supplemental Data
Net assets, end of period (000)	$898,605		$498,892	$294,539		$163,634	$127,434

Portfolio turnover rate(k)	69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Investments in underlying funds	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Annualized.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 1.98%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	180%	236%	227%	221%	153%

See notes to financial statements.

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Investor A
	Year Ended July 31,						Period from 11/03/14 (a) to 07/31/15
	2019		2018	2017		2016

Net asset value, beginning of period	$9.77		$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.56		0.61	0.53		0.58	0.50
Net realized and unrealized gain (loss)	(0.10)		(0.04)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.46		0.57	1.08		(0.01)	0.34

Distributions(c)
From net investment income	(0.52)		(0.61)	(0.56)		(0.60)	(0.42)
From net realized gain	—		(0.02)	—		—	—
From return of capital	(0.05)		—	—		—	—

Total distributions	(0.57)		(0.63)	(0.56)		(0.60)	(0.42)

Net asset value, end of period	$9.66		$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	5.08	%(e)	5.99%	11.99%		0.26%	3.48	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.05%		1.16%	1.47	%(h)	1.57%	1.63	%(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%		0.92%	1.05%		1.30%	1.27	%(i)

Net investment income	5.94%		6.15%	5.65%		6.35%	6.64	%(i)

Supplemental Data
Net assets, end of period (000)	$91,064		$59,628	$38,770		$41,642	$19,260

Portfolio turnover rate(k)	69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Investments in underlying funds	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Annualized.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A would have been 1.63%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	180%	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Investor C
	Year Ended July 31,						Period from 11/03/14 (a) to 07/31/15
	2019		2018	2017		2016

Net asset value, beginning of period	$9.76		$9.82	$9.30		$9.91	$10.00

Net investment income(b)	0.49		0.53	0.46		0.51	0.44
Net realized and unrealized gain (loss)	(0.11)		(0.03)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.38		0.50	1.01		(0.08)	0.28

Distributions(c)
From net investment income	(0.45)		(0.54)	(0.49)		(0.53)	(0.37)
From net realized gain	—		(0.02)	—		—	—
From return of capital	(0.05)		—	—		—	—

Total distributions	(0.50)		(0.56)	(0.49)		(0.53)	(0.37)

Net asset value, end of period	$9.64		$9.76	$9.82		$9.30	$9.91

Total Return(d)
Based on net asset value	4.19	%(e)	5.21%	11.16%		(0.50)%	2.84	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.80%		1.90%	2.25	%(h)	2.32%	2.35	%(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%		1.66%	1.80%		2.05%	1.98	%(i)

Net investment income	5.25%		5.42%	4.88%		5.58%	5.76	%(i)

Supplemental Data
Net assets, end of period (000)	$36,992		$30,038	$24,638		$24,767	$15,826

Portfolio turnover rate(k)	69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Investments in underlying funds	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Annualized.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.35%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
	2019	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	180%	236%	227%	221%	153%

See notes to financial statements.

112	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Class K
	Year Ended July 31,					Period from 03/28/16 (a) to 07/31/16
	2019		2018	2017

Net asset value, beginning of period	$9.78		$9.83	$9.31		$8.87

Net investment income(b)	0.59		0.66	0.56		0.22
Net realized and unrealized gain (loss)	(0.11)		(0.05)	0.55		0.44

Net increase from investment operations	0.48		0.61	1.11		0.66

Distributions(c)
From net investment income	(0.55)		(0.64)	(0.59)		(0.22)
From net realized gain	—		(0.02)	—		—
From return of capital	(0.05)		—	—		—

Total distributions	(0.60)		(0.66)	(0.59)		(0.22)

Net asset value, end of period	$9.66		$9.78	$9.83		$9.31

Total Return(d)
Based on net asset value	5.28	%(e)	6.42%	12.32%		7.47	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.75%		0.85%	1.21	%(h)	1.38	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59%		0.61%	0.74%		1.00	%(i)

Net investment income	6.29%		6.78%	5.93%		7.19	%(i)

Supplemental Data
Net assets, end of period (000)	$2,619		$2,188	$278		$221

Portfolio turnover rate(j)	69%		75%	93%		112	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.12%	0.12%	0.09%	0.12%

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Annualized.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
	2019	2018	2017
Portfolio turnover rate (including equity-linked notes)	180%	236%	227%	221%

(k) Portfolio turnover rate is representative of the portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Institutional

	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.79		$11.06		$10.76	$11.05	$11.45

Net investment income(a)	0.56		0.55		0.50	0.52	0.58
Net realized and unrealized gain (loss)	0.05		(0.25)		0.33	(0.26)	(0.36)

Net increase from investment operations	0.61		0.30		0.83	0.26	0.22

Distributions(b)
From net investment income	(0.54)		(0.57)		(0.53)	(0.55)	(0.58)
From net realized gain	—		—		—	—	(0.04)
From return of capital	(0.01)		—		—	—	—

Total distributions	(0.55)		(0.57)		(0.53)	(0.55)	(0.62)

Net asset value, end of year	$10.85		$10.79		$11.06	$10.76	$11.05

Total Return(c)
Based on net asset value	5.92	%(d)	2.75	%(d)	7.90%	2.49%	1.94%

Ratios to Average Net Assets(e)
Total expenses	0.66%		0.67%		0.68%	0.69%	0.68%

Total expenses after fees waived and/or reimbursed	0.55%		0.55%		0.55%	0.55%	0.55%

Net investment income	5.24%		5.04%		4.66%	4.92%	5.10%

Supplemental Data
Net assets, end of year (000)	$9,432,829		$9,354,503		$8,491,880	$5,902,428	$5,405,267

Portfolio turnover rate(f)	67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	127%	140%	144%	142%	151%

See notes to financial statements.

114	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Investor A

	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.78		$11.04		$10.75	$11.04	$11.44

Net investment income(a)	0.53		0.52		0.47	0.50	0.55
Net realized and unrealized gain (loss)	0.06		(0.24)		0.32	(0.27)	(0.36)

Net increase from investment operations	0.59		0.28		0.79	0.23	0.19

Distributions(b)
From net investment income	(0.52)		(0.54)		(0.50)	(0.52)	(0.55)
From net realized gain	—		—		—	—	(0.04)
From return of capital	(0.01)		—		—	—	—

Total distributions	(0.53)		(0.54)		(0.50)	(0.52)	(0.59)

Net asset value, end of year	$10.84		$10.78		$11.04	$10.75	$11.04

Total Return(c)
Based on net asset value	5.65	%(d)	2.59	%(d)	7.54%	2.24%	1.68%

Ratios to Average Net Assets(e)
Total expenses	0.90%		0.91%		0.92%	0.93%	0.94%

Total expenses after fees waived and/or reimbursed	0.80%		0.80%		0.80%	0.80%	0.80%

Net investment income	4.95%		4.79%		4.39%	4.67%	4.85%

Supplemental Data
Net assets, end of year (000)	$4,109,096		$4,064,777		$4,110,878	$4,231,260	$3,587,415

Portfolio turnover rate(f)	67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	127%	140%	144%	142%	151%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Investor C

	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.77		$11.03		$10.73	$11.03	$11.43

Net investment income(a)	0.45		0.44		0.39	0.41	0.46
Net realized and unrealized gain (loss)	0.05		(0.24)		0.33	(0.27)	(0.36)

Net increase from investment operations	0.50		0.20		0.72	0.14	0.10

Distributions(b)
From net investment income	(0.44)		(0.46)		(0.42)	(0.44)	(0.46)
From net realized gain	—		—		—	—	(0.04)
From return of capital	(0.01)		—		—	—	—

Total distributions	(0.45)		(0.46)		(0.42)	(0.44)	(0.50)

Net asset value, end of year	$10.82		$10.77		$11.03	$10.73	$11.03

Total Return(c)
Based on net asset value	4.77	%(d)	1.83	%(d)	6.85%	1.38%	0.92%

Ratios to Average Net Assets(e)
Total expenses	1.67%		1.67%		1.68%	1.69%	1.69%

Total expenses after fees waived and/or reimbursed	1.55%		1.55%		1.55%	1.55%	1.55%

Net investment income	4.24%		4.03%		3.65%	3.92%	4.09%

Supplemental Data
Net assets, end of year (000)	$2,323,407		$2,651,775		$3,006,721	$3,248,999	$3,101,108

Portfolio turnover rate(f)	67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	127%	140%	144%	142%	151%

See notes to financial statements.

116	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Class K
	Year Ended July 31,				Period from 02/03/17 (a) to 07/31/17
	2019		2018

Net asset value, beginning of period	$10.79		$11.05		$10.80

Net investment income(b)	0.56		0.58		0.25
Net realized and unrealized gain (loss)	0.05		(0.27)		0.25

Net increase from investment operations	0.61		0.31		0.50

Distributions(c)
From net investment income	(0.55)		(0.57)		(0.25)
From return of capital	(0.01)		—		—

Total distributions	(0.56)		(0.57)		(0.25)

Net asset value, end of period	$10.84		$10.79		$11.05

Total Return(d)
Based on net asset value	5.87	%(e)	2.90	%(e)	4.66	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60%		0.60%		0.60	%(h)

Total expenses after fees waived and/or reimbursed	0.50%		0.50%		0.50	%(h)

Net investment income	5.28%		5.37%		4.65	%(h)

Supplemental Data
Net assets, end of period (000)	$760,635		$522,448		$35,919

Portfolio turnover rate(i)	67%		61%		75	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 02/03/17 (a) to 07/31/17
	2019	2018
Investments in underlying funds	0.04%	0.03%	0.02%

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,		Period from 02/03/17 (a) to 07/31/17
	2019	2018
Portfolio turnover rate (including equity-linked notes)	127%	140%	144%

(j)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi- asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

118	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

120	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income

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received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker- dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

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Notes to Financial Statements  (continued)

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Dynamic High Income had no unfunded floating rate loan interests. As of period end, Multi-Asset Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco LLC	$763,101	$755,470	$764,330	$8,860
BCPE Empire Holdings	316,298	316,298	314,520	(1,778)
Tower 46 Office	423,927	423,927	423,927	—

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value –unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Dynamic High Income
Credit Suisse Securities (USA) LLC	$65,858	$(65,858)	$—
Jefferies LLC	10,596,332	(10,596,332)	—
JP Morgan Securities LLC	54,236	(54,236)	—

	$10,716,426	$(10,716,426)	$—

Multi-Asset Income
Jefferies LLC	$47,897,126	$(47,897,126)	$—
JP Morgan Securities LLC	130,395,000	(130,395,000)	—
National Financial Services LLC	740,157	(740,157)	—

	$179,032,283	$(179,032,283)	$—

(a)

Cash collateral with a value of $10,968,449 and $184,694,255 has been received in connection with securities lending agreements for Dynamic High Income and Multi-Asset Income, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap,

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Notes to Financial Statements  (continued)

the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that Dynamic High Income has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required,

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Notes to Financial Statements  (continued)

which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Multi-Asset Income pays the Manager a monthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s direct investments in fixed-income and equity securities and instruments, including exchanged-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Dynamic High Income pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BNA”), BlackRock (Singapore) Limited (“BRS”) and, effective February 22, 2019, BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BNA, BRS and BIL for services they provide for that portion of each Fund for which BNA, BRS and BIL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income	$176,878	$318,140	$495,018
Multi-Asset Income	9,845,318	24,006,565	33,851,883

126	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2019, the Funds paid the following to the Manager in return for these services, which are included in administration — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$136,678	$14,149	$6,362	$482	$157,671
Multi-Asset Income	1,795,977	787,562	480,093	126,043	3,189,675

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, each Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Dynamic High Income	$3	$3	$—	$6
Multi-Asset Income	37,530	2,192	19	39,741

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$1,551	$824	$448	$55	$2,878
Multi-Asset Income	26,314	46,698	36,340	1,041	110,393

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$457,980	$50,050	$20,726	$275	$529,031
Multi-Asset Income	6,117,268	2,346,418	1,798,255	49,317	10,311,258

Other Fees: For the year ended July 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Dynamic High Income	$23,573
Multi-Asset Income	244,018

For the year ended July 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income	$7,185	$9,390
Multi-Asset Income	459,120	152,864

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$27,060
Multi-Asset Income	469,232

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through November 30, 2019. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income ETFs that have a contractual management fee through November 30, 2019. The contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived and/or reimbursed in investment advisory fees pursuant to these arrangements were as follows:

Dynamic High Income	$1,006,444
Multi-Asset Income	4,923,835

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$29,232
Multi-Asset Income	6,175,393

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed —class specific, respectively, in the Statements of Operations. For the year ended July 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$84,859	$9,390	$3,828	$273	$98,350
Multi-Asset Income	1,795,855	787,509	480,061	126,034	3,189,459

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$44,932	$5,911	$1,842	$116	$52,801
Multi-Asset Income	1,670,491	385,003	613,595	49,317	2,718,406

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

128	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021
Dynamic High Income
Fund Level	$543,010	$29,232
Institutional	129,737	129,791
Investor A	20,150	15,301
Investor C	7,798	5,670
Class K	433	389
Multi-Asset Income
Fund Level	9,066,365	6,175,393
Institutional	4,045,541	3,466,346
Investor A	1,347,965	1,172,512
Investor C	1,253,113	1,093,656
Class K	61,768	175,351

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2019:

	Dynamic High Income	Multi-Asset Income
Fund Level	$958,923	$5,948,278
Institutional	92,195	4,860,340
Investor A	7,292	2,778,159
Investor C	11,490	2,409,901
Class K	154	1,833

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income —affiliated —net in the Statements of Operations. For the year ended July 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income	$98,835
Multi-Asset Income	1,470,144

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

and restrictions. Dynamic High Income is currently permitted to borrow and lend, and Multi-Asset Income is currently permitted to borrow, under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended July 31, 2019, Dynamic High Income and Multi-Asset Income received reimbursements of $1,056 and $6,068, respectively, from affiliates, which are included in payment by affiliate in the Statements of Operations, related to operating events.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Dynamic High Income	$5,078,708	$—	$—
Multi-Asset Income	33,277,454	106,459,218	(2,383,094)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases
Non-U.S. Government Securities	$739,977,657	$9,661,700,488
U.S. Government Securities	—	20,504,804

	$739,977,657	$9,682,205,292

Sales
Non-U.S. Government Securities	$412,849,814	$9,020,792,133
U.S. Government Securities	—	20,573,172

	$412,849,814	$9,041,365,305

For the year ended July 31, 2019, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$1,073,189,402	$10,672,793,632
Sales	954,038,741	10,644,113,110

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

130	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	Dynamic High Income	Multi-Asset Income
Paid in capital	$(3,766)	$(57,218)
Accumulated earnings (loss)	3,766	57,218

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Dynamic High Income
07/31/19	$45,294,059	$—	$3,688,030	$48,982,089
07/31/18	30,530,772	621,232	—	31,152,004
Multi-Asset Income
07/31/19	782,286,640	—	14,050,062	796,336,702
07/31/18	812,039,580	—	—	812,039,580

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Non-expiring Capital Loss Carryforward (a)	Net Unrealized Gains(Losses) (b)	Total
Dynamic High Income	$(3,959,185)	$4,540,530	$581,345
Multi-Asset Income	(761,058,343)	379,919,554	(381,138,789)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gain were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, securities in default, the classification of investments and dividend income recognized for tax purposes.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income
Tax cost	$1,079,988,618	$16,504,333,373

Gross unrealized appreciation	$26,220,690	$686,817,448
Gross unrealized depreciation	(18,680,127)	(285,650,036)

Net unrealized appreciation	$7,540,563	$401,167,412

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

132	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount
Dynamic High Income
Institutional
Shares sold	64,751,096	$609,632,132	28,822,750	$285,271,833
Shares issued in reinvestment of distributions	3,802,957	35,816,414	2,083,800	20,434,733
Shares redeemed	(26,509,936)	(246,477,279)	(9,811,314)	(96,325,208)

Net increase	42,044,117	$398,971,267	21,095,236	$209,381,358

Investor A
Shares sold	6,157,180	$57,891,059	3,696,035	$36,418,128
Shares issued in reinvestment of distributions	390,989	3,680,947	282,826	2,778,568
Shares redeemed	(3,217,698)	(29,871,265)	(1,820,913)	(17,984,159)

Net increase	3,330,471	$31,700,741	2,157,948	$21,212,537

Investor C
Shares sold	2,098,005	$19,620,487	1,287,683	$12,732,370
Shares issued in reinvestment of distributions	159,377	1,497,807	145,444	1,427,511
Shares redeemed	(1,498,586)	(13,875,679)	(864,895)	(8,481,280)

Net increase	758,796	$7,242,615	568,232	$5,678,601

Class K
Shares sold	83,953	$777,240	200,002	$2,053,031
Shares issued in reinvestment of distributions	14,817	139,643	7,319	71,244
Shares redeemed	(51,409)	(490,361)	(11,762)	(114,968)

Net increase	47,361	$426,522	195,559	$2,009,307

Total Net Increase	46,180,745	$438,341,145	24,016,975	$238,281,803

Multi-Asset Income
Institutional
Shares sold	280,214,527	$2,975,923,232	309,547,073	$3,392,880,634
Shares issued in reinvestment of distributions	39,333,917	418,122,681	38,890,805	424,775,997
Shares redeemed	(316,654,017)	(3,340,939,034)	(249,872,888)	(2,730,552,340)

Net increase	2,894,427	$53,106,879	98,564,990	$1,087,104,291

Investor A
Shares sold	109,624,837	$1,165,254,396	110,351,525	$1,208,828,497
Shares issued in reinvestment of distributions	17,495,529	185,763,119	17,907,902	195,410,420
Shares redeemed	(124,917,043)	(1,319,030,674)	(123,504,761)	(1,349,406,433)

Net increase	2,203,323	$31,986,841	4,754,666	$54,832,484

Investor C
Shares sold	22,749,977	$240,941,185	29,992,548	$328,505,355
Shares issued in reinvestment of distributions	8,838,819	93,712,085	10,185,106	111,047,447
Shares redeemed	(63,163,035)	(667,041,021)	(66,522,506)	(726,141,244)

Net decrease	(31,574,239)	$(332,387,751)	(26,344,852)	$(286,588,442)

Class K
Shares sold	27,755,718	$294,228,482	47,950,022	$523,625,292
Shares issued in reinvestment of distributions	3,086,325	32,818,002	1,338,861	14,498,374
Shares redeemed	(9,115,243)	(96,750,964)	(4,114,874)	(44,931,727)

Net increase	21,726,800	$230,295,520	45,174,009	$493,191,939

Total Net Increase (Decrease)	(4,749,689)	$(16,998,511)	122,148,813	$1,348,540,272

As of July 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 22,548 Class K Shares of Dynamic High Income.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (continued)

Distributions for the year ended July 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Dynamic High Income	Institutional	$(25,334,368)	$(850,335)
	Investor A	(3,143,684)	(126,664)
	Investor C	(1,542,336)	(68,160)
	Class K	(85,881)	(576)
Multi-Asset Income	Institutional	(472,768,935)	—
	Investor A	(205,114,064)	—
	Investor C	(119,622,159)	—
	Class K	(14,534,422)	—

Undistributed (distributions in excess of) net investment income as of July 31, 2018 was as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Dynamic High Income	$(398,632)
Multi-Asset Income	21,337,465

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

134	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds II and Shareholders of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio (two of the funds constituting BlackRock Funds II, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly,in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

The financial statements as of and for the year ended July 31, 2016 and the financial highlights for each of the years or periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Portfolios:

	Payable Date	Dynamic High Income Portfolio	Multi-Asset Income Portfolio
Qualified Dividend Income for Individuals(a)	August 2018	9.91%	21.81%
	September 2018 — December 2018	9.86	19.86
	January 2019 — July 2019	14.46	26.88
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	August 2018 — July 2019	4.87	7.86
Qualified Business Income(a)	January 2019 — July 2019	1.01	0.86
Interest-Related Dividends for Non-U.S. Residents(b)	August 2018	18.77	37.17
	September 2018 — December 2018	19.56	34.08
	January 2019 — July 2019	25.38	35.15

(a)	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	135

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Dynamic High Income Portfolio (“Dynamic High Income Portfolio”) and BlackRock Multi-Asset Income Portfolio (“Multi-Asset Income Portfolio” and, together with Dynamic High Income Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of (i) the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BSL”) with respect to Dynamic High Income Portfolio (the “BSL Dynamic High Income Sub-Advisory Agreement”); (ii) the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BNA” and together with BSL, the “Sub-Advisors”) with respect to Dynamic High Income Portfolio (the “BNA Dynamic High Income Sub-Advisory Agreement”); (iii) the sub-advisory agreement between the Manager and BSL with respect to Multi-Asset Income Portfolio (the “BSL Multi-Asset Income Sub-Advisory Agreement” and together with the BSL Dynamic High Income Sub-Advisory Agreement, the “BSL Sub-Advisory Agreements”) and (iv) the sub-advisory agreement between the Manager and BNA with respect to Multi-Asset Income Portfolio (the “BNA Multi-Asset Income Sub-Advisory Agreement” and together with the BSL Multi-Asset Income Sub-Advisory Agreement, the “BNA Sub-Advisory Agreements”). The BNA Sub-Advisory Agreements and the BSL Sub-Advisory Agreements are referred to herein as the “Sub-Advisory Agreements.” The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

136	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and since-inception periods reported, the Dynamic High Income Portfolio ranked in the second, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Multi-Asset Income Portfolio ranked in the second, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed Multi-Asset Income Portfolio’s underperformance during the applicable periods. The Board noted, however, that managing risk is a primary component of the Fund’s investment strategy. The Board further noted the risk profile of the Fund over the one-, three-, and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	137

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Dynamic High Income Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that Multi-Asset Income Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the pertinent Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor, with respect to the pertinent Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

138	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements

Disclosure of Investment Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on February 20-21, 2019 (the “Meeting”) to consider the initial approval of (i) the proposed sub-advisory agreement between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (“BIL”) with respect to BlackRock Dynamic High Income Portfolio (“Dynamic High Income Portfolio”), a series of the Trust (the “BIL Dynamic High Income Sub-Advisory Agreement”) and (ii) the proposed sub-advisory agreement between the Manager and BIL with respect to BlackRock Multi-Asset Income Portfolio (“Multi-Asset Income Portfolio”, and together with Dynamic High Income Portfolio, the “Funds”), a series of the Trust (the “BIL Multi-Asset Income Sub-Advisory Agreement” and together with the BIL Dynamic High Income Sub-Advisory Agreement, the “Sub-Advisory Agreements”). BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio are each referred to as a “Fund” and together as the “Funds”. The Sub-Advisory Agreements were substantially the same as sub-advisory agreements that had previously been approved by the Board with respect to certain other portfolios of the Trust.

On the date of the Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Consistent with the requirements of the 1940 Act, the Board considers the initial approval of the Sub-Advisory Agreements.

At the Meeting, the Board reviewed materials relating to its consideration of each Sub-Advisory Agreement. The Board previously met in person on May 8, 2018 (the “May 2018 Meeting”) to consider the approval of the continuation of the Trust’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of each Fund. At the May 2018 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement with respect to each Fund for a one-year term ending June 30, 2019. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2018 Meeting is included in the semi-annual shareholder report for the Funds for the period ended July 31, 2018. The factors considered by the Board at the Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May 2018 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved (i) the BIL Dynamic High Income Sub-Advisory Agreement with respect to the Dynamic High Income Portfolio and (ii) the BIL Multi-Asset Income Sub-Advisory Agreement with respect to Multi-Asset Income Portfolio, each for a two-year term beginning on the effective date of the pertinent Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of each Sub-Advisory Agreement were fair and reasonable and in the best interest of the pertinent Fund and its shareholders. In arriving at its decision to approve each Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS	139

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

140	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	141

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President (Since 2018) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

142	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock (Singapore) Limited

079912 Singapore

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	143

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

144	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information   (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	145

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

CNY	Chinese Yuan

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

USD	United States Dollar
Portfolio Abbreviations

ADR	American Depositary Receipts

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GDR	Global Depositary Receipts

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depository Receipts

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

146	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-7/19-AR

Item 2 –	Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez
Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$48,300	$48,300	$0	$0	$0	$0	$0	$0
BlackRock Multi-Asset Income Portfolio	$71,700	$68,700	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$0	$0
BlackRock Multi-Asset Income Portfolio	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 4, 2019